As filed with the United States Securities and Exchange Commission on February 27, 2012
1933 Act Registration No. 033-19338
1940 Act Registration No. 811-05426

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 123	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 124	☑

(Check appropriate box or boxes.)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
(Exact Name of Registrant as Specified in Charter)
11 Greenway Plaza, Suite 2500, Houston, TX 77046-1173
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 626-1919
John M. Zerr, Esquire
11 Greenway Plaza, Suite 2500, Houston, Texas 77046
(Name and Address of Agent of Service)
Copy to:

Elisa Mitchell, Esquire	E. Carolan Berkley, Esquire
Invesco Advisers, Inc.	Stradley Ronon Stevens & Young, LLP
11 Greenway Plaza, Suite 2500	2600 One Commerce Square
Houston, Texas 77046	Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☑	on February 28, 2012, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date]pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus	February 28, 2012

Class: A (ABRZX), B (ABRBX), C (ABRCX), R (ABRRX), Y (ABRYX)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	8
The Adviser(s)	8
Adviser Compensation	8
Portfolio Managers	8

Other Information	8
Sales Charges	8
Dividends and Distributions	8

Benchmark Descriptions	8

Financial Highlights	9

Hypothetical Investment and Expense Information	10

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Balanced-Risk Allocation Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), are included in the table.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.91%	0.91%	0.91%	0.91%	0.91%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.15	0.15	0.15	0.15	0.15

Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02	0.02

Total Annual Fund Operating Expenses	1.33	2.08	2.08	1.58	1.08

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$678	$948	$1,239	$2,063

Class B	$711	$952	$1,319	$2,219

Class C	$311	$652	$1,119	$2,410

Class R	$161	$499	$860	$1,878

Class Y	$110	$343	$595	$1,317

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$678	$948	$1,239	$2,063

Class B	$211	$652	$1,119	$2,219

Class C	$211	$652	$1,119	$2,410

Class R	$161	$499	$860	$1,878

Class Y	$110	$343	$595	$1,317

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests primarily in derivative instruments and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Fund invests in derivatives and other financially-linked instruments such as futures, swap agreements, including total return swaps and may also invest in U.S. and foreign government debt securities, the Subsidiary, exchange-traded funds (ETFs) and exchange-traded notes (ETNs).

The Fund’s international investments will generally be in developed countries, but may also include emerging market countries. The Fund’s fixed income investments are generally considered to be investment grade while the Fund’s commodity markets exposure will generally be in the precious metals, agriculture, livestock, energy and industrial metals sectors.

The Fund may invest up to 25% of its total assets in the Subsidiary to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, swaps, ETFs and ETNs.

The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s

1        Invesco Balanced-Risk Allocation Fund

obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Swap agreements are contracts between two parties to which one party agrees with the other party to exchange the returns (or differentials in returns) earned or realized on a particular asset such as a commodity, calculated with respect to a “notional amount.” The payment streams are calculated by reference to an agreed upon notional amount. Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

The portfolio management team’s active three-step investment process involves (1) selecting representative assets to gain exposure to the equity, fixed income and commodity markets; (2) estimating the risk correlation of the selected assets to create a potential portfolio of investments; and (3) actively positioning the Fund’s positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure the management team has designed. The management team balances the opportunity for excess return from active positioning and the need to maintain asset class exposure by setting controlled tactical ranges around the long-term asset allocation.

When executing the investment process described above, the management team can purchase derivatives. By using derivatives, the Fund is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Commodity-Linked Notes Risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or the Subsidiary.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

Credit Risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund and the Subsidiary may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by the Fund and the Subsidiary in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure

2        Invesco Balanced-Risk Allocation Fund

of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund and the Subsidiary indirectly bear their proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund and the Subsidiary invest in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Foreign Securities Risk. The Fund’s and the Subsidiary’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s and the Subsidiary’s liquidity, cause them to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve their intended objective.

Liquidity Risk. The Fund and the Subsidiary may hold illiquid securities that they may be unable to sell at the preferred time or price and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from the Fund’s investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to the Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended September 30, 2010): 7.04%
Worst Quarter (ended March 31, 2011): 0.54%

3        Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (6/2/2009)
Return Before Taxes	4.22%	10.68%
Return After Taxes on Distributions	3.07	8.66
Return After Taxes on Distributions and Sale of Fund Shares	2.95	8.01

Class B shares: Inception (6/2/2009)	4.40	11.29

Class C shares: Inception (6/2/2009)	8.50	12.26

Class R shares: Inception (6/2/2009)	10.07	12.82

Class Y shares: Inception (6/2/2009)	10.54	13.41

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 05/31/2009)	2.09	15.25

Custom Balanced-Risk Allocation Broad Index (reflects no deductions for fees, expenses or taxes) (from 05/31/2009)	4.67	12.41

Custom Balanced-Risk Allocation Style Index (reflects no deductions for fees, expenses or taxes) (from 05/31/2009)	-0.01	9.98

Lipper Global Flexible Portfolio Funds Index (from 05/31/2009)	-4.69	9.40

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C, and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests primarily in derivative instruments and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Fund invests in derivatives and other financially-linked instruments such as futures, swap agreements, including total return swaps and may also invest in U.S. and foreign government debt securities, the Subsidiary, ETFs and ETNs.

The Fund’s international investments will generally be in developed countries, but may also include emerging market countries. The Fund’s fixed income investments are generally considered to be investment grade while the Fund’s commodity markets exposure will generally be in the precious metals, agriculture, livestock, energy and industrial metals sectors.

The Fund may invest up to 25% of its total assets in the Subsidiary to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, swaps, ETFs and ETNs.

The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities

4        Invesco Balanced-Risk Allocation Fund

futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Relative to traditional balanced portfolios, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process. This process is designed to balance the risk across equities, fixed income and commodities such that no one asset class drives the portfolio’s performance.

The first step in the investment process involves asset selection. The management team selects representative assets to gain exposure to equity, fixed income and commodity markets from a universe of over fifty assets. The selection process (1) evaluates a particular asset’s theoretical case for long-term excess returns relative to cash; (2) screens the identified assets against minimum liquidity criteria; and (3) reviews the expected correlation among the assets and the expected risk for each asset to determine whether the selected assets are likely to improve the expected risk adjusted return of the Fund.

The second step involves portfolio construction. The management team uses proprietary estimates for risk and correlation to create a potential portfolio of investments for the Fund. The team re-estimates the risk contributed by each asset and re-balances the portfolio monthly or when new assets are introduced to the Fund.

The final step involves active positioning. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team balances these two competing ideas—opportunity for excess return from active positioning and the need to maintain asset class exposure set forth in the balanced-risk portfolio structure—by setting controlled tactical ranges around the long-term asset allocation. The resulting asset allocation is then implemented by investing in derivatives, other financially-linked instruments, U.S. and foreign government debt securities, other securities, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the Fund.

The Fund or the Subsidiary may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s or the Subsidiary’s principal investment strategies in anticipation of or in response to adverse market, economic, political or other conditions. As a result, the Fund or the Subsidiary may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Commodity-Linked Notes Risk. Commodity-linked notes employ “implicit” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in securities with implicit leverage. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the interest due on their investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund and the Subsidiary buy, which may make it difficult for the Fund and the Subsidiary to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund and the Subsidiary could lose money. The value of the commodity-linked notes the Fund and the Subsidiary buy may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund and the Subsidiary to the extent they invest in such notes.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to

5        Invesco Balanced-Risk Allocation Fund

assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

Credit Risk. The issuers of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund and the Subsidiary invest in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund and the Subsidiary may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund and the Subsidiary may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund and the Subsidiary, when due, which may cause losses or additional costs to the Fund and the Subsidiary.

[ ] Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell a derivative instrument or enter into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. The Fund and the Subsidiary mitigate leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund and the Subsidiary to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s and the Subsidiary’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund and the Subsidiary incurring obligations beyond its investment, but that nonetheless permits the Fund and the Subsidiary to gain exposure that is greater than would be the case in an unlevered instrument. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund and the Subsidiary use derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund and the Subsidiary use derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund and the Subsidiary may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund and the Subsidiary are unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s and the Subsidiary’s other assets may be impaired to the extent that they have a substantial portion of its otherwise liquid assets marked as segregated to cover their obligations under such derivative instruments. The Fund and the Subsidiary may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund and the Subsidiary to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s and the Subsidiary’s use of derivatives may be limited by the requirements for taxation of the Fund and the Subsidiary as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s and the Subsidiary’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by the Fund and the Subsidiary in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not

6        Invesco Balanced-Risk Allocation Fund

accurately track the performance of the reference index; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund and the Subsidiary may invest are leveraged. The more the Fund and the Subsidiary invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded notes, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Foreign Securities Risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s and the Subsidiary’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund and the Subsidiary mitigate leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund and the Subsidiary are not able to close out a leveraged position because of market illiquidity, the Fund’s and the Subsidiary’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund and the Subsidiary to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s and the Subsidiary’s portfolio securities. There can be no assurance that the Fund’s and the Subsidiary’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund and the Subsidiary are unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund and the Subsidiary may be unable to sell illiquid securities at the time or price they desire and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from the Fund’s investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to the Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy. In this event the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to

7        Invesco Balanced-Risk Allocation Fund

which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.67% of Invesco Balanced-Risk Allocation Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by Invesco’s Global Asset Allocation Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Balanced-Risk Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Custom Balanced-Risk Allocation Style Index consists of 60% of the MSCI World Index and 40% of the Barclays Capital U.S. Aggregate Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Barclays Capital U.S. Aggregate Index.

Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index.

Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

8        Invesco Balanced-Risk Allocation Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed(g)		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$11.68	$(0.11)	$1.11	$1.00	$(0.47)	$(0.20)	$(0.67)	$12.01	9.13%	$1,001,088	1.04	%(d)	1.31	%(d)	(0.95	)%(d)	33%
Year ended 10/31/10	10.72	(0.10)	1.61	1.51	(0.21)	(0.34)	(0.55)	11.68	14.76	207,600	1.04		1.42		(0.93)		15
Year ended 10/31/09(e)	10.00	(0.05)	0.77	0.72	—	—	—	10.72	7.20	17,667	1.24	(f)	1.64	(f)	(1.02	)(f)	116

Class B
Year ended 10/31/11	11.56	(0.19)	1.09	0.90	(0.45)	(0.20)	(0.65)	11.81	8.30	17,722	1.79	(d)	2.06	(d)	(1.70	)(d)	33
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	9,707	1.79		2.17		(1.68)		15
Year ended 10/31/09(e)	10.00	(0.08)	0.76	0.68	—	—	—	10.68	6.80	930	1.99	(f)	2.39	(f)	(1.77	)(f)	116

Class C
Year ended 10/31/11	11.56	(0.19)	1.08	0.89	(0.45)	(0.20)	(0.65)	11.80	8.21	383,786	1.79	(d)	2.06	(d)	(1.70	)(d)	33
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	58,377	1.79		2.17		(1.68)		15
Year ended 10/31/09(e)	10.00	(0.08)	0.76	0.68	—	—	—	10.68	6.80	3,542	1.99	(f)	2.39	(f)	(1.77	)(f)	116

Class R
Year ended 10/31/11	11.63	(0.14)	1.10	0.96	(0.46)	(0.20)	(0.66)	11.93	8.84	2,956	1.29	(d)	1.56	(d)	(1.20	)(d)	33
Year ended 10/31/10	10.71	(0.13)	1.60	1.47	(0.21)	(0.34)	(0.55)	11.63	14.36	597	1.29		1.67		(1.18)		15
Year ended 10/31/09(e)	10.00	(0.06)	0.77	0.71	—	—	—	10.71	7.10	72	1.49	(f)	1.89	(f)	(1.27	)(f)	116

Class Y
Year ended 10/31/11	11.71	(0.08)	1.11	1.03	(0.47)	(0.20)	(0.67)	12.07	9.45	553,001	0.79	(d)	1.06	(d)	(0.70	)(d)	33
Year ended 10/31/10	10.73	(0.08)	1.61	1.53	(0.21)	(0.34)	(0.55)	11.71	14.97	64,428	0.79		1.17		(0.68)		15
Year ended 10/31/09(e)	10.00	(0.03)	0.76	0.73	—	—	—	10.73	7.30	3,558	0.99	(f)	1.39	(f)	(0.77	)(f)	116

Institutional Class
Year ended 10/31/11	11.72	(0.08)	1.11	1.03	(0.48)	(0.20)	(0.68)	12.07	9.36	449,380	0.79	(d)	0.97	(d)	(0.70	)(d)	33
Year ended 10/31/10	10.73	(0.08)	1.62	1.54	(0.21)	(0.34)	(0.55)	11.72	15.06	467,441	0.79		1.04		(0.68)		15
Year ended 10/31/09(e)	10.00	(0.03)	0.76	0.73	—	—	—	10.73	7.30	218,565	0.99	(f)	1.17	(f)	(0.77	)(f)	116

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $433,341, $13,415, $159,291, $1,441, $170,218 and $444,261 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of June 2, 2009.
(f)	Annualized.
(g)	The Fund’s expense limit terminated February 28, 2012.

9        Invesco Balanced-Risk Allocation Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;

■	Hypotheticals both with and without any applicable initial sales charge applied; and

■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.33%		1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.03)%	1.56%	5.29%	9.16%	13.16%	17.31%	21.62%	26.08%	30.71%	35.51%
End of Year Balance	$9,796.82		$10,156.36	$10,529.10	$10,915.51	$11,316.11	$11,731.42	$12,161.96	$12,608.30	$13,071.03	$13,550.73
Estimated Annual Expenses	$677.99		$132.69	$137.56	$142.61	$147.84	$153.27	$158.89	$164.72	$170.77	$177.03

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.33%		1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.67%		7.47%	11.42%	15.51%	19.75%	24.14%	28.70%	33.42%	38.32%	43.39%
End of Year Balance	$10,367.00		$10,747.47	$11,141.90	$11,550.81	$11,974.72	$12,414.20	$12,869.80	$13,342.12	$13,831.77	$14,339.40
Estimated Annual Expenses	$135.44		$140.41	$145.56	$150.91	$156.44	$162.19	$168.14	$174.31	$180.71	$187.34

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.08%		2.08%	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%	1.33%	1.33%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.92%		5.93%	9.02%	12.20%	15.48%	18.85%	22.32%	25.89%	30.51%	35.30%
End of Year Balance	$10,292.00		$10,592.53	$10,901.83	$11,220.16	$11,547.79	$11,884.99	$12,232.03	$12,589.20	$13,051.23	$13,530.21
Estimated Annual Expenses	$211.04		$217.20	$223.54	$230.07	$236.79	$243.70	$250.82	$258.14	$170.51	$176.77

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.08%		2.08%	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.92%		5.93%	9.02%	12.20%	15.48%	18.85%	22.32%	25.89%	29.57%	33.35%
End of Year Balance	$10,292.00		$10,592.53	$10,901.83	$11,220.16	$11,547.79	$11,884.99	$12,232.03	$12,589.20	$12,956.81	$13,335.15
Estimated Annual Expenses	$211.04		$217.20	$223.54	$230.07	$236.79	$243.70	$250.82	$258.14	$265.68	$273.44

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.58%		1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.42%		6.96%	10.61%	14.40%	18.31%	22.36%	26.54%	30.87%	35.34%	39.97%
End of Year Balance	$10,342.00		$10,695.70	$11,061.49	$11,439.79	$11,831.03	$12,235.65	$12,654.11	$13,086.88	$13,534.46	$13,997.33
Estimated Annual Expenses	$160.70		$166.20	$171.88	$177.76	$183.84	$190.13	$196.63	$203.35	$210.31	$217.50

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.08%		1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.92%		7.99%	12.23%	16.63%	21.20%	25.95%	30.89%	36.02%	41.35%	46.89%
End of Year Balance	$10,392.00		$10,799.37	$11,222.70	$11,662.63	$12,119.81	$12,594.90	$13,088.62	$13,601.70	$14,134.88	$14,688.97
Estimated Annual Expenses	$110.12		$114.43	$118.92	$123.58	$128.43	$133.46	$138.69	$144.13	$149.78	$155.65

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

10        Invesco Balanced-Risk Allocation Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Balanced-Risk Allocation Fund
SEC 1940 Act file number: 811-05426

invesco.com/us IBRA-PRO-1

Prospectus	February 28, 2012

Class: A (BRCAX), B (BRCBX), C (BRCCX), R (BRCRX), Y (BRCYX)

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	7
The Adviser(s)	7
Adviser Compensation	7
Portfolio Managers	7

Other Information	7
Sales Charges	7
Dividends and Distributions	7

Benchmark Descriptions	7

Financial Highlights	8

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Balanced-Risk Commodity Strategy Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), are included in the table.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	1.05%	1.05%	1.05%	1.05%	1.05%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.24	0.24	0.24	0.24	0.24

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.55	2.30	2.30	1.80	1.30

Fee Waiver and/or Expense Reimbursement[1]	0.32	0.32	0.32	0.32	0.32

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23	1.98	1.98	1.48	0.98

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class R and Class Y shares to 1.22%, 1.97%, 1.97%, 1.47% and 0.97%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$668	$983	$1,320	$2,268

Class B	$701	$988	$1,401	$2,423

Class C	$301	$688	$1,201	$2,611

Class R	$151	$535	$945	$2,090

Class Y	$100	$381	$682	$1,540

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$668	$983	$1,320	$2,268

Class B	$201	$688	$1,201	$2,423

Class C	$201	$688	$1,201	$2,611

Class R	$151	$535	$945	$2,090

Class Y	$100	$381	$682	$1,540

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period November 30, 2010 to October 31, 2011 the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal conditions, in derivatives and other commodity-linked instruments whose performance is expected to correspond to the performance of the underlying commodity, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Fund seeks to achieve its investment objective by investing in derivatives and other commodity-linked instruments that provide exposure to the following four sectors of the commodities markets: agricultural, energy, industrial metals and precious metals.

The Fund primarily will invest in the Subsidiary, commodity-based exchange-traded funds, commodity-linked notes and cash and cash equivalents. Commodity-linked notes generally pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The Fund may invest up to 25% of its total assets in the Subsidiary.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund invests in the Subsidiary in order to gain additional exposure to commodities. The Subsidiary, in turn, will invest in commodity-linked derivatives such as futures, swap agreements and in other commodity-linked instruments. In order to gain additional exposure to commodities, the Fund may also invest directly in futures, swaps and commodity-linked notes.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative

1        Invesco Balanced-Risk Commodity Strategy Fund

type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives. The Fund’s investments in derivatives may create significant leveraged exposure to certain commodities. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.

The Subsidiary is advised by Invesco and has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process.

This three step investment process involves (1) selecting representative commodity assets to gain exposure to the agriculture, energy, industrial metals, and precious metals sectors; (2) estimating the risk correlation of the selected commodity assets to create a potential portfolio of investments; and (3) actively positioning the Fund’s commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described above. The management team balances the opportunity for excess return from active positioning and the need to maintain commodity asset class exposure by setting controlled tactical ranges around the long-term commodity asset allocation.

When executing the investment process described above, the portfolio managers may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. The portfolio managers purchase these commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Commodity-Linked Notes Risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or the Subsidiary.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Many of the instruments that the Fund and the Subsidiary expect to hold may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Credit Risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

[ ] Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

[ ] Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s and the Subsidiary’s liquidity, cause them to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve their intended objective.

Liquidity Risk. The Fund and the Subsidiary may hold illiquid securities that they are unable to sell at the preferred time or price and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

2        Invesco Balanced-Risk Commodity Strategy Fund

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to the Fund. The Fund also has applied to the Internal Revenue Service for a private letter ruling relating to the Subsidiary. The Internal Revenue Service has issued a number of similar letter rulings (including to another Invesco fund), which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended December 31, 2011): 3.80%
Worst Quarter (ended September 30, 2011): -11.37%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (11/30/2010)
Return Before Taxes	-13.59%	-4.77%
Return After Taxes on Distributions	-13.59	-4.77
Return After Taxes on Distributions and Sale of Fund Shares	-8.83	-4.05

Class B shares: Inception (11/30/2010)	-13.68	-3.96

Class C shares: Inception (11/30/2010)	-10.14	-0.37

Class R shares: Inception (11/30/2010)	-8.59	0.37

Class Y shares: Inception (11/30/2010)	-8.14	0.82

Dow Jones Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)	-13.32	-3.75

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2010

Chris Devine	Portfolio Manager	2010

Scott Hixon	Portfolio Manager	2010

Christian Ulrich	Portfolio Manager	2010

Scott Wolle	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C, and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

3        Invesco Balanced-Risk Commodity Strategy Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is to provide total return. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal conditions, in derivatives and other commodity-linked instruments whose performance is expected to correspond to the performance of the underlying commodity, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Fund seeks to achieve its investment objective by investing in derivatives and other commodity-linked instruments that provide exposure to the following four sectors of the commodities markets: agricultural, energy, industrial metals and precious metals. More than 25% of the Fund’s assets may be allocated to investments in one or more of these commodities market sectors.

The Fund primarily will invest in the Subsidiary, commodity-based exchange-traded funds, commodity-linked notes and cash and cash equivalents. Commodity-linked notes generally pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund invests in the Subsidiary in order to gain additional exposure to commodities. The Subsidiary, in turn, will invest in commodity-linked derivatives such as futures, swap agreements and in other commodity-linked instruments. In order to gain additional exposure to commodities, the Fund may also invest directly in futures, swaps and commodity-linked notes.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives. The Fund’s investments in derivatives may create significant leveraged exposure to certain commodities. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.

The Subsidiary is advised by Invesco and has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process.

The first step involves asset selection. The management team selects representative commodity assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals, and precious metals. The selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how such asset has performed during different market cycles; (2) screens the identified commodity assets to meet minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk adjusted return of the Fund.

The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by the management team to create a potential portfolio of investments for the Fund. The team re-estimates the risk, contributed by each commodity asset, and re-balances the portfolio periodically or when new commodity assets are introduced to the Fund.

The final step involves active positioning. The management team actively adjusts commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team balances these two competing ideas—opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure—by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, exchange-traded funds, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is able to gain greater exposure to commodity assets within each commodity sector than would be possible using cash instruments, and thus seeks to balance the amount of risk each commodity asset contributes to the Fund.

When executing the investment process described above, the portfolio managers may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. The portfolio managers purchase these commodity-linked derivatives to

4        Invesco Balanced-Risk Commodity Strategy Fund

obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, the portfolio managers generally believe that the price of the referenced commodity will go up. When taking a short position, the portfolio managers generally believe that the price of the referenced commodity will go down.

The Fund and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the Fund and the Subsidiary generally maintain a substantial amount of their assets in cash and cash equivalents. Cash and cash equivalents will be posted as required margin for futures contracts, as required segregation under U.S. Securities and Exchange Commission rules and to collateralize swap exposure.

The Fund or the Subsidiary may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s or the Subsidiary’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund or the Subsidiary may not achieve its investment objective.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may thereby lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Commodity-Linked Notes Risk. Commodity-linked notes employ “implicit” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in securities with implicit leverage. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the interest due on their investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund and the Subsidiary buy, which may make it difficult for the Fund and the Subsidiary to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund and the Subsidiary could lose money. The value of the commodity-linked notes the Fund and the Subsidiary buy may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund and the Subsidiary to the extent they invest in such notes.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

Credit Risk. The issuers of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund and the Subsidiary invest in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

[ ] Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when

5        Invesco Balanced-Risk Commodity Strategy Fund

the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

[ ] Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund and the Subsidiary mitigate leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund and the Subsidiary are not able to close out a leveraged position because of market illiquidity, the Fund’s and the Subsidiary’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund and the Subsidiary to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s and the Subsidiary’s portfolio securities. There can be no assurance that the Fund’s and the Subsidiary’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund and the Subsidiary are unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund and the Subsidiary may be unable to sell illiquid securities at the time or price they desire and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to the Fund. The Fund also has applied to the IRS for a private letter ruling relating to the Subsidiary. The Internal Revenue Service has issued a number of similar letter rulings (including to another Invesco fund), which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which

6        Invesco Balanced-Risk Commodity Strategy Fund

case if the issuer defaulted, the Fund holding securities of the issuer might not be able to recover its investment from the U.S. Government.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
The Adviser is to receive a fee from Invesco Balanced-Risk Commodity Strategy Fund, calculated at the annual rate of 1.050% of the first $250 million, 1.025% of the next $250 million, 1.000% of the next $500 million, 0.975% of the next $1.5 billion, 0.950% of the next $2.5 billion, 0.925% of the next $2.5 billion, 0.900% of the next $2.5 billion and 0.875% of the amount over $10 billion of average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent report to shareholders for the eleven-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by Invesco’s Global Asset Allocation Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Balanced-Risk Commodity Strategy Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Dow Jones Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

7        Invesco Balanced-Risk Commodity Strategy Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset	Net	on securities					net assets		assets without		investment
	value,	investment	(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Eleven months ended 10/31/11(d)	$10.00	$(0.12)	$0.54	$0.42	$10.42	4.20%	$7,659	1.22	%(e)	1.54	%(e)	(1.13	)%(e)	0%

Class B
Eleven months ended 10/31/11(d)	10.00	(0.19)	0.55	0.36	10.36	3.60	277	1.97	(e)	2.29	(e)	(1.88	)(e)	0

Class C
Eleven months ended 10/31/11(d)	10.00	(0.19)	0.54	0.35	10.35	3.50	1,822	1.97	(e)	2.29	(e)	(1.88	)(e)	0

Class R
Eleven months ended 10/31/11(d)	10.00	(0.14)	0.56	0.42	10.42	4.20	111	1.47	(e)	1.79	(e)	(1.38	)(e)	0

Class Y
Eleven months ended 10/31/11(d)	10.00	(0.09)	0.56	0.47	10.47	4.70	59,063	0.97	(e)	1.29	(e)	(0.88	)(e)	0

Institutional Class
Eleven months ended 10/31/11(d)	10.00	(0.09)	0.56	0.47	10.47	4.70	102,857	0.97	(e)	1.21	(e)	(0.88	)(e)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of November 30, 2010.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,355, $158, $1,028, $37, $19,468 and $108,011 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

8        Invesco Balanced-Risk Commodity Strategy Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or

■	have at least 100 employees eligible to participate in the Plan; or

■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.

■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.

■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Balanced-Risk Commodity Strategy Fund
SEC 1940 Act file number: 811-05426

invesco.com/us BRCS-PRO-1

Prospectus	February 28, 2012

Class: A (AACFX), B (ABCFX), C (CACFX), Y (AMCYX)

Invesco China Fund

Invesco China Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	4
Portfolio Managers	4

Other Information	4
Sales Charges	4
Dividends and Distributions	4

Benchmark Descriptions	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco China Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.94%	0.94%	0.94%	0.94%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses	0.48	0.48	0.48	0.48

Total Annual Fund Operating Expenses	1.67	2.42	2.42	1.42

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$710	$1,048	$1,407	$2,417

Class B	$745	$1,055	$1,491	$2,571

Class C	$345	$755	$1,291	$2,756

Class Y	$145	$449	$776	$1,702

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$710	$1,048	$1,407	$2,417

Class B	$245	$755	$1,291	$2,571

Class C	$245	$755	$1,291	$2,756

Class Y	$145	$449	$776	$1,702

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of issuers with substantial exposure to China (including the People’s Republic of China, Hong Kong and Macau). The Fund will invest primarily in equity and equity-related transferable securities, including warrants and convertible securities, participation notes and/or debt securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its net assets in investment-grade debt securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 100% of its net assets in foreign securities, including developing market countries. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies.

In selecting securities to buy and sell, the Fund’s portfolio managers will apply an actively managed bottom-up fundamental analysis and top down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity.

The portfolio managers will consider whether to sell a particular security when the security trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when a more attractive investment opportunity is identified.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility.

1        Invesco China Fund

Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Geographic Concentration Risk. Because the Fund’s investments are concentrated in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Unique Economic and Political Risks of Investing in China. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property, difficulty in obtaining and/or enforcing judgments, alteration or discontinuation of economic reforms, military conflicts, either internal or with other countries, inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China, and China’s dependency on the economies of other Asian countries, many of which are developing countries.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2009): 39.04%
Worst Quarter (ended September 30, 2011): -27.63%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Class A shares: Inception (3/31/2006)
Return Before Taxes	-27.67%	3.84%	8.86%
Return After Taxes on Distributions	-27.74	3.58	8.60
Return After Taxes on Distributions and Sale of Fund Shares	-17.89	3.22	7.65

Class B shares: Inception (3/31/2006)	-27.87	3.90	9.02

Class C shares: Inception (3/31/2006)	-24.81	4.23	9.11

Class Y shares[1]: Inception (10/3/2008)	-23.27	5.19	10.09

MSCI EAFE® Index	-12.14	-4.72	-1.69

MSCI China 10/40 Index	-18.36	2.77	9.58

Lipper China Region Funds Index	-25.98	3.01	7.51

1	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Hong Kong Limited

Portfolio Managers	Title	Length of Service on the Fund

Samantha Ho	Portfolio Manager	2006

May Lo	Portfolio Manager	2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

2        Invesco China Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of issuers with substantial exposure to China (including the People’s Republic of China, Hong Kong and Macau). The Fund will invest primarily in equity and equity-related transferable securities, including warrants and convertible securities, participation notes and/or debt securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its net assets in investment-grade debt securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund considers an issuer from China if (1) it is organized under the laws of China; (2) it has a principal office in China; (3) it derives 50% or more of its total revenues or profits from goods produced or sold, investments made or services performed or that have at least 50% of its assets in China; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in China.

The Fund may invest up to 100% of its net assets in foreign securities, including developing market countries. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies.

In selecting securities to buy and sell, the Fund’s portfolio managers will apply an actively managed bottom-up fundamental analysis and top down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity.

The portfolio managers will consider whether to sell a particular security when the security trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when a more attractive investment opportunity is identified.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

3        Invesco China Fund

Geographic Concentration Risk. Because the Fund’s investments are concentrated in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Unique Economic and Political Risks of Investing in China. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property, difficulty in obtaining and/or enforcing judgments, alteration or discontinuation of economic reforms, military conflicts, either internal or with other countries, inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China, and China’s dependency on the economies of other Asian countries, many of which are developing countries.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Hong Kong Limited (the Sub-Adviser or Invesco Hong Kong) serves as the Fund’s investment sub-adviser. Invesco Hong Kong, an affiliate of the Adviser, is located at 41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.93% of Invesco China Fund’s average daily net assets.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Hong Kong. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Samantha Ho, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with Invesco Hong Kong and/or its affiliates since 2004.

■	May Lo, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Hong Kong and/or its affiliates since 2005.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco China Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

4        Invesco China Fund

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

MSCI China 10/40 Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in China, taking into consideration the concentration constraints applicable to funds registered for sale in Europe pursuant to the UCITS III Directive.

MSCI EAFE® Index is an unmanaged index considered representative of stocks in Europe, Australasia and the Far East.

5        Invesco China Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$21.93	$0.12	$(4.49)	$(4.37)	$(0.04)	$—	$(0.04)	$17.52	(19.96)%	$102,248	1.67	%(e)	1.67	%(e)	0.57	%(e)	97%
Year ended 10/31/10	18.18	0.06	3.83	3.89	(0.14)	—	(0.14)	21.93	21.49	166,662	1.67		1.67		0.30		100
Year ended 10/31/09	9.82	0.11	8.30	8.41	(0.05)	—	(0.05)	18.18	86.04	155,689	1.89		1.90		0.83		98
Year ended 10/31/08	28.59	0.07	(18.15)	(18.08)	(0.01)	(0.68)	(0.69)	9.82	(64.58)	69,460	1.75		1.76		0.39		94
Year ended 10/31/07	10.98	0.01	17.70	17.71	(0.10)	—	(0.10)	28.59	162.36	385,401	1.85		1.86		0.04		102

Class B
Year ended 10/31/11	21.46	(0.04)	(4.37)	(4.41)	—	—	—	17.05	(20.55)	13,988	2.42	(e)	2.42	(e)	(0.18	)(e)	97
Year ended 10/31/10	17.85	(0.09)	3.76	3.67	(0.06)	—	(0.06)	21.46	20.61	23,945	2.42		2.42		(0.45)		100
Year ended 10/31/09	9.66	0.01	8.18	8.19	—	—	—	17.85	84.78	23,468	2.64		2.65		0.08		98
Year ended 10/31/08	28.32	(0.06)	(17.92)	(17.98)	—	(0.68)	(0.68)	9.66	(64.84)	11,625	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.93	(0.14)	17.60	17.46	(0.07)	—	(0.07)	28.32	160.56	51,222	2.60		2.61		(0.71)		102

Class C
Year ended 10/31/11	21.43	(0.04)	(4.37)	(4.41)	—	—	—	17.02	(20.58)	32,319	2.42	(e)	2.42	(e)	(0.18	)(e)	97
Year ended 10/31/10	17.83	(0.09)	3.75	3.66	(0.06)	—	(0.06)	21.43	20.58	59,812	2.42		2.42		(0.45)		100
Year ended 10/31/09	9.65	0.01	8.17	8.18	—	—	—	17.83	84.77	54,780	2.64		2.65		0.08		98
Year ended 10/31/08	28.29	(0.06)	(17.90)	(17.96)	—	(0.68)	(0.68)	9.65	(64.83)	21,548	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.92	(0.14)	17.58	17.44	(0.07)	—	(0.07)	28.29	160.52	127,122	2.60		2.61		(0.71)		102

Class Y
Year ended 10/31/11	22.01	0.17	(4.51)	(4.34)	(0.09)	—	(0.09)	17.58	(19.78)	6,483	1.42	(e)	1.42	(e)	0.82	(e)	97
Year ended 10/31/10	18.23	0.10	3.85	3.95	(0.17)	—	(0.17)	22.01	21.76	11,638	1.42		1.42		0.55		100
Year ended 10/31/09	9.82	0.16	8.30	8.46	(0.05)	—	(0.05)	18.23	86.55	5,637	1.64		1.65		1.08		98
Period ended 10/31/08(f)	12.02	0.00	(2.20)	(2.20)	—	—	—	9.82	(18.30)	569	1.80	(g)	1.81	(g)	0.34	(g)	94

Institutional Class
Year ended 10/31/11	22.04	0.21	(4.51)	(4.30)	(0.13)	—	(0.13)	17.61	(19.61)	770	1.23	(e)	1.23	(e)	1.01	(e)	97
Year ended 10/31/10	18.25	0.14	3.86	4.00	(0.21)	—	(0.21)	22.04	22.04	982	1.25		1.25		0.72		100
Year ended 10/31/09	9.91	0.20	8.33	8.53	(0.19)	—	(0.19)	18.25	87.28	599	1.27		1.28		1.45		98
Year ended 10/31/08	28.72	0.17	(18.25)	(18.08)	(0.05)	(0.68)	(0.73)	9.91	(64.37)	259	1.26		1.27		0.88		94
Year ended 10/31/07	10.99	0.09	17.74	17.83	(0.10)	—	(0.10)	28.72	163.45	3,658	1.35		1.36		0.53		102

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended October 31, 2011, 2010 and 2009, respectively. Redemption fees added to shares of beneficial interest for Class A, Class B, Class C and Institutional Class shares were $0.02 and $0.03 per share for the years ended October 31, 2008 and 2007, respectively.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $136,286, $19,609, $46,246, $8,868 and $882 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

6        Invesco China Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.67%		1.67%	1.67%	1.67%	1.67%	1.67%	1.67%	1.67%	1.67%	1.67%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.35)%	0.90%	4.26%	7.73%	11.32%	15.02%	18.85%	22.81%	26.90%	31.13%
End of Year Balance	$9,764.69		$10,089.85	$10,425.84	$10,773.02	$11,131.76	$11,502.45	$11,885.48	$12,281.27	$12,690.24	$13,112.82
Estimated Annual Expenses	$710.44		$165.79	$171.31	$177.01	$182.90	$189.00	$195.29	$201.79	$208.51	$215.46

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.67%		1.67%	1.67%	1.67%	1.67%	1.67%	1.67%	1.67%	1.67%	1.67%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.33%		6.77%	10.33%	14.00%	17.80%	21.72%	25.77%	29.96%	34.29%	38.76%
End of Year Balance	$10,333.00		$10,677.09	$11,032.64	$11,400.02	$11,779.64	$12,171.91	$12,577.23	$12,996.05	$13,428.82	$13,876.00
Estimated Annual Expenses	$169.78		$175.43	$181.28	$187.31	$193.55	$200.00	$206.66	$213.54	$220.65	$228.00

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.42%		2.42%	2.42%	2.42%	2.42%	2.42%	2.42%	2.42%	1.67%	1.67%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.58%		5.23%	7.94%	10.73%	13.58%	16.51%	19.52%	22.60%	26.69%	30.90%
End of Year Balance	$10,258.00		$10,522.66	$10,794.14	$11,072.63	$11,358.30	$11,651.35	$11,951.95	$12,260.31	$12,668.58	$13,090.45
Estimated Annual Expenses	$245.12		$251.45	$257.93	$264.59	$271.41	$278.42	$285.60	$292.97	$208.16	$215.09

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.42%		2.42%	2.42%	2.42%	2.42%	2.42%	2.42%	2.42%	2.42%	2.42%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.58%		5.23%	7.94%	10.73%	13.58%	16.51%	19.52%	22.60%	25.77%	29.01%
End of Year Balance	$10,258.00		$10,522.66	$10,794.14	$11,072.63	$11,358.30	$11,651.35	$11,951.95	$12,260.31	$12,576.63	$12,901.11
Estimated Annual Expenses	$245.12		$251.45	$257.93	$264.59	$271.41	$278.42	$285.60	$292.97	$300.53	$308.28

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.42%		1.42%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.58%		7.29%	11.13%	15.11%	19.23%	23.50%	27.92%	32.50%	37.24%	42.15%
End of Year Balance	$10,358.00		$10,728.82	$11,112.91	$11,510.75	$11,922.83	$12,349.67	$12,791.79	$13,249.74	$13,724.08	$14,215.40
Estimated Annual Expenses	$144.54		$149.72	$155.08	$160.63	$166.38	$172.33	$178.50	$184.89	$191.51	$198.37

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

7        Invesco China Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco China Fund
SEC 1940 Act file number: 811-05426

invesco.com/us CHI-PRO-1

Prospectus	February 28, 2012

Class: A (GTDDX), B (GTDBX), C (GTDCX), Y (GTDYX)

Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

As of the close of business on November 22, 2010, Invesco Developing Markets Fund limited public sales of its shares to certain investors.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	5
Portfolio Managers	5

Other Information	5
Sales Charges	5
Dividends and Distributions	5
Limited Fund Offering	5

Benchmark Descriptions	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Developing Markets Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.88%	0.88%	0.88%	0.88%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses	0.34	0.34	0.34	0.34

Total Annual Fund Operating Expenses	1.47	2.22	2.22	1.22

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$691	$989	$1,309	$2,211

Class B	$725	$994	$1,390	$2,365

Class C	$325	$694	$1,190	$2,554

Class Y	$124	$387	$670	$1,477

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$691	$989	$1,309	$2,211

Class B	$225	$694	$1,190	$2,365

Class C	$225	$694	$1,190	$2,554

Class Y	$124	$387	$670	$1,477

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies and governments that are in developing markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund can invest in derivative instruments including forward foreign currency contracts and futures.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., but it will invest no more than 25% of its total assets in issuers in any one country. As of October 31, 2011, the principal countries in which the Fund was invested were Brazil, China, Mexico, the Philippines, and Indonesia. The Fund may hold no more than 40% of its total assets in any one foreign currency and securities denominated in or indexed to such currency. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies. Currently the Fund is unable to trade in local shares of Indian companies.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The Fund’s portfolio managers may consider selling a security for several reasons, including when, (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its security price appears to be overvalued, or (3) a more attractive investment opportunity is identified.

1        Invesco Developing Markets Fund

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2009): 39.04%
Worst Quarter (ended December 31, 2008): -28.88%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10
	Year	Years	Years

Class A shares: Inception (1/11/1994)
Return Before Taxes	-16.22%	3.28%	14.78%
Return After Taxes on Distributions	-16.57	3.01	14.61
Return After Taxes on Distributions and Sale of Fund Shares	-10.07	2.92	13.48

Class B shares: Inception (11/3/1997)	-16.31	3.33	14.83

Class C shares: Inception (3/1/1999)	-12.88	3.66	14.66

Class Y shares[1]: Inception (10/3/2008)	-11.14	4.61	15.51

MSCI EAFE® Index	-12.14	-4.72	4.67

MSCI Emerging Markets IndexSM	-18.42	2.40	13.86

Lipper Emerging Market Funds Index	-18.37	1.04	13.26

1	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Shuxin Cao	Portfolio Manager (lead)	2003

Borge Endresen	Portfolio Manager (lead)	2003

Mark Jason	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

2        Invesco Developing Markets Fund

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies and governments that are in developing markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund can invest in derivative instruments including forward foreign currency contracts and futures.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Developing market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund uses the following criteria to determine whether an issuer is in a developing country, including whether (1) it is organized under the laws of a developing markets country; (2) it has a principal office in a developing markets country; (3) it derives 50% or more of its total revenues from business in a developing markets country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in developing markets countries.

The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., but it will invest no more than 25% of its total assets in issuers in any one country. As of October 31, 2011, the principal countries in which the Fund was invested were Brazil, China, Mexico, the Philippines, and Indonesia. The Fund may hold no more than 40% of its total assets in any one foreign currency and securities denominated in or indexed to such currency. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies. Currently the Fund is unable to trade in local shares of Indian companies.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The Fund’s portfolio managers may consider selling a security for several reasons, including when, (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its security price appears to be overvalued, or (3) a more attractive investment opportunity is identified.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to

3        Invesco Developing Markets Fund

capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are

4        Invesco Developing Markets Fund

designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.86% of Invesco Developing Markets Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Shuxin Cao, (lead manager with respect to the Fund’s investments in Asia Pacific and Latin America), Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with Invesco and/or its affiliates since 1997.

■	Borge Endresen, (lead manager with respect to the Fund’s investments in Europe, Africa and the Middle East), Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with Invesco and/or its affiliates since 1999.

■	Mark Jason, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2001.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Developing Markets Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Limited Fund Offering
Effective as of the close of business on November 22, 2010, the Fund closed to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Investors who were invested in the Fund on or prior to November 22, 2010 may continue to make additional purchases in their accounts.

Any retirement plan may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of November 22, 2010. Any brokerage firm wrap program may continue to make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of November 22, 2010.

The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.

Benchmark Descriptions

Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

MSCI EAFE® Index is an unmanaged index considered representative of stocks in Europe, Australasia and the Far East.

MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries.

5        Invesco Developing Markets Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$33.15	$0.36	$(2.87)	$(2.51)	$(0.23)	$(0.03)	$(0.26)	$30.38	(7.62)%	$1,388,008	1.45	%(e)	1.47	%(e)	1.11	%(e)	17%
Year ended 10/31/10	25.61	0.33	7.54	7.87	(0.33)	—	(0.33)	33.15	31.04	1,355,604	1.52		1.53		1.17		22
Year ended 10/31/09	16.28	0.27	9.80	10.07	(0.33)	(0.41)	(0.74)	25.61	65.27	904,273	1.66		1.71		1.35		28
Year ended 10/31/08	37.97	0.37	(20.45)	(20.08)	(0.23)	(1.38)	(1.61)	16.28	(55.04)	401,275	1.59		1.60		1.26		27
Year ended 10/31/07	23.80	0.27	13.96	14.23	(0.06)	—	(0.06)	37.97	59.90	1,152,814	1.57		1.61		0.89		41

Class B
Year ended 10/31/11	32.16	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.42	(8.30)	71,066	2.20	(e)	2.22	(e)	0.36	(e)	17
Year ended 10/31/10	24.92	0.12	7.33	7.45	(0.21)	—	(0.21)	32.16	30.07	60,657	2.27		2.28		0.42		22
Year ended 10/31/09	15.69	0.11	9.59	9.70	(0.06)	(0.41)	(0.47)	24.92	64.01	49,822	2.41		2.46		0.60		28
Year ended 10/31/08	36.72	0.15	(19.74)	(19.59)	(0.06)	(1.38)	(1.44)	15.69	(55.36)	32,309	2.34		2.35		0.51		27
Year ended 10/31/07	23.14	0.04	13.54	13.58	—	—	—	36.72	58.69	103,476	2.32		2.36		0.14		41

Class C
Year ended 10/31/11	32.12	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.38	(8.31)	213,879	2.20	(e)	2.22	(e)	0.36	(e)	17
Year ended 10/31/10	24.89	0.12	7.32	7.44	(0.21)	—	(0.21)	32.12	30.07	222,634	2.27		2.28		0.42		22
Year ended 10/31/09	15.67	0.11	9.58	9.69	(0.06)	(0.41)	(0.47)	24.89	64.03	139,845	2.41		2.46		0.60		28
Year ended 10/31/08	36.68	0.15	(19.72)	(19.57)	(0.06)	(1.38)	(1.44)	15.67	(55.37)	76,853	2.34		2.35		0.51		27
Year ended 10/31/07	23.12	0.04	13.52	13.56	—	—	—	36.68	58.65	219,121	2.32		2.36		0.14		41

Class Y
Year ended 10/31/11	33.26	0.44	(2.88)	(2.44)	(0.29)	(0.03)	(0.32)	30.50	(7.39)	364,320	1.20	(e)	1.22	(e)	1.36	(e)	17
Year ended 10/31/10	25.66	0.41	7.56	7.97	(0.37)	—	(0.37)	33.26	31.41	203,884	1.27		1.28		1.42		22
Year ended 10/31/09	16.29	0.37	9.75	10.12	(0.34)	(0.41)	(0.75)	25.66	65.56	52,993	1.41		1.46		1.60		28
Year ended 10/31/08(f)	20.65	0.02	(4.38)	(4.36)	—	—	—	16.29	(21.11)	1,854	1.36	(g)	1.37	(g)	1.49	(g)	27

Institutional Class
Year ended 10/31/11	33.22	0.49	(2.87)	(2.38)	(0.33)	(0.03)	(0.36)	30.48	(7.24)	472,161	1.02	(e)	1.04	(e)	1.54	(e)	17
Year ended 10/31/10	25.63	0.48	7.52	8.00	(0.41)	—	(0.41)	33.22	31.59	309,491	1.11		1.12		1.58		22
Year ended 10/31/09	16.40	0.37	9.77	10.14	(0.50)	(0.41)	(0.91)	25.63	66.01	32,279	1.17		1.19		1.84		28
Year ended 10/31/08	38.17	0.51	(20.56)	(20.05)	(0.34)	(1.38)	(1.72)	16.40	(54.81)	11,589	1.12		1.13		1.73		27
Year ended 10/31/07	23.91	0.41	14.00	14.41	(0.15)	—	(0.15)	38.17	60.59	30,734	1.12		1.16		1.34		41

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $179,562,130 and sold of $23,686,059 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,442,529, $67,975, $226,056, $276,040 and $401,310 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

6        Invesco Developing Markets Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.47%		1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.16)%	1.29%	4.86%	8.57%	12.40%	16.37%	20.47%	24.73%	29.13%	33.69%
End of Year Balance	$9,783.59		$10,128.95	$10,486.50	$10,856.67	$11,239.91	$11,636.68	$12,047.45	$12,472.73	$12,913.02	$13,368.85
Estimated Annual Expenses	$691.37		$146.36	$151.52	$156.87	$162.41	$168.14	$174.08	$180.22	$186.59	$193.17

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.47%		1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.53%		7.18%	10.97%	14.89%	18.94%	23.14%	27.49%	31.99%	36.65%	41.47%
End of Year Balance	$10,353.00		$10,718.46	$11,096.82	$11,488.54	$11,894.09	$12,313.95	$12,748.63	$13,198.66	$13,664.57	$14,146.93
Estimated Annual Expenses	$149.59		$154.88	$160.34	$166.00	$171.86	$177.93	$184.21	$190.71	$197.44	$204.41

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.22%		2.22%	2.22%	2.22%	2.22%	2.22%	2.22%	2.22%	1.47%	1.47%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.78%		5.64%	8.57%	11.59%	14.69%	17.88%	21.16%	24.53%	28.92%	33.48%
End of Year Balance	$10,278.00		$10,563.73	$10,857.40	$11,159.24	$11,469.46	$11,788.31	$12,116.03	$12,452.85	$12,892.44	$13,347.54
Estimated Annual Expenses	$225.09		$231.34	$237.77	$244.38	$251.18	$258.16	$265.34	$272.71	$186.29	$192.86

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.22%		2.22%	2.22%	2.22%	2.22%	2.22%	2.22%	2.22%	2.22%	2.22%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.78%		5.64%	8.57%	11.59%	14.69%	17.88%	21.16%	24.53%	27.99%	31.55%
End of Year Balance	$10,278.00		$10,563.73	$10,857.40	$11,159.24	$11,469.46	$11,788.31	$12,116.03	$12,452.85	$12,799.04	$13,154.86
Estimated Annual Expenses	$225.09		$231.34	$237.77	$244.38	$251.18	$258.16	$265.34	$272.71	$280.30	$288.09

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.22%		1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.78%		7.70%	11.77%	16.00%	20.38%	24.93%	29.66%	34.56%	39.64%	44.92%
End of Year Balance	$10,378.00		$10,770.29	$11,177.41	$11,599.91	$12,038.39	$12,493.44	$12,965.69	$13,455.79	$13,964.42	$14,492.28
Estimated Annual Expenses	$124.31		$129.00	$133.88	$138.94	$144.19	$149.64	$155.30	$161.17	$167.26	$173.59

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

7        Invesco Developing Markets Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Developing Markets Fund
SEC 1940 Act file number: 811-05426

invesco.com/us DVM-PRO-1

Prospectus	February 28, 2012

Class: A (IAEMX), B (IBEMX), C (ICEMX), R (IREMX), Y (IYEMX)

Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Market Local Currency Debt Fund’s investment objective is to provide total return.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	7
The Adviser(s)	7
Adviser Compensation	7
Portfolio Managers	7

Other Information	7
Sales Charges	7
Dividends and Distributions	7

Benchmark Descriptions	7

Financial Highlights	8

Hypothetical Investment and Expense Information	9

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Emerging Market Local Currency Debt Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.86	0.86	0.86	0.86	0.86

Total Annual Fund Operating Expenses	1.86	2.61	2.61	2.11	1.61

Fee Waiver and/or Expense Reimbursement[1]	0.62	0.62	0.62	0.62	0.62

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24	1.99	1.99	1.49	0.99

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class R and Class Y shares to 1.24%, 1.99%, 1.99%, 1.49% and 0.99%, respectively, of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$595	$975	$1,378	$2,503

Class B	$702	$1,053	$1,530	$2,715

Class C	$302	$753	$1,330	$2,898

Class R	$152	$601	$1,077	$2,392

Class Y	$101	$447	$818	$1,859

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$595	$975	$1,378	$2,503

Class B	$202	$753	$1,330	$2,715

Class C	$202	$753	$1,330	$2,898

Class R	$152	$601	$1,077	$2,392

Class Y	$101	$447	$818	$1,859

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities denominated in the currencies of emerging market countries.

In complying with the 80% investment requirement, the Fund at times will invest in other investments that have economic characteristics similar to the Fund’s direct investments, including derivatives, which may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in derivatives including credit default swaps, interest rate swaps, credit linked notes, currency futures and forward foreign currency contracts.

The Fund can invest in credit default swaps to hedge its credit risk to an asset class or a particular issuer. A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. A Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. A Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). Alternatively, a Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying Reference Obligation.

The Fund can invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

1        Invesco Emerging Market Local Currency Debt Fund

Credit linked notes are securities with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. The credit linked note’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the credit linked note holder receives either fixed or floating coupon rate during the life of the credit linked note and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the credit linked note holder will receive an amount equivalent to the recovery rate. In return for these risks, the credit linked note holder receives a higher yield. The Fund can generally use credit linked notes to gain exposure to certain markets.

The Fund can invest in forward foreign currency contracts and currency futures to mitigate the risk of foreign currency exposure. Forward foreign currency contracts and currency futures are agreements between parties to exchange a specified amount of currency at a specified future time at a specified rate. These contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The debt securities in which the Fund primarily invests include sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than may a diversified fund.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers of the Fund employ a top-down approach with rigorous bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. The management team strives to avoid substantial credit deterioration and currency devaluation. The management team also looks to participate in the upside of a positive market movement.

In making investment decisions, the portfolio management team makes an initial assessment of the global economic environment, which provides the context for the management team’s sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. Members of the team conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. A forward-looking assessment is then made for each country’s fixed income securities and currency. Securities are selected for inclusion based on perceived value of individual securities relative to alternatives, duration and yield curve positioning appropriate for the interest rate outlook, credit and currency opportunities, and an effort to achieve appropriate diversification. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change. In addition, fundamental analysis for corporate issuers is conducted where applicable. The management team will consider selling a security if, among other things: (1) the foreign exchange and interest rate outlook is no longer consistent with the original investment thesis; (2) the issue has met or exceeded its foreign exchange and interest rate objectives; or (3) there are more attractive investment alternatives in the market.

While the Fund anticipates being largely invested in investment grade securities, the Fund may invest up to 100% of its total assets in assets considered to be non-investment grade securities (junk bonds). A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody’s Investors Service, Inc., BBB- by Standard & Poor’s or BBB- by Fitch, or the Fund’s portfolio managers believe it to be of comparable quality.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and

2        Invesco Emerging Market Local Currency Debt Fund

social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2011): 3.94%
Worst Quarter (ended September 30, 2011): -10.26%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (6/16/2010)
Return Before Taxes	-8.13%	2.09%
Return After Taxes on Distributions	-11.80	-1.86
Return After Taxes on Distributions and Sale of Fund Shares	-5.15	-0.37

Class B shares: Inception (6/16/2010)	-8.56	2.21

Class C shares: Inception (6/16/2010)	-5.04	4.59

Class R shares: Inception (6/16/2010)	-3.78	5.11

Class Y shares: Inception (6/16/2010)	-3.30	5.62

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified (reflects no deductions for fees, expenses or taxes) (from 06/30/2010)	-1.75	6.53

Lipper Emerging Markets Debt Funds Index (from 06/30/2010)	2.19	6.52

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Claudia Calich	Portfolio Manager (lead)	2010

Jack Deino	Portfolio Manager	2010

Eric Lindenbaum	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

3        Invesco Emerging Market Local Currency Debt Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is to provide total return. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities denominated in the currencies of emerging market countries.

In complying with the 80% investment requirement, the Fund at times will invest in other investments that have economic characteristics similar to the Fund’s direct investments, including derivatives, which may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in derivatives including credit default swaps, interest rate swaps, credit linked notes, currency futures and forward foreign currency contracts.

The Fund can invest in credit default swaps to hedge its credit risk to an asset class or a particular issuer. A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. A Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. A Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). Alternatively, a Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying Reference Obligation.

The Fund can invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

Credit linked notes are securities with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. The credit linked note’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the credit linked note holder receives either fixed or floating coupon rate during the life of the credit linked note and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the credit linked note holder will receive an amount equivalent to the recovery rate. In return for these risks, the credit linked note holder receives a higher yield. The Fund can generally use credit linked notes to gain exposure to certain markets.

The Fund can invest in forward foreign currency contracts and currency futures to mitigate the risk of foreign currency exposure. Forward foreign currency contracts and currency futures are agreements between parties to exchange a specified amount of currency at a specified future time at a specified rate. These contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The debt securities in which the Fund primarily invests include sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than may a diversified fund.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers of the Fund employ a top-down approach with rigorous bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. The management team strives to avoid substantial credit deterioration and currency devaluation. The management team also looks to participate in the upside of a positive market movement.

In making investment decisions, the portfolio management team makes an initial assessment of the global economic environment, which provides the context for the management team’s sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. Members of the team conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. A forward-looking assessment is then made for each country’s fixed income securities and currency. Securities are selected for

4        Invesco Emerging Market Local Currency Debt Fund

inclusion based on perceived value of individual securities relative to alternatives, duration and yield curve positioning appropriate for the interest rate outlook, credit and currency opportunities, and an effort to achieve appropriate diversification. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change. In addition, fundamental analysis for corporate issuers is conducted where applicable. The management team will consider selling a security if, among other things: (1) the foreign exchange and interest rate outlook is no longer consistent with the original investment thesis; (2) the issue has met or exceeded its foreign exchange and interest rate objectives; or (3) there are more attractive investment alternatives in the market.

While the Fund anticipates being largely invested in investment grade securities, the Fund may invest up to 100% of its total assets in assets considered to be non-investment grade securities (junk bonds). A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody’s Investors Service, Inc., BBB- by Standard & Poor’s or BBB- by Fitch, or the Fund’s portfolio managers believe it to be of comparable quality.

The Fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the Adviser. Depending on the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the Fund’s relative performance and its ability to achieve its investment objective. The Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest a relatively larger percentage of the Fund’s portfolio assets in cash, cash equivalents or high quality debt instruments. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Cash/Cash Equivalents Risk. To the extent Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

5        Invesco Emerging Market Local Currency Debt Fund

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code. The Fund treats foreign currency gains as qualifying income. You should be aware, however, that the U.S. Treasury Department has statutory authority to issue regulations excluding from the definition of qualifying income foreign currency gains not directly related to the Fund’s business of investing in securities (e.g., for purposes other than hedging the Fund’s exposure to foreign currencies). As of the date of this prospectus, no regulations have been issued pursuant to this authorization. Such regulations, if issued, may result in the Fund being unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. Additionally, the Internal Revenue Service has not issued any guidance on how to apply the asset diversification test to foreign

6        Invesco Emerging Market Local Currency Debt Fund

currency positions. Any determination by the Internal Revenue Service as to how to do so might differ from that of the Fund and may result in the Fund paying an additional tax or the Fund’s failure to qualify as a regulated investment company. The Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The lack of guidance provided by the Internal Revenue Service may be taken into account in determining whether any such failure is due to reasonable cause and not willful neglect. For more information, please see the “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign currency transactions” section in the Fund’s SAI.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.31% of Invesco Emerging Market Local Currency Debt Fund’s average daily net assets after fee waiver and/or expense reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Claudia Calich, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2004.

■	Jack Deino, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2006.

■	Eric Lindenbaum, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2004.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Emerging Market Local Currency Debt Fund are subject to the maximum 4.75% initial sales charge as listed under the heading “Category II Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, monthly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified is a comprehensive global local emerging markets index, and consists of liquid, fixed-rate and domestic currency government bonds.

Lipper Emerging Markets Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.

7        Invesco Emerging Market Local Currency Debt Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$11.11	$0.53	$(0.49)	$0.04	$(0.63)	$(0.16)	$(0.79)	$10.36	0.34%	$12,886	1.23	%(e)	1.86	%(e)	4.97	%(e)	106%
Year ended 10/31/10(f)	10.00	0.21	1.07	1.28	(0.17)	—	(0.17)	11.11	12.90	1,776	1.24	(g)	1.76	(g)	5.06	(g)	22

Class B
Year ended 10/31/11	11.10	0.45	(0.49)	(0.04)	(0.55)	(0.16)	(0.71)	10.35	(0.42)	843	1.98	(e)	2.61	(e)	4.22	(e)	106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	(0.15)	11.10	12.52	455	1.99	(g)	2.51	(g)	4.31	(g)	22

Class C
Year ended 10/31/11	11.10	0.45	(0.48)	(0.03)	(0.55)	(0.16)	(0.71)	10.36	(0.33)	3,079	1.98	(e)	2.61	(e)	4.22	(e)	106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	(0.15)	11.10	12.52	314	1.99	(g)	2.51	(g)	4.31	(g)	22

Class R
Year ended 10/31/11	11.11	0.49	(0.48)	0.01	(0.60)	(0.16)	(0.76)	10.36	0.09	386	1.48	(e)	2.11	(e)	4.72	(e)	106
Year ended 10/31/10(f)	10.00	0.20	1.07	1.27	(0.16)	—	(0.16)	11.11	12.81	44	1.49	(g)	2.01	(g)	4.81	(g)	22

Class Y
Year ended 10/31/11	11.11	0.56	(0.49)	0.07	(0.65)	(0.16)	(0.81)	10.37	0.69	1,131	0.98	(e)	1.61	(e)	5.22	(e)	106
Year ended 10/31/10(f)	10.00	0.22	1.07	1.29	(0.18)	—	(0.18)	11.11	13.00	432	0.99	(g)	1.51	(g)	5.31	(g)	22

Institutional Class
Year ended 10/31/11	11.11	0.56	(0.51)	0.05	(0.65)	(0.16)	(0.81)	10.35	0.50	28,952	0.98	(e)	1.36	(e)	5.22	(e)	106
Year ended 10/31/10(f)	10.00	0.21	1.08	1.29	(0.18)	—	(0.18)	11.11	13.00	70,233	0.99	(g)	1.29	(g)	5.31	(g)	22

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $7,943, $666, $1,441, $82, $946 and $34,943 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of June 16, 2010.
(g)	Annualized.

8        Invesco Emerging Market Local Currency Debt Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.24%		1.86%	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.17)%	1.93%	5.14%	8.44%	11.84%	15.35%	18.98%	22.71%	26.56%	30.54%
End of Year Balance	$9,883.14		$10,193.47	$10,513.55	$10,843.67	$11,184.16	$11,535.34	$11,897.55	$12,271.14	$12,656.45	$13,053.86
Estimated Annual Expenses	$595.33		$186.71	$192.58	$198.62	$204.86	$211.29	$217.93	$224.77	$231.83	$239.11

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.24%		1.86%	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%	1.86%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.76%		7.02%	10.38%	13.84%	17.42%	21.11%	24.91%	28.83%	32.88%	37.05%
End of Year Balance	$10,376.00		$10,701.81	$11,037.84	$11,384.43	$11,741.90	$12,110.60	$12,490.87	$12,883.08	$13,287.61	$13,704.84
Estimated Annual Expenses	$126.33		$196.02	$202.18	$208.53	$215.07	$221.83	$228.79	$235.98	$243.39	$251.03

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.99%		2.61%	2.61%	2.61%	2.61%	2.61%	2.61%	2.61%	1.86%	1.86%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.01%		5.47%	7.99%	10.57%	13.22%	15.92%	18.69%	21.53%	25.35%	29.28%
End of Year Balance	$10,301.00		$10,547.19	$10,799.27	$11,057.37	$11,321.65	$11,592.23	$11,869.29	$12,152.96	$12,534.57	$12,928.15
Estimated Annual Expenses	$201.99		$272.07	$278.57	$285.23	$292.05	$299.03	$306.17	$313.49	$229.59	$236.80

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.99%		2.61%	2.61%	2.61%	2.61%	2.61%	2.61%	2.61%	2.61%	2.61%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.01%		5.47%	7.99%	10.57%	13.22%	15.92%	18.69%	21.53%	24.43%	27.41%
End of Year Balance	$10,301.00		$10,547.19	$10,799.27	$11,057.37	$11,321.65	$11,592.23	$11,869.29	$12,152.96	$12,443.42	$12,740.82
Estimated Annual Expenses	$201.99		$272.07	$278.57	$285.23	$292.05	$299.03	$306.17	$313.49	$320.98	$328.65

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.49%		2.11%	2.11%	2.11%	2.11%	2.11%	2.11%	2.11%	2.11%	2.11%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.51%		6.50%	9.58%	12.75%	16.00%	19.36%	22.81%	26.36%	30.01%	33.76%
End of Year Balance	$10,351.00		$10,650.14	$10,957.93	$11,274.62	$11,600.45	$11,935.71	$12,280.65	$12,635.56	$13,000.73	$13,376.45
Estimated Annual Expenses	$151.61		$221.56	$227.97	$234.55	$241.33	$248.31	$255.48	$262.87	$270.46	$278.28

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.99%		1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.01%		7.54%	11.18%	14.95%	18.85%	22.88%	27.04%	31.35%	35.80%	40.40%
End of Year Balance	$10,401.00		$10,753.59	$11,118.14	$11,495.05	$11,884.73	$12,287.62	$12,704.17	$13,134.84	$13,580.11	$14,040.48
Estimated Annual Expenses	$100.98		$170.29	$176.07	$182.04	$188.21	$194.59	$201.18	$208.00	$215.06	$222.35

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

9        Invesco Emerging Market Local Currency Debt Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Emerging Market Local Currency Debt Fund
SEC 1940 Act file number: 811-05426

invesco.com/us EMLCD-PRO-1

Prospectus	February 28, 2012

Class: A (IEMAX), C (IEMCX), R (IEMRX), Y (IEMYX)

Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	4
Portfolio Managers	4

Other Information	4
Sales Charges	4
Dividends and Distributions	4

Financial Highlights	5

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Emerging Markets Equity Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	C	R	Y

Management Fees	0.94%	0.94%	0.94%	0.94%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None

Other Expenses	4.09	4.09	4.09	4.09

Acquired Fund Fees and Expenses	0.06	0.06	0.06	0.06

Total Annual Fund Operating Expenses	5.34	6.09	5.59	5.09

Fee Waiver and/or Expense Reimbursement[1]	3.43	3.43	3.43	3.43

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.91	2.66	2.16	1.66

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R and Class Y shares to 1.85%, 2.60%, 2.10% and 1.60%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Class A	$733	$1,770

Class C	$369	$1,502

Class R	$219	$1,362

Class Y	$169	$1,220

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A	$733	$1,770

Class C	$269	$1,502

Class R	$219	$1,362

Class Y	$169	$1,220

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period May 31, 2011 to October 31, 2011 the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers that are in emerging market countries, i.e., those that are in the initial stages of their industrial cycles.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

American Depositary Receipts are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. American Depositary Receipts are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. Global Depositary Receipts are similar to American Depositary Receipts, except they are typically issued by foreign banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. Purchasing American Depositary Receipts or Global Depositary Receipts gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. The Fund will invest in American Depositary Receipts and Global Depositary Receipts to gain exposure to foreign companies.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund may invest up to 100% of its net assets in securities of companies located in emerging market countries. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

1        Invesco Emerging Markets Equity Fund

The Fund invests in a diversified portfolio that consists primarily of equity securities of foreign issuers that are, in the portfolio managers’ view, attractively valued based upon a proprietary analysis of a stock’s implied return adjusted for company-specific risk, as well as comparison of the share price to a company’s assets and current earnings environment. The Fund focuses its investments in marketable equity securities of foreign issuers that are listed on a foreign exchange or traded in a foreign over-the-counter market.

In selecting securities for the Fund, the portfolio managers seek to identify attractively valued issuers with market capitalization in excess of $1 billion. Initial factors considered by the portfolio managers when evaluating potential investments include an issuer’s return on equity, historic earnings stability and overall debt levels. In analyzing potential investments, the portfolio managers conduct research on issuers meeting their criteria and may communicate directly with management.

The Fund’s portfolio managers consider selling a security when (1) its share price increases and it is no longer attractively priced relative to other issuers according to our proprietary valuation model, (2) its fundamentals deteriorate or (3) it causes the portfolio’s sector or regional weighting relative to its benchmark to fall outside acceptable risk parameters.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Ingrid Baker	Portfolio Manager	2011

Jason Kindland	Portfolio Manager	2011

Michelle Middleton	Portfolio Manager	2011

Matthew Miller	Portfolio Manager	2011

Anuja Singha	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

2        Invesco Emerging Markets Equity Fund

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers that are in emerging market countries, i.e., those that are in the initial stages of their industrial cycles.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

American Depositary Receipts are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. American Depositary Receipts are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. Global Depositary Receipts are similar to American Depositary Receipts, except they are typically issued by foreign banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. Purchasing American Depositary Receipts or Global Depositary Receipts gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. The Fund will invest in American Depositary Receipts and Global Depositary Receipts to gain exposure to foreign companies.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund may invest up to 100% of its net assets in securities of companies located in emerging market countries. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund invests in a diversified portfolio that consists primarily of equity securities of foreign issuers that are, in the portfolio managers’ view, attractively valued based upon a proprietary analysis of a stock’s implied return adjusted for company-specific risk, as well as comparison of the share price to a company’s assets and current earnings environment. The Fund focuses its investments in marketable equity securities of foreign issuers that are listed on a foreign securities exchange or traded in a foreign over-the-counter market.

In selecting securities for the Fund, the portfolio managers seek to identify attractively valued issuers with market capitalization in excess of $1 billion. Initial factors considered by the portfolio managers when evaluating potential investments include an issuer’s return on equity, historic earnings stability and overall debt levels. In analyzing potential investments, the portfolio managers conduct research on issuers meeting their criteria and may communicate directly with management.

The Fund’s portfolio managers consider selling a security when (1) its share price increases and it is no longer attractively priced relative to other issuers according to our proprietary valuation model, (2) its fundamentals deteriorate or (3) it causes the portfolio’s sector or regional weighting relative to its benchmark to fall outside acceptable risk parameters.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

3        Invesco Emerging Markets Equity Fund

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
The Adviser is to receive a fee from Invesco Emerging Markets Equity Fund, calculated at the annual rate of 0.935% of the first $250 million, 0.910% of the next $250 million, 0.885% of the next $500 million, 0.860% of the next $1.5 billion, 0.835% of the next $2.5 billion, 0.810% of the next $2.5 billion, 0.785% of the next $2.5 billion and 0.760% of the amount over $10 billion of average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent report to shareholders for the five-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Ingrid Baker, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1999.

■	Jason Kindland, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1997.

■	Michelle Middleton, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Matthew Miller, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Anuja Singha, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1998.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Emerging Markets Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

4        Invesco Emerging Markets Equity Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

								Ratio of	Ratio of
			Net gains					expenses	expenses
			(losses)					to average	to average net	Ratio of net
	Net asset		on securities					net assets	assets without	investment
	value,	Net	(both	Total from	Net asset		Net assets,	with fee waivers	fee waivers	income to
	beginning	investment	realized and	investment	value, end	Total	end of period	and/or expenses	and/or expenses	average	Portfolio
	of period	income(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed(c)	absorbed(c)	net assets(c)	turnover(d)

Class A
Period ended 10/31/11(e)	$10.00	$0.03	$(1.96)	$(1.93)	$8.07	(19.30)%	$4,019	1.84%	5.28%	0.87%	16%

Class C
Period ended 10/31/11(e)	10.00	0.00	(1.95)	(1.95)	8.05	(19.50)	236	2.59	6.03	0.12	16

Class R
Period ended 10/31/11(e)	10.00	0.02	(1.96)	(1.94)	8.06	(19.40)	9	2.09	5.53	0.62	16

Class Y
Period ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	8.07	(19.30)	38	1.59	5.03	1.12	16

Institutional Class
Period ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	8.07	(19.30)	7,720	1.59	4.86	1.12	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,450, $87, $9, $14 and $2,991 for Class A, Class C, Class R, Class Y and Institutional Class, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of May 31, 2011.

5        Invesco Emerging Markets Equity Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”

■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”

■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.

■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.

■	Invesco Money Market Fund, Investor Class shares.

■	Invesco Tax-Exempt Cash Fund, Investor Class shares.

■	Premier Portfolio, Investor Class shares.

■	Premier U.S. Government Money Portfolio, Investor Class shares.

■	Premier Tax-Exempt Portfolio, Investor Class shares.

■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%

■	Class B shares: 1.00%

■	Class C shares: 1.00%

■	Class P shares: 0.10%

■	Class R shares: 0.50%

■	Class S shares: 0.15%

■	Invesco Cash Reserve Shares: 0.15%

■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.

■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or

■	have at least 100 employees eligible to participate in the Plan; or

■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.

■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.

■	When reinvesting dividends and distributions.

■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.

■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

■	If you redeem shares to pay account fees.

■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.

■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.

■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.

■	Invesco Cash Reserve Shares of Invesco Money Market Fund.

■	Investor Class shares of any Fund.

■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and

■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares

■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

■	Premier Portfolio, Investor Class shares

■	Premier Tax-Exempt Portfolio, Investor Class shares

■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.

■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.

■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.

■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.

■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.

■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.

■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.

■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.

■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.

■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.

■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.

■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.

■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.

■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Emerging Markets Equity Fund
SEC 1940 Act file number: 811-05426

invesco.com/us EME-PRO-1

Prospectus	February 28, 2012

Class: A (ATDAX), B (ATDBX), C (ATDCX), R (ATDRX), Y (ATDYX)

Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	4
Portfolio Managers	4

Other Information	5
Sales Charges	5
Dividends and Distributions	5

Benchmark Descriptions	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Endeavor Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.37	0.37	0.37	0.37	0.37

Total Annual Fund Operating Expenses	1.37	2.12	2.12	1.62	1.12

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$682	$960	$1,259	$2,106

Class B	$715	$964	$1,339	$2,261

Class C	$315	$664	$1,139	$2,452

Class R	$165	$511	$881	$1,922

Class Y	$114	$356	$617	$1,363

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$682	$960	$1,259	$2,106

Class B	$215	$664	$1,139	$2,261

Class C	$215	$664	$1,139	$2,452

Class R	$165	$511	$881	$1,922

Class Y	$114	$356	$617	$1,363

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests primarily in equity securities of mid-capitalization issuers.

The Fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund can invest in derivative instruments including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to

1        Invesco Endeavor Fund

use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2009): 34.62%
Worst Quarter (ended December 31, 2008): -29.33%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Class A shares: Inception (11/4/2003)
Return Before Taxes	-7.53%	1.34%	7.32%
Return After Taxes on Distributions	-7.59	1.03	7.02
Return After Taxes on Distributions and Sale of Fund Shares	-4.81	1.09	6.39

Class B shares: Inception (11/4/2003)	-7.66	1.36	7.29

Class C shares: Inception (11/4/2003)	-3.79	1.74	7.30

Class R shares[1]: Inception (4/30/2004)	-2.30	2.27	7.82

Class Y shares[2]: Inception (10/3/2008)	-1.84	2.67	8.18

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	2.09	-0.25	4.32

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	-1.55	1.41	7.27

Lipper Mid-Cap Core Funds Index (from 10/31/2003)	-5.65	1.28	6.00

1	Class R shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
2	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Canada Ltd.

Portfolio Managers	Title	Length of Service on the Fund

Clayton Zacharias	Portfolio Manager (lead)	2007

Mark Uptigrove	Portfolio Manager	2008

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

2        Invesco Endeavor Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests primarily in equity securities of mid-capitalization issuers.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of October 31, 2011, the capitalization of companies in the Russell Mid Cap® Index range from $451 million to $19.3 billion. The Russell Midcap® Index measures the performance of the 800 smallest issuers in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3000 largest U.S. issuers based on total market capitalization. The issuers in the Russell Midcap® Index are considered representative of medium-sized companies.

The Fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund can invest in derivative instruments including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Cash/Cash Equivalents Risk. To the extent Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform.

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that

3        Invesco Endeavor Fund

the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Canada Ltd. (the Sub-Adviser or Invesco Canada) serves as the Fund’s investment sub-adviser. Invesco Canada, an affiliate of the Adviser, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario Canada M2N 6X7. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.72% of Invesco Endeavor Fund’s average daily net assets.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Canada. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Clayton Zacharias, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Canada and/or its affiliates since 2002.

■	Mark Uptigrove, Portfolio Manager, who has been responsible for the Fund since 2008 and has been associated with Invesco Canada and/or its affiliates since 2005.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio

4        Invesco Endeavor Fund

risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Endeavor Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

5        Invesco Endeavor Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$14.78	$(0.08)	$1.66	$1.58	$—	$—	$—	$16.36	10.69%	$91,975	1.34	%(d)	1.37	%(d)	(0.49	)%(d)	30%
Year ended 10/31/10	12.51	(0.05)	2.32	2.27	—	—	—	14.78	18.15	81,536	1.45		1.47		(0.36)		38
Year ended 10/31/09	8.99	(0.04)	3.60	3.56	(0.04)	—	(0.04)	12.51	39.91	78,496	1.71		1.72		(0.35)		30
Year ended 10/31/08	16.73	0.05	(6.42)	(6.37)	(0.04)	(1.33)	(1.37)	8.99	(41.00)	54,056	1.52		1.53		0.42		30
Year ended 10/31/07	15.66	0.07	1.82	1.89	—	(0.82)	(0.82)	16.73	12.44	159,244	1.35		1.39		0.40		39

Class B
Year ended 10/31/11	14.16	(0.20)	1.59	1.39	—	—	—	15.55	9.82	7,542	2.09	(d)	2.12	(d)	(1.24	)(d)	30
Year ended 10/31/10	12.07	(0.15)	2.24	2.09	—	—	—	14.16	17.32	9,025	2.20		2.22		(1.11)		38
Year ended 10/31/09	8.70	(0.10)	3.47	3.37	—	—	—	12.07	38.74	8,823	2.46		2.47		(1.10)		30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	7,771	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	22,258	2.10		2.14		(0.35)		39

Class C
Year ended 10/31/11	14.17	(0.20)	1.59	1.39	—	—	—	15.56	9.81	20,710	2.09	(d)	2.12	(d)	(1.24	)(d)	30
Year ended 10/31/10	12.08	(0.15)	2.24	2.09	—	—	—	14.17	17.30	19,436	2.20		2.22		(1.11)		38
Year ended 10/31/09	8.70	(0.10)	3.48	3.38	—	—	—	12.08	38.85	16,995	2.46		2.47		(1.10)		30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	14,941	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	41,790	2.10		2.14		(0.35)		39

Class R
Year ended 10/31/11	14.63	(0.12)	1.63	1.51	—	—	—	16.14	10.32	14,721	1.59	(d)	1.62	(d)	(0.74	)(d)	30
Year ended 10/31/10	12.40	(0.08)	2.31	2.23	—	—	—	14.63	17.98	12,850	1.70		1.72		(0.61)		38
Year ended 10/31/09	8.91	(0.06)	3.56	3.50	(0.01)	—	(0.01)	12.40	39.43	5,787	1.96		1.97		(0.60)		30
Year ended 10/31/08	16.59	0.02	(6.35)	(6.33)	(0.02)	(1.33)	(1.35)	8.91	(41.06)	4,317	1.77		1.78		0.17		30
Year ended 10/31/07	15.58	0.03	1.80	1.83	—	(0.82)	(0.82)	16.59	12.11	4,905	1.60		1.64		0.15		39

Class Y
Year ended 10/31/11	14.86	(0.04)	1.67	1.63	—	—	—	16.49	10.97	5,802	1.09	(d)	1.12	(d)	(0.24	)(d)	30
Year ended 10/31/10	12.55	(0.01)	2.32	2.31	—	—	—	14.86	18.41	4,150	1.20		1.22		(0.11)		38
Year ended 10/31/09	9.00	(0.01)	3.61	3.60	(0.05)	—	(0.05)	12.55	40.24	1,323	1.46		1.47		(0.10)		30
Year ended 10/31/08(e)	11.18	0.00	(2.18)	(2.18)	—	—	—	9.00	(19.50)	343	1.32	(f)	1.34	(f)	0.62	(f)	30

Institutional Class
Year ended 10/31/11	15.01	0.00	1.68	1.68	—	—	—	16.69	11.19	87,733	0.85	(d)	0.88	(d)	0.00	(d)	30
Year ended 10/31/10	12.62	0.02	2.37	2.39	—	—	—	15.01	18.94	75,795	0.94		0.96		0.16		38
Year ended 10/31/09	9.12	0.03	3.60	3.63	(0.13)	—	(0.13)	12.62	40.76	2,655	1.08		1.09		0.28		30
Year ended 10/31/08	16.94	0.12	(6.49)	(6.37)	(0.12)	(1.33)	(1.45)	9.12	(40.66)	2,329	0.98		0.99		0.96		30
Year ended 10/31/07	15.78	0.15	1.83	1.98	—	(0.82)	(0.82)	16.94	12.94	5,864	0.90		0.94		0.85		39

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $88,911, $8,964, $21,441, $14,938, $5,291 and $80,799 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

6        Invesco Endeavor Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.37%		1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.07)%	1.49%	5.17%	8.99%	12.94%	17.04%	21.29%	25.69%	30.26%	34.99%
End of Year Balance	$9,793.04		$10,148.52	$10,516.91	$10,898.68	$11,294.30	$11,704.28	$12,129.15	$12,569.44	$13,025.71	$13,498.54
Estimated Annual Expenses	$681.81		$136.60	$141.56	$146.70	$152.02	$157.54	$163.26	$169.19	$175.33	$181.69

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.37%		1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.63%		7.39%	11.29%	15.33%	19.52%	23.85%	28.35%	33.01%	37.84%	42.84%
End of Year Balance	$10,363.00		$10,739.18	$11,129.01	$11,532.99	$11,951.64	$12,385.48	$12,835.08	$13,300.99	$13,783.82	$14,284.17
Estimated Annual Expenses	$139.49		$144.55	$149.80	$155.23	$160.87	$166.71	$172.76	$179.03	$185.53	$192.27

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.12%		2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	1.37%	1.37%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.88%		5.84%	8.89%	12.03%	15.25%	18.57%	21.99%	25.50%	30.06%	34.78%
End of Year Balance	$10,288.00		$10,584.29	$10,889.12	$11,202.73	$11,525.37	$11,857.30	$12,198.79	$12,550.11	$13,005.68	$13,477.79
Estimated Annual Expenses	$215.05		$221.25	$227.62	$234.17	$240.92	$247.86	$254.99	$262.34	$175.06	$181.41

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.12%		2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.88%		5.84%	8.89%	12.03%	15.25%	18.57%	21.99%	25.50%	29.12%	32.83%
End of Year Balance	$10,288.00		$10,584.29	$10,889.12	$11,202.73	$11,525.37	$11,857.30	$12,198.79	$12,550.11	$12,911.56	$13,283.41
Estimated Annual Expenses	$215.05		$221.25	$227.62	$234.17	$240.92	$247.86	$254.99	$262.34	$269.89	$277.67

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.62%		1.62%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%	1.62%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.38%		6.87%	10.49%	14.22%	18.08%	22.07%	26.20%	30.46%	34.87%	39.43%
End of Year Balance	$10,338.00		$10,687.42	$11,048.66	$11,422.10	$11,808.17	$12,207.29	$12,619.89	$13,046.45	$13,487.42	$13,943.29
Estimated Annual Expenses	$164.74		$170.31	$176.06	$182.01	$188.17	$194.53	$201.10	$207.90	$214.92	$222.19

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.12%		1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.88%		7.91%	12.10%	16.45%	20.96%	25.66%	30.53%	35.60%	40.86%	46.33%
End of Year Balance	$10,388.00		$10,791.05	$11,209.75	$11,644.69	$12,096.50	$12,565.84	$13,053.40	$13,559.87	$14,085.99	$14,632.53
Estimated Annual Expenses	$114.17		$118.60	$123.20	$127.98	$132.95	$138.11	$143.47	$149.03	$154.82	$160.82

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

7        Invesco Endeavor Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Endeavor Fund
SEC 1940 Act file number: 811-05426

invesco.com/us END-PRO-1

Prospectus	February 28, 2012

Class: A (GGHCX), B (GTHBX), C (GTHCX), Investor (GTHIX), Y (GGHYX)

Invesco Global Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.

Investor Class shares offered by this prospectus are offered only to grandfathered investors.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	5
Portfolio Managers	5

Other Information	5
Sales Charges	5
Dividends and Distributions	5

Benchmark Descriptions	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Global Health Care Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y	Investor

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y	Investor

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None	0.25

Other Expenses	0.31	0.31	0.31	0.31	0.31

Total Annual Fund Operating Expenses	1.21	1.96	1.96	0.96	1.21

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$667	$913	$1,178	$1,935

Class B	$699	$915	$1,257	$2,091

Class C	$299	$615	$1,057	$2,285

Class Y	$98	$306	$531	$1,178

Investor Class	$123	$384	$665	$1,466

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$667	$913	$1,178	$1,935

Class B	$199	$615	$1,057	$2,091

Class C	$199	$615	$1,057	$2,285

Class Y	$98	$306	$531	$1,178

Investor Class	$123	$384	$665	$1,466

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies and governments engaged primarily in the health care-related industry.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. The Fund invests primarily in equity securities.

The Fund uses the following criteria to determine whether an issuer is engaged in health care-related industries if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, the Fund’s portfolio managers determine that its primary business is within the health care industry. Such issuers include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical issuers, biotechnology research firms, issuers that sell medical products, and issuers that own or operate health care facilities). The Fund may invest in debt securities issued by health care industry issuers, or in equity and debt securities of other issuers the portfolio managers believe will benefit from developments in the health care industry.

The Fund can invest in derivative instruments including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund may invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

As of October 31, 2011, the principal countries in which the Fund was invested were the United States, Switzerland, Ireland, Germany and Israel.

In selecting securities for the Fund, the portfolio managers use a research-oriented “bottom-up” investment approach, focusing on issuer fundamentals in an effort to uncover future growth prospects which are not yet appreciated by the market.

In analyzing specific industries, the portfolio managers ordinarily look for above-average growth and demand; below-average reimbursement risk; and high barriers to entry.

In analyzing specific issuers, the portfolio managers ordinarily look for leading issuers with defensible franchises; issuers in the midst of a solid 18 to 24-month outlook; value-added and/or niche-oriented products and/or services; potential to expand margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; a capable management team and potential for downside risks are also considerations.

Security selection is then further refined by valuation analysis.

The portfolio managers will consider selling the security of an issuer if, among other things, (1) a security’s price reaches its valuation target;

1        Invesco Global Health Care Fund

(2) an issuer’s fundamentals deteriorate; or (3) if more compelling opportunities exist.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Health Care Sector Risk. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2003): 14.69%
Worst Quarter (ended December 31, 2008): -18.45%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10
	Year	Years	Years

Class A shares: Inception (8/7/1989)
Return Before Taxes	-1.60%	0.95%	2.00%
Return After Taxes on Distributions	-1.94	0.44	1.55
Return After Taxes on Distributions and Sale of Fund Shares	-0.60	0.72	1.66

Class B shares: Inception (4/1/1993)	-1.62	1.00	2.05

Class C shares: Inception (3/1/1999)	2.42	1.35	1.90

Class Y shares[1]: Inception (10/3/2008)	4.42	2.27	2.66

Investor Class shares[1]: Inception (7/15/2005)	4.18	2.10	2.58

MSCI World IndexSM	-5.54	-2.37	3.62

MSCI World Health Care Index	9.46	1.69	3.13

Lipper Global Health/Biotechnology Funds Index	5.37	1.96	3.22

1	Class Y shares’ and Investor Class shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Derek Taner	Portfolio Manager (lead)	2005

Dean Dillard	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C, Y and Investor Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

2        Invesco Global Health Care Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies and governments engaged primarily in the health care-related industry.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. The Fund invests primarily in equity securities.

The Fund uses the following criteria to determine whether an issuer is engaged in health care-related industries if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, the Fund’s portfolio managers determine that its primary business is within the health care industry. Such issuers include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical issuers, biotechnology research firms, issuers that sell medical products, and issuers that own or operate health care facilities). The Fund may invest in debt securities issued by health care industry issuers, or in equity and debt securities of other issuers the portfolio managers believe will benefit from developments in the health care industry.

The Fund can invest in derivative instruments including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund may invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund invests, under normal circumstances, in issuers located in at least three different countries, including the U.S., and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. As of October 31, 2011, the principal countries in which the Fund was invested were the United States, Switzerland, Ireland, Germany and Israel.

In selecting securities for the Fund, the portfolio managers first screen the global investment universe. Securities of issuers with at least $500 million in market capitalization are considered for further evaluation if they are identified as having attractive growth prospects relative to their current valuations. The portfolio managers use a research-oriented “bottom-up” investment approach, focusing on issuer fundamentals in an effort to uncover future growth prospects which are not yet appreciated by the market.

In analyzing specific industries, the portfolio managers ordinarily look for above-average growth and demand; below-average reimbursement risk; and high barriers to entry.

In analyzing specific issuers, the portfolio managers ordinarily look for leading issuers with defensible franchises; issuers in the midst of a solid 18 to 24-month outlook; value-added and/or niche-oriented products and/or services; potential to expand margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; a capable management team and potential for downside risks are also considerations.

Security selection is then further refined by valuation analysis. In general, the portfolio managers target securities trading at attractive valuations based upon one or more of the following parameters: price-to-earnings (P/E); P/E ratio versus expected earnings per share growth rate; enterprise value to earnings before interest depreciation and taxes (EBITDA); discounted cash flow analysis; sum of parts analysis and asset/scaricity value. Additionally, position size is limited in an effort to maximize risk-adjusted returns.

The portfolio managers will consider selling the security of an issuer if, among other things, (1) a security’s price reaches its valuation target; (2) an issuer’s fundamentals deteriorate; or (3) if more compelling opportunities exist.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

3        Invesco Global Health Care Fund

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Health Care Sector Risk. The Fund’s performance is vulnerable to factors affecting the health care industry, such as substantial government regulation, which may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

4        Invesco Global Health Care Fund

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.64% of Invesco Global Health Care Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Derek Taner, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with Invesco and/or its affiliates since 2005.

■	Dean Dillard, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Global Health Care Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.

MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries.

MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

5        Invesco Global Health Care Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities			Distributions					net assets		assets without		investment
	value,	investment		(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	realized	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)		operations	gains	of period(b)	Return(c)		(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$26.15	$(0.03)		$1.63	(e)	$1.60	$—	$27.75	6.12	%(e)	$540,451	1.20	%(f)	1.21	%(f)	(0.09	)%(f)	37%
Year ended 10/31/10	23.20	(0.07)		3.02	(e)	2.95	—	26.15	12.71	(e)	439,402	1.23		1.23		(0.29)		16
Year ended 10/31/09	21.41	(0.02)		2.41		2.39	(0.60)	23.20	11.80		425,719	1.31		1.32		(0.08)		50
Year ended 10/31/08	31.94	0.01	(g)	(7.66)		(7.65)	(2.88)	21.41	(26.28)		425,928	1.21		1.22		0.03	(g)	61
Year ended 10/31/07	31.28	(0.13)		3.79		3.66	(3.00)	31.94	12.82		642,561	1.19		1.19		(0.44)		46

Class B
Year ended 10/31/11	22.07	(0.20)		1.37	(e)	1.17	—	23.24	5.30	(e)	29,064	1.95	(f)	1.96	(f)	(0.84	)(f)	37
Year ended 10/31/10	19.72	(0.22)		2.57	(e)	2.35	—	22.07	11.92	(e)	30,872	1.98		1.98		(1.04)		16
Year ended 10/31/09	18.43	(0.15)		2.04		1.89	(0.60)	19.72	10.96		48,194	2.06		2.07		(0.83)		50
Year ended 10/31/08	28.09	(0.17	)(g)	(6.61)		(6.78)	(2.88)	18.43	(26.84)		66,561	1.96		1.97		(0.72	)(g)	61
Year ended 10/31/07	28.06	(0.32)		3.35		3.03	(3.00)	28.09	11.96		119,886	1.94		1.94		(1.19)		46

Class C
Year ended 10/31/11	22.09	(0.20)		1.37	(e)	1.17	—	23.26	5.30	(e)	32,702	1.95	(f)	1.96	(f)	(0.84	)(f)	37
Year ended 10/31/10	19.74	(0.22)		2.57	(e)	2.35	—	22.09	11.91	(e)	24,390	1.98		1.98		(1.04)		16
Year ended 10/31/09	18.45	(0.15)		2.04		1.89	(0.60)	19.74	10.95		24,783	2.06		2.07		(0.83)		50
Year ended 10/31/08	28.11	(0.17	)(g)	(6.61)		(6.78)	(2.88)	18.45	(26.82)		29,588	1.96		1.97		(0.72	)(g)	61
Year ended 10/31/07	28.08	(0.32)		3.35		3.03	(3.00)	28.11	11.96		40,297	1.94		1.94		(1.19)		46

Class Y
Year ended 10/31/11	26.28	0.05		1.63	(e)	1.68	—	27.96	6.39	(e)	5,628	0.95	(f)	0.96	(f)	0.16	(f)	37
Year ended 10/31/10	23.26	(0.01)		3.03	(e)	3.02	—	26.28	12.98	(e)	4,635	0.98		0.98		(0.04)		16
Year ended 10/31/09	21.41	0.04		2.41		2.45	(0.60)	23.26	12.09		2,631	1.06		1.07		0.17		50
Year ended 10/31/08(h)	24.44	0.00	(g)	(3.03)		(3.03)	—	21.41	(12.40)		617	0.96	(i)	0.97	(i)	0.28	(g)(i)	61

Investor Class
Year ended 10/31/11	26.16	(0.03)		1.63	(e)	1.60	—	27.76	6.12	(e)	446,149	1.20	(f)	1.21	(f)	(0.09	)(f)	37
Year ended 10/31/10	23.20	(0.07)		3.03	(e)	2.96	—	26.16	12.76	(e)	466,842	1.23		1.23		(0.29)		16
Year ended 10/31/09	21.41	(0.02)		2.41		2.39	(0.60)	23.20	11.80		459,704	1.31		1.32		(0.08)		50
Year ended 10/31/08	31.94	0.01	(g)	(7.66)		(7.65)	(2.88)	21.41	(26.28)		456,309	1.21		1.22		0.03	(g)	61
Year ended 10/31/07	31.29	(0.13)		3.78		3.65	(3.00)	31.94	12.78		688,705	1.19		1.19		(0.44)		46

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $121,012,126 and sold of $51,261,834 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Health Sciences Fund into the Fund. For the year ended October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains on securities (both realized and unrealized) per share for the year ended October 31, 2011 would have been $1.44, $1.18, $1.18, $1.44 and $1.44 for Class A, Class B, Class C, Class Y and Investor Class Shares, respectively, and total returns would have been lower; net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $2.90, $2.45, $2.45, $2.91 and $2.91 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively, and total returns would have been lower.
(f)	Ratios are based on average daily net assets (000’s) of $505,282, $31,329, $29,298, $5,509 and $474,492 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(g)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of Allscripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.19)%, $(0.23) and (0.94)%, $(0.23) and (0.94)%, $0.00 and 0.06%, and $(0.05) and (0.19)% for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

6        Invesco Global Health Care Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.21%		1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.92)%	1.80%	5.66%	9.66%	13.82%	18.13%	22.61%	27.26%	32.08%	37.08%
End of Year Balance	$9,808.16		$10,179.88	$10,565.70	$10,966.14	$11,381.76	$11,813.13	$12,260.84	$12,725.53	$13,207.83	$13,708.41
Estimated Annual Expenses	$666.51		$120.93	$125.51	$130.27	$135.20	$140.33	$145.65	$151.17	$156.90	$162.84

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.21%		1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.79%		7.72%	11.81%	16.04%	20.44%	25.01%	29.74%	34.66%	39.77%	45.06%
End of Year Balance	$10,379.00		$10,772.36	$11,180.64	$11,604.38	$12,044.19	$12,500.66	$12,974.44	$13,466.17	$13,976.54	$14,506.25
Estimated Annual Expenses	$123.29		$127.97	$132.82	$137.85	$143.07	$148.50	$154.12	$159.97	$166.03	$172.32

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.96%		1.96%	1.96%	1.96%	1.96%	1.96%	1.96%	1.96%	1.21%	1.21%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.04%		6.17%	9.40%	12.73%	16.15%	19.68%	23.32%	27.07%	31.89%	36.89%
End of Year Balance	$10,304.00		$10,617.24	$10,940.01	$11,272.58	$11,615.27	$11,968.37	$12,332.21	$12,707.11	$13,188.71	$13,688.56
Estimated Annual Expenses	$198.98		$205.03	$211.26	$217.68	$224.30	$231.12	$238.15	$245.39	$156.67	$162.61

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.96%		1.96%	1.96%	1.96%	1.96%	1.96%	1.96%	1.96%	1.96%	1.96%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.04%		6.17%	9.40%	12.73%	16.15%	19.68%	23.32%	27.07%	30.93%	34.91%
End of Year Balance	$10,304.00		$10,617.24	$10,940.01	$11,272.58	$11,615.27	$11,968.37	$12,332.21	$12,707.11	$13,093.41	$13,491.45
Estimated Annual Expenses	$198.98		$205.03	$211.26	$217.68	$224.30	$231.12	$238.15	$245.39	$252.85	$260.53

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.96%		0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.04%		8.24%	12.62%	17.17%	21.90%	26.82%	31.95%	37.28%	42.82%	48.59%
End of Year Balance	$10,404.00		$10,824.32	$11,261.62	$11,716.59	$12,189.94	$12,682.42	$13,194.79	$13,727.86	$14,282.46	$14,859.47
Estimated Annual Expenses	$97.94		$101.90	$106.01	$110.30	$114.75	$119.39	$124.21	$129.23	$134.45	$139.88

INVESTOR	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.21%		1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.79%		7.72%	11.81%	16.04%	20.44%	25.01%	29.74%	34.66%	39.77%	45.06%
End of Year Balance	$10,379.00		$10,772.36	$11,180.64	$11,604.38	$12,044.19	$12,500.66	$12,974.44	$13,466.17	$13,976.54	$14,506.25
Estimated Annual Expenses	$123.29		$127.97	$132.82	$137.85	$143.07	$148.50	$154.12	$159.97	$166.03	$172.32

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

7        Invesco Global Health Care Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Global Health Care Fund
SEC 1940 Act file number: 811-05426

invesco.com/us GHC-PRO-1

Prospectus	February 28, 2012

Class: A (AUBAX), B (AUBBX), C (AUBCX), Y (AUBYX)

Invesco International Total Return Fund

Invesco International Total Return Fund’s investment objective is total return, comprised of current income and capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	6
The Adviser(s)	6
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Dividends and Distributions	6

Benchmark Descriptions	6

Financial Highlights	7

Hypothetical Investment and Expense Information	8

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco International Total Return Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.65%	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses	0.68	0.68	0.68	0.68

Total Annual Fund Operating Expenses	1.58	2.33	2.33	1.33

Fee Waiver and/or Expense Reimbursement[1]	0.48	0.48	0.48	0.48

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10	1.85	1.85	0.85

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C and Class Y shares to 1.10%, 1.85%, 1.85% and 0.85%, respectively, of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$582	$905	$1,251	$2,225

Class B	$688	$982	$1,402	$2,441

Class C	$288	$682	$1,202	$2,629

Class Y	$87	$374	$683	$1,560

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$582	$905	$1,251	$2,225

Class B	$188	$682	$1,202	$2,441

Class C	$188	$682	$1,202	$2,629

Class Y	$87	$374	$683	$1,560

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests its assets in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Barclays Capital Global Aggregate ex-U.S. Index (unhedged), interest rate futures, and in foreign currency investments. Debt securities that the Fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments.

The Fund can invest in derivatives, including interest rate futures and forward foreign currency contracts. Derivative instruments may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in interest rate futures to gain or reduce its exposure to interest rates. Interest rate futures are used by the managers to manage duration and yield curve positioning within the portfolio. An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund can use these contracts to hedge against adverse movement in the foreign currencies in which portfolio securities are denominated.

The Fund may invest a significant amount of its total assets in foreign securities. The Fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent’s domicile. The Fund will normally invest in companies located in at least three countries other than the United States. As of October 31, 2011, the principal

1        Invesco International Total Return Fund

countries in which the Fund was invested were the United Kingdom, Germany, Italy and France.

The Fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. The Fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund will use the Barclays Capital Global Aggregate ex-U.S. Index (unhedged) (its benchmark index) as a guide in structuring and selecting its investments, but will seek to outperform such index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The Fund seeks to outperform its benchmark through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, interest rate and yield curve risk, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the Fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change. Sell decisions are also based on (1) a conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity; and/or (6) general liquidity needs of the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the

2        Invesco International Total Return Fund

terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended September 30, 2010): 10.38%
Worst Quarter (ended March 31, 2009): -6.42%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Class A shares: Inception (3/31/2006)
Return Before Taxes	0.05%	4.31%	4.94%
Return After Taxes on Distributions	-1.89	2.90	3.64
Return After Taxes on Distributions and Sale of Fund Shares	0.16	2.90	3.51

Class B shares: Inception (3/31/2006)	-0.67	4.18	4.88

Class C shares: Inception (3/31/2006)	3.28	4.54	5.03

Class Y shares[1]: Inception (10/3/2008)	5.34	5.48	5.96

Barclays Capital Global Aggregate ex U.S. Index (reflects no deductions for fees, expenses or taxes)	4.36	6.42	6.96

Lipper International Income Funds Index	3.40	6.01	6.20

1	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund

Avi Hooper	Portfolio Manager (lead)	2010

Mark Nash	Portfolio Manager	2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests its assets in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Barclays Capital Global Aggregate ex-U.S. Index (unhedged), interest rate futures, and in foreign currency investments. Debt securities that the Fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments.

The Fund can invest in derivatives, including interest rate futures and forward foreign currency contracts. Derivative instruments may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in interest rate futures to gain or reduce its exposure to interest rates. Interest rate futures are used by the managers

3        Invesco International Total Return Fund

to manage duration and yield curve positioning within the portfolio. An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund can use these contracts to hedge against adverse movement in the foreign currencies in which portfolio securities are denominated.

Normally, the Fund’s effective duration, as estimated by the Fund’s portfolio managers, will be within +/- 2 years of that of the Barclays Capital Global Aggregate ex-U.S. Index (unhedged). Effective duration is a measure of the Fund’s price sensitivity to changes in interest rates.

The Fund may invest a significant amount of its total assets in foreign securities. The Fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent’s domicile. The Fund will normally invest in companies located in at least three countries other than the United States. As of October 31, 2011, the principal countries in which the Fund was invested were the United Kingdom, Germany, Italy and France.

The Fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. The Fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities.

A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody’s Investors Service, Inc., BBB- by Standard & Poor’s or BBB- by Fitch, or the Fund’s portfolio managers believe it to be of comparable credit quality.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund will use the Barclays Capital Global Aggregate ex-U.S. Index (unhedged) (its benchmark index) as a guide in structuring and selecting its investments, but will seek to outperform such index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The Fund seeks to outperform its benchmark through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, interest rate and yield curve risk, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the Fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change. Sell decisions are also based on (1) a conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity; and/or (6) general liquidity needs of the Fund.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that

4        Invesco International Total Return Fund

the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to

5        Invesco International Total Return Fund

borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Asset Management Limited (the Sub-Adviser or Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.19% of Invesco International Total Return Fund’s average daily net assets after fee waiver and/or expense reimbursement.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Asset Management. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Avi Hooper, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Asset Management and/or its affiliates since 2010. From 2004 to 2010, he was a Portfolio Manager with Blackfriars Asset Management.

■	Mark Nash, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Asset Management and/or its affiliates since 2001.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco International Total Return Fund are subject to the maximum 4.75% initial sales charge as listed under the heading “Category II Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Barclays Capital Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.

Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.

6        Invesco International Total Return Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$12.22	$0.19	$0.16	$0.35	$(0.58)	$(0.36)	$(0.94)	$11.63	3.37%	$47,162	1.10	%(e)	1.58	%(e)	1.64	%(e)	226%
Year ended 10/31/10	11.68	0.19	0.51	0.70	(0.16)	—	(0.16)	12.22	6.12	32,947	1.10		1.55		1.69		203
Year ended 10/31/09	9.96	0.22	1.65	1.87	(0.14)	(0.01)	(0.15)	11.68	18.93	32,460	1.10		1.51		2.10		233
Year ended 10/31/08	11.18	0.24	(0.90)	(0.66)	(0.41)	(0.15)	(0.56)	9.96	(6.22)	39,418	1.11		1.42		2.16		224
Year ended 10/31/07	10.44	0.25	0.69	0.94	(0.20)	—	(0.20)	11.18	9.17	6,247	1.12		2.06		2.39		509

Class B
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	(0.85)	11.61	2.66	5,934	1.85	(e)	2.33	(e)	0.89	(e)	226
Year ended 10/31/10	11.65	0.11	0.51	0.62	(0.08)	—	(0.08)	12.19	5.34	6,591	1.85		2.30		0.94		203
Year ended 10/31/09	9.94	0.14	1.64	1.78	(0.06)	(0.01)	(0.07)	11.65	18.00	9,026	1.85		2.26		1.35		233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	11,432	1.86		2.17		1.41		224
Year ended 10/31/07	10.42	0.17	0.70	0.87	(0.13)	—	(0.13)	11.16	8.44	2,395	1.87		2.81		1.64		509

Class C
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	(0.85)	11.61	2.65	10,782	1.85	(e)	2.33	(e)	0.89	(e)	226
Year ended 10/31/10	11.66	0.11	0.50	0.61	(0.08)	—	(0.08)	12.19	5.24	9,165	1.85		2.30		0.94		203
Year ended 10/31/09	9.94	0.14	1.65	1.79	(0.06)	(0.01)	(0.07)	11.66	18.10	13,887	1.85		2.26		1.35		233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	16,262	1.86		2.17		1.41		224
Year ended 10/31/07	10.43	0.17	0.69	0.86	(0.13)	—	(0.13)	11.16	8.34	1,999	1.87		2.81		1.64		509

Class Y
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	(0.97)	11.63	3.63	1,322	0.85	(e)	1.33	(e)	1.89	(e)	226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	(0.19)	12.22	6.39	726	0.85		1.30		1.94		203
Year ended 10/31/09	9.96	0.26	1.64	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	284	0.85		1.26		2.35		233
Year ended 10/31/08(f)	10.54	0.02	(0.60)	(0.58)	—	—	—	9.96	(5.50)	24	0.86	(g)	1.20	(g)	2.41	(g)	224

Institutional Class
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	(0.97)	11.63	3.63	4,696	0.85	(e)	1.08	(e)	1.89	(e)	226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	(0.19)	12.22	6.39	4,457	0.85		1.03		1.94		203
Year ended 10/31/09	9.96	0.25	1.65	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	27,008	0.85		1.01		2.35		233
Year ended 10/31/08	11.18	0.27	(0.90)	(0.63)	(0.42)	(0.17)	(0.59)	9.96	(5.99)	28,117	0.85		0.94		2.42		224
Year ended 10/31/07	10.44	0.28	0.69	0.97	(0.23)	—	(0.23)	11.18	9.42	35,952	0.86		1.55		2.64		509

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $36,799, $5,948, $8,533, $606 and $4,506 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

7        Invesco International Total Return Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.10%		1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.04)%	2.35%	5.85%	9.47%	13.21%	17.09%	21.09%	25.23%	29.51%	33.94%
End of Year Balance	$9,896.48		$10,234.93	$10,584.97	$10,946.98	$11,321.36	$11,708.55	$12,108.98	$12,523.11	$12,951.40	$13,394.34
Estimated Annual Expenses	$581.82		$159.04	$164.48	$170.10	$175.92	$181.94	$188.16	$194.59	$201.25	$208.13

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.10%		1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.90%		7.45%	11.13%	14.93%	18.86%	22.92%	27.13%	31.48%	35.97%	40.62%
End of Year Balance	$10,390.00		$10,745.34	$11,112.83	$11,492.89	$11,885.94	$12,292.44	$12,712.84	$13,147.62	$13,597.27	$14,062.30
Estimated Annual Expenses	$112.15		$166.97	$172.68	$178.59	$184.69	$191.01	$197.54	$204.30	$211.28	$218.51

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.85%		2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	1.58%	1.58%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.15%		5.90%	8.73%	11.63%	14.62%	17.68%	20.82%	24.04%	28.29%	32.67%
End of Year Balance	$10,315.00		$10,590.41	$10,873.17	$11,163.49	$11,461.55	$11,767.58	$12,081.77	$12,404.35	$12,828.58	$13,267.32
Estimated Annual Expenses	$187.91		$243.55	$250.05	$256.73	$263.58	$270.62	$277.84	$285.26	$199.34	$206.16

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.85%		2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.15%		5.90%	8.73%	11.63%	14.62%	17.68%	20.82%	24.04%	27.36%	30.76%
End of Year Balance	$10,315.00		$10,590.41	$10,873.17	$11,163.49	$11,461.55	$11,767.58	$12,081.77	$12,404.35	$12,735.55	$13,075.59
Estimated Annual Expenses	$187.91		$243.55	$250.05	$256.73	$263.58	$270.62	$277.84	$285.26	$292.88	$300.70

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.85%		1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.15%		7.97%	11.93%	16.04%	20.30%	24.72%	29.29%	34.04%	38.96%	44.06%
End of Year Balance	$10,415.00		$10,797.23	$11,193.49	$11,604.29	$12,030.17	$12,471.67	$12,929.38	$13,403.89	$13,895.82	$14,405.79
Estimated Annual Expenses	$86.76		$141.06	$146.24	$151.61	$157.17	$162.94	$168.92	$175.12	$181.54	$188.21

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

8        Invesco International Total Return Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco International Total Return Fund
SEC 1940 Act file number: 811-05426

invesco.com/us ITR-PRO-1

Prospectus	February 28, 2012

Class: A (PIAFX), C (PICFX), R (PIRFX), Y (PIYFX)

Invesco Premium Income Fund

Invesco Premium Income Fund’s investment objective is to provide current income.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	5

Fund Management	9
The Adviser(s)	9
Adviser Compensation	9
Portfolio Managers	9

Other Information	9
Sales Charges	9
Dividends and Distributions	9

Financial Highlights	11

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Premium Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	A	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	C	R	Y

Management Fees	0.63%	0.63%	0.63%	0.63%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None

Other Expenses[1]	0.41	0.41	0.41	0.41

Acquired Fund Fees and Expenses	0.03	0.03	0.03	0.03

Total Annual Fund Operating Expenses[1]	1.32	2.07	1.57	1.07

Fee Waiver and/or Expense Reimbursement[2]	0.40	0.40	0.40	0.40

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92	1.67	1.17	0.67

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R and Class Y shares to 0.89%, 1.64%, 1.14% and 0.64%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Class A	$639	$908

Class C	$270	$610

Class R	$119	$457

Class Y	$68	$301

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A	$639	$908

Class C	$170	$610

Class R	$119	$457

Class Y	$68	$301

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period December 14, 2011 to January 31, 2012 the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by actively allocating assets across multiple income producing asset classes and strategies. The Fund is organized into two portfolios: (i) a high income portfolio (the High Income Portfolio) designed to seek income and increase in value during periods of economic strength, and (ii) a government bond portfolio (the Government Bond Portfolio) which will hold assets that are expected to provide income and increase in value during periods of economic stress. The Adviser’s Global Asset Allocation (GAA) Team will employ risk balancing strategies to allocate assets between and within the two portfolios to create a balanced risk profile for the Fund. The Adviser expects this strategy to provide protection during periods of economic stress while meeting the Fund’s investment objective.

In addition to the High Income Portfolio and the Government Bond Portfolio, which are described further below, the GAA Team will make opportunistic investments in other asset classes they believe have favorable prospects for high current income and the possibility of growth of capital. The GAA Team will implement these opportunistic investments by investing in affiliated and unaffiliated exchange-traded funds (ETFs), open-end investment companies, closed-end investment companies that invest in senior secured floating rate loans made by banks and other lending institutions, senior secured floating rate debt instruments, mortgage-backed securities consisting of interests in underlying mortgages with maturities of up to thirty years, equity securities of global companies principally engaged in the real estate industry, equity real estate investment trusts (REITs) and mortgage REITs.

The Fund may invest all of its assets in securities or loans of issuers located in foreign countries, all of which may be securities or loans of issuers located in emerging market countries, i.e., those that are identified as in the initial stages of their industrial cycles. Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund’s securities can be denominated in either U.S. dollars or foreign currencies. The Fund uses the

1        Invesco Premium Income Fund

following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund intends to use derivative instruments for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class or hedging its exposure to non-U.S. currencies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives will involve the purchase and sale of treasury futures (including foreign government bond futures), options on treasury futures, interest rate swaps, credit default index swaps, forward foreign currency exchange contracts and other related instruments and techniques. The Fund’s investments in certain derivatives may create leveraged exposure to certain equity and fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

High Income Portfolio
The GAA Team will determine how to allocate the High Income Portfolio’s assets among different asset classes by evaluating income-producing assets based on yield, liquidity, and tax treatment. As of the date of this prospectus, the High Income Portfolio includes allocations to three core segments: a non-investment grade (high yield) debt segment, a U.S. dollar-denominated emerging market debt segment, and a preferred equity segment. Each segment is described below and will be managed by a different investment team comprised of certain portfolio managers of the Fund. The GAA Team will set controlled tactical ranges around these segments and may allocate assets of the High Income Portfolio to investments in credit default swaps, individual securities and ETFs.

The GAA Team may also add or delete segments in which the High Income Portfolio will invest in its discretion.

High Yield Debt Segment.  The high yield debt segment of the Fund’s portfolio invests primarily in debt securities of U.S. and foreign issuers that are determined to be below investment grade quality. The Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Ratings Services (S&P), Moody’s Investors Service, Inc. (Moody’s), or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as “junk bonds.” The Fund will invest principally in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers. This segment of the Fund’s portfolio will invest in derivative instruments such as credit default index swaps and also ETFs and closed-end investment companies to manage its exposure to the high yield debt asset class. The Fund may also invest in Rule 144A private placement securities.

In selecting securities for this segment of the Fund’s portfolio, the portfolio managers focus on high yield bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers’ research generally includes a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The portfolio managers attempt to control the Fund’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if (i) there appears to be a deterioration in a security’s risk profile, or (ii) they determine that other securities offer better value.

Emerging Market Debt Segment.  The emerging market debt segment of the Fund’s portfolio invests primarily in U.S. dollar denominated emerging market debt securities, including sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions. This segment of the Fund’s portfolio will also invest in credit linked notes and derivative instruments such as credit default index swaps to manage its exposure to the emerging market asset class.

The portfolio managers of this segment of the Fund’s portfolio employ a top-down approach with bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things, (i) the foreign exchange, spread and interest rate outlook is no longer consistent with the original investment thesis; (ii) the issue has met or exceeded its foreign exchange, spread and interest rate objectives; or (iii) there are more attractive investment alternatives in the market. While the Fund anticipates that this segment of the portfolio will largely be invested in investment grade securities, the entire segment of the portfolio may be invested in junk bonds.

Preferred Equity Segment.  The preferred equity segment of the Fund’s portfolio invests primarily in fixed rate U.S. dollar-denominated preferred securities, which generally are securities in The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the Index), with a view of maintaining a securities exposure that reflects the number and weights of the underlying securities included in the Index. The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes traditional preferred securities and other preferred securities, including those issued by foreign companies in the form of American Depositary Shares. Most of the preferred securities included in the Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter (OTC) market. Securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch Ratings, Inc. (Fitch)) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). The Fund may also invest in floating rate U.S. dollar-denominated preferred securities.

The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things: (1) there appears to be deterioration in a security’s risk profile, or (2) they determine that there are more attractive investment alternatives in the market.

Government Bond Portfolio
The Government Bond Portfolio includes investments in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities. These securities include: (1) U.S. Treasury obligations (including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e. STRIPS); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The Fund may also invest in securities issued by foreign governments. The Fund intends to invest in derivative instruments such as treasury futures (including U.S. Government and foreign government bond futures) and options on treasury futures (including U.S. Government and foreign government bond futures) to adjust the duration of the portfolio. The duration of the Government Bond Portfolio is based on two considerations: (1) the duration necessary to balance any volatility

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associated with the Fund’s non-Treasury assets; and (2) the Adviser’s current view on interest rates.

The purchase or sale of securities within the Government Bond Portfolio may be related to a decision to alter the Fund’s risk exposure or general liquidity needs of the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Correlation Risk. The return of the Fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred

3        Invesco Premium Income Fund

equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco PowerShares Capital Management LLC

Portfolio Managers	Title	Length of Service on the Fund

Global Asset Allocation Team

Scott Wolle	Portfolio Manager (lead)	2011

Mark Ahnrud	Portfolio Manager	2011

Chris Devine	Portfolio Manager	2011

Scott Hixon	Portfolio Manager	2011

Christian Ulrich	Portfolio Manager	2011

Emerging Markets Debt Team

Claudia Calich	Portfolio Manager	2011

Jack Deino	Portfolio Manager	2011

Eric Lindenbaum	Portfolio Manager	2011

High Yield Debt Team

Peter Ehret	Portfolio Manager	2011

Darren Hughes	Portfolio Manager	2011

Scott Roberts	Portfolio Manager	2011

Preferred Equity Team

Peter Hubbard	Portfolio Manager	2011

Jeffrey Kernagis	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares

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and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is to provide current income. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve its investment objective by actively allocating assets across multiple income producing asset classes and strategies. The Fund is organized into two portfolios: (i) a high income portfolio (the High Income Portfolio) designed to seek income and increase in value during periods of economic strength, and (ii) a government bond portfolio (the Government Bond Portfolio) which will hold assets that are expected to provide income and increase in value during periods of economic stress. The Adviser’s Global Asset Allocation (GAA) Team will employ risk balancing strategies to allocate assets between and within the two portfolios to create a balanced risk profile for the Fund. The Adviser expects this strategy to provide protection during periods of economic stress while meeting the Fund’s investment objective.

In addition to the High Income Portfolio and the Government Bond Portfolio, which are described further below, the GAA Team will make opportunistic investments in other asset classes they believe have favorable prospects for high current income and the possibility of growth of capital. The GAA Team will implement these opportunistic investments by investing in affiliated and unaffiliated exchange-traded funds (ETFs), open-end investment companies, closed-end investment companies that invest in senior secured floating rate loans made by banks and other lending institutions, senior secured floating rate debt instruments, mortgage-backed securities consisting of interests in underlying mortgages with maturities of up to thirty years, equity securities of global companies principally engaged in the real estate industry, equity real estate investment trusts (REITs) and mortgage REITs.

The Fund may invest all of its assets in securities or loans of issuers located in foreign countries, all of which may be securities or loans of issuers located in emerging market countries, i.e., those that are identified as in the initial stages of their industrial cycles. Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund’s securities can be denominated in either U.S. dollars or foreign currencies. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund intends to use derivative instruments for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class or hedging its exposure to non-U.S. currencies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives will involve the purchase and sale of treasury futures (including foreign government bond futures), options on treasury futures, interest rate swaps, credit default index swaps, forward foreign currency exchange contracts and other related instruments and techniques. The Fund’s investments in certain derivatives may create leveraged exposure to certain equity and fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

High Income Portfolio
The GAA Team will determine how to allocate the High Income Portfolio’s assets among different asset classes by evaluating income-producing assets based on yield, liquidity, and tax treatment. As of the date of this prospectus, the High Income Portfolio includes allocations to three core segments: a non-investment grade (high yield) debt segment, a U.S. dollar-denominated emerging market debt segment, and a preferred equity segment. Each segment is described below and will be managed by a different investment team comprised of certain portfolio managers of the Fund. The GAA Team will set controlled tactical ranges around these segments and may allocate assets of the High Income Portfolio to investments in credit default swaps, individual securities and ETFs.

The GAA Team may also add or delete segments in which the High Income Portfolio will invest in its discretion.

High Yield Debt Segment.  The high yield debt segment of the Fund’s portfolio invests primarily in debt securities of U.S. and foreign issuers that are determined to be below investment grade quality. The Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Ratings Services (S&P), Moody’s Investors Service, Inc. (Moody’s), or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as “junk bonds.” The Fund will invest principally in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers. This segment of the Fund’s portfolio will invest in derivative instruments such as credit default index swaps and also ETFs and closed-end investment companies to manage its exposure to the high yield debt asset class. The Fund may also invest in Rule 144A private placement securities. There is no requirement with respect to the maturity or duration of debt securities in which this segment of the Fund may invest.

In selecting securities for this segment of the Fund’s portfolio, the portfolio managers focus on high yield bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers’ research generally includes a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The fundamental analysis may involve an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of its debt). The team’s analysis may include, but is not limited to: (i) an ongoing review of the securities’ relative value compared with other high yield bonds, and (ii) a top-down analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the Fund’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if (i) there appears to

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be a deterioration in a security’s risk profile, or (ii) they determine that other securities offer better value.

Emerging Market Debt Segment.  The emerging market debt segment of the Fund’s portfolio invests primarily in U.S. dollar denominated emerging market debt securities, including sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions. This segment of the Fund’s portfolio will also invest in credit linked notes and derivative instruments such as credit default index swaps to manage its exposure to the emerging market asset class. There is no requirement with respect to the maturity or duration of debt securities in which this segment of the Fund may invest.

The portfolio managers of this segment of the Fund’s portfolio employ a top-down approach with bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. In making investment decisions, the portfolio managers make an initial assessment of the global economic environment, which provides the context for the portfolio managers’ sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. Members of the portfolio management team conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. A forward-looking assessment is then made for each country’s fixed income securities and currency. Securities are selected for inclusion based on perceived value of individual securities relative to alternatives, duration and yield curve positioning appropriate for the interest rate outlook, credit and currency opportunities, and an effort to achieve appropriate diversification. In addition, fundamental analysis for corporate issuers is conducted where applicable. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things, (i) the foreign exchange, spread and interest rate outlook is no longer consistent with the original investment thesis; (ii) the issue has met or exceeded its foreign exchange, spread and interest rate objectives; or (iii) there are more attractive investment alternatives in the market. While the Fund anticipates that this segment of the portfolio will largely be invested in investment grade securities, the entire segment of the portfolio may be invested in junk bonds.

Preferred Equity Segment.  The preferred equity segment of the Fund’s portfolio invests primarily in fixed rate U.S. dollar-denominated preferred securities, which generally are securities in The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the Index), with a view of maintaining a securities exposure that reflects the number and weights of the underlying securities included in the Index. The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes traditional preferred securities and other preferred securities, including those issued by foreign companies in the form of American Depositary Shares. Most of the preferred securities included in the Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter (OTC) market. Securities in the Index will be selected, using a rules-based methodology, by Merrill, Lynch, Pierce, Fenner & Smith Incorporated. Securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch Ratings, Inc. (Fitch)) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). The Fund may also invest in floating rate U.S. dollar-denominated preferred securities.

The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things: (1) there appears to be deterioration in a security’s risk profile, or (2) they determine that there are more attractive investment alternatives in the market.

Government Bond Portfolio
The Government Bond Portfolio includes investments in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities. These securities include: (1) U.S. Treasury obligations (including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e. STRIPS); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The Fund may also invest in securities issued by foreign governments. The Fund intends to invest in derivative instruments such as treasury futures (including U.S. Government and foreign government bond futures) and options on treasury futures (including U.S. Government and foreign government bond futures) to adjust the duration of the portfolio. The duration of the Government Bond Portfolio is based on two considerations: (1) the duration necessary to balance any volatility associated with the Fund’s non-Treasury assets; and (2) the Adviser’s current view on interest rates.

The purchase or sale of securities within the Government Bond Portfolio may be related to a decision to alter the Fund’s risk exposure or general liquidity needs of the Fund.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing

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cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference index; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

7        Invesco Premium Income Fund

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Correlation Risk. The return of the Fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code. The Fund treats foreign currency gains as qualifying income. You should be aware, however, that the U.S. Treasury Department has statutory authority to issue regulations excluding from the definition of qualifying income foreign currency gains not directly related to the Fund’s business of investing in securities (e.g., for purposes other than hedging the Fund’s exposure to foreign currencies). As of the date of this prospectus, no regulations have been issued pursuant to this authorization. Such regulations, if issued, may result in the Fund being unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. Additionally, the Internal Revenue Service has not issued any guidance on how to apply the asset diversification test to foreign currency positions. Any determination by the Internal Revenue Service as to how to do so might differ from that of the Fund and may result in the Fund paying an additional tax or the Fund’s failure to qualify as a regulated investment company. The Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The lack of guidance provided by the Internal Revenue Service may be taken into account in determining whether any such failure is due to reasonable cause and not willful neglect. For more information, please see the “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign currency transactions” section in the Fund’s SAI.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

8        Invesco Premium Income Fund

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco PowerShares Capital Management LLC (the Sub-Adviser or Invesco PowerShares) serves as the Fund’s investment sub-adviser. Invesco PowerShares, an affiliate of the Adviser, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Sub-Adviser is responsible for a portion of the Fund’s day-to-day management, including investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
The Adviser is to receive a fee from Invesco Premium Income Fund, calculated at the annual rate of 0.650% of the first $500 million, 0.600% of the next $500 million, 0.550% of the next $500 million and 0.540% of the amount over $1.5 billion of average daily net assets.

Invesco, not the Fund, pays sub-advisory fees, if any.

When issued, a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund will be available in the Fund’s annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Global Asset Allocation Team

■	Scott Wolle, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1999.

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

Emerging Markets Debt Team

■	Claudia Calich, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2004.

■	Jack Deino, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2006.

■	Eric Lindenbaum, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2004.

High Yield Debt Team

■	Peter Ehret, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2001.

■	Darren Hughes, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1992.

■	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

Preferred Equity Team

■	Peter Hubbard, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2005.

■	Jeffrey Kernagis, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2007. From 2005 to 2007, he was a portfolio manager at Claymore Securities, Inc.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, asset class allocations and other portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Premium Income Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class C shares are subject to a contingent deferred sales charge (CDSC). For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, monthly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of

9        Invesco Premium Income Fund

economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

10        Invesco Premium Income Fund

Financial Highlights

The Fund commenced operations December 14, 2011; therefore, no financial highlights have been included.

11        Invesco Premium Income Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.

■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). When issued, annual and semi-annual reports to shareholders will contain additional information about the Fund’s investments. The Fund’s annual report will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Premium Income Fund
SEC 1940 Act file number: 811-05426

invesco.com/us PIN-PRO-1

Prospectus	February 28, 2012

Class: A (ATIAX), B (ATIBX), C (ATICX), R (ATIRX), Y (ATIYX)

Invesco Small Companies Fund

Invesco Small Companies Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

As of the close of business on March 15, 2012, the Fund will limit public sales of its shares to certain investors.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	3
The Adviser(s)	3
Adviser Compensation	4
Portfolio Managers	4

Other Information	4
Sales Charges	4
Dividends and Distributions	4
Limited Fund Offering	4

Benchmark Descriptions	4

Financial Highlights	5

Hypothetical Investment and Expense Information	6

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Small Companies Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.29	0.29	0.29	0.29	0.29

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.28	2.03	2.03	1.53	1.03

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$673	$934	$1,214	$2,010

Class B	$706	$937	$1,293	$2,166

Class C	$306	$637	$1,093	$2,358

Class R	$156	$483	$834	$1,824

Class Y	$105	$328	$569	$1,259

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$673	$934	$1,214	$2,010

Class B	$206	$637	$1,093	$2,166

Class C	$206	$637	$1,093	$2,358

Class R	$156	$483	$834	$1,824

Class Y	$105	$328	$569	$1,259

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited

1        Invesco Small Companies Fund

product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended September 30, 2009): 29.93%
Worst Quarter (ended December 31, 2008): -24.00%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Class A shares: Inception (11/4/2003)
Return Before Taxes	2.24%	4.97%	9.52%
Return After Taxes on Distributions	2.24	4.70	9.09
Return After Taxes on Distributions and Sale of Fund Shares	1.45	4.17	8.23

Class B shares: Inception (11/4/2003)	2.45	5.04	9.50

Class C shares: Inception (11/4/2003)	6.46	5.36	9.49

Class R shares[1]: Inception (4/30/2004)	7.96	5.90	10.04

Class Y shares[2]: Inception (10/3/2008)	8.53	6.33	10.39

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	2.09	-0.25	4.32

Russell 2000® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	-4.18	0.15	5.59

Lipper Small-Cap Core Funds Index (from 10/31/2003)	-3.81	1.32	6.29

1	Class R shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
2	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Canada Ltd.

Portfolio Managers	Title	Length of Service on the Fund

Robert Mikalachki	Portfolio Manager (lead)	2003

Virginia Au	Portfolio Manager	2009

Jason Whiting	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

2        Invesco Small Companies Fund

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund uses the following criteria to determine whether an issuer is a small-capitalization issuer: if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of October 31, 2011, the capitalization of companies in the Russell 2000® Index ranged from $32 million to $3.7 billion. The Russell 2000® Index is a widely recognized, unmanaged index of common securities that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000® Index are considered representative of small-sized companies.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Canada Ltd. (the Sub-Adviser or Invesco Canada) serves as the Fund’s investment sub-adviser. Invesco Canada, an affiliate of the Adviser, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario Canada M2N 6X7. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

3        Invesco Small Companies Fund

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.70% of Invesco Small Companies Fund’s average daily net assets.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Canada. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Robert Mikalachki, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with Invesco Canada and/or its affiliates since 1999.

■	Virginia Au, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco Canada and/or its affiliates since 2006. Prior to 2006, she worked as a Research Associate at Pembroke Management.

■	Jason Whiting, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco Canada and/or its affiliates since 2003.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Small Companies Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Limited Fund Offering
Effective as of the close of business on March 15, 2012, the Fund will close to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Investors who are invested in the Fund on or prior to March 15, 2012 may continue to make additional purchases in their accounts.

Any retirement plan may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of March 15, 2012. Any brokerage firm wrap program may continue to make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of March 15, 2012. All retirement plans and brokerage firm wrap programs that have approved the Fund as an investment option as of March 15, 2012, but that had not opened an account in the Fund as of that date, may open an account and make purchases of Fund shares, provided that the retirement plan or the brokerage firm wrap program opens its initial account with the Fund prior to September 15, 2012.

The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.

Benchmark Descriptions

Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.

Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

4        Invesco Small Companies Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or , if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$15.50	$(0.12)	$3.59	$3.47	$—	$—	$—	$18.97	22.39%	$485,609	1.24	%(d)	1.27	%(d)	(0.64	)%(d)	38%
Year ended 10/31/10	12.09	(0.02)	3.44	3.42	(0.01)	—	(0.01)	15.50	28.28	275,777	1.31		1.33		(0.18)		50
Year ended 10/31/09	9.21	0.06	2.94	3.00	—	(0.12)	(0.12)	12.09	33.26	207,084	1.47		1.48		0.69		27
Year ended 10/31/08	16.71	0.03	(6.71)	(6.68)	(0.09)	(0.73)	(0.82)	9.21	(41.70)	188,482	1.37		1.38		0.28		41
Year ended 10/31/07	16.07	0.17	1.64	1.81	—	(1.17)	(1.17)	16.71	12.10	458,286	1.27		1.34		1.06		44

Class B
Year ended 10/31/11	14.78	(0.24)	3.41	3.17	—	—	—	17.95	21.45	15,478	1.99	(d)	2.02	(d)	(1.39	)(d)	38
Year ended 10/31/10	11.61	(0.13)	3.30	3.17	—	—	—	14.78	27.30	13,952	2.06		2.08		(0.93)		50
Year ended 10/31/09	8.92	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.61	32.20	12,951	2.22		2.23		(0.06)		27
Year ended 10/31/08	16.24	(0.06)	(6.52)	(6.58)	(0.01)	(0.73)	(0.74)	8.92	(42.12)	12,304	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.75	0.05	1.61	1.66	—	(1.17)	(1.17)	16.24	11.35	31,025	2.02		2.09		0.31		44

Class C
Year ended 10/31/11	14.76	(0.24)	3.41	3.17	—	—	—	17.93	21.48	123,286	1.99	(d)	2.02	(d)	(1.39	)(d)	38
Year ended 10/31/10	11.60	(0.13)	3.29	3.16	—	—	—	14.76	27.24	86,591	2.06		2.08		(0.93)		50
Year ended 10/31/09	8.91	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.60	32.23	64,368	2.22		2.23		(0.06)		27
Year ended 10/31/08	16.22	(0.06)	(6.51)	(6.57)	(0.01)	(0.73)	(0.74)	8.91	(42.12)	59,806	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.74	0.05	1.60	1.65	—	(1.17)	(1.17)	16.22	11.28	116,625	2.02		2.09		0.31		44

Class R
Year ended 10/31/11	15.29	(0.16)	3.53	3.37	—	—	—	18.66	22.04	62,112	1.49	(d)	1.52	(d)	(0.89	)(d)	38
Year ended 10/31/10	11.95	(0.06)	3.40	3.34	(0.00)	—	(0.00)	15.29	27.97	32,270	1.56		1.58		(0.43)		50
Year ended 10/31/09	9.13	0.04	2.90	2.94	—	(0.12)	(0.12)	11.95	32.89	17,423	1.72		1.73		0.44		27
Year ended 10/31/08	16.58	0.01	(6.66)	(6.65)	(0.07)	(0.73)	(0.80)	9.13	(41.82)	13,541	1.62		1.63		0.03		41
Year ended 10/31/07	15.98	0.13	1.64	1.77	—	(1.17)	(1.17)	16.58	11.90	10,073	1.52		1.59		0.81		44

Class Y
Year ended 10/31/11	15.51	(0.07)	3.59	3.52	—	—	—	19.03	22.70	41,476	0.99	(d)	1.02	(d)	(0.39	)(d)	38
Year ended 10/31/10	12.07	0.01	3.44	3.45	(0.01)	—	(0.01)	15.51	28.62	12,735	1.06		1.08		0.07		50
Year ended 10/31/09	9.21	0.10	2.91	3.01	(0.03)	(0.12)	(0.15)	12.07	33.49	6,763	1.22		1.23		0.94		27
Year ended 10/31/08(e)	10.58	0.00	(1.37)	(1.37)	—	—	—	9.21	(12.95)	511	1.17	(f)	1.17	(f)	0.48	(f)	41

Institutional Class
Year ended 10/31/11	15.82	(0.04)	3.67	3.63	—	—	—	19.45	22.95	70,652	0.83	(d)	0.86	(d)	(0.23	)(d)	38
Year ended 10/31/10	12.30	0.04	3.50	3.54	(0.02)	—	(0.02)	15.82	28.79	29,499	0.86		0.88		0.27		50
Year ended 10/31/09	9.39	0.11	2.99	3.10	(0.07)	(0.12)	(0.19)	12.30	34.05	45,672	0.94		0.95		1.22		27
Year ended 10/31/08	17.00	0.10	(6.84)	(6.74)	(0.14)	(0.73)	(0.87)	9.39	(41.45)	147,944	0.90		0.91		0.75		41
Year ended 10/31/07	16.26	0.25	1.66	1.91	—	(1.17)	(1.17)	17.00	12.60	169,019	0.86		0.93		1.47		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $360,705, $15,486, $106,822, $51,831, $22,730 and $45,893 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

5        Invesco Small Companies Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.28%		1.28%	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.98)%	1.66%	5.44%	9.37%	13.43%	17.65%	22.03%	26.57%	31.28%	36.16%
End of Year Balance	$9,801.54		$10,166.16	$10,544.34	$10,936.59	$11,343.43	$11,765.40	$12,203.08	$12,657.03	$13,127.87	$13,616.23
Estimated Annual Expenses	$673.21		$127.79	$132.55	$137.48	$142.59	$147.90	$153.40	$159.10	$165.02	$171.16

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.28%		1.28%	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.72%		7.58%	11.58%	15.73%	20.04%	24.50%	29.13%	33.94%	38.92%	44.09%
End of Year Balance	$10,372.00		$10,757.84	$11,158.03	$11,573.11	$12,003.63	$12,450.16	$12,913.31	$13,393.68	$13,891.93	$14,408.71
Estimated Annual Expenses	$130.38		$135.23	$140.26	$145.48	$150.89	$156.50	$162.33	$168.36	$174.63	$181.12

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.03%		2.03%	2.03%	2.03%	2.03%	2.03%	2.03%	2.03%	1.28%	1.28%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.97%		6.03%	9.18%	12.42%	15.76%	19.20%	22.74%	26.38%	31.08%	35.96%
End of Year Balance	$10,297.00		$10,602.82	$10,917.72	$11,241.98	$11,575.87	$11,919.67	$12,273.69	$12,638.21	$13,108.36	$13,595.99
Estimated Annual Expenses	$206.01		$212.13	$218.43	$224.92	$231.60	$238.48	$245.56	$252.86	$164.78	$170.91

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.03%		2.03%	2.03%	2.03%	2.03%	2.03%	2.03%	2.03%	2.03%	2.03%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.97%		6.03%	9.18%	12.42%	15.76%	19.20%	22.74%	26.38%	30.14%	34.00%
End of Year Balance	$10,297.00		$10,602.82	$10,917.72	$11,241.98	$11,575.87	$11,919.67	$12,273.69	$12,638.21	$13,013.57	$13,400.07
Estimated Annual Expenses	$206.01		$212.13	$218.43	$224.92	$231.60	$238.48	$245.56	$252.86	$260.37	$268.10

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.53%		1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.47%		7.06%	10.78%	14.62%	18.60%	22.71%	26.97%	31.38%	35.93%	40.65%
End of Year Balance	$10,347.00		$10,706.04	$11,077.54	$11,461.93	$11,859.66	$12,271.19	$12,697.00	$13,137.59	$13,593.46	$14,065.15
Estimated Annual Expenses	$155.65		$161.06	$166.64	$172.43	$178.41	$184.60	$191.01	$197.63	$204.49	$211.59

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.03%		1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.97%		8.10%	12.39%	16.85%	21.49%	26.31%	31.33%	36.54%	41.96%	47.60%
End of Year Balance	$10,397.00		$10,809.76	$11,238.91	$11,685.09	$12,148.99	$12,631.31	$13,132.77	$13,654.14	$14,196.21	$14,759.80
Estimated Annual Expenses	$105.04		$109.21	$113.55	$118.06	$122.75	$127.62	$132.68	$137.95	$143.43	$149.12

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

6        Invesco Small Companies Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Small Companies Fund
SEC 1940 Act file number: 811-05426

invesco.com/us SCO-PRO-1

Prospectus	February 28, 2012

Invesco Balanced-Risk Allocation Fund(ABRIX)

Invesco Balanced-Risk Commodity Strategy Fund(BRCNX)

Invesco China Fund (IACFX)

Invesco Developing Markets Fund (GTDIX)

Invesco Emerging Market Local Currency Debt Fund(IIEMX)

Invesco Emerging Markets Equity Fund(IEMIX)

Invesco Endeavor Fund (ATDIX)

Invesco International Total Return Fund(AUBIX)

Invesco Premium Income Fund (IPNFX)

Invesco Small Companies Fund (ATIIX)

Institutional Classes

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

Invesco China Fund’s investment objective is long-term growth of capital.

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

Invesco Emerging Market Local Currency Debt Fund’s investment objective is to provide total return.

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

Invesco International Total Return Fund’s investment objective is total return, comprised of current income and capital appreciation.

Invesco Premium Income Fund’s investment objective is to provide current income.

Invesco Small Companies Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Funds:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

As of the close of business on November 22, 2010, Invesco Developing Markets Fund limited public sales of its shares to certain investors.

As of the close of business on March 15, 2012, Invesco Small Companies Fund will limit public sales of its shares to certain investors.

Fund Summaries	1
Invesco Balanced-Risk Allocation Fund	1
Invesco Balanced-Risk Commodity Strategy Fund	4
Invesco China Fund	7
Invesco Developing Markets Fund	9
Invesco Emerging Market Local Currency Debt Fund	11
Invesco Emerging Markets Equity Fund	14
Invesco Endeavor Fund	15
Invesco International Total Return Fund	17
Invesco Premium Income Fund	20
Invesco Small Companies Fund	24

Investment Objective(s), Strategies, Risks and Portfolio Holdings	25
Invesco Balanced-Risk Allocation Fund	25
Invesco Balanced-Risk Commodity Strategy Fund	29
Invesco China Fund	32
Invesco Developing Markets Fund	33
Invesco Emerging Market Local Currency Debt Fund	34
Invesco Emerging Markets Equity Fund	37
Invesco Endeavor Fund	38
Invesco International Total Return Fund	40
Invesco Premium Income Fund	42
Invesco Small Companies Fund	46

Fund Management	47
The Adviser(s)	47
Adviser Compensation	47
Portfolio Managers	47

Other Information	49
Dividends and Distributions	49
Limited Fund Offering (Invesco Developing Markets Fund and Invesco Small Companies Fund)	50

Benchmark Descriptions	50

Financial Highlights	52

Hypothetical Investment and Expense Information	60

Shareholder Account Information	A-1
Suitability for Investors	A-1
Purchasing Shares	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-2
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-2
Pricing of Shares	A-3
Taxes	A-4
Payments to Financial Intermediaries	A-6
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Investment Funds

Fund Summaries

INVESCO BALANCED-RISK ALLOCATION FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), are included in the table.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.91%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.06

Acquired Fund Fees and Expenses	0.02

Total Annual Fund Operating Expenses	0.99

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$101	$315	$547	$1,213

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests primarily in derivative instruments and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Fund invests in derivatives and other financially-linked instruments such as futures, swap agreements, including total return swaps and may also invest in U.S. and foreign government debt securities, the Subsidiary, exchange-traded funds (ETFs) and exchange-traded notes (ETNs).

The Fund’s international investments will generally be in developed countries, but may also include emerging market countries. The Fund’s fixed income investments are generally considered to be investment grade while the Fund’s commodity markets exposure will generally be in the precious metals, agriculture, livestock, energy and industrial metals sectors.

The Fund may invest up to 25% of its total assets in the Subsidiary to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, swaps, ETFs and ETNs.

The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Swap agreements are contracts between two parties to which one party agrees with the other party to exchange the returns (or differentials in returns) earned or realized on a particular asset such as a commodity, calculated with respect to a “notional amount.” The payment streams are calculated by reference to an agreed upon notional amount. Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

The portfolio management team’s active three-step investment process involves (1) selecting representative assets to gain exposure to the equity, fixed income and commodity markets; (2) estimating the risk correlation of the selected assets to create a potential portfolio of investments; and (3) actively positioning the Fund’s positions to reflect the near-term market

1        Invesco Investment Funds

environment, while remaining consistent with the balanced-risk long-term portfolio structure the management team has designed. The management team balances the opportunity for excess return from active positioning and the need to maintain asset class exposure by setting controlled tactical ranges around the long-term asset allocation.

When executing the investment process described above, the management team can purchase derivatives. By using derivatives, the Fund is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Commodity-Linked Notes Risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or the Subsidiary.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

Credit Risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund and the Subsidiary may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by the Fund and the Subsidiary in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund and the Subsidiary indirectly bear their proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund and the Subsidiary invest in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Foreign Securities Risk. The Fund’s and the Subsidiary’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s and the Subsidiary’s liquidity, cause them to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve their intended objective.

2        Invesco Investment Funds

Liquidity Risk. The Fund and the Subsidiary may hold illiquid securities that they may be unable to sell at the preferred time or price and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from the Fund’s investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to the Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended September 30, 2010): 7.21%
Worst Quarter (ended March 31, 2011): 0.54%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Institutional Class shares: Inception (6/2/2009)
Return Before Taxes	10.54%	13.41%
Return After Taxes on Distributions	9.29	11.32
Return After Taxes on Distributions and Sale of Fund Shares	7.06	10.33

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 05/31/2009)	2.09	15.25

Custom Balanced-Risk Allocation Broad Index (reflects no deductions for fees, expenses or taxes) (from 05/31/2009)	4.67	12.41

Custom Balanced-Risk Allocation Style Index (reflects no deductions for fees, expenses or taxes) (from 05/31/2009)	-0.01	9.98

Lipper Global Flexible Portfolio Funds Index (from 05/31/2009)	-4.69	9.40

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

3        Invesco Investment Funds

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), are included in the table.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	1.05%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.16

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.22

Fee Waiver and/or Expense Reimbursement[1]	0.24

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Institutional Class shares to 0.97% of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$100	$363	$647	$1,456

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period November 30, 2010 to October 31, 2011 the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal conditions, in derivatives and other commodity-linked instruments whose performance is expected to correspond to the performance of the underlying commodity, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Fund seeks to achieve its investment objective by investing in derivatives and other commodity-linked instruments that provide exposure to the following four sectors of the commodities markets: agricultural, energy, industrial metals and precious metals.

The Fund primarily will invest in the Subsidiary, commodity-based exchange-traded funds, commodity-linked notes and cash and cash equivalents. Commodity-linked notes generally pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The Fund may invest up to 25% of its total assets in the Subsidiary.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund invests in the Subsidiary in order to gain additional exposure to commodities. The Subsidiary, in turn, will invest in commodity-linked derivatives such as futures, swap agreements and in other commodity-linked instruments. In order to gain additional exposure to commodities,

4        Invesco Investment Funds

the Fund may also invest directly in futures, swaps and commodity-linked notes.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives. The Fund’s investments in derivatives may create significant leveraged exposure to certain commodities. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.

The Subsidiary is advised by Invesco and has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process.

This three step investment process involves (1) selecting representative commodity assets to gain exposure to the agriculture, energy, industrial metals, and precious metals sectors; (2) estimating the risk correlation of the selected commodity assets to create a potential portfolio of investments; and (3) actively positioning the Fund’s commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described above. The management team balances the opportunity for excess return from active positioning and the need to maintain commodity asset class exposure by setting controlled tactical ranges around the long-term commodity asset allocation.

When executing the investment process described above, the portfolio managers may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. The portfolio managers purchase these commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Commodity-Linked Notes Risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or the Subsidiary.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Many of the instruments that the Fund and the Subsidiary expect to hold may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Credit Risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

[ ] Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

[ ] Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s and the Subsidiary’s liquidity, cause them to liquidate positions at

5        Invesco Investment Funds

an unfavorable time, increase volatility or otherwise not achieve their intended objective.

Liquidity Risk. The Fund and the Subsidiary may hold illiquid securities that they are unable to sell at the preferred time or price and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to the Fund. The Fund also has applied to the Internal Revenue Service for a private letter ruling relating to the Subsidiary. The Internal Revenue Service has issued a number of similar letter rulings (including to another Invesco fund), which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended December 31, 2011): 4.10%
Worst Quarter (ended September 30, 2011): -11.27%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Institutional Class shares: Inception (11/30/2010)
Return Before Taxes	-8.14%	0.82%
Return After Taxes on Distributions	-8.14	0.82
Return After Taxes on Distributions and Sale of Fund Shares	-5.29	0.70

Dow Jones Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)	-13.32	-3.75

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2010

Chris Devine	Portfolio Manager	2010

Scott Hixon	Portfolio Manager	2010

Christian Ulrich	Portfolio Manager	2010

Scott Wolle	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

6        Invesco Investment Funds

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO CHINA FUND

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.94%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.29

Total Annual Fund Operating Expenses	1.23

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$125	$390	$676	$1,489

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of issuers with substantial exposure to China (including the People’s Republic of China, Hong Kong and Macau). The Fund will invest primarily in equity and equity-related transferable securities, including warrants and convertible securities, participation notes and/or debt securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its net assets in investment-grade debt securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 100% of its net assets in foreign securities, including developing market countries. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies.

In selecting securities to buy and sell, the Fund’s portfolio managers will apply an actively managed bottom-up fundamental analysis and top down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity.

The portfolio managers will consider whether to sell a particular security when the security trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when a more attractive investment opportunity is identified.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility.

7        Invesco Investment Funds

Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Geographic Concentration Risk. Because the Fund’s investments are concentrated in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Unique Economic and Political Risks of Investing in China. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property, difficulty in obtaining and/or enforcing judgments, alteration or discontinuation of economic reforms, military conflicts, either internal or with other countries, inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China, and China’s dependency on the economies of other Asian countries, many of which are developing countries.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended June 30, 2009): 39.34%
Worst Quarter (ended September 30, 2011): -27.54%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Institutional Class shares: Inception (3/31/2006)
Return Before Taxes	-23.08%	5.55%	10.46%
Return After Taxes on Distributions	-23.22	5.21	10.11
Return After Taxes on Distributions and Sale of Fund Shares	-14.80	4.70	9.07

MSCI EAFE® Index	-12.14	-4.72	-1.69

MSCI China 10/40 Index	-18.36	2.77	9.58

Lipper China Region Funds Index	-25.98	3.01	7.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Hong Kong Limited

Portfolio Managers	Title	Length of Service on the Fund

Samantha Ho	Portfolio Manager	2006

May Lo	Portfolio Manager	2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

8        Invesco Investment Funds

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO DEVELOPING MARKETS FUND

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.88%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.16

Total Annual Fund Operating Expenses	1.04

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$106	$331	$574	$1,271

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies and governments that are in developing markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund can invest in derivative instruments including forward foreign currency contracts and futures.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., but it will invest no more than 25% of its total assets in issuers in any one country. As of October 31, 2011, the principal countries in which the Fund was invested were Brazil, China, Mexico, the Philippines, and Indonesia. The Fund may hold no more than 40% of its total assets in any one foreign currency and securities denominated in or indexed to such currency. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies. Currently the Fund is unable to trade in local shares of Indian companies.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The Fund’s portfolio managers may consider selling a security for several reasons, including when, (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its security price appears to be overvalued, or (3) a more attractive investment opportunity is identified.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the

9        Invesco Investment Funds

Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended June 30, 2009): 39.18%
Worst Quarter (ended December 31, 2008): -28.81%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10
	Year	Years	Years

Institutional Class shares[1]: Inception (10/25/2005)
Return Before Taxes	-10.98%	4.91%	15.75%
Return After Taxes on Distributions	-11.41	4.56	15.53
Return After Taxes on Distributions and Sale of Fund Shares	-6.55	4.32	14.38

MSCI EAFE® Index	-12.14	-4.72	4.67

MSCI Emerging Markets IndexSM	-18.42	2.40	13.86

Lipper Emerging Market Funds Index	-18.37	1.04	13.26

1	Institutional Class shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements. The inception date of the Fund’s Class A shares is January 11, 1994.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Shuxin Cao	Portfolio Manager (lead)	2003

Borge Endresen	Portfolio Manager (lead)	2003

Mark Jason	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

10        Invesco Investment Funds

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.61

Total Annual Fund Operating Expenses	1.36

Fee Waiver and/or Expense Reimbursement[1]	0.37

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.99% of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$101	$394	$709	$1,603

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities denominated in the currencies of emerging market countries.

In complying with the 80% investment requirement, the Fund at times will invest in other investments that have economic characteristics similar to the Fund’s direct investments, including derivatives, which may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in derivatives including credit default swaps, interest rate swaps, credit linked notes, currency futures and forward foreign currency contracts.

The Fund can invest in credit default swaps to hedge its credit risk to an asset class or a particular issuer. A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. A Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. A Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). Alternatively, a Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying Reference Obligation.

The Fund can invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

Credit linked notes are securities with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. The credit linked note’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the credit linked note holder receives either fixed or floating coupon rate during the life of the credit linked note and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the credit linked note holder will receive an amount equivalent to the recovery rate. In return for these risks, the credit linked note holder receives a higher yield. The Fund can generally use credit linked notes to gain exposure to certain markets.

The Fund can invest in forward foreign currency contracts and currency futures to mitigate the risk of foreign currency exposure. Forward foreign currency contracts and currency futures are agreements between parties

11        Invesco Investment Funds

to exchange a specified amount of currency at a specified future time at a specified rate. These contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The debt securities in which the Fund primarily invests include sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than may a diversified fund.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers of the Fund employ a top-down approach with rigorous bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. The management team strives to avoid substantial credit deterioration and currency devaluation. The management team also looks to participate in the upside of a positive market movement.

In making investment decisions, the portfolio management team makes an initial assessment of the global economic environment, which provides the context for the management team’s sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. Members of the team conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. A forward-looking assessment is then made for each country’s fixed income securities and currency. Securities are selected for inclusion based on perceived value of individual securities relative to alternatives, duration and yield curve positioning appropriate for the interest rate outlook, credit and currency opportunities, and an effort to achieve appropriate diversification. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change. In addition, fundamental analysis for corporate issuers is conducted where applicable. The management team will consider selling a security if, among other things: (1) the foreign exchange and interest rate outlook is no longer consistent with the original investment thesis; (2) the issue has met or exceeded its foreign exchange and interest rate objectives; or (3) there are more attractive investment alternatives in the market.

While the Fund anticipates being largely invested in investment grade securities, the Fund may invest up to 100% of its total assets in assets considered to be non-investment grade securities (junk bonds). A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody’s Investors Service, Inc., BBB- by Standard & Poor’s or BBB- by Fitch, or the Fund’s portfolio managers believe it to be of comparable quality.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in

12        Invesco Investment Funds

interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended June 30, 2011): 3.91%
Worst Quarter (ended September 30, 2011): -10.12%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Institutional Class shares: Inception (6/16/2010)
Return Before Taxes	-3.31%	5.55%
Return After Taxes on Distributions	-7.25	1.39
Return After Taxes on Distributions and Sale of Fund Shares	-2.01	2.47

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified (reflects no deductions for fees, expenses or taxes) (from 06/30/2010)	-1.75	6.53

Lipper Emerging Markets Debt Funds Index (from 06/30/2010)	2.19	6.52

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Claudia Calich	Portfolio Manager (lead)	2010

Jack Deino	Portfolio Manager	2010

Eric Lindenbaum	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

13        Invesco Investment Funds

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO EMERGING MARKETS EQUITY FUND

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.94%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	3.92

Acquired Fund Fees and Expenses	0.06

Total Annual Fund Operating Expenses	4.92

Fee Waiver and/or Expense Reimbursement[1]	3.26

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.66

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 1.60% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Institutional Class	$169	$1,186

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period May 31, 2011 to October 31, 2011 the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers that are in emerging market countries, i.e., those that are in the initial stages of their industrial cycles.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

American Depositary Receipts are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. American Depositary Receipts are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. Global Depositary Receipts are similar to American Depositary Receipts, except they are typically issued by foreign banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. Purchasing American Depositary Receipts or Global Depositary Receipts gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. The Fund will invest in American Depositary Receipts and Global Depositary Receipts to gain exposure to foreign companies.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund may invest up to 100% of its net assets in securities of companies located in emerging market countries. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund invests in a diversified portfolio that consists primarily of equity securities of foreign issuers that are, in the portfolio managers’ view, attractively valued based upon a proprietary analysis of a stock’s implied return adjusted for company-specific risk, as well as comparison of the share price to a company’s assets and current earnings environment. The Fund focuses its investments in marketable equity securities of foreign issuers that are listed on a foreign exchange or traded in a foreign over-the-counter market.

In selecting securities for the Fund, the portfolio managers seek to identify attractively valued issuers with market capitalization in excess of $1 billion. Initial factors considered by the portfolio managers when evaluating potential investments include an issuer’s return on equity, historic earnings stability and overall debt levels. In analyzing potential investments, the portfolio managers conduct research on issuers meeting their criteria and may communicate directly with management.

14        Invesco Investment Funds

The Fund’s portfolio managers consider selling a security when (1) its share price increases and it is no longer attractively priced relative to other issuers according to our proprietary valuation model, (2) its fundamentals deteriorate or (3) it causes the portfolio’s sector or regional weighting relative to its benchmark to fall outside acceptable risk parameters.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Ingrid Baker	Portfolio Manager	2011

Jason Kindland	Portfolio Manager	2011

Michelle Middleton	Portfolio Manager	2011

Matthew Miller	Portfolio Manager	2011

Anuja Singha	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO ENDEAVOR FUND

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

15        Invesco Investment Funds

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.13

Total Annual Fund Operating Expenses	0.88

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$90	$281	$488	$1,084

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests primarily in equity securities of mid-capitalization issuers.

The Fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund can invest in derivative instruments including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

16        Invesco Investment Funds

Annual Total Returns

Best Quarter (ended June 30, 2009): 34.96%
Worst Quarter (ended December 31, 2008): -29.18%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Institutional Class shares[1]: Inception (4/30/2004)
Return Before Taxes	-1.64%	3.08%	8.60%
Return After Taxes on Distributions	-1.71	2.72	8.26
Return After Taxes on Distributions and Sale of Fund Shares	-0.98	2.57	7.53

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	2.09	-0.25	4.32

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	-1.55	1.41	7.27

Lipper Mid-Cap Core Funds Index (from 10/31/2003)	-5.65	1.28	6.00

1	Institutional Class shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements. The inception date of the Fund’s Class A shares is November 4, 2003.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Canada Ltd.

Portfolio Managers	Title	Length of Service on the Fund

Clayton Zacharias	Portfolio Manager (lead)	2007

Mark Uptigrove	Portfolio Manager	2008

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO INTERNATIONAL TOTAL RETURN FUND

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.65%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.43

Total Annual Fund Operating Expenses	1.08

Fee Waiver and/or Expense Reimbursement[1]	0.23

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.85% of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

17        Invesco Investment Funds

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$87	$321	$573	$1,296

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests its assets in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Barclays Capital Global Aggregate ex-U.S. Index (unhedged), interest rate futures, and in foreign currency investments. Debt securities that the Fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments.

The Fund can invest in derivatives, including interest rate futures and forward foreign currency contracts. Derivative instruments may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in interest rate futures to gain or reduce its exposure to interest rates. Interest rate futures are used by the managers to manage duration and yield curve positioning within the portfolio. An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund can use these contracts to hedge against adverse movement in the foreign currencies in which portfolio securities are denominated.

The Fund may invest a significant amount of its total assets in foreign securities. The Fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent’s domicile. The Fund will normally invest in companies located in at least three countries other than the United States. As of October 31, 2011, the principal countries in which the Fund was invested were the United Kingdom, Germany, Italy and France.

The Fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. The Fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund will use the Barclays Capital Global Aggregate ex-U.S. Index (unhedged) (its benchmark index) as a guide in structuring and selecting its investments, but will seek to outperform such index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The Fund seeks to outperform its benchmark through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, interest rate and yield curve risk, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the Fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change. Sell decisions are also based on (1) a conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity; and/or (6) general liquidity needs of the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding

18        Invesco Investment Funds

taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended September 30, 2010): 10.45%
Worst Quarter (ended March 31, 2009): -6.36%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Institutional Class shares: Inception (3/31/2006)
Return Before Taxes	5.34%	5.59%	6.09%
Return After Taxes on Distributions	3.20	4.09	4.71
Return After Taxes on Distributions and Sale of Fund Shares	3.61	3.95	4.47

Barclays Capital Global Aggregate ex U.S. Index (reflects no deductions for fees, expenses or taxes)	4.36	6.42	6.96

Lipper International Income Funds Index	3.40	6.01	6.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund

Avi Hooper	Portfolio Manager (lead)	2010

Mark Nash	Portfolio Manager	2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

19        Invesco Investment Funds

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO PREMIUM INCOME FUND

Investment Objective(s)
The Fund’s investment objective is to provide current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.63%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[1]	0.29

Acquired Fund Fees and Expenses	0.03

Total Annual Fund Operating Expenses[1]	0.95

Fee Waiver and/or Expense Reimbursement[2]	0.28

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.64% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Institutional Class	$68	$275

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period December 14, 2011 to January 31, 2012 the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by actively allocating assets across multiple income producing asset classes and strategies. The Fund is organized into two portfolios: (i) a high income portfolio (the High Income Portfolio) designed to seek income and increase in value during periods of economic strength, and (ii) a government bond portfolio (the Government Bond Portfolio) which will hold assets that are expected to provide income and increase in value during periods of economic stress. The Adviser’s Global Asset Allocation (GAA) Team will employ risk balancing strategies to allocate assets between and within the two portfolios to create a balanced risk profile for the Fund. The Adviser expects this strategy to provide protection during periods of economic stress while meeting the Fund’s investment objective.

In addition to the High Income Portfolio and the Government Bond Portfolio, which are described further below, the GAA Team will make opportunistic investments in other asset classes they believe have favorable prospects for high current income and the possibility of growth of capital. The GAA Team will implement these opportunistic investments by investing in affiliated and unaffiliated exchange-traded funds (ETFs), open-end investment companies, closed-end investment companies that invest in senior secured floating rate loans made by banks and other lending institutions, senior secured floating rate debt instruments, mortgage-backed securities consisting of interests in underlying mortgages with maturities of up to thirty years, equity securities of global companies principally engaged in the real estate industry, equity real estate investment trusts (REITs) and mortgage REITs.

The Fund may invest all of its assets in securities or loans of issuers located in foreign countries, all of which may be securities or loans of issuers located in emerging market countries, i.e., those that are identified as in the initial stages of their industrial cycles. Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund’s securities can be denominated in either U.S. dollars or foreign currencies. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

20        Invesco Investment Funds

The Fund intends to use derivative instruments for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class or hedging its exposure to non-U.S. currencies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives will involve the purchase and sale of treasury futures (including foreign government bond futures), options on treasury futures, interest rate swaps, credit default index swaps, forward foreign currency exchange contracts and other related instruments and techniques. The Fund’s investments in certain derivatives may create leveraged exposure to certain equity and fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

High Income Portfolio
The GAA Team will determine how to allocate the High Income Portfolio’s assets among different asset classes by evaluating income-producing assets based on yield, liquidity, and tax treatment. As of the date of this prospectus, the High Income Portfolio includes allocations to three core segments: a non-investment grade (high yield) debt segment, a U.S. dollar-denominated emerging market debt segment, and a preferred equity segment. Each segment is described below and will be managed by a different investment team comprised of certain portfolio managers of the Fund. The GAA Team will set controlled tactical ranges around these segments and may allocate assets of the High Income Portfolio to investments in credit default swaps, individual securities and ETFs.

The GAA Team may also add or delete segments in which the High Income Portfolio will invest in its discretion.

High Yield Debt Segment.  The high yield debt segment of the Fund’s portfolio invests primarily in debt securities of U.S. and foreign issuers that are determined to be below investment grade quality. The Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Ratings Services (S&P), Moody’s Investors Service, Inc. (Moody’s), or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as “junk bonds.” The Fund will invest principally in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers. This segment of the Fund’s portfolio will invest in derivative instruments such as credit default index swaps and also ETFs and closed-end investment companies to manage its exposure to the high yield debt asset class. The Fund may also invest in Rule 144A private placement securities.

In selecting securities for this segment of the Fund’s portfolio, the portfolio managers focus on high yield bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers’ research generally includes a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The portfolio managers attempt to control the Fund’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if (i) there appears to be a deterioration in a security’s risk profile, or (ii) they determine that other securities offer better value.

Emerging Market Debt Segment.  The emerging market debt segment of the Fund’s portfolio invests primarily in U.S. dollar denominated emerging market debt securities, including sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions. This segment of the Fund’s portfolio will also invest in credit linked notes and derivative instruments such as credit default index swaps to manage its exposure to the emerging market asset class.

The portfolio managers of this segment of the Fund’s portfolio employ a top-down approach with bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things, (i) the foreign exchange, spread and interest rate outlook is no longer consistent with the original investment thesis; (ii) the issue has met or exceeded its foreign exchange, spread and interest rate objectives; or (iii) there are more attractive investment alternatives in the market. While the Fund anticipates that this segment of the portfolio will largely be invested in investment grade securities, the entire segment of the portfolio may be invested in junk bonds.

Preferred Equity Segment.  The preferred equity segment of the Fund’s portfolio invests primarily in fixed rate U.S. dollar-denominated preferred securities, which generally are securities in The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the Index), with a view of maintaining a securities exposure that reflects the number and weights of the underlying securities included in the Index. The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes traditional preferred securities and other preferred securities, including those issued by foreign companies in the form of American Depositary Shares. Most of the preferred securities included in the Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter (OTC) market. Securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch Ratings, Inc. (Fitch)) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). The Fund may also invest in floating rate U.S. dollar-denominated preferred securities.

The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things: (1) there appears to be deterioration in a security’s risk profile, or (2) they determine that there are more attractive investment alternatives in the market.

Government Bond Portfolio
The Government Bond Portfolio includes investments in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities. These securities include: (1) U.S. Treasury obligations (including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e. STRIPS); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The Fund may also invest in securities issued by foreign governments. The Fund intends to invest in derivative instruments such as treasury futures (including U.S. Government and foreign government bond futures) and options on treasury futures (including U.S. Government and foreign government bond futures) to adjust the duration of the portfolio. The duration of the Government Bond Portfolio is based on two considerations: (1) the duration necessary to balance any volatility associated with the Fund’s non-Treasury assets; and (2) the Adviser’s current view on interest rates.

The purchase or sale of securities within the Government Bond Portfolio may be related to a decision to alter the Fund’s risk exposure or general liquidity needs of the Fund.

21        Invesco Investment Funds

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Correlation Risk. The return of the Fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the

22        Invesco Investment Funds

distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco PowerShares Capital Management LLC

Portfolio Managers	Title	Length of Service on the Fund

Global Asset Allocation Team	.	.

Scott Wolle	Portfolio Manager (lead)	2011

Mark Ahnrud	Portfolio Manager	2011

Chris Devine	Portfolio Manager	2011

Scott Hixon	Portfolio Manager	2011

Christian Ulrich	Portfolio Manager	2011

Emerging Markets Debt Team	.	.

Claudia Calich	Portfolio Manager	2011

Jack Deino	Portfolio Manager	2011

Eric Lindenbaum	Portfolio Manager	2011

High Yield Debt Team	.	.

Peter Ehret	Portfolio Manager	2011

Darren Hughes	Portfolio Manager	2011

Scott Roberts	Portfolio Manager	2011

Preferred Equity Team	.	.

Peter Hubbard	Portfolio Manager	2011

Jeffrey Kernagis	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its

23        Invesco Investment Funds

related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO SMALL COMPANIES FUND

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.73%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.13

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.87

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table

24        Invesco Investment Funds

compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended September 30, 2009): 30.11%
Worst Quarter (ended December 31, 2008): -23.87%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	Since
	Year	Years	Inception

Institutional Class shares[1]: Inception (4/30/2004)
Return Before Taxes	8.70%	6.65%	10.76%
Return After Taxes on Distributions	8.70	6.33	10.30
Return After Taxes on Distributions and Sale of Fund Shares	5.66	5.61	9.35

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	2.09	-0.25	4.32

Russell 2000® Index (reflects no deductions for fees, expenses or taxes) (from 10/31/2003)	-4.18	0.15	5.59

Lipper Small-Cap Core Funds Index (from 10/31/2003)	-3.81	1.32	6.29

1	Institutional Class shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements. The inception date of the Fund’s Class A shares is November 4, 2003.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Canada Ltd.

Portfolio Managers	Title	Length of Service on the Fund

Robert Mikalachki	Portfolio Manager (lead)	2003

Virginia Au	Portfolio Manager	2009

Jason Whiting	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Invesco Balanced-Risk Allocation Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests primarily in derivative instruments and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Fund invests in derivatives and other financially-linked instruments such as futures, swap agreements, including total return swaps and may also invest in U.S. and foreign government debt securities, the Subsidiary, ETFs and ETNs.

The Fund’s international investments will generally be in developed countries, but may also include emerging market countries. The Fund’s fixed income investments are generally considered to be investment grade while the Fund’s commodity markets exposure will generally be in the precious metals, agriculture, livestock, energy and industrial metals sectors.

The Fund may invest up to 25% of its total assets in the Subsidiary to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, swaps, ETFs and ETNs.

The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in

25        Invesco Investment Funds

commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Relative to traditional balanced portfolios, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process. This process is designed to balance the risk across equities, fixed income and commodities such that no one asset class drives the portfolio’s performance.

The first step in the investment process involves asset selection. The management team selects representative assets to gain exposure to equity, fixed income and commodity markets from a universe of over fifty assets. The selection process (1) evaluates a particular asset’s theoretical case for long-term excess returns relative to cash; (2) screens the identified assets against minimum liquidity criteria; and (3) reviews the expected correlation among the assets and the expected risk for each asset to determine whether the selected assets are likely to improve the expected risk adjusted return of the Fund.

The second step involves portfolio construction. The management team uses proprietary estimates for risk and correlation to create a potential portfolio of investments for the Fund. The team re-estimates the risk contributed by each asset and re-balances the portfolio monthly or when new assets are introduced to the Fund.

The final step involves active positioning. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team balances these two competing ideas—opportunity for excess return from active positioning and the need to maintain asset class exposure set forth in the balanced-risk portfolio structure—by setting controlled tactical ranges around the long-term asset allocation. The resulting asset allocation is then implemented by investing in derivatives, other financially-linked instruments, U.S. and foreign government debt securities, other securities, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the Fund.

The Fund or the Subsidiary may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s or the Subsidiary’s principal investment strategies in anticipation of or in response to adverse market, economic, political or other conditions. As a result, the Fund or the Subsidiary may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Commodity-Linked Notes Risk. Commodity-linked notes employ “implicit” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in securities with implicit leverage. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the interest due on their investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund and the Subsidiary buy, which may make it difficult for the Fund and the Subsidiary to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund and the Subsidiary could lose money. The value of the commodity-linked notes the Fund and the Subsidiary buy may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund and the Subsidiary to the extent they invest in such notes.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of

26        Invesco Investment Funds

the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

Credit Risk. The issuers of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund and the Subsidiary invest in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund and the Subsidiary may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund and the Subsidiary may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund and the Subsidiary, when due, which may cause losses or additional costs to the Fund and the Subsidiary.

[ ] Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell a derivative instrument or enter into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. The Fund and the Subsidiary mitigate leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund and the Subsidiary to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s and the Subsidiary’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund and the Subsidiary incurring obligations beyond its investment, but that nonetheless permits the Fund and the Subsidiary to gain exposure that is greater than would be the case in an unlevered instrument. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund and the Subsidiary use derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund and the Subsidiary use derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund and the Subsidiary may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund and the Subsidiary are unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s and the Subsidiary’s other assets may be impaired to the extent that they have a substantial portion of its otherwise liquid assets marked as segregated to cover their obligations under such derivative instruments. The Fund and the Subsidiary may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund and the Subsidiary to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s and the Subsidiary’s use of derivatives may be limited by the requirements for taxation of the Fund and the Subsidiary as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s and the Subsidiary’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging

27        Invesco Investment Funds

countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by the Fund and the Subsidiary in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference index; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund and the Subsidiary may invest are leveraged. The more the Fund and the Subsidiary invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded notes, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Foreign Securities Risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s and the Subsidiary’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund and the Subsidiary mitigate leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund and the Subsidiary are not able to close out a leveraged position because of market illiquidity, the Fund’s and the Subsidiary’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund and the Subsidiary to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s and the Subsidiary’s portfolio securities. There can be no assurance that the Fund’s and the Subsidiary’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund and the Subsidiary are unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund and the Subsidiary may be unable to sell illiquid securities at the time or price they desire and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the

28        Invesco Investment Funds

income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from the Fund’s investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to the Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy. In this event the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Invesco Balanced-Risk Commodity Strategy Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal conditions, in derivatives and other commodity-linked instruments whose performance is expected to correspond to the performance of the underlying commodity, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Fund seeks to achieve its investment objective by investing in derivatives and other commodity-linked instruments that provide exposure to the following four sectors of the commodities markets: agricultural, energy, industrial metals and precious metals. More than 25% of the Fund’s assets may be allocated to investments in one or more of these commodities market sectors.

The Fund primarily will invest in the Subsidiary, commodity-based exchange-traded funds, commodity-linked notes and cash and cash equivalents. Commodity-linked notes generally pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund invests in the Subsidiary in order to gain additional exposure to commodities. The Subsidiary, in turn, will invest in commodity-linked derivatives such as futures, swap agreements and in other commodity-linked instruments. In order to gain additional exposure to commodities, the Fund may also invest directly in futures, swaps and commodity-linked notes.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives. The Fund’s investments in derivatives may create significant leveraged exposure to certain commodities. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.

The Subsidiary is advised by Invesco and has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process.

The first step involves asset selection. The management team selects representative commodity assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals, and precious metals. The selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how such asset has performed during different market cycles; (2) screens the identified commodity assets to meet minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk adjusted return of the Fund.

The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by the management team to create a potential portfolio of investments for the Fund. The team re-estimates the risk, contributed by each commodity asset, and re-balances the portfolio periodically or when new commodity assets are introduced to the Fund.

The final step involves active positioning. The management team actively adjusts commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team balances these two competing ideas—opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure—by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, exchange-traded funds, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is able to gain greater exposure to commodity assets within each commodity sector than would be possible using cash instruments, and thus seeks to balance the amount of risk each commodity asset contributes to the Fund.

When executing the investment process described above, the portfolio managers may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. The portfolio managers purchase these commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, the portfolio managers generally

29        Invesco Investment Funds

believe that the price of the referenced commodity will go up. When taking a short position, the portfolio managers generally believe that the price of the referenced commodity will go down.

The Fund and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the Fund and the Subsidiary generally maintain a substantial amount of their assets in cash and cash equivalents. Cash and cash equivalents will be posted as required margin for futures contracts, as required segregation under U.S. Securities and Exchange Commission rules and to collateralize swap exposure.

The Fund or the Subsidiary may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s or the Subsidiary’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund or the Subsidiary may not achieve its investment objective.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may thereby lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Commodity-Linked Notes Risk. Commodity-linked notes employ “implicit” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in securities with implicit leverage. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the interest due on their investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund and the Subsidiary buy, which may make it difficult for the Fund and the Subsidiary to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund and the Subsidiary could lose money. The value of the commodity-linked notes the Fund and the Subsidiary buy may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund and the Subsidiary to the extent they invest in such notes.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

Credit Risk. The issuers of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund and the Subsidiary invest in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

[ ] Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s

30        Invesco Investment Funds

obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

[ ] Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund and the Subsidiary mitigate leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund and the Subsidiary are not able to close out a leveraged position because of market illiquidity, the Fund’s and the Subsidiary’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund and the Subsidiary to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s and the Subsidiary’s portfolio securities. There can be no assurance that the Fund’s and the Subsidiary’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund and the Subsidiary are unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund and the Subsidiary may be unable to sell illiquid securities at the time or price they desire and could lose their entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s and the Subsidiary’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to the Fund. The Fund also has applied to the IRS for a private letter ruling relating to the Subsidiary. The Internal Revenue Service has issued a number of similar letter rulings (including to another Invesco fund), which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer defaulted, the Fund holding securities of the issuer might not be able to recover its investment from the U.S. Government.

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Invesco China Fund

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of issuers with substantial exposure to China (including the People’s Republic of China, Hong Kong and Macau). The Fund will invest primarily in equity and equity-related transferable securities, including warrants and convertible securities, participation notes and/or debt securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its net assets in investment-grade debt securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund considers an issuer from China if (1) it is organized under the laws of China; (2) it has a principal office in China; (3) it derives 50% or more of its total revenues or profits from goods produced or sold, investments made or services performed or that have at least 50% of its assets in China; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in China.

The Fund may invest up to 100% of its net assets in foreign securities, including developing market countries. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies.

In selecting securities to buy and sell, the Fund’s portfolio managers will apply an actively managed bottom-up fundamental analysis and top down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity.

The portfolio managers will consider whether to sell a particular security when the security trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when a more attractive investment opportunity is identified.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Geographic Concentration Risk. Because the Fund’s investments are concentrated in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

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Unique Economic and Political Risks of Investing in China. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property, difficulty in obtaining and/or enforcing judgments, alteration or discontinuation of economic reforms, military conflicts, either internal or with other countries, inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China, and China’s dependency on the economies of other Asian countries, many of which are developing countries.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Invesco Developing Markets Fund

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies and governments that are in developing markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund can invest in derivative instruments including forward foreign currency contracts and futures.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Developing market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund uses the following criteria to determine whether an issuer is in a developing country, including whether (1) it is organized under the laws of a developing markets country; (2) it has a principal office in a developing markets country; (3) it derives 50% or more of its total revenues from business in a developing markets country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in developing markets countries.

The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., but it will invest no more than 25% of its total assets in issuers in any one country. As of October 31, 2011, the principal countries in which the Fund was invested were Brazil, China, Mexico, the Philippines, and Indonesia. The Fund may hold no more than 40% of its total assets in any one foreign currency and securities denominated in or indexed to such currency. A substantial number of the issuers in which the Fund invests are small- and mid-capitalization companies. Currently the Fund is unable to trade in local shares of Indian companies.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The Fund’s portfolio managers may consider selling a security for several reasons, including when, (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its security price appears to be overvalued, or (3) a more attractive investment opportunity is identified.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative

33        Invesco Investment Funds

instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Invesco Emerging Market Local Currency Debt Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities denominated in the currencies of emerging market countries.

In complying with the 80% investment requirement, the Fund at times will invest in other investments that have economic characteristics similar to the Fund’s direct investments, including derivatives, which may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in derivatives including credit default swaps, interest rate swaps, credit linked notes, currency futures and forward foreign currency contracts.

The Fund can invest in credit default swaps to hedge its credit risk to an asset class or a particular issuer. A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. A Fund may enter into credit default swaps to

34        Invesco Investment Funds

create long or short exposure to corporate debt securities or sovereign debt securities. A Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). Alternatively, a Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying Reference Obligation.

The Fund can invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

Credit linked notes are securities with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. The credit linked note’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the credit linked note holder receives either fixed or floating coupon rate during the life of the credit linked note and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the credit linked note holder will receive an amount equivalent to the recovery rate. In return for these risks, the credit linked note holder receives a higher yield. The Fund can generally use credit linked notes to gain exposure to certain markets.

The Fund can invest in forward foreign currency contracts and currency futures to mitigate the risk of foreign currency exposure. Forward foreign currency contracts and currency futures are agreements between parties to exchange a specified amount of currency at a specified future time at a specified rate. These contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The debt securities in which the Fund primarily invests include sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than may a diversified fund.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers of the Fund employ a top-down approach with rigorous bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. The management team strives to avoid substantial credit deterioration and currency devaluation. The management team also looks to participate in the upside of a positive market movement.

In making investment decisions, the portfolio management team makes an initial assessment of the global economic environment, which provides the context for the management team’s sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. Members of the team conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. A forward-looking assessment is then made for each country’s fixed income securities and currency. Securities are selected for inclusion based on perceived value of individual securities relative to alternatives, duration and yield curve positioning appropriate for the interest rate outlook, credit and currency opportunities, and an effort to achieve appropriate diversification. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change. In addition, fundamental analysis for corporate issuers is conducted where applicable. The management team will consider selling a security if, among other things: (1) the foreign exchange and interest rate outlook is no longer consistent with the original investment thesis; (2) the issue has met or exceeded its foreign exchange and interest rate objectives; or (3) there are more attractive investment alternatives in the market.

While the Fund anticipates being largely invested in investment grade securities, the Fund may invest up to 100% of its total assets in assets considered to be non-investment grade securities (junk bonds). A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody’s Investors Service, Inc., BBB- by Standard & Poor’s or BBB- by Fitch, or the Fund’s portfolio managers believe it to be of comparable quality.

The Fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the Adviser. Depending on the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the Fund’s relative performance and its ability to achieve its investment objective. The Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest a relatively larger percentage of the Fund’s portfolio assets in cash, cash equivalents or high quality debt instruments. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Cash/Cash Equivalents Risk. To the extent Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be

35        Invesco Investment Funds

incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular

36        Invesco Investment Funds

bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code. The Fund treats foreign currency gains as qualifying income. You should be aware, however, that the U.S. Treasury Department has statutory authority to issue regulations excluding from the definition of qualifying income foreign currency gains not directly related to the Fund’s business of investing in securities (e.g., for purposes other than hedging the Fund’s exposure to foreign currencies). As of the date of this prospectus, no regulations have been issued pursuant to this authorization. Such regulations, if issued, may result in the Fund being unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. Additionally, the Internal Revenue Service has not issued any guidance on how to apply the asset diversification test to foreign currency positions. Any determination by the Internal Revenue Service as to how to do so might differ from that of the Fund and may result in the Fund paying an additional tax or the Fund’s failure to qualify as a regulated investment company. The Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The lack of guidance provided by the Internal Revenue Service may be taken into account in determining whether any such failure is due to reasonable cause and not willful neglect. For more information, please see the “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign currency transactions” section in the Fund’s SAI.

Invesco Emerging Markets Equity Fund

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers that are in emerging market countries, i.e., those that are in the initial stages of their industrial cycles.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

American Depositary Receipts are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. American Depositary Receipts are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. Global Depositary Receipts are similar to American Depositary Receipts, except they are typically issued by foreign banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. Purchasing American Depositary Receipts or Global Depositary Receipts gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. The Fund will invest in American Depositary Receipts and Global Depositary Receipts to gain exposure to foreign companies.

Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund may invest up to 100% of its net assets in securities of companies located in emerging market countries. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

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The Fund invests in a diversified portfolio that consists primarily of equity securities of foreign issuers that are, in the portfolio managers’ view, attractively valued based upon a proprietary analysis of a stock’s implied return adjusted for company-specific risk, as well as comparison of the share price to a company’s assets and current earnings environment. The Fund focuses its investments in marketable equity securities of foreign issuers that are listed on a foreign securities exchange or traded in a foreign over-the-counter market.

In selecting securities for the Fund, the portfolio managers seek to identify attractively valued issuers with market capitalization in excess of $1 billion. Initial factors considered by the portfolio managers when evaluating potential investments include an issuer’s return on equity, historic earnings stability and overall debt levels. In analyzing potential investments, the portfolio managers conduct research on issuers meeting their criteria and may communicate directly with management.

The Fund’s portfolio managers consider selling a security when (1) its share price increases and it is no longer attractively priced relative to other issuers according to our proprietary valuation model, (2) its fundamentals deteriorate or (3) it causes the portfolio’s sector or regional weighting relative to its benchmark to fall outside acceptable risk parameters.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Invesco Endeavor Fund

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests primarily in equity securities of mid-capitalization issuers.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of October 31, 2011, the capitalization of companies in the Russell Mid Cap® Index range from $451 million to $19.3 billion. The Russell Midcap® Index measures the performance of the 800 smallest issuers in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3000 largest U.S. issuers based on total market capitalization. The issuers in the Russell Midcap® Index are considered representative of medium-sized companies.

The Fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund can invest in derivative instruments including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the

38        Invesco Investment Funds

Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Cash/Cash Equivalents Risk. To the extent Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform.

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may

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receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Invesco International Total Return Fund

Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests its assets in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Barclays Capital Global Aggregate ex-U.S. Index (unhedged), interest rate futures, and in foreign currency investments. Debt securities that the Fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments.

The Fund can invest in derivatives, including interest rate futures and forward foreign currency contracts. Derivative instruments may have the effect of leveraging the Fund’s portfolio.

The Fund can invest in interest rate futures to gain or reduce its exposure to interest rates. Interest rate futures are used by the managers to manage duration and yield curve positioning within the portfolio. An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund can use these contracts to hedge against adverse movement in the foreign currencies in which portfolio securities are denominated.

Normally, the Fund’s effective duration, as estimated by the Fund’s portfolio managers, will be within +/- 2 years of that of the Barclays Capital Global Aggregate ex-U.S. Index (unhedged). Effective duration is a measure of the Fund’s price sensitivity to changes in interest rates.

The Fund may invest a significant amount of its total assets in foreign securities. The Fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent’s domicile. The Fund will normally invest in companies located in at least three countries other than the United States. As of October 31, 2011, the principal countries in which the Fund was invested were the United Kingdom, Germany, Italy and France.

The Fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. The Fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities.

A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody’s Investors Service, Inc., BBB- by Standard & Poor’s or BBB- by Fitch, or the Fund’s portfolio managers believe it to be of comparable credit quality.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund will use the Barclays Capital Global Aggregate ex-U.S. Index (unhedged) (its benchmark index) as a guide in structuring and selecting its investments, but will seek to outperform such index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The Fund seeks to outperform its benchmark through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, interest rate and yield curve risk, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the Fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change. Sell decisions are also based on (1) a conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity; and/or (6) general liquidity needs of the Fund.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations

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(including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

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Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Invesco Premium Income Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide current income. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve its investment objective by actively allocating assets across multiple income producing asset classes and strategies. The Fund is organized into two portfolios: (i) a high income portfolio (the High Income Portfolio) designed to seek income and increase in value during periods of economic strength, and (ii) a government bond portfolio (the Government Bond Portfolio) which will hold assets that are expected to provide income and increase in value during periods of economic stress. The Adviser’s Global Asset Allocation (GAA) Team will employ risk balancing strategies to allocate assets between and within the two portfolios to create a balanced risk profile for the Fund. The Adviser expects this strategy to provide protection during periods of economic stress while meeting the Fund’s investment objective.

In addition to the High Income Portfolio and the Government Bond Portfolio, which are described further below, the GAA Team will make opportunistic investments in other asset classes they believe have favorable prospects for high current income and the possibility of growth of capital. The GAA Team will implement these opportunistic investments by investing in affiliated and unaffiliated exchange-traded funds (ETFs), open-end investment companies, closed-end investment companies that invest in senior secured floating rate loans made by banks and other lending institutions, senior secured floating rate debt instruments, mortgage-backed securities consisting of interests in underlying mortgages with maturities of up to thirty years, equity securities of global companies principally engaged in the real estate industry, equity real estate investment trusts (REITs) and mortgage REITs.

The Fund may invest all of its assets in securities or loans of issuers located in foreign countries, all of which may be securities or loans of issuers located in emerging market countries, i.e., those that are identified as in the initial stages of their industrial cycles. Emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. A complete list of developed countries of the European Union can be found in the Fund’s SAI. The Fund’s securities can be denominated in either U.S. dollars or foreign currencies. The Fund uses the following criteria to determine whether an issuer is in an emerging market country, including whether (1) it is organized under the laws of an emerging market country; (2) it has a principal office in an emerging market country; (3) it derives 50% or more of its total revenues from business in an emerging market country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in emerging market countries.

The Fund intends to use derivative instruments for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class or hedging its exposure to non-U.S. currencies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives will involve the purchase and sale of treasury futures (including foreign government bond futures), options on treasury futures, interest rate swaps, credit default index swaps, forward foreign currency exchange contracts and other related instruments and techniques. The Fund’s investments in certain derivatives may create leveraged exposure to certain equity and fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

High Income Portfolio
The GAA Team will determine how to allocate the High Income Portfolio’s assets among different asset classes by evaluating income-producing assets based on yield, liquidity, and tax treatment. As of the date of this prospectus, the High Income Portfolio includes allocations to three core segments: a non-investment grade (high yield) debt segment, a U.S. dollar-denominated emerging market debt segment, and a preferred equity segment. Each segment is described below and will be managed by a different investment team comprised of certain portfolio managers of the Fund. The GAA Team will set controlled tactical ranges around these segments and may allocate assets of the High Income Portfolio to investments in credit default swaps, individual securities and ETFs.

The GAA Team may also add or delete segments in which the High Income Portfolio will invest in its discretion.

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High Yield Debt Segment.  The high yield debt segment of the Fund’s portfolio invests primarily in debt securities of U.S. and foreign issuers that are determined to be below investment grade quality. The Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Ratings Services (S&P), Moody’s Investors Service, Inc. (Moody’s), or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as “junk bonds.” The Fund will invest principally in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers. This segment of the Fund’s portfolio will invest in derivative instruments such as credit default index swaps and also ETFs and closed-end investment companies to manage its exposure to the high yield debt asset class. The Fund may also invest in Rule 144A private placement securities. There is no requirement with respect to the maturity or duration of debt securities in which this segment of the Fund may invest.

In selecting securities for this segment of the Fund’s portfolio, the portfolio managers focus on high yield bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers’ research generally includes a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The fundamental analysis may involve an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of its debt). The team’s analysis may include, but is not limited to: (i) an ongoing review of the securities’ relative value compared with other high yield bonds, and (ii) a top-down analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the Fund’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if (i) there appears to be a deterioration in a security’s risk profile, or (ii) they determine that other securities offer better value.

Emerging Market Debt Segment.  The emerging market debt segment of the Fund’s portfolio invests primarily in U.S. dollar denominated emerging market debt securities, including sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more governmental entities and designed to promote economic reconstruction, development or international banking institutions. This segment of the Fund’s portfolio will also invest in credit linked notes and derivative instruments such as credit default index swaps to manage its exposure to the emerging market asset class. There is no requirement with respect to the maturity or duration of debt securities in which this segment of the Fund may invest.

The portfolio managers of this segment of the Fund’s portfolio employ a top-down approach with bottom-up country, currency and interest rate analysis. The strategy employs disciplined portfolio construction and places a strong emphasis on risk management. In making investment decisions, the portfolio managers make an initial assessment of the global economic environment, which provides the context for the portfolio managers’ sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. Members of the portfolio management team conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. A forward-looking assessment is then made for each country’s fixed income securities and currency. Securities are selected for inclusion based on perceived value of individual securities relative to alternatives, duration and yield curve positioning appropriate for the interest rate outlook, credit and currency opportunities, and an effort to achieve appropriate diversification. In addition, fundamental analysis for corporate issuers is conducted where applicable. The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things, (i) the foreign exchange, spread and interest rate outlook is no longer consistent with the original investment thesis; (ii) the issue has met or exceeded its foreign exchange, spread and interest rate objectives; or (iii) there are more attractive investment alternatives in the market. While the Fund anticipates that this segment of the portfolio will largely be invested in investment grade securities, the entire segment of the portfolio may be invested in junk bonds.

Preferred Equity Segment.  The preferred equity segment of the Fund’s portfolio invests primarily in fixed rate U.S. dollar-denominated preferred securities, which generally are securities in The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the Index), with a view of maintaining a securities exposure that reflects the number and weights of the underlying securities included in the Index. The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes traditional preferred securities and other preferred securities, including those issued by foreign companies in the form of American Depositary Shares. Most of the preferred securities included in the Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter (OTC) market. Securities in the Index will be selected, using a rules-based methodology, by Merrill, Lynch, Pierce, Fenner & Smith Incorporated. Securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch Ratings, Inc. (Fitch)) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). The Fund may also invest in floating rate U.S. dollar-denominated preferred securities.

The portfolio managers of this segment of the Fund’s portfolio will consider selling a security if, among other things: (1) there appears to be deterioration in a security’s risk profile, or (2) they determine that there are more attractive investment alternatives in the market.

Government Bond Portfolio
The Government Bond Portfolio includes investments in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities. These securities include: (1) U.S. Treasury obligations (including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e. STRIPS); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The Fund may also invest in securities issued by foreign governments. The Fund intends to invest in derivative instruments such as treasury futures (including U.S. Government and foreign government bond futures) and options on treasury futures (including U.S. Government and foreign government bond futures) to adjust the duration of the portfolio. The duration of the Government Bond Portfolio is based on two considerations: (1) the duration necessary to balance any volatility associated with the Fund’s non-Treasury assets; and (2) the Adviser’s current view on interest rates.

The purchase or sale of securities within the Government Bond Portfolio may be related to a decision to alter the Fund’s risk exposure or general liquidity needs of the Fund.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading

43        Invesco Investment Funds

also may increase short term gains and losses, which may affect the Fund’s tax liability.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

[ ] Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

[ ] Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in implicit leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with implicit leverage.

[ ] Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

[ ] Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

[ ] Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

[ ] Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

[ ] Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

[ ] Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference index; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund

44        Invesco Investment Funds

invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Correlation Risk. The return of the Fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code. The Fund treats foreign currency gains as qualifying income. You should be aware, however, that the U.S. Treasury Department has statutory authority to issue regulations excluding from the definition of qualifying income foreign

45        Invesco Investment Funds

currency gains not directly related to the Fund’s business of investing in securities (e.g., for purposes other than hedging the Fund’s exposure to foreign currencies). As of the date of this prospectus, no regulations have been issued pursuant to this authorization. Such regulations, if issued, may result in the Fund being unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. Additionally, the Internal Revenue Service has not issued any guidance on how to apply the asset diversification test to foreign currency positions. Any determination by the Internal Revenue Service as to how to do so might differ from that of the Fund and may result in the Fund paying an additional tax or the Fund’s failure to qualify as a regulated investment company. The Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The lack of guidance provided by the Internal Revenue Service may be taken into account in determining whether any such failure is due to reasonable cause and not willful neglect. For more information, please see the “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign currency transactions” section in the Fund’s SAI.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Invesco Small Companies Fund

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund uses the following criteria to determine whether an issuer is a small-capitalization issuer: if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of October 31, 2011, the capitalization of companies in the Russell 2000® Index ranged from $32 million to $3.7 billion. The Russell 2000® Index is a widely recognized, unmanaged index of common securities that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000® Index are considered representative of small-sized companies.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer’s management team, their commitment to securing a competitive advantage, and the issuer’s sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or 4) there has been a fundamental negative change in competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

46        Invesco Investment Funds

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as each Fund’s investment adviser. The Adviser manages the investment operations of each Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of each Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Canada Ltd. (the Sub-Adviser or Invesco Canada) serves as Invesco Endeavor Fund and Invesco Small Companies Fund’s investment sub-adviser. Invesco Canada, an affiliate of the Adviser, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario Canada M2N 6X7. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Invesco Hong Kong Limited (the Sub-Adviser or Invesco Hong Kong) serves as Invesco China Fund’s investment sub-adviser. Invesco Hong Kong, an affiliate of the Adviser, is located at 41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Invesco Asset Management Limited (the Sub-Adviser or Invesco Asset Management) serves as Invesco International Total Return Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Invesco PowerShares Capital Management LLC (the Sub-Adviser or Invesco PowerShares) serves as Invesco Premium Income Fund’s investment sub-adviser. Invesco PowerShares, an affiliate of the Adviser, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Sub-Adviser is responsible for a portion of the Fund’s day-to-day management, including investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.67% of Invesco Balanced-Risk Allocation Fund’s average daily net assets.

The Adviser is to receive a fee from Invesco Balanced-Risk Commodity Strategy Fund, calculated at the annual rate of 1.050% of the first $250 million, 1.025% of the next $250 million, 1.000% of the next $500 million, 0.975% of the next $1.5 billion, 0.950% of the next $2.5 billion, 0.925% of the next $2.5 billion, 0.900% of the next $2.5 billion and 0.875% of the amount over $10 billion of average daily net assets.

During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.93% of Invesco China Fund’s average daily net assets.

During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.86% of Invesco Developing Markets Fund’s average daily net assets.

During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.31% of Invesco Emerging Market Local Currency Debt Fund’s average daily net assets after fee waiver and/or expense reimbursement.

During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.72% of Invesco Endeavor Fund’s average daily net assets.

During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.19% of Invesco International Total Return Fund’s average daily net assets after fee waiver and/or expense reimbursement.

The Adviser is to receive a fee from Invesco Premium Income Fund, calculated at the annual rate of 0.650% of the first $500 million, 0.600% of the next $500 million, 0.550% of the next $500 million and 0.540% of the amount over $1.5 billion of average daily net assets.

During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.70% of Invesco Small Companies Fund’s average daily net assets.

The Adviser is to receive a fee from Invesco Emerging Markets Equity Fund, calculated at the annual rate of 0.935% of the first $250 million, 0.910% of the next $250 million, 0.885% of the next $500 million, 0.860% of the next $1.5 billion, 0.835% of the next $2.5 billion, 0.810% of the next $2.5 billion, 0.785% of the next $2.5 billion and 0.760% of the amount over $10 billion of average daily net assets.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of each Fund is available in each Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
The portfolio managers for Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Emerging Markets Equity Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco Endeavor Fund, Invesco International Total Return Fund, Invesco Premium Income Fund and Invesco Small Companies Fund are jointly and primarily responsible for the day-to-day management of each respective Fund’s portfolio.

Investment decisions for Invesco China Fund are made by the investment management team at Invesco Hong Kong.

Investment decisions for Invesco Endeavor Fund and Invesco Small Companies Fund are made by the investment management team at Invesco Canada.

Investment decisions for Invesco International Total Return Fund are made by the investment management team at Invesco Asset Management.

The following individuals are jointly and primarily responsible for the day-to-day management of each Funds portfolio:

Invesco Balanced-Risk Allocation Fund

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

47        Invesco Investment Funds

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by Invesco’s Global Asset Allocation Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

Invesco Balanced-Risk Commodity Strategy Fund

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by Invesco’s Global Asset Allocation Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

Invesco China Fund

■	Samantha Ho, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with Invesco Hong Kong and/or its affiliates since 2004.

■	May Lo, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Hong Kong and/or its affiliates since 2005.

Invesco Developing Markets Fund

■	Shuxin Cao, (lead manager with respect to the Fund’s investments in Asia Pacific and Latin America), Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with Invesco and/or its affiliates since 1997.

■	Borge Endresen, (lead manager with respect to the Fund’s investments in Europe, Africa and the Middle East), Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with Invesco and/or its affiliates since 1999.

■	Mark Jason, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2001.

Invesco Emerging Market Local Currency Debt Fund

■	Claudia Calich, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2004.

■	Jack Deino, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2006.

■	Eric Lindenbaum, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2004.

Invesco Emerging Markets Equity Fund

■	Ingrid Baker, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1999.

■	Jason Kindland, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1997.

■	Michelle Middleton, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Matthew Miller, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Anuja Singha, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1998.

Invesco Endeavor Fund

■	Clayton Zacharias, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Canada and/or its affiliates since 2002.

■	Mark Uptigrove, Portfolio Manager, who has been responsible for the Fund since 2008 and has been associated with Invesco Canada and/or its affiliates since 2005.

Invesco International Total Return Fund

■	Avi Hooper, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Asset Management and/or its affiliates since 2010. From 2004 to 2010, he was a Portfolio Manager with Blackfriars Asset Management.

■	Mark Nash, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Asset Management and/or its affiliates since 2001.

Invesco Premium Income Fund

■	Global Asset Allocation Team

■	Scott Wolle, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1999.

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Emerging Markets Debt Team

■	Claudia Calich, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2004.

■	Jack Deino, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2006.

48        Invesco Investment Funds

■	Eric Lindenbaum, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2004.

■	High Yield Debt Team

■	Peter Ehret, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2001.

■	Darren Hughes, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1992.

■	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Preferred Equity Team

■	Peter Hubbard, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2005.

■	Jeffrey Kernagis, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2007. From 2005 to 2007, he was a portfolio manager at Claymore Securities, Inc.

Invesco Small Companies Fund

■	Robert Mikalachki, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with Invesco Canada and/or its affiliates since 1999.

■	Virginia Au, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco Canada and/or its affiliates since 2006. Prior to 2006, she worked as a Research Associate at Pembroke Management.

■	Jason Whiting, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco Canada and/or its affiliates since 2003.

All Funds
The lead manager generally has final authority over all aspects of the Funds’ investment portfolio, including but not limited to, asset class allocations and other portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Funds’ SAI provides additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

Other Information

Dividends and Distributions
Invesco Balanced-Risk Allocation Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Commodity Strategy Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco China Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Developing Markets Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Emerging Market Local Currency Debt Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Emerging Markets Equity Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Endeavor Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco International Total Return Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Premium Income Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Small Companies Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
Invesco Balanced-Risk Allocation Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Commodity Strategy Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco China Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Developing Markets Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Emerging Market Local Currency Debt Fund generally declares and pays dividends from net investment income, if any, monthly.

Invesco Emerging Markets Equity Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Endeavor Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco International Total Return Fund generally declares and pays dividends from net investment income, if any, quarterly.

Invesco Premium Income Fund generally declares and pays dividends from net investment income, if any, monthly.

Invesco Small Companies Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
Invesco Balanced-Risk Allocation Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Commodity Strategy Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco China Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least

49        Invesco Investment Funds

annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Developing Markets Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Emerging Market Local Currency Debt Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Emerging Markets Equity Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Endeavor Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco International Total Return Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Premium Income Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Small Companies Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Limited Fund Offering (Invesco Developing Markets Fund and Invesco Small Companies Fund)
Effective as of the close of business on November 22, 2010, Invesco Developing Markets closed to new investors. Effective as of the close of business on March 15, 2012, Invesco Small Companies Fund will close to new investors. Investors should note that the Funds reserve the right to refuse any order that might disrupt the efficient management of the Funds.

Investors who invested in the Invesco Developing Markets Fund on or prior to November 22, 2010 may continue to make additional purchases in their accounts. Investors who are invested in the Invesco Small Companies Fund on or prior to March 15, 2012 may continue to make additional purchases in their accounts.

Any retirement plan may continue to make additional purchases of Invesco Developing Markets Fund and Invesco Small Companies Fund shares and may add new accounts at the plan level that may purchase Invesco Developing Markets Fund and Invesco Small Companies Fund shares if the retirement plan had invested in Invesco Developing Markets Fund and Invesco Small Companies Fund as of November 22, 2010 and March 15, 2012, respectively. Any brokerage firm wrap program may continue to make additional purchases of Invesco Developing Markets Fund and Invesco Small Companies Fund shares and may add new accounts at the program level that may purchase Invesco Developing Markets Fund and Invesco Small Companies Fund shares if the brokerage firm wrap program had invested in Invesco Developing Markets Fund and Invesco Small Companies Fund as of November 22, 2010 and March 15, 2012, respectively. All retirement plans and brokerage firm wrap programs that had approved Invesco Developing Markets Fund and Invesco Small Companies Fund as investment options as of November 22, 2010 and March 15, 2012, respectively, but that had not opened an account in Invesco Developing Markets Fund and Invesco Small Companies Fund as of that date, may open an account and make purchases of Invesco Developing Markets Fund and Invesco Small Companies Fund shares, provided that the retirement plan or the brokerage firm wrap program opened its initial account with Invesco Developing Markets Fund prior to October 31, 2011 and with respect to Invesco Small Companies Fund opens its initial account prior to September 15, 2012.

The Funds may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.

Benchmark Descriptions

Barclays Capital Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.

Custom Balanced-Risk Allocation Style Index consists of 60% of the MSCI World Index and 40% of the Barclays Capital U.S. Aggregate Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Barclays Capital U.S. Aggregate Index.

Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index.

Dow Jones Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified is a comprehensive global local emerging markets index, and consists of liquid, fixed-rate and domestic currency government bonds.

50        Invesco Investment Funds

Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

Lipper Emerging Markets Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.

Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.

Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.

MSCI China 10/40 Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in China, taking into consideration the concentration constraints applicable to funds registered for sale in Europe pursuant to the UCITS III Directive.

MSCI EAFE® Index is an unmanaged index considered representative of stocks in Europe, Australasia and the Far East.

MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries.

Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

51        Invesco Investment Funds

Financial Highlights

The financial highlights show each Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of each Fund or any of its share classes. The financial highlights tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. Only Institutional Classes are offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

The Invesco Premium Income Fund commenced operations on December 14, 2011, therefore, no financial highlights have been included.

Invesco Balanced-Risk Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed(g)		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$11.68	$(0.11)	$1.11	$1.00	$(0.47)	$(0.20)	$(0.67)	$12.01	9.13%	$1,001,088	1.04	%(d)	1.31	%(d)	(0.95	)%(d)	33%
Year ended 10/31/10	10.72	(0.10)	1.61	1.51	(0.21)	(0.34)	(0.55)	11.68	14.76	207,600	1.04		1.42		(0.93)		15
Year ended 10/31/09(e)	10.00	(0.05)	0.77	0.72	—	—	—	10.72	7.20	17,667	1.24	(f)	1.64	(f)	(1.02	)(f)	116

Class B
Year ended 10/31/11	11.56	(0.19)	1.09	0.90	(0.45)	(0.20)	(0.65)	11.81	8.30	17,722	1.79	(d)	2.06	(d)	(1.70	)(d)	33
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	9,707	1.79		2.17		(1.68)		15
Year ended 10/31/09(e)	10.00	(0.08)	0.76	0.68	—	—	—	10.68	6.80	930	1.99	(f)	2.39	(f)	(1.77	)(f)	116

Class C
Year ended 10/31/11	11.56	(0.19)	1.08	0.89	(0.45)	(0.20)	(0.65)	11.80	8.21	383,786	1.79	(d)	2.06	(d)	(1.70	)(d)	33
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	58,377	1.79		2.17		(1.68)		15
Year ended 10/31/09(e)	10.00	(0.08)	0.76	0.68	—	—	—	10.68	6.80	3,542	1.99	(f)	2.39	(f)	(1.77	)(f)	116

Class R
Year ended 10/31/11	11.63	(0.14)	1.10	0.96	(0.46)	(0.20)	(0.66)	11.93	8.84	2,956	1.29	(d)	1.56	(d)	(1.20	)(d)	33
Year ended 10/31/10	10.71	(0.13)	1.60	1.47	(0.21)	(0.34)	(0.55)	11.63	14.36	597	1.29		1.67		(1.18)		15
Year ended 10/31/09(e)	10.00	(0.06)	0.77	0.71	—	—	—	10.71	7.10	72	1.49	(f)	1.89	(f)	(1.27	)(f)	116

Class Y
Year ended 10/31/11	11.71	(0.08)	1.11	1.03	(0.47)	(0.20)	(0.67)	12.07	9.45	553,001	0.79	(d)	1.06	(d)	(0.70	)(d)	33
Year ended 10/31/10	10.73	(0.08)	1.61	1.53	(0.21)	(0.34)	(0.55)	11.71	14.97	64,428	0.79		1.17		(0.68)		15
Year ended 10/31/09(e)	10.00	(0.03)	0.76	0.73	—	—	—	10.73	7.30	3,558	0.99	(f)	1.39	(f)	(0.77	)(f)	116

Institutional Class
Year ended 10/31/11	11.72	(0.08)	1.11	1.03	(0.48)	(0.20)	(0.68)	12.07	9.36	449,380	0.79	(d)	0.97	(d)	(0.70	)(d)	33
Year ended 10/31/10	10.73	(0.08)	1.62	1.54	(0.21)	(0.34)	(0.55)	11.72	15.06	467,441	0.79		1.04		(0.68)		15
Year ended 10/31/09(e)	10.00	(0.03)	0.76	0.73	—	—	—	10.73	7.30	218,565	0.99	(f)	1.17	(f)	(0.77	)(f)	116

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $433,341, $13,415, $159,291, $1,441, $170,218 and $444,261 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of June 2, 2009.
(f)	Annualized.
(g)	The Fund’s expense limit terminated February 28, 2012.

52        Invesco Investment Funds

Invesco Balanced-Risk Commodity Strategy Fund

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset	Net	on securities					net assets		assets without		investment
	value,	investment	(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Eleven months ended 10/31/11(d)	$10.00	$(0.12)	$0.54	$0.42	$10.42	4.20%	$7,659	1.22	%(e)	1.54	%(e)	(1.13	)%(e)	0%

Class B
Eleven months ended 10/31/11(d)	10.00	(0.19)	0.55	0.36	10.36	3.60	277	1.97	(e)	2.29	(e)	(1.88	)(e)	0

Class C
Eleven months ended 10/31/11(d)	10.00	(0.19)	0.54	0.35	10.35	3.50	1,822	1.97	(e)	2.29	(e)	(1.88	)(e)	0

Class R
Eleven months ended 10/31/11(d)	10.00	(0.14)	0.56	0.42	10.42	4.20	111	1.47	(e)	1.79	(e)	(1.38	)(e)	0

Class Y
Eleven months ended 10/31/11(d)	10.00	(0.09)	0.56	0.47	10.47	4.70	59,063	0.97	(e)	1.29	(e)	(0.88	)(e)	0

Institutional Class
Eleven months ended 10/31/11(d)	10.00	(0.09)	0.56	0.47	10.47	4.70	102,857	0.97	(e)	1.21	(e)	(0.88	)(e)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of November 30, 2010.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,355, $158, $1,028, $37, $19,468 and $108,011 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

53        Invesco Investment Funds

Invesco China Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$21.93	$0.12	$(4.49)	$(4.37)	$(0.04)	$—	$(0.04)	$17.52	(19.96)%	$102,248	1.67	%(e)	1.67	%(e)	0.57	%(e)	97%
Year ended 10/31/10	18.18	0.06	3.83	3.89	(0.14)	—	(0.14)	21.93	21.49	166,662	1.67		1.67		0.30		100
Year ended 10/31/09	9.82	0.11	8.30	8.41	(0.05)	—	(0.05)	18.18	86.04	155,689	1.89		1.90		0.83		98
Year ended 10/31/08	28.59	0.07	(18.15)	(18.08)	(0.01)	(0.68)	(0.69)	9.82	(64.58)	69,460	1.75		1.76		0.39		94
Year ended 10/31/07	10.98	0.01	17.70	17.71	(0.10)	—	(0.10)	28.59	162.36	385,401	1.85		1.86		0.04		102

Class B
Year ended 10/31/11	21.46	(0.04)	(4.37)	(4.41)	—	—	—	17.05	(20.55)	13,988	2.42	(e)	2.42	(e)	(0.18	)(e)	97
Year ended 10/31/10	17.85	(0.09)	3.76	3.67	(0.06)	—	(0.06)	21.46	20.61	23,945	2.42		2.42		(0.45)		100
Year ended 10/31/09	9.66	0.01	8.18	8.19	—	—	—	17.85	84.78	23,468	2.64		2.65		0.08		98
Year ended 10/31/08	28.32	(0.06)	(17.92)	(17.98)	—	(0.68)	(0.68)	9.66	(64.84)	11,625	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.93	(0.14)	17.60	17.46	(0.07)	—	(0.07)	28.32	160.56	51,222	2.60		2.61		(0.71)		102

Class C
Year ended 10/31/11	21.43	(0.04)	(4.37)	(4.41)	—	—	—	17.02	(20.58)	32,319	2.42	(e)	2.42	(e)	(0.18	)(e)	97
Year ended 10/31/10	17.83	(0.09)	3.75	3.66	(0.06)	—	(0.06)	21.43	20.58	59,812	2.42		2.42		(0.45)		100
Year ended 10/31/09	9.65	0.01	8.17	8.18	—	—	—	17.83	84.77	54,780	2.64		2.65		0.08		98
Year ended 10/31/08	28.29	(0.06)	(17.90)	(17.96)	—	(0.68)	(0.68)	9.65	(64.83)	21,548	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.92	(0.14)	17.58	17.44	(0.07)	—	(0.07)	28.29	160.52	127,122	2.60		2.61		(0.71)		102

Class Y
Year ended 10/31/11	22.01	0.17	(4.51)	(4.34)	(0.09)	—	(0.09)	17.58	(19.78)	6,483	1.42	(e)	1.42	(e)	0.82	(e)	97
Year ended 10/31/10	18.23	0.10	3.85	3.95	(0.17)	—	(0.17)	22.01	21.76	11,638	1.42		1.42		0.55		100
Year ended 10/31/09	9.82	0.16	8.30	8.46	(0.05)	—	(0.05)	18.23	86.55	5,637	1.64		1.65		1.08		98
Period ended 10/31/08(f)	12.02	0.00	(2.20)	(2.20)	—	—	—	9.82	(18.30)	569	1.80	(g)	1.81	(g)	0.34	(g)	94

Institutional Class
Year ended 10/31/11	22.04	0.21	(4.51)	(4.30)	(0.13)	—	(0.13)	17.61	(19.61)	770	1.23	(e)	1.23	(e)	1.01	(e)	97
Year ended 10/31/10	18.25	0.14	3.86	4.00	(0.21)	—	(0.21)	22.04	22.04	982	1.25		1.25		0.72		100
Year ended 10/31/09	9.91	0.20	8.33	8.53	(0.19)	—	(0.19)	18.25	87.28	599	1.27		1.28		1.45		98
Year ended 10/31/08	28.72	0.17	(18.25)	(18.08)	(0.05)	(0.68)	(0.73)	9.91	(64.37)	259	1.26		1.27		0.88		94
Year ended 10/31/07	10.99	0.09	17.74	17.83	(0.10)	—	(0.10)	28.72	163.45	3,658	1.35		1.36		0.53		102

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended October 31, 2011, 2010 and 2009, respectively. Redemption fees added to shares of beneficial interest for Class A, Class B, Class C and Institutional Class shares were $0.02 and $0.03 per share for the years ended October 31, 2008 and 2007, respectively.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $136,286, $19,609, $46,246, $8,868 and $882 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

54        Invesco Investment Funds

Invesco Developing Markets Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$33.15	$0.36	$(2.87)	$(2.51)	$(0.23)	$(0.03)	$(0.26)	$30.38	(7.62)%	$1,388,008	1.45	%(e)	1.47	%(e)	1.11	%(e)	17%
Year ended 10/31/10	25.61	0.33	7.54	7.87	(0.33)	—	(0.33)	33.15	31.04	1,355,604	1.52		1.53		1.17		22
Year ended 10/31/09	16.28	0.27	9.80	10.07	(0.33)	(0.41)	(0.74)	25.61	65.27	904,273	1.66		1.71		1.35		28
Year ended 10/31/08	37.97	0.37	(20.45)	(20.08)	(0.23)	(1.38)	(1.61)	16.28	(55.04)	401,275	1.59		1.60		1.26		27
Year ended 10/31/07	23.80	0.27	13.96	14.23	(0.06)	—	(0.06)	37.97	59.90	1,152,814	1.57		1.61		0.89		41

Class B
Year ended 10/31/11	32.16	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.42	(8.30)	71,066	2.20	(e)	2.22	(e)	0.36	(e)	17
Year ended 10/31/10	24.92	0.12	7.33	7.45	(0.21)	—	(0.21)	32.16	30.07	60,657	2.27		2.28		0.42		22
Year ended 10/31/09	15.69	0.11	9.59	9.70	(0.06)	(0.41)	(0.47)	24.92	64.01	49,822	2.41		2.46		0.60		28
Year ended 10/31/08	36.72	0.15	(19.74)	(19.59)	(0.06)	(1.38)	(1.44)	15.69	(55.36)	32,309	2.34		2.35		0.51		27
Year ended 10/31/07	23.14	0.04	13.54	13.58	—	—	—	36.72	58.69	103,476	2.32		2.36		0.14		41

Class C
Year ended 10/31/11	32.12	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.38	(8.31)	213,879	2.20	(e)	2.22	(e)	0.36	(e)	17
Year ended 10/31/10	24.89	0.12	7.32	7.44	(0.21)	—	(0.21)	32.12	30.07	222,634	2.27		2.28		0.42		22
Year ended 10/31/09	15.67	0.11	9.58	9.69	(0.06)	(0.41)	(0.47)	24.89	64.03	139,845	2.41		2.46		0.60		28
Year ended 10/31/08	36.68	0.15	(19.72)	(19.57)	(0.06)	(1.38)	(1.44)	15.67	(55.37)	76,853	2.34		2.35		0.51		27
Year ended 10/31/07	23.12	0.04	13.52	13.56	—	—	—	36.68	58.65	219,121	2.32		2.36		0.14		41

Class Y
Year ended 10/31/11	33.26	0.44	(2.88)	(2.44)	(0.29)	(0.03)	(0.32)	30.50	(7.39)	364,320	1.20	(e)	1.22	(e)	1.36	(e)	17
Year ended 10/31/10	25.66	0.41	7.56	7.97	(0.37)	—	(0.37)	33.26	31.41	203,884	1.27		1.28		1.42		22
Year ended 10/31/09	16.29	0.37	9.75	10.12	(0.34)	(0.41)	(0.75)	25.66	65.56	52,993	1.41		1.46		1.60		28
Year ended 10/31/08(f)	20.65	0.02	(4.38)	(4.36)	—	—	—	16.29	(21.11)	1,854	1.36	(g)	1.37	(g)	1.49	(g)	27

Institutional Class
Year ended 10/31/11	33.22	0.49	(2.87)	(2.38)	(0.33)	(0.03)	(0.36)	30.48	(7.24)	472,161	1.02	(e)	1.04	(e)	1.54	(e)	17
Year ended 10/31/10	25.63	0.48	7.52	8.00	(0.41)	—	(0.41)	33.22	31.59	309,491	1.11		1.12		1.58		22
Year ended 10/31/09	16.40	0.37	9.77	10.14	(0.50)	(0.41)	(0.91)	25.63	66.01	32,279	1.17		1.19		1.84		28
Year ended 10/31/08	38.17	0.51	(20.56)	(20.05)	(0.34)	(1.38)	(1.72)	16.40	(54.81)	11,589	1.12		1.13		1.73		27
Year ended 10/31/07	23.91	0.41	14.00	14.41	(0.15)	—	(0.15)	38.17	60.59	30,734	1.12		1.16		1.34		41

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $179,562,130 and sold of $23,686,059 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,442,529, $67,975, $226,056, $276,040 and $401,310 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

55        Invesco Investment Funds

Invesco Emerging Market Local Currency Debt Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$11.11	$0.53	$(0.49)	$0.04	$(0.63)	$(0.16)	$(0.79)	$10.36	0.34%	$12,886	1.23	%(e)	1.86	%(e)	4.97	%(e)	106%
Year ended 10/31/10(f)	10.00	0.21	1.07	1.28	(0.17)	—	(0.17)	11.11	12.90	1,776	1.24	(g)	1.76	(g)	5.06	(g)	22

Class B
Year ended 10/31/11	11.10	0.45	(0.49)	(0.04)	(0.55)	(0.16)	(0.71)	10.35	(0.42)	843	1.98	(e)	2.61	(e)	4.22	(e)	106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	(0.15)	11.10	12.52	455	1.99	(g)	2.51	(g)	4.31	(g)	22

Class C
Year ended 10/31/11	11.10	0.45	(0.48)	(0.03)	(0.55)	(0.16)	(0.71)	10.36	(0.33)	3,079	1.98	(e)	2.61	(e)	4.22	(e)	106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	(0.15)	11.10	12.52	314	1.99	(g)	2.51	(g)	4.31	(g)	22

Class R
Year ended 10/31/11	11.11	0.49	(0.48)	0.01	(0.60)	(0.16)	(0.76)	10.36	0.09	386	1.48	(e)	2.11	(e)	4.72	(e)	106
Year ended 10/31/10(f)	10.00	0.20	1.07	1.27	(0.16)	—	(0.16)	11.11	12.81	44	1.49	(g)	2.01	(g)	4.81	(g)	22

Class Y
Year ended 10/31/11	11.11	0.56	(0.49)	0.07	(0.65)	(0.16)	(0.81)	10.37	0.69	1,131	0.98	(e)	1.61	(e)	5.22	(e)	106
Year ended 10/31/10(f)	10.00	0.22	1.07	1.29	(0.18)	—	(0.18)	11.11	13.00	432	0.99	(g)	1.51	(g)	5.31	(g)	22

Institutional Class
Year ended 10/31/11	11.11	0.56	(0.51)	0.05	(0.65)	(0.16)	(0.81)	10.35	0.50	28,952	0.98	(e)	1.36	(e)	5.22	(e)	106
Year ended 10/31/10(f)	10.00	0.21	1.08	1.29	(0.18)	—	(0.18)	11.11	13.00	70,233	0.99	(g)	1.29	(g)	5.31	(g)	22

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $7,943, $666, $1,441, $82, $946 and $34,943 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of June 16, 2010.
(g)	Annualized.

Invesco Emerging Markets Equity Fund

								Ratio of	Ratio of
			Net gains					expenses	expenses
			(losses)					to average	to average net	Ratio of net
	Net asset		on securities					net assets	assets without	investment
	value,	Net	(both	Total from	Net asset		Net assets,	with fee waivers	fee waivers	income to
	beginning	investment	realized and	investment	value, end	Total	end of period	and/or expenses	and/or expenses	average	Portfolio
	of period	income(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed(c)	absorbed(c)	net assets(c)	turnover(d)

Class A
Period ended 10/31/11(e)	$10.00	$0.03	$(1.96)	$(1.93)	$8.07	(19.30)%	$4,019	1.84%	5.28%	0.87%	16%

Class C
Period ended 10/31/11(e)	10.00	0.00	(1.95)	(1.95)	8.05	(19.50)	236	2.59	6.03	0.12	16

Class R
Period ended 10/31/11(e)	10.00	0.02	(1.96)	(1.94)	8.06	(19.40)	9	2.09	5.53	0.62	16

Class Y
Period ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	8.07	(19.30)	38	1.59	5.03	1.12	16

Institutional Class
Period ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	8.07	(19.30)	7,720	1.59	4.86	1.12	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,450, $87, $9, $14 and $2,991 for Class A, Class C, Class R, Class Y and Institutional Class, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of May 31, 2011.

56        Invesco Investment Funds

Invesco Endeavor Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$14.78	$(0.08)	$1.66	$1.58	$—	$—	$—	$16.36	10.69%	$91,975	1.34	%(d)	1.37	%(d)	(0.49	)%(d)	30%
Year ended 10/31/10	12.51	(0.05)	2.32	2.27	—	—	—	14.78	18.15	81,536	1.45		1.47		(0.36)		38
Year ended 10/31/09	8.99	(0.04)	3.60	3.56	(0.04)	—	(0.04)	12.51	39.91	78,496	1.71		1.72		(0.35)		30
Year ended 10/31/08	16.73	0.05	(6.42)	(6.37)	(0.04)	(1.33)	(1.37)	8.99	(41.00)	54,056	1.52		1.53		0.42		30
Year ended 10/31/07	15.66	0.07	1.82	1.89	—	(0.82)	(0.82)	16.73	12.44	159,244	1.35		1.39		0.40		39

Class B
Year ended 10/31/11	14.16	(0.20)	1.59	1.39	—	—	—	15.55	9.82	7,542	2.09	(d)	2.12	(d)	(1.24	)(d)	30
Year ended 10/31/10	12.07	(0.15)	2.24	2.09	—	—	—	14.16	17.32	9,025	2.20		2.22		(1.11)		38
Year ended 10/31/09	8.70	(0.10)	3.47	3.37	—	—	—	12.07	38.74	8,823	2.46		2.47		(1.10)		30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	7,771	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	22,258	2.10		2.14		(0.35)		39

Class C
Year ended 10/31/11	14.17	(0.20)	1.59	1.39	—	—	—	15.56	9.81	20,710	2.09	(d)	2.12	(d)	(1.24	)(d)	30
Year ended 10/31/10	12.08	(0.15)	2.24	2.09	—	—	—	14.17	17.30	19,436	2.20		2.22		(1.11)		38
Year ended 10/31/09	8.70	(0.10)	3.48	3.38	—	—	—	12.08	38.85	16,995	2.46		2.47		(1.10)		30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	14,941	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	41,790	2.10		2.14		(0.35)		39

Class R
Year ended 10/31/11	14.63	(0.12)	1.63	1.51	—	—	—	16.14	10.32	14,721	1.59	(d)	1.62	(d)	(0.74	)(d)	30
Year ended 10/31/10	12.40	(0.08)	2.31	2.23	—	—	—	14.63	17.98	12,850	1.70		1.72		(0.61)		38
Year ended 10/31/09	8.91	(0.06)	3.56	3.50	(0.01)	—	(0.01)	12.40	39.43	5,787	1.96		1.97		(0.60)		30
Year ended 10/31/08	16.59	0.02	(6.35)	(6.33)	(0.02)	(1.33)	(1.35)	8.91	(41.06)	4,317	1.77		1.78		0.17		30
Year ended 10/31/07	15.58	0.03	1.80	1.83	—	(0.82)	(0.82)	16.59	12.11	4,905	1.60		1.64		0.15		39

Class Y
Year ended 10/31/11	14.86	(0.04)	1.67	1.63	—	—	—	16.49	10.97	5,802	1.09	(d)	1.12	(d)	(0.24	)(d)	30
Year ended 10/31/10	12.55	(0.01)	2.32	2.31	—	—	—	14.86	18.41	4,150	1.20		1.22		(0.11)		38
Year ended 10/31/09	9.00	(0.01)	3.61	3.60	(0.05)	—	(0.05)	12.55	40.24	1,323	1.46		1.47		(0.10)		30
Year ended 10/31/08(e)	11.18	0.00	(2.18)	(2.18)	—	—	—	9.00	(19.50)	343	1.32	(f)	1.34	(f)	0.62	(f)	30

Institutional Class
Year ended 10/31/11	15.01	0.00	1.68	1.68	—	—	—	16.69	11.19	87,733	0.85	(d)	0.88	(d)	0.00	(d)	30
Year ended 10/31/10	12.62	0.02	2.37	2.39	—	—	—	15.01	18.94	75,795	0.94		0.96		0.16		38
Year ended 10/31/09	9.12	0.03	3.60	3.63	(0.13)	—	(0.13)	12.62	40.76	2,655	1.08		1.09		0.28		30
Year ended 10/31/08	16.94	0.12	(6.49)	(6.37)	(0.12)	(1.33)	(1.45)	9.12	(40.66)	2,329	0.98		0.99		0.96		30
Year ended 10/31/07	15.78	0.15	1.83	1.98	—	(0.82)	(0.82)	16.94	12.94	5,864	0.90		0.94		0.85		39

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $88,911, $8,964, $21,441, $14,938, $5,291 and $80,799 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

57        Invesco Investment Funds

Invesco International Total Return Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$12.22	$0.19	$0.16	$0.35	$(0.58)	$(0.36)	$(0.94)	$11.63	3.37%	$47,162	1.10	%(e)	1.58	%(e)	1.64	%(e)	226%
Year ended 10/31/10	11.68	0.19	0.51	0.70	(0.16)	—	(0.16)	12.22	6.12	32,947	1.10		1.55		1.69		203
Year ended 10/31/09	9.96	0.22	1.65	1.87	(0.14)	(0.01)	(0.15)	11.68	18.93	32,460	1.10		1.51		2.10		233
Year ended 10/31/08	11.18	0.24	(0.90)	(0.66)	(0.41)	(0.15)	(0.56)	9.96	(6.22)	39,418	1.11		1.42		2.16		224
Year ended 10/31/07	10.44	0.25	0.69	0.94	(0.20)	—	(0.20)	11.18	9.17	6,247	1.12		2.06		2.39		509

Class B
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	(0.85)	11.61	2.66	5,934	1.85	(e)	2.33	(e)	0.89	(e)	226
Year ended 10/31/10	11.65	0.11	0.51	0.62	(0.08)	—	(0.08)	12.19	5.34	6,591	1.85		2.30		0.94		203
Year ended 10/31/09	9.94	0.14	1.64	1.78	(0.06)	(0.01)	(0.07)	11.65	18.00	9,026	1.85		2.26		1.35		233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	11,432	1.86		2.17		1.41		224
Year ended 10/31/07	10.42	0.17	0.70	0.87	(0.13)	—	(0.13)	11.16	8.44	2,395	1.87		2.81		1.64		509

Class C
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	(0.85)	11.61	2.65	10,782	1.85	(e)	2.33	(e)	0.89	(e)	226
Year ended 10/31/10	11.66	0.11	0.50	0.61	(0.08)	—	(0.08)	12.19	5.24	9,165	1.85		2.30		0.94		203
Year ended 10/31/09	9.94	0.14	1.65	1.79	(0.06)	(0.01)	(0.07)	11.66	18.10	13,887	1.85		2.26		1.35		233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	16,262	1.86		2.17		1.41		224
Year ended 10/31/07	10.43	0.17	0.69	0.86	(0.13)	—	(0.13)	11.16	8.34	1,999	1.87		2.81		1.64		509

Class Y
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	(0.97)	11.63	3.63	1,322	0.85	(e)	1.33	(e)	1.89	(e)	226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	(0.19)	12.22	6.39	726	0.85		1.30		1.94		203
Year ended 10/31/09	9.96	0.26	1.64	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	284	0.85		1.26		2.35		233
Year ended 10/31/08(f)	10.54	0.02	(0.60)	(0.58)	—	—	—	9.96	(5.50)	24	0.86	(g)	1.20	(g)	2.41	(g)	224

Institutional Class
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	(0.97)	11.63	3.63	4,696	0.85	(e)	1.08	(e)	1.89	(e)	226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	(0.19)	12.22	6.39	4,457	0.85		1.03		1.94		203
Year ended 10/31/09	9.96	0.25	1.65	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	27,008	0.85		1.01		2.35		233
Year ended 10/31/08	11.18	0.27	(0.90)	(0.63)	(0.42)	(0.17)	(0.59)	9.96	(5.99)	28,117	0.85		0.94		2.42		224
Year ended 10/31/07	10.44	0.28	0.69	0.97	(0.23)	—	(0.23)	11.18	9.42	35,952	0.86		1.55		2.64		509

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $36,799, $5,948, $8,533, $606 and $4,506 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

58        Invesco Investment Funds

Invesco Small Companies Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$15.50	$(0.12)	$3.59	$3.47	$—	$—	$—	$18.97	22.39%	$485,609	1.24	%(d)	1.27	%(d)	(0.64	)%(d)	38%
Year ended 10/31/10	12.09	(0.02)	3.44	3.42	(0.01)	—	(0.01)	15.50	28.28	275,777	1.31		1.33		(0.18)		50
Year ended 10/31/09	9.21	0.06	2.94	3.00	—	(0.12)	(0.12)	12.09	33.26	207,084	1.47		1.48		0.69		27
Year ended 10/31/08	16.71	0.03	(6.71)	(6.68)	(0.09)	(0.73)	(0.82)	9.21	(41.70)	188,482	1.37		1.38		0.28		41
Year ended 10/31/07	16.07	0.17	1.64	1.81	—	(1.17)	(1.17)	16.71	12.10	458,286	1.27		1.34		1.06		44

Class B
Year ended 10/31/11	14.78	(0.24)	3.41	3.17	—	—	—	17.95	21.45	15,478	1.99	(d)	2.02	(d)	(1.39	)(d)	38
Year ended 10/31/10	11.61	(0.13)	3.30	3.17	—	—	—	14.78	27.30	13,952	2.06		2.08		(0.93)		50
Year ended 10/31/09	8.92	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.61	32.20	12,951	2.22		2.23		(0.06)		27
Year ended 10/31/08	16.24	(0.06)	(6.52)	(6.58)	(0.01)	(0.73)	(0.74)	8.92	(42.12)	12,304	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.75	0.05	1.61	1.66	—	(1.17)	(1.17)	16.24	11.35	31,025	2.02		2.09		0.31		44

Class C
Year ended 10/31/11	14.76	(0.24)	3.41	3.17	—	—	—	17.93	21.48	123,286	1.99	(d)	2.02	(d)	(1.39	)(d)	38
Year ended 10/31/10	11.60	(0.13)	3.29	3.16	—	—	—	14.76	27.24	86,591	2.06		2.08		(0.93)		50
Year ended 10/31/09	8.91	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.60	32.23	64,368	2.22		2.23		(0.06)		27
Year ended 10/31/08	16.22	(0.06)	(6.51)	(6.57)	(0.01)	(0.73)	(0.74)	8.91	(42.12)	59,806	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.74	0.05	1.60	1.65	—	(1.17)	(1.17)	16.22	11.28	116,625	2.02		2.09		0.31		44

Class R
Year ended 10/31/11	15.29	(0.16)	3.53	3.37	—	—	—	18.66	22.04	62,112	1.49	(d)	1.52	(d)	(0.89	)(d)	38
Year ended 10/31/10	11.95	(0.06)	3.40	3.34	(0.00)	—	(0.00)	15.29	27.97	32,270	1.56		1.58		(0.43)		50
Year ended 10/31/09	9.13	0.04	2.90	2.94	—	(0.12)	(0.12)	11.95	32.89	17,423	1.72		1.73		0.44		27
Year ended 10/31/08	16.58	0.01	(6.66)	(6.65)	(0.07)	(0.73)	(0.80)	9.13	(41.82)	13,541	1.62		1.63		0.03		41
Year ended 10/31/07	15.98	0.13	1.64	1.77	—	(1.17)	(1.17)	16.58	11.90	10,073	1.52		1.59		0.81		44

Class Y
Year ended 10/31/11	15.51	(0.07)	3.59	3.52	—	—	—	19.03	22.70	41,476	0.99	(d)	1.02	(d)	(0.39	)(d)	38
Year ended 10/31/10	12.07	0.01	3.44	3.45	(0.01)	—	(0.01)	15.51	28.62	12,735	1.06		1.08		0.07		50
Year ended 10/31/09	9.21	0.10	2.91	3.01	(0.03)	(0.12)	(0.15)	12.07	33.49	6,763	1.22		1.23		0.94		27
Year ended 10/31/08(e)	10.58	0.00	(1.37)	(1.37)	—	—	—	9.21	(12.95)	511	1.17	(f)	1.17	(f)	0.48	(f)	41

Institutional Class
Year ended 10/31/11	15.82	(0.04)	3.67	3.63	—	—	—	19.45	22.95	70,652	0.83	(d)	0.86	(d)	(0.23	)(d)	38
Year ended 10/31/10	12.30	0.04	3.50	3.54	(0.02)	—	(0.02)	15.82	28.79	29,499	0.86		0.88		0.27		50
Year ended 10/31/09	9.39	0.11	2.99	3.10	(0.07)	(0.12)	(0.19)	12.30	34.05	45,672	0.94		0.95		1.22		27
Year ended 10/31/08	17.00	0.10	(6.84)	(6.74)	(0.14)	(0.73)	(0.87)	9.39	(41.45)	147,944	0.90		0.91		0.75		41
Year ended 10/31/07	16.26	0.25	1.66	1.91	—	(1.17)	(1.17)	17.00	12.60	169,019	0.86		0.93		1.47		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $360,705, $15,486, $106,822, $51,831, $22,730 and $45,893 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

59        Invesco Investment Funds

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year; and

■	Invesco International Total Return Fund and Invesco Emerging Market Local Currency Debt Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Invesco Balanced-Risk Allocation Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.01%	8.18%	12.52%	17.03%	21.72%	26.60%	31.68%	36.96%	42.45%	48.17%
End of Year Balance	$10,401.00	$10,818.08	$11,251.89	$11,703.09	$12,172.38	$12,660.49	$13,168.18	$13,696.22	$14,245.44	$14,816.68
Estimated Annual Expenses	$100.98	$105.03	$109.25	$113.63	$118.18	$122.92	$127.85	$132.98	$138.31	$143.86

Invesco China Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.77%	7.68%	11.74%	15.95%	20.33%	24.86%	29.57%	34.45%	39.52%	44.78%
End of Year Balance	$10,377.00	$10,768.21	$11,174.17	$11,595.44	$12,032.59	$12,486.22	$12,956.95	$13,445.42	$13,952.32	$14,478.32
Estimated Annual Expenses	$125.32	$130.04	$134.95	$140.03	$145.31	$150.79	$156.48	$162.37	$168.50	$174.85

Invesco Developing Markets Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.96%	8.08%	12.36%	16.81%	21.43%	26.24%	31.24%	36.44%	41.84%	47.46%
End of Year Balance	$10,396.00	$10,807.68	$11,235.67	$11,680.60	$12,143.15	$12,624.02	$13,123.93	$13,643.64	$14,183.93	$14,745.61
Estimated Annual Expenses	$106.06	$110.26	$114.63	$119.16	$123.88	$128.79	$133.89	$139.19	$144.70	$150.43

Invesco Emerging Market Local Currency Debt Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.99%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.01%	7.80%	11.72%	15.79%	20.00%	24.37%	28.90%	33.59%	38.45%	43.49%
End of Year Balance	$10,401.00	$10,779.60	$11,171.97	$11,578.63	$12,000.10	$12,436.90	$12,889.60	$13,358.78	$13,845.04	$14,349.00
Estimated Annual Expenses	$100.98	$144.03	$149.27	$154.70	$160.34	$166.17	$172.22	$178.49	$184.99	$191.72

Invesco Endeavor Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.12%	8.41%	12.88%	17.53%	22.37%	27.41%	32.66%	38.13%	43.82%	49.74%
End of Year Balance	$10,412.00	$10,840.97	$11,287.62	$11,752.67	$12,236.88	$12,741.04	$13,265.97	$13,812.53	$14,381.61	$14,974.13
Estimated Annual Expenses	$89.81	$93.51	$97.37	$101.38	$105.55	$109.90	$114.43	$119.15	$124.05	$129.17

Invesco International Total Return Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.85%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.15%	8.23%	12.48%	16.88%	21.47%	26.23%	31.18%	36.32%	41.66%	47.21%
End of Year Balance	$10,415.00	$10,823.27	$11,247.54	$11,688.44	$12,146.63	$12,622.78	$13,117.59	$13,631.80	$14,166.17	$14,721.48
Estimated Annual Expenses	$86.76	$114.69	$119.18	$123.85	$128.71	$133.75	$139.00	$144.45	$150.11	$155.99
1 Your actual expenses may be higher or lower than those shown.

60        Invesco Investment Funds

Invesco Small Companies Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.13%	8.43%	12.91%	17.57%	22.43%	27.48%	32.75%	38.23%	43.94%	49.89%
End of Year Balance	$10,413.00	$10,843.06	$11,290.88	$11,757.19	$12,242.76	$12,748.39	$13,274.89	$13,823.15	$14,394.04	$14,988.52
Estimated Annual Expenses	$88.80	$92.46	$96.28	$100.26	$104.40	$108.71	$113.20	$117.88	$122.74	$127.81

1 Your actual expenses may be higher or lower than those shown.

61        Invesco Investment Funds

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—02/12

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

■	Purchase blocking.

■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

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Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
If a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

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Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation Committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

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■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in

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your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your

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financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about each Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. Each Fund’s annual report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Each Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of each Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Balanced-Risk Allocation Fund Invesco Balanced-Risk Commodity Strategy Fund Invesco China Fund Invesco Developing Markets Fund Invesco Emerging Market Local Currency Debt Fund and	Invesco Emerging Markets Equity Fund Invesco Endeavor Fund Invesco International Total Return Fund Invesco Premium Income Fund Invesco Small Companies Fund
SEC 1940 Act file number: 811-05426

invesco.com/us AIF-PRO-1

Prospectus	February 28, 2012

Class: A (COAAX), B (COAHX), C (COACX), R (COARX), Y (COAIX)
Invesco Commodities Strategy Fund

Invesco Commodities Strategy Fund’s investment objective is long-term total return.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

As of the close of business on February 22, 2011, the Fund limited public sales of its shares to new investors.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	7
The Adviser(s)	7
Adviser Compensation	8
Portfolio Managers	8

Other Information	8
Sales Charges	8
Distributions	8
Dividends	8
Capital Gains Distributions	8
Limited Fund Offering	8

Benchmark Description	8

Financial Highlights	9

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover
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        Invesco Commodities Strategy Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund II Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), are included in the table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.51	0.51	0.51	0.51	0.51

Total Annual Fund Operating Expenses[1]	1.26	2.01	2.01	1.51	1.01

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class R and Class Y shares to 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, respectively, of average daily net assets. The expense limit will terminate on June 30, 2012.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$671	$928	$1,204	$1,989

Class B	704	930	1,283	2,144

Class C	304	630	1,083	2,338

Class R	154	477	824	1,802

Class Y	103	322	558	1,236

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$671	$928	$1,204	$1,989

Class B	204	630	1,083	2,144

Class C	204	630	1,083	2,338

Class R	154	477	824	1,802

Class Y	103	322	558	1,236

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year August 1, 2010 to July 31, 2011, the Fund’s portfolio turnover rate was 69% of the average value of the portfolio. The portfolio turnover rate of the Fund for the fiscal period August 1, 2011 to October 31, 2011, was 22% of the average value of the portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to outperform the returns of the Dow Jones-UBS Commodity Total Return Index (DJ-UCI). The Fund invests primarily in derivative instruments, including commodity-linked notes, commodity total return swaps and commodity futures, and also in money market instruments and the Subsidiary. Invesco Advisers, Inc. (Invesco or the Adviser), the Fund’s investment adviser, uses an indexed-based process designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

Commodity-linked notes will be used to facilitate exposure to the entire DJ-UCI. Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes.

Commodity total return swaps will be used to efficiently manage the Fund’s exposure to the benchmark. Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. These commodity swaps may be held either directly by the Fund or through the Subsidiary.

The Fund invests in futures contracts to seek those sources of returns that are ignored or deemphasized by the benchmark. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest up to 25% of its assets in the Subsidiary. The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money

1        Invesco Commodities Strategy Fund

market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary. The Subsidiary, in turn, will invest primarily in commodity total return swaps.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Adviser uses an index-based investment process to provide the returns of the DJ-UCI through the use of commodity-linked notes, commodity total return swaps, commodity futures, and money market instruments.

Additionally, the Adviser employs an actively-managed, quantitative investment approach that seeks to generate incremental return (alpha) above the DJ-UCI. Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process. This process is designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

This three step investment process involves (1) selecting representative commodity assets to gain exposure to the agriculture, energy, industrial metals, and precious metals sectors; (2) estimating the risk correlation of the selected commodity assets to create a potential portfolio of investments; and (3) actively positioning the Fund’s commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described above. The management team balances the opportunity for excess return from active positioning and the need to maintain commodity asset class exposure by setting controlled tactical ranges around the long-term commodity asset allocation.

When executing the investment process described above, the portfolio managers may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. The portfolio managers purchase these commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Commodity Risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Commodity-Linked Notes Risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as the lack of a secondary market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or the Subsidiary.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

Credit Risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Liquidity Risk. The Fund and the Subsidiary may hold illiquid securities that they are unable to sell at the preferred time or price and could lose their entire investment in such securities.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated

2        Invesco Commodities Strategy Fund

investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including to another Invesco fund), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and Morgan Stanley Commodities Alpha Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, Class I and Class R shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C, Class I and Class R shares of the predecessor fund were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, Class R and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charges.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended December 31, 2010): 15.83%
Worst Quarter (ended September 30, 2011): (11.62)%

Average Annual Total Returns (for the periods ended December 31, 2011)
	1	Since
	Year	Inception

Class A shares: Inception (04/30/08)
Return Before Taxes	(17.61)%	(11.79)%
Return After Taxes on Distributions	(21.74)	(13.42)
Return After Taxes on Distributions and Sale of Fund Shares	(9.43)	(10.36)

Class B shares: Inception (02/05/10)	(17.00)	3.26

Class C shares: Inception (04/30/08)	(14.11)	(11.10)

Class R shares: Inception (04/30/08)	(13.05)	(10.67)

Class Y shares: Inception (04/30/08)	(12.68)	(10.21)

Dow Jones Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)	(13.32)	(9.89)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2010

Chris Devine	Portfolio Manager	2010

Scott Hixon	Portfolio Manager	2010

Christian Ulrich	Portfolio Manager	2010

Scott Wolle	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

3        Invesco Commodities Strategy Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is long-term total return. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies

The Fund seeks to outperform the returns of the Dow Jones-UBS Commodity Total Return Index (DJ-UCI). The Fund invests primarily in derivative instruments, including commodity-linked notes, commodity total return swaps and commodity futures, and also in money market instruments and the Subsidiary. Invesco Advisers, Inc. (Invesco or the Adviser), the Fund’s investment adviser, uses an indexed-based process designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

Commodity-linked notes will be used to facilitate exposure to the entire DJ-UCI. Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes.

Commodity total return swaps will be used to efficiently manage the Fund’s exposure to the benchmark. Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. These commodity swaps may be held either directly by the Fund or through the Subsidiary.

The Fund invests in futures contracts to seek those sources of returns that are ignored or deemphasized by the benchmark. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest up to 25% of its assets in the Subsidiary. The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary. The Subsidiary, in turn, will invest primarily in commodity total return swaps.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Investment Process. The Adviser uses an index-based investment process to provide the returns of the DJ-UCI through the use of commodity-linked notes, commodity total return swaps, commodity futures, and money market instruments. Additionally, the Adviser employs an actively-managed, quantitative investment approach that seeks to generate incremental return (alpha) above the DJ-UCI. Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process. This process is designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

The first step in the investment process involves asset selection. The management team selects representative commodity assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals, and precious metals. The selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how such asset has performed during different market cycles; (2) screens the identified commodity assets against minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk adjusted return of the Fund.

The second step involves portfolio construction. The management team uses proprietary estimates for risk and correlation to create a potential portfolio of investments for the Fund. The team re-estimates the risk, contributed by each commodity asset, and re-balances the portfolio monthly or when new commodity assets are introduced to the Fund.

The final step involves active positioning. The management team actively adjusts commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team balances these two competing ideas, opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure, by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is able to gain greater exposure to commodity assets within each commodity sector than would be possible using cash instruments, and thus seeks to balance the amount of risk each commodity asset contributes to the Fund.

The portfolio management team purchases commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, the portfolio management team generally believes that the price of the referenced commodity will go up. When taking a short position, the portfolio management team generally believes that the price of the referenced commodity will go down.

The Fund or the Subsidiary may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s or the Subsidiary’s principle investment strategies in anticipation of, or in response to, adverse market, economic,

4        Invesco Commodities Strategy Fund

political or other conditions. As a result, the Fund or the Subsidiary may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Principal Risks
The Fund’s share price will fluctuate with changes in the market value of the Fund’s investments, which can occur due to a number of factors, some of which are described below. The financial markets in general are subject to volatility and may at times, including currently, experience periods of extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. The markets for securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid.

Commodity Risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s and the Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Commodity-Linked Notes Risk. Commodity-linked notes employ “implicit” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in securities with implicit leverage. The Fund’s and the Subsidiary’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the interest due on their investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund and the Subsidiary buy, which may make it difficult for the Fund and the Subsidiary to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund and the Subsidiary could lose money. The value of the commodity-linked notes the Fund and the Subsidiary buy may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund and the Subsidiary to the extent they invest in such notes.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A Fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period

5        Invesco Commodities Strategy Fund

payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Liquidity Risk. A security is considered to be illiquid if the Fund and the Subsidiary are unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund and the Subsidiary may be unable to sell illiquid securities at the time or price they desire and could lose their entire investment in such securities.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer defaulted, the Fund holding securities of the issuer might not be able to recover its investment from the U.S. Government.

Additional Investment Strategy Information
This section provides additional information relating to the Fund’s investment strategies.

Foreign Securities. The Fund may invest in foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Mortgage Securities. These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. The Fund and/or the Subsidiary may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the securities are issued by an agency or instrumentality that has the right to borrow from the U.S. Treasury to meet its obligations. The U.S. Treasury is not legally required to extend credit to such agency or instrumentality. Certain, but not all, of the U.S. government securities purchased by the Fund and/or the Subsidiary are backed by the full faith and credit of the United States. The Fund and/or the Subsidiary may also invest in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a pass through of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

High Yield Securities (Junk Bonds) and Restricted Securities. The Fund may invest in high yield, high risk, fixed-income securities rated below Baa by Moody’s Investors Service or below BBB by Standard & Poor’s Rating Group, or if unrated, are of comparable quality as determined by the Adviser (commonly known as junk bonds). Such securities may include Rule 144A fixed-income securities, which are subject to resale restrictions.

Money Market Instruments. The Fund may invest in money market instruments of U.S. and foreign financial and non-financial corporations, obligations of foreign governments and obligations of the U.S. government and its agencies and instrumentalities, which will be used to seek to generate income and serve as collateral for the Portfolio’s investments in swaps and futures contracts. The Fund’s money market investments may include commercial paper, corporate debt obligations, funding agreements, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or U.S. branches of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, variable rate master demand notes (including tax-exempt variable rate demand notes), other affiliated and non-affiliated money market funds, and repurchase agreements.

Defensive Investing. The Fund may take temporary defensive positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Additional Risk Information
This section provides additional information relating to the risks of investing in the Fund.

Foreign Securities. The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward foreign currency contracts). A forward foreign currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are

6        Invesco Commodities Strategy Fund

the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Mortgage Securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and prepay principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the Fund’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities. Certain of the U.S. government securities purchased by the Fund and/or the Subsidiary may not be backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund and/or the Subsidiary may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their prepayment obligations in the future.

To the extent the Fund and/or the Subsidiary invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities and Restricted Securities. The Fund’s investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities.

Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including to another Invesco fund), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is

7        Invesco Commodities Strategy Fund

located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal period ended October 31, 2011, the Adviser received 0.44% of Invesco Commodities Strategy Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the fiscal period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by research analysts on Invesco’s Global Asset Allocation Team. Team members provide research support and make securities recommendations with respect to the Fund’s portfolio, but do not have day-to-day management responsibilities with respect to the Fund’s portfolio.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Commodities Strategy Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category II contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Limited Fund Offering
The Fund limited public sales of its shares to new investors effective as of the close of business on February 22, 2011. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments.

At the Adviser’s discretion, proprietary asset allocation funds may open new accounts in the Fund. In addition, the Fund’s current portfolio managers and portfolio management team may also make investments in the Fund.

The Fund may resume sales of shares to other new investors on a future date if the Adviser determines it appropriate.

Benchmark Description

Dow Jones Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

8        Invesco Commodities Strategy Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for periods ending on and after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for periods ending prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities			Dividends					net assets		assets without		investment
	value,	investment		(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Rebate from		Portfolio
	of period	(loss)(a)		unrealized)		operations	income	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		affiliates		turnover(c)

Class A
Three months ended 10/31/11	$22.13	$(0.06)		$(1.83)		$(1.89)	$—	$20.24	(8.54)%		$70,653	1.25	%(d)	1.32	%(d)	(1.13	)%(d)	—%		22%
Year ended 07/31/11	18.45	(0.21)		4.38		4.17	(0.49)	22.13	22.82		81,005	1.17		1.21		(0.98)		—		69
Year ended 07/31/10	18.19	(0.18	)(e)	0.44	(e)	0.26	—	18.45	1.43		77,046	1.15	(e)	1.21	(e)	(1.00	)(e)	—		131
Year ended 07/31/09	29.55	(0.07	)(e)	(10.90	)(e)	(10.97)	(0.39)	18.19	(36.93)		5,528	1.45	(e)(f)	2.53	(e)(f)	(0.41	)(e)(f))(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.10	(e)	(0.55	)(e)	(0.45)	—	29.55	(1.50)		6,342	1.38	(e)(f)(i)	1.38	(e)(f)(i)	1.27	(e)(f)(i)	0.00	(i)(j)	6

Class B
Three months ended 10/31/11	21.83	(0.10)		(1.80)		(1.90)	—	19.93	(8.70)		7,366	2.00	(d)	2.07	(d)	(1.88	)(d)	—		22
Year ended 07/31/11	18.27	(0.36)		4.32		3.96	(0.40)	21.83	21.83		9,101	1.92		1.96		(1.73)		—		69
Year ended 07/31/10(h)	17.44	(0.15	)(e)	0.98	(e)	0.83	—	18.27	4.76		11,221	1.90	(e)(i)	1.96	(e)(i)	(1.75	)(e)(i)	—		131

Class C
Three months ended 10/31/11	21.87	(0.10)		(1.80)		(1.90)	—	19.97	(8.69	)(k)	7,443	1.98	(d)(k)	2.05	(d)(k)	(1.86	)(d)(k)	—		22
Year ended 07/31/11	18.27	(0.34)		4.34		4.00	(0.40)	21.87	22.05		10,082	1.80		1.84		(1.61)		—		69
Year ended 07/31/10	18.15	(0.32	)(e)	0.44	(e)	0.12	—	18.27	0.66		7,859	1.90	(e)	1.96	(e)	(1.75	)(e)	—		131
Year ended 07/31/09	29.47	(0.21	)(e)	(10.86	)(e)	(11.07)	(0.25)	18.15	(37.47)		2,408	2.22	(e)(f)	3.30	(e)(f)	(1.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.04	(e)	(0.57	)(e)	(0.53)	—	29.47	(1.70)		5,111	2.13	(e(f)(i)	2.13	(e)(f)(i)	0.53	(e)(f)(i)	0.00	(i)(j)	6

Class R
Three months ended 10/31/11	22.04	(0.07)		(1.82)		(1.89)	—	20.15	(8.58)		207	1.50	(d)	1.57	(d)	(1.38	)(d)	—		22
Year ended 07/31/11	18.39	(0.27)		4.38		4.11	(0.46)	22.04	22.54		222	1.42		1.46		(1.23)		—		69
Year ended 07/31/10	18.18	(0.23	)(e)	0.44	(e)	0.21	—	18.39	1.16		27	1.40	(e)	1.46	(e)	(1.25	)(e)	—		131
Year ended 07/31/09	29.53	(0.12	)(e)	(10.90	)(e)	(11.02)	(0.33)	18.18	(37.13)		102	1.72	(e)(f)	2.80	(e)(f)	(0.67	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.03	(e)	(0.50	)(e)	(0.47)	—	29.53	(1.57)		146	1.68	(e)(f)(i)	1.68	(e)(f)(i)	0.39	(e)(f)(i)	0.00	(i)(j)	6

Class Y
Three months ended 10/31/11	22.24	(0.05)		(1.83)		(1.88)	—	20.36	(8.45)		5,095	1.00	(d)	1.07	(d)	(0.88	)(d)	—		22
Year ended 07/31/11	18.52	(0.15)		4.39		4.24	(0.52)	22.24	23.11		5,632	0.92		0.96		(0.73)		—		69
Year ended 07/31/10	18.21	(0.14	)(e)	0.45	(e)	0.31	—	18.52	1.70		6,591	0.90	(e)	0.96	(e)	(0.75	)(e)	—		131
Year ended 07/31/09	29.57	(0.03	)(e)	(10.91	)(e)	(10.94)	(0.42)	18.21	(36.77)		36,939	1.22	(e)(f)	2.30	(e)(f)	(0.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.07	(e)	(0.50	)(e)	(0.43)	—	29.57	(1.47)		49,066	1.19	(e)(f)(i)	1.19	(e)(f)(i)	0.88	(e)(f)(i)	0.00	(i)(j)	6

Institutional Class
Three months ended 10/31/11	22.32	(0.04)		(1.84)		(1.88)	—	20.44	(8.42)		54	0.82	(d)	0.87	(d)	(0.70	)(d)	—		22
Year ended 07/31/11	18.53	(0.11)		4.39		4.28	(0.49)	22.32	23.28		59	0.75		0.79		(0.56)		—		69
Year ended 07/31/10(h)	17.29	(0.02	)(e)	1.26	(e)	1.24	—	18.53	7.17		1,233	0.89	(e)(i)	0.95	(e)(i)	(0.74	)(e)(i)	—		131

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $74,154, $8,106, $8,801 $, $211, $5,252 and $55 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Effective January 31, 2011, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.13%, 0.18% and 0.04% for the years ended July 31, 2008, 2009 and 2010, respectively. The ratio of expenses to average net assets with fee waivers and/or expense reimbursements would have increased 0.00%, 0.00% and 0.02%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.14%, 0.08% and 0.00% for the years ended July 31, 2008, 2009 and 2010, respectively. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements for Class A, Class C, Class R and Class Y was (1.48)%, (2.25)%, (1.75)% and (1.25)%, respectively, for the year ended July 31, 2009.
(h)	Commencement date of April 30, 2008 for Class A, Class C Class R and Class Y shares. Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class shares, respectively.
(i)	Annualized.
(j)	Amount is less than 0.005%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% for the period ended October 31, 2011.

9        Invesco Commodities Strategy Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9286

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Commodities Strategy Fund
SEC 1940 Act file number: 811-05426

invesco.com/us MS-CSTR-PRO-1

Prospectus	February 28, 2012

Invesco Commodities Strategy Fund (COAJX)

Institutional Class

Invesco Commodities Strategy Fund’s investment objective is long-term total return.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

As of the close of business on February 22, 2011, the Fund limited public sales of its shares to new investors.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	7
The Adviser(s)	7
Adviser Compensation	7
Portfolio Managers	7

Other Information	8
Distributions	8
Dividends	8
Capital Gains Distributions	8
Limited Fund Offering	8

Benchmark Description	8

Financial Highlights	9

Shareholder Account Information	A-1
Suitability of Investors	A-1
Purchasing Shares	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-2
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-2
Pricing of Shares	A-3
Taxes	A-4
Payments to Financial Intermediaries	A-6
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Commodities Strategy Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund II Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary), are included in the table. There is no guarantee that actual expenses will be the same as those shown in the table.

Shareholder Fees (fees paid directly from your investment)

Institutional
Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional
Class

Management Fees	0.50%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[1]	0.31

Total Annual Fund Operating Expenses[1,2]	0.81

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in the SAI) of Institutional Class shares to 1.00% of average daily net assets. The expense limit will terminate on June 30, 2012.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$83	$259	$450	$1,002

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year August 1, 2010 to July 31, 2011, the Fund’s portfolio turnover rate of was 69% of the average value of the portfolio. The portfolio turnover rate of the Fund for the fiscal period August 1, 2011 to October 31, 2011, was 22% of the average value of the portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to outperform the returns of the Dow Jones-UBS Commodity Total Return Index (DJ-UCI). The Fund invests primarily in derivative instruments, including commodity-linked notes, commodity total return swaps and commodity futures, and also in money market instruments and the Subsidiary. Invesco Advisers, Inc. (Invesco or the Adviser), the Fund’s investment adviser, uses an indexed-based process designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

Commodity-linked notes will be used to facilitate exposure to the entire DJ-UCI. Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes.

Commodity total return swaps will be used to efficiently manage the Fund’s exposure to the benchmark. Commodity total return swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. These commodity swaps may be held either directly by the Fund or through the Subsidiary.

The Fund invests in futures contracts to seek those sources of returns that are ignored or deemphasized by the benchmark. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest up to 25% of its assets in the Subsidiary. The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary. The Subsidiary, in turn, will invest primarily in commodity total return swaps.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Adviser uses an index-based investment process to provide the returns of the DJ-UCI through the use of commodity-linked notes, commodity total return swaps, commodity futures, and money market instruments.

Additionally, the Adviser employs an actively-managed, quantitative investment approach that seeks to generate incremental return (alpha) above the DJ-UCI. Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s

1        Invesco Commodities Strategy Fund

active three-step investment process. This process is designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

This three step investment process involves (1) selecting representative commodity assets to gain exposure to the agriculture, energy, industrial metals, and precious metals sectors; (2) estimating the risk correlation of the selected commodity assets to create a potential portfolio of investments; and (3) actively positioning the Fund’s commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described above. The management team balances the opportunity for excess return from active positioning and the need to maintain commodity asset class exposure by setting controlled tactical ranges around the long-term commodity asset allocation.

When executing the investment process described above, the portfolio managers may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. The portfolio managers purchase these commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Commodity Risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Commodity-Linked Notes Risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as the lack of a secondary market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or the Subsidiary.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

Credit Risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Liquidity Risk. The Fund and the Subsidiary may hold illiquid securities that they are unable to sell at the preferred time or price and could lose their entire investment in such securities.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including to another Invesco fund), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

2        Invesco Commodities Strategy Fund

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based/style specific securities market benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The benchmark may not reflect payment of fees, expenses or taxes. The Fund’s and Morgan Stanley Commodities Alpha Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Institutional Class shares’ returns of the Fund will be different from the predecessor fund as they have different expenses.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Best Quarter (ended March 31, 2011): 4.04%
Worst Quarter (ended September 30, 2011): (11.56)%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Institutional[1] Class shares: Inception (06/01/10)
Return Before Taxes	(12.51)%	(10.26)%
Return After Taxes on Distributions	(17.02)	(11.94)
Return After Taxes on Distributions and Sale of Fund Shares	(6.01)	(9.16)

Dow Jones Commodity Total Return Index (reflects no deductions for fees, expenses or taxes): (from 04/30/08)	(13.32)	(9.89)

1	Institutional Class shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. The inception date of the predecessor fund’s Class A shares is April 30, 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2010

Chris Devine	Portfolio Manager	2010

Scott Hixon	Portfolio Manager	2010

Christian Ulrich	Portfolio Manager	2010

Scott Wolle	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, Trust Companies and certain other financial intermediaries	$10 Million	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g. Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is long-term total return. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund seeks to outperform the returns of the Dow Jones-UBS Commodity Total Return Index (DJ-UCI). The Fund invests primarily in derivative instruments, including commodity-linked notes, commodity total return swaps and commodity futures, and also in money market instruments and the Subsidiary. Invesco Advisers, Inc. (Invesco or the Adviser), the Fund’s investment adviser, uses an indexed-based process designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

Commodity-linked notes will be used to facilitate exposure to the entire DJ-UCI. Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes.

Commodity total return swaps will be used to efficiently manage the Fund’s exposure to the benchmark. Commodity total return swaps are two

3        Invesco Commodities Strategy Fund

party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. These commodity swaps may be held either directly by the Fund or through the Subsidiary.

The Fund invests in futures contracts to seek those sources of returns that are ignored or deemphasized by the benchmark. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument or commodity on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest up to 25% of its assets in the Subsidiary. The Subsidiary is advised by Invesco, has the same investment objective as the Fund and generally employs the same investment strategy. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary. The Subsidiary, in turn, will invest primarily in commodity total return swaps.

The Fund will generally maintain in the range of 40% to 70% of its total assets (including assets invested in the Subsidiary) in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for the Fund’s obligations under derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative type instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Investment Process. The Adviser uses an index-based investment process to provide the returns of the DJ-UCI through the use of commodity-linked notes, commodity total return swaps, commodity futures, and money market instruments. Additionally, the Adviser employs an actively-managed, quantitative investment approach that seeks to generate incremental return (alpha) above the DJ-UCI. Relative to index-based commodity funds that are passively managed, the Fund will seek to provide greater capital loss protection during down markets using the portfolio management team’s active three-step investment process. This process is designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.

The first step in the investment process involves asset selection. The management team selects representative commodity assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals, and precious metals. The selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how such asset has performed during different market cycles; (2) screens the identified commodity assets against minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk adjusted return of the Fund.

The second step involves portfolio construction. The management team uses proprietary estimates for risk and correlation to create a potential portfolio of investments for the Fund. The team re-estimates the risk, contributed by each commodity asset, and re-balances the portfolio monthly or when new commodity assets are introduced to the Fund.

The final step involves active positioning. The management team actively adjusts commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team balances these two competing ideas, opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure, by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is able to gain greater exposure to commodity assets within each commodity sector than would be possible using cash instruments, and thus seeks to balance the amount of risk each commodity asset contributes to the Fund.

The portfolio management team purchases commodity-linked derivatives to obtain both long and short commodity positions, in order to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, the portfolio management team generally believes that the price of the referenced commodity will go up. When taking a short position, the portfolio management team generally believes that the price of the referenced commodity will go down.

The Fund or the Subsidiary may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s or the Subsidiary’s principle investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund or the Subsidiary may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Principal Risks
The Fund’s share price will fluctuate with changes in the market value of the Fund’s investments, which can occur due to a number of factors, some of which are described below. The financial markets in general are subject to volatility and may at times, including currently, experience periods of extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. The markets for securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid.

Commodity Risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s and the

4        Invesco Commodities Strategy Fund

Subsidiary’s performance are linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

Commodity-Linked Notes Risk. Commodity-linked notes employ “implicit” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The Fund and the Subsidiary do not segregate assets or otherwise cover investments in securities with implicit leverage. The Fund’s and the Subsidiary’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the interest due on their investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund and the Subsidiary might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund and the Subsidiary buy, which may make it difficult for the Fund and the Subsidiary to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund and the Subsidiary could lose money. The value of the commodity-linked notes the Fund and the Subsidiary buy may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund and the Subsidiary to the extent they invest in such notes.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A Fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Liquidity Risk. A security is considered to be illiquid if the Fund and the Subsidiary are unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund and the Subsidiary may be unable to sell illiquid securities at the time or price they desire and could lose their entire investment in such securities.

5        Invesco Commodities Strategy Fund

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer defaulted, the Fund holding securities of the issuer might not be able to recover its investment from the U.S. Government.

Additional Investment Strategy Information
This section provides additional information relating to the Fund’s investment strategies.

Foreign Securities. The Fund may invest in foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Mortgage Securities. These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. The Fund and/or the Subsidiary may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the securities are issued by an agency or instrumentality that has the right to borrow from the U.S. Treasury to meet its obligations. The U.S. Treasury is not legally required to extend credit to such agency or instrumentality. Certain, but not all, of the U.S. government securities purchased by the Fund and/or the Subsidiary are backed by the full faith and credit of the United States. The Fund and/or the Subsidiary may also invest in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a pass through of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

High Yield Securities (Junk Bonds) and Restricted Securities. The Fund may invest in high yield, high risk, fixed-income securities rated below Baa by Moody’s Investors Service or below BBB by Standard & Poor’s Rating Group, or if unrated, are of comparable quality as determined by the Adviser (commonly known as junk bonds). Such securities may include Rule 144A fixed-income securities, which are subject to resale restrictions.

Money Market Instruments. The Fund may invest in money market instruments of U.S. and foreign financial and non-financial corporations, obligations of foreign governments and obligations of the U.S. government and its agencies and instrumentalities, which will be used to seek to generate income and serve as collateral for the Portfolio’s investments in swaps and futures contracts. The Fund’s money market investments may include commercial paper, corporate debt obligations, funding agreements, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or U.S. branches of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, variable rate master demand notes (including tax-exempt variable rate demand notes), other affiliated and non-affiliated money market funds, and repurchase agreements.

Defensive Investing. The Fund may take temporary defensive positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Additional Risk Information
This section provides additional information relating to the risks of investing in the Fund.

Foreign Securities. The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward foreign currency contracts). A forward foreign currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Mortgage Securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and prepay principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the Fund’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities. Certain of the U.S. government securities purchased by the Fund and/or the Subsidiary may not be backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers

6        Invesco Commodities Strategy Fund

of some U.S. government securities held by the Fund and/or the Subsidiary may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their prepayment obligations in the future.

To the extent the Fund and/or the Subsidiary invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities and Restricted Securities. The Fund’s investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities.

Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including to another Invesco fund), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal period ended October 31, 2011, the Adviser received 0.44% of Invesco Commodities Strategy Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the fiscal period ended October 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco/and or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco/and or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco/and or its affiliates since 1994.

7        Invesco Commodities Strategy Fund

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco/and or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco/and or its affiliates since 1999.

The portfolio managers are assisted by research analysts on Invesco’s Global Asset Allocation Team. Team members provide research support and make securities recommendations with respect to the Fund’s portfolio, but do not have day-to-day management responsibilities with respect to the Fund’s portfolio.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Limited Fund Offering
The Fund limited public sales of its shares to new investors effective as of the close of business on February 22, 2011. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments.

At the Adviser’s discretion, proprietary asset allocation funds may open new accounts in the Fund. In addition, the Fund’s current portfolio managers and portfolio management team may also make investments in the Fund.

The Fund may resume sales of shares to other new investors on a future date if the Adviser determines it appropriate.

Benchmark Description

Dow Jones Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

8        Invesco Commodities Strategy Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single fund or predecessor fund share. Only Institutional Class is offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for periods ending on and after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for periods ending prior to June 1, 2010 has also been audited by the auditor to the predecessor Fund.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities			Dividends					net assets		assets without		investment
	value,	investment		(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Rebate from		Portfolio
	of period	(loss)(a)		unrealized)		operations	income	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		affiliates		turnover(c)

Class A
Three months ended 10/31/11	$22.13	$(0.06)		$(1.83)		$(1.89)	$—	$20.24	(8.54)%		$70,653	1.25	%(d)	1.32	%(d)	(1.13	)%(d)	—%		22%
Year ended 07/31/11	18.45	(0.21)		4.38		4.17	(0.49)	22.13	22.82		81,005	1.17		1.21		(0.98)		—		69
Year ended 07/31/10	18.19	(0.18	)(e)	0.44	(e)	0.26	—	18.45	1.43		77,046	1.15	(e)	1.21	(e)	(1.00	)(e)	—		131
Year ended 07/31/09	29.55	(0.07	)(e)	(10.90	)(e)	(10.97)	(0.39)	18.19	(36.93)		5,528	1.45	(e)(f)	2.53	(e)(f)	(0.41	)(e)(f))(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.10	(e)	(0.55	)(e)	(0.45)	—	29.55	(1.50)		6,342	1.38	(e)(f)(i)	1.38	(e)(f)(i)	1.27	(e)(f)(i)	0.00	(i)(j)	6

Class B
Three months ended 10/31/11	21.83	(0.10)		(1.80)		(1.90)	—	19.93	(8.70)		7,366	2.00	(d)	2.07	(d)	(1.88	)(d)	—		22
Year ended 07/31/11	18.27	(0.36)		4.32		3.96	(0.40)	21.83	21.83		9,101	1.92		1.96		(1.73)		—		69
Year ended 07/31/10(h)	17.44	(0.15	)(e)	0.98	(e)	0.83	—	18.27	4.76		11,221	1.90	(e)(i)	1.96	(e)(i)	(1.75	)(e)(i)	—		131

Class C
Three months ended 10/31/11	21.87	(0.10)		(1.80)		(1.90)	—	19.97	(8.69	)(k)	7,443	1.98	(d)(k)	2.05	(d)(k)	(1.86	)(d)(k)	—		22
Year ended 07/31/11	18.27	(0.34)		4.34		4.00	(0.40)	21.87	22.05		10,082	1.80		1.84		(1.61)		—		69
Year ended 07/31/10	18.15	(0.32	)(e)	0.44	(e)	0.12	—	18.27	0.66		7,859	1.90	(e)	1.96	(e)	(1.75	)(e)	—		131
Year ended 07/31/09	29.47	(0.21	)(e)	(10.86	)(e)	(11.07)	(0.25)	18.15	(37.47)		2,408	2.22	(e)(f)	3.30	(e)(f)	(1.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.04	(e)	(0.57	)(e)	(0.53)	—	29.47	(1.70)		5,111	2.13	(e)(f)(i)	2.13	(e)(f)(i)	0.53	(e)(f)(i)	0.00	(i)(j)	6

Class R
Three months ended 10/31/11	22.04	(0.07)		(1.82)		(1.89)	—	20.15	(8.58)		207	1.50	(d)	1.57	(d)	(1.38	)(d)	—		22
Year ended 07/31/11	18.39	(0.27)		4.38		4.11	(0.46)	22.04	22.54		222	1.42		1.46		(1.23)		—		69
Year ended 07/31/10	18.18	(0.23	)(e)	0.44	(e)	0.21	—	18.39	1.16		27	1.40	(e)	1.46	(e)	(1.25	)(e)	—		131
Year ended 07/31/09	29.53	(0.12	)(e)	(10.90	)(e)	(11.02)	(0.33)	18.18	(37.13)		102	1.72	(e)(f)	2.80	(e)(f)	(0.67	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.03	(e)	(0.50	)(e)	(0.47)	—	29.53	(1.57)		146	1.68	(e)(f)(i)	1.68	(e)(f)(i)	0.39	(e)(f)(i)	0.00	(i)(j)	6

Class Y
Three months ended 10/31/11	22.24	(0.05)		(1.83)		(1.88)	—	20.36	(8.45)		5,095	1.00	(d)	1.07	(d)	(0.88	)(d)	—		22
Year ended 07/31/11	18.52	(0.15)		4.39		4.24	(0.52)	22.24	23.11		5,632	0.92		0.96		(0.73)		—		69
Year ended 07/31/10	18.21	(0.14	)(e)	0.45	(e)	0.31	—	18.52	1.70		6,591	0.90	(e)	0.96	(e)	(0.75	)(e)	—		131
Year ended 07/31/09	29.57	(0.03	)(e)	(10.91	)(e)	(10.94)	(0.42)	18.21	(36.77)		36,939	1.22	(e)(f)	2.30	(e)(f)	(0.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.07	(e)	(0.50	)(e)	(0.43)	—	29.57	(1.47)		49,066	1.19	(e)(f)(i)	1.19	(e)(f)(i)	0.88	(e)(f)(i)	0.00	(i)(j)	6

Institutional Class
Three months ended 10/31/11	22.32	(0.04)		(1.84)		(1.88)	—	20.44	(8.42)		54	0.82	(d)	0.87	(d)	(0.70	)(d)	—		22
Year ended 07/31/11	18.53	(0.11)		4.39		4.28	(0.49)	22.32	23.28		59	0.75		0.79		(0.56)		—		69
Year ended 07/31/10(h)	17.29	(0.02	)(e)	1.26	(e)	1.24	—	18.53	7.17		1,233	0.89	(e)(i)	0.95	(e)(i)	(0.74	)(e)(i)	—		131

(a)	Calculated using average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Ratios are annualized and based on average daily net assets (000’s) of $74,154, $8,106, $8,801 $, $211, $5,252 and $55 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

(e)	Effective January 31, 2011, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.13%, 0.18% and 0.04% for the years ended July 31, 2008, 2009 and 2010, respectively. The ratio of expenses to average net assets with fee waivers and/or expense reimbursements would have increased 0.00%, 0.00% and 0.02%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.14%, 0.08% and 0.00% for the years ended July 31, 2008, 2009 and 2010, respectively. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.

(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements for Class A, Class C, Class R and Class Y was (1.48)%, (2.25)%, (1.75)% and (1.25)%, respectively, for the year ended July 31, 2009.

(h)	Commencement date of April 30, 2008 for Class A, Class C Class R and Class Y shares. Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class shares, respectively.

(i)	Annualized.

(j)	Amount is less than 0.005%.

(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% for the period ended October 31, 2011.

9        Invesco Commodities Strategy Fund

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—02/12

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

A-2        The Invesco Funds—Institutional Class

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
If a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-3        The Invesco Funds—Institutional Class

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation Committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

A-4        The Invesco Funds—Institutional Class

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is scheduled to rise to 31% unless the 28% rate is extend).
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in

A-5        The Invesco Funds—Institutional Class

your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your

A-6        The Invesco Funds—Institutional Class

financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9286

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Commodities Strategy Fund
SEC 1940 Act file number: 811-05426

invesco.com/us MS-CSTR-PRO-2

Prospectus	February 28, 2012

Class: A (TGRAX), B (TGRBX), C (TGRCX), R (TGRRX), Y (TGRDX)
Invesco Pacific Growth Fund

Invesco Pacific Growth Fund’s investment objective is to maximize the capital appreciation of its investments.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	4
Portfolio Managers	5

Other Information	5
Sales Charges	5
Distributions	5
Dividends	5
Capital Gains Distributions	5

Benchmark Description	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-8
Rights Reserved by the Funds	A-9
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-9
Pricing of Shares	A-10
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-14

Obtaining Additional Information	Back Cover

        Invesco Pacific Growth Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to maximize the capital appreciation of its investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.95	0.50	None

Other Expenses	0.56	0.56	0.56	0.56	0.56

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.69	2.44	2.39	1.94	1.44

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$712	$1,053	$1,417	$2,438

Class B	747	1,061	1,501	2,591

Class C	342	745	1,275	2,726

Class R	197	609	1,047	2,264

Class Y	147	456	787	1,724

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$712	$1,053	$1,417	$2,438

Class B	247	761	1,301	2,591

Class C	242	745	1,275	2,726

Class R	197	609	1,047	2,264

Class Y	147	456	787	1,724

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of the portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund’s assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. As of October 31, 2011, the principal countries in which the Fund invested were Japan, Australia, Taiwan, China and South Korea.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, and up to 10% of the Fund’s net assets may be invested in securities of other investment companies. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company. A portion of the Fund’s convertible investments may be rated below investment grade.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As

1        Invesco Pacific Growth Fund

a result they tend to be more sensitive to changes in their earnings and can be more volatile.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Risk of Investing in Other Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company’s portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund’s fees and expenses, the Fund would bear its share of the investment company’s fees and expenses.

Convertible Securities. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s and Morgan Stanley Pacific Growth Fund Inc.’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, Class I and Class R shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C, Class I, Class R and Class W shares of the predecessor fund were reorganized into Class A, Class B, Class C, Class Y, Class R and Class A shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, Class R and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Predecessor fund performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2009): 27.87%
Worst Quarter (ended September 30, 2008): (20.81)%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10	Since
	Year	Years	Years	Inception

Class A shares: Inception (07/28/1997)	(23.11)%	(2.58)%	6.87%	—

Class B shares: Inception (11/30/1990)
Return Before Taxes	(23.24)	(2.59)	6.78	—
Return After Taxes on Distributions	(23.16)	(2.53)	6.79	—
Return After Taxes on Distributions and Sale of Fund Shares	(14.73)	(2.08)	6.04	—

Class C shares: Inception (07/28/1997)	(19.97)	(2.18)	6.67	—

Class R shares: Inception (03/31/2008)	(18.79)	—	—	(5.08)

Class Y shares: Inception (07/28/1997)	(18.38)	(1.19)	7.72	—

MSCI EAFE® Index	(12.14)	(4.72)	4.67	—

Custom Pacific Growth Index (reflects no deductions for fees, expenses or taxes)	(14.29)	(1.64)	7.75	—

Lipper Pacific Region Funds Index	(16.45)	(0.91)	8.06	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.

2        Invesco Pacific Growth Fund

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).
Investment Sub-Advisers: Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited.

		Length of Service
Portfolio Managers	Title	on the Fund

Paul Chan	Portfolio Manager	2010

Daiji Ozawa	Portfolio Manager	2010

Kunihiko Sugio	Portfolio Manager	2010 (predecessor fund 1998)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us., by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to maximize the capital appreciation of its investments. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund’s assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. As of October 31, 2011, the principal countries in which the Fund invested were Japan, Australia, Taiwan, China and South Korea.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Adviser generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, and up to 10% of the Fund’s net assets may be invested in securities of other investment companies. The Adviser may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Defensive Investing. The Fund may, from time to time, take temporary defense positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

3        Invesco Pacific Growth Fund

Principal Risks

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Growth Investing Risk. Growth stocks can perform differently from the market as a whole. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Active Trading Risk. Frequent trading of portfolio securities may result in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Risk of Investing in Other Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company’s portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund’s fees and expenses, the Fund would bear its share of the investment company’s fees and expenses.

Convertible Securities. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

The following affiliates of the Adviser (the affiliated Sub-Advisers) serve as sub-advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund:

Name	Address

Invesco Asset Management (Japan) Limited (Invesco Japan)	25th Floor, Shiroyama Trust Tower, 3-1 Toranomon 4-chome, Minatoku, Tokyo 105-6025

Invesco Hong Kong Limited (Invesco Hong Kong)	41/F, Citibank Tower 3 Garden Road, Central Hong Kong

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
Advisory Agreement. During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.87% of Invesco Pacific Growth Fund’s average daily net assets.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 1.88%, Class B shares to 2.63%, Class C shares to 2.63%, Class R shares to 2.13% and Class Y shares to 1.63% of average daily net assets. Unless the Board of Trustees and Invesco

4        Invesco Pacific Growth Fund

mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund, is available in the Fund’s most recent annual report to shareholders for the twelve month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Hong Kong and Invesco Japan. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Paul Chan, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Hong Kong and/or its affiliates since 2001.

■	Daiji Ozawa, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Japan and/or its affiliates since 2010. From 2007 to 2010, he was a Japanese Equity Value portfolio manager at Morgan Stanley Investment Trust Management Co. From 2006 to 2007, he was the Head of Investment (Equity) at Western Asset Management.

■	Kunihiko Sugio, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Japan and/or its affiliates since 2010. Mr. Sugio served as Portfolio Manager of the predecessor fund since 1998. Prior to the commencement of operations by the Fund, Mr. Sugio was associated with Morgan Stanley Asset & Investment Trust Management Co., Limited in an investment management capacity (1993 to 2010).

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Pacific Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category II contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Description

MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

Custom Pacific Growth Index was created by Invesco to serve as a benchmark for Invesco Pacific Growth Fund, and is composed of the following indices: MSCI Japan (50%) and MSCI All Country Asia Pacific ex-Japan (50%).

Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.

5        Invesco Pacific Growth Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund and predecessor fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends						net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset				Net assets,	with fee waivers		fee waivers		income (loss)		Rebate from
	beginning	investment	realized and	investment	investment	value, end		Total		end of period	and/or expenses		and/or expenses		to average		Morgan Stanley		Portfolio
	of period	income(a)	unrealized)	operations	income	of period		Return(b)		(000s omitted)	absorbed		absorbed		net assets		Affiliate		turnover(c)

Class A
Year ended 10/31/11	$22.21	$0.23	$(2.20)	$(1.97)	$(0.19)	$20.05	(d)	(8.95)%		$83,779	1.68	%(e)	1.68	%(e)	1.03	%(e)	N/A		109%
Year ended 10/31/10	19.48	0.06	2.72	2.78	(0.05)	22.21		14.29		105,428	1.78	(f)	1.78	(f)	0.31	(f)	0.00	%(g)	76
Year ended 10/31/09	14.61	0.06	4.94	5.00	(0.13)	19.48		34.66		107,103	1.88	(f)	1.88	(f)	0.37	(f)	0.00	(g)	33
Year ended 10/31/08	29.20	0.16	(14.66)	(14.50)	(0.09)	14.61		(49.79)		89,605	1.72	(f)	1.72	(f)	0.67	(f)	0.00	(g)	42
Year ended 10/31/07	19.55	0.02	9.66	9.68	(0.03)	29.20		49.59		193,477	1.67	(f)	1.67	(f)	0.10	(f)	0.00	(g)	50

Class B
Year ended 10/31/11	20.97	0.06	(2.08)	(2.02)	(0.04)	18.91	(d)	(9.68)		4,376	2.43	(e)	2.43	(e)	0.28	(e)	N/A		109
Year ended 10/31/10	18.49	(0.09)	2.57	2.48	—	20.97		13.41		8,279	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Year ended 10/31/09	13.83	(0.06)	4.72	4.66	—	18.49		33.69		11,221	2.63	(f)	2.63	(f)	(0.38	)(f)	0.00	(g)	33
Year ended 10/31/08	27.75	(0.04)	(13.88)	(13.92)	—	13.83		(50.16)		12,198	2.47	(f)	2.47	(f)	(0.17	)(f)	0.00	(g)	42
Year ended 10/31/07	18.70	(0.15)	9.20	9.05	—	27.75		48.40		39,328	2.43	(f)	2.43	(f)	(0.66	)(f)	0.00	(g)	50

Class C
Year ended 10/31/11	20.99	0.07	(2.08)	(2.01)	(0.04)	18.94	(d)	(9.62	)(k)	5,572	2.39	(e)(k)	2.39	(e)(k)	0.32	(e)(k)	N/A		109
Year ended 10/31/10	18.51	(0.09)	2.57	2.48	—	20.99		13.40		5,951	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Year ended 10/31/09	13.85	(0.06)	4.72	4.66	—	18.51		33.65		5,649	2.63	(f)	2.63	(f)	(0.38	)(f)	0.00	(g)	33
Year ended 10/31/08	27.77	(0.00)	(13.92)	(13.92)	—	13.85		(50.13)		4,506	2.38	(f)	2.38	(f)	(0.01	)(f)	0.00	(g)	42
Year ended 10/31/07	18.71	(0.14)	9.20	9.06	—	27.77		48.42		10,995	2.43	(f)	2.43	(f)	(0.66	)(f)	0.00	(g)	50

Class R
Year ended 10/31/11	22.11	0.17	(2.19)	(2.02)	(0.14)	19.95	(d)	(9.21)		129	1.93	(e)	1.93	(e)	0.78	(e)	N/A		109
Year ended 10/31/10	19.41	0.01	2.70	2.71	(0.01)	22.11		13.97		37	2.03	(f)	2.03	(f)	0.06	(f)	0.00	(g)	76
Year ended 10/31/09	14.58	0.02	4.94	4.96	(0.13)	19.41		34.35		84	2.13	(f)	2.13	(f)	0.12	(f)	0.00	(g)	33
Year ended 10/31/08(h)	23.52	0.09	(9.03)	(8.94)	—	14.58		(38.01)		62	2.01	(f)(i)	2.01	(f)(i)	0.71	(f)(i)	0.00	(g)	42

Class Y(j)
Year ended 10/31/11	22.57	0.29	(2.24)	(1.95)	(0.25)	20.37	(d)	(8.77)		7,998	1.43	(e)	1.43	(e)	1.28	(e)	N/A		109
Year ended 10/31/10	19.77	0.12	2.77	2.89	(0.09)	22.57		14.67		9,553	1.53	(f)	1.53	(f)	0.56	(f)	0.00	(g)	76
Year ended 10/31/09	14.83	0.11	5.02	5.13	(0.19)	19.77		35.11		616	1.63	(f)	1.63	(f)	0.62	(f)	0.00	(g)	33
Year ended 10/31/08	29.64	0.22	(14.88)	(14.66)	(0.15)	14.83		(49.69)		373	1.48	(f)	1.48	(f)	0.93	(f)	0.00	(g)	42
Year ended 10/31/07	19.85	0.09	9.78	9.87	(0.08)	29.64		49.89		1,291	1.43	(f)	1.43	(f)	0.34	(f)	0.00	(g)	50

Institutional Class
Year ended 10/31/11(h)	23.52	0.35	(3.48)	(3.13)	—	20.39	(d)	(13.31)		11	1.22	(e)(i)	1.22	(e)(i)	1.49	(e)(i)	N/A		109

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $5,980,249 and sold of $4,944,271 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Japan Fund into the Fund.
(d)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(e)	Ratios are based on average daily net assets (000’s omitted) of $100,472, $7,143, $6,455, $79, $9,354 and $82 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(g)	Amount is less than 0.005%
(h)	Commencement date of March 31, 2008 and May 23, 2011 for Class R and Institutional Class shares, respectively.
(i)	Annualized.
(j)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95% for the year ended October 31, 2011.

6        Invesco Pacific Growth Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year;

■	Hypotheticals both with and without any applicable initial sales charge applied; and

■	There is not sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2.37%)	0.86%	4.20%	7.65%	11.21%	14.89%	18.69%	22.62%	26.68%	30.87%
End of Year Balance	$9,762.80	$10,085.94	$10,419.79	$10,764.68	$11,120.99	$11,489.10	$11,869.39	$12,262.27	$12,668.15	$13,087.46
Estimated Annual Expenses	$712.35	$167.72	$173.27	$179.01	$184.93	$191.06	$197.38	$203.91	$210.66	$217.63

Class A (Without Maximum
Sales Charges)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%	1.69%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.31%	6.73%	10.26%	13.91%	17.68%	21.58%	25.60%	29.76%	34.05%	38.49%
End of Year Balance	$10,331.00	$10,672.96	$11,026.23	$11,391.20	$11,768.25	$12,157.78	$12,560.20	$12,975.94	$13,405.45	$13,849.17
Estimated Annual Expenses	$171.80	$177.48	$183.36	$189.43	$195.70	$202.17	$208.87	$215.78	$222.92	$230.30

Class B2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.44%	2.44%	2.44%	2.44%	2.44%	2.44%	2.44%	2.44%	1.69%	1.69%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.56%	5.19%	7.88%	10.64%	13.47%	16.38%	19.36%	22.41%	26.46%	30.65%
End of Year Balance	$10,256.00	$10,518.55	$10,787.83	$11,064.00	$11,347.24	$11,637.72	$11,935.65	$12,241.20	$12,646.39	$13,064.98
Estimated Annual Expenses	$247.12	$253.45	$259.94	$266.59	$273.42	$280.42	$287.60	$294.96	$210.30	$217.26

Class C2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.39%	2.39%	2.39%	2.39%	2.39%	2.39%	2.39%	2.39%	2.39%	2.39%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.61%	5.29%	8.04%	10.86%	13.75%	16.72%	19.76%	22.89%	26.10%	29.39%
End of Year Balance	$10,261.00	$10,528.81	$10,803.61	$11,085.59	$11,374.92	$11,671.81	$11,976.44	$12,289.03	$12,609.77	$12,938.89
Estimated Annual Expenses	$242.12	$248.44	$254.92	$261.58	$268.40	$275.41	$282.60	$289.87	$297.54	$305.31

Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.94%	1.94%	1.94%	1.94%	1.94%	1.94%	1.94%	1.94%	1.94%	1.94%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.06%	6.21%	9.46%	12.81%	16.27%	19.82%	23.49%	27.27%	31.16%	35.18%
End of Year Balance	$10,306.00	$10,621.36	$10,946.38	$11,281.34	$11,626.55	$11,982.32	$12,348.98	$12,726.86	$13,116.30	$13,517.66
Estimated Annual Expenses	$196.97	$203.00	$209.21	$215.61	$222.21	$229.01	$236.01	$243.24	$250.68	$258.35

Class Y	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.44%	1.44%	1.44%	1.44%	1.44%	1.44%	1.44%	1.44%	1.44%	1.44%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.56%	7.25%	11.06%	15.02%	19.11%	23.35%	27.75%	32.29%	37.00%	41.88%
End of Year Balance	$10,356.00	$10,724.67	$11,106.47	$11,501.86	$11,911.33	$12,335.37	$12,774.51	$13,229.28	$13,700.25	$14,187.98
Estimated Annual Expenses	$146.56	$151.78	$157.18	$162.78	$168.57	$174.58	$180.79	$187.23	$193.89	$200.80

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

7        Invesco Pacific Growth Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—02/12

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

A-5        The Invesco Funds

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into

A-6        The Invesco Funds

the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan,

A-7        The Invesco Funds

unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

A-8        The Invesco Funds

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.

A-9        The Invesco Funds

■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific

A-10        The Invesco Funds

events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will

A-11        The Invesco Funds

be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is

A-12        The Invesco Funds

scheduled to rise to 31% unless the 28% rate is extended or made permanent).

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect

A-13        The Invesco Funds

to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-14        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of a current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Pacific Growth Fund
SEC 1940 Act file number: 811-05426

invesco.com/us MS-PGRO-PRO-1

Prospectus	February 28, 2012

Invesco Pacific Growth Fund (TGRSX)

Institutional Class

Invesco Pacific Growth Fund’s investment objective is to maximize the capital appreciation of its investments.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	4
Portfolio Managers	4

Other Information	5
Distributions	5
Dividends	5
Capital Gains Distributions	5

Benchmark Descriptions	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Suitability of Investors	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-2
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-2
Pricing of Shares	A-3
Taxes	A-4
Payments to Financial Intermediaries	A-6
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Pacific Growth Fund

Fund Summary

Investment Objective
The Fund’s investment objective is to maximize the capital appreciation of its investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.87%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.37

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.25

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$127	$397	$686	$1,511

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of the portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund’s assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. As of October 31, 2011, the principal countries in which the Fund invested were Japan, Australia, Taiwan, China and South Korea.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, as well as securities of other investment companies. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company. A portion of the Fund’s convertible investments may be rated below investment grade.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the

1        Invesco Pacific Growth Fund

possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Risk of Investing in Other Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company’s portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund’s fees and expenses, the Fund would bear its share of the investment company’s fees and expenses.

Convertible Securities. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s and the Morgan Stanley Pacific Growth Fund Inc.’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown are those of the Fund’s (and the predecessor fund’s) Class A shares, which are not offered in this prospectus. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have different expenses. The Class A shares’ returns shown for periods prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended June 30, 2009): 28.10%
Worst Quarter (ended September 30, 2008): (20.70)%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10
	Year	Years	Years

Institutional Class shares[1]: Inception (05/23/2011)
Return Before Taxes	(18.43)%	(1.42)%	7.50%
Return After Taxes on Distributions	(18.52)	(1.44)	7.49
Return After Taxes on Distributions and Sale of Fund Shares	(11.43)	(1.08)	6.71

MSCI EAFE® Index	(12.14)	(4.72)	4.67

Custom Pacific Growth Index (reflects no deductions for fees, expenses or taxes)	(14.29)	(1.64)	7.75

Lipper Pacific Region Funds Index	(16.45)	(0.91)	8.06

1	Institutional Class shares’ performance shown prior to the inception date is that of the Fund’s (and the predecessor fund’s) Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waiver and/or expense reimbursement. The inception date of the predecessor fund’s Class A shares is July 28, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).
Investment Sub-Advisers: Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited

Portfolio Managers	Title	Length of Service on the Fund

Paul Chan	Portfolio Manager	2010

Daiji Ozawa	Portfolio Manager	2010

Kunihiko Sugio	Portfolio Manager	2010 (predecessor fund 1998)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

2        Invesco Pacific Growth Fund

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined contribution plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 million	$0

Banks, trust companies and certain other financial intermediaries	$10 million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 million	$0

Foundations or Endowments	$1 million	$0

Other institutional investors	$1 million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective
The Fund’s investment objective is to maximize the capital appreciation of its investments. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund’s assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. As of October 31, 2011, the principal countries in which the Fund invested were Japan, Australia, Taiwan, China and South Korea.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Adviser generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, and up to 10% of the Fund’s net assets may be invested in securities of other investment companies. The Adviser may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company. A portion of the Fund’s convertible investments may be rated below investment grade.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Defensive Investing. The Fund may, from time to time, take temporary defense positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Principal Risks
Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Growth Investing Risk. Growth stocks can perform differently from the market as a whole. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may

3        Invesco Pacific Growth Fund

result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Active Trading Risk. Frequent trading of portfolio securities may result in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Risk of Investing in Other Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company’s portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund’s fees and expenses, the Fund would bear its share of the investment company’s fees and expenses.

Convertible Securities. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

The following affiliates of the Adviser (the affiliated Sub-Advisers) serve as sub-advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund:

Name	Address

Invesco Asset Management (Japan) Limited (Invesco Japan)	25th Floor, Shiroyama Trust Tower, 3-1 Toranomon 4-chome, Minatoku, Tokyo 105-6025

Invesco Hong Kong Limited (Invesco Hong Kong)	41/F, Citibank Tower 3 Garden Road, Central Hong Kong

Pending Litigation. Detailed information concerning litigation can be found in the SAI.

Adviser Compensation
Advisory Agreement. During the fiscal year ended October 31, 2011, the Adviser received compensation of 0.87% of Invesco Pacific Growth Fund’s average daily net assets.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 1.63% of average daily net assets. Unless the Board and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Hong Kong and Invesco Japan. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Paul Chan, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Hong Kong and/or its affiliates since 2001.

■	Daiji Ozawa, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Japan and/or its affiliates since 2010. From 2007 to 2010, he was a Japanese Equity Value portfolio manager at Morgan Stanley Investment Trust

4        Invesco Pacific Growth Fund

Management Co. From 2006 to 2007, he was the Head of Investment (Equity) at Western Asset Management.

■	Kunihiko Sugio, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Japan and/or its affiliates since 2010. Mr. Sugio served as Portfolio Manager of the predecessor fund since 1998. Prior to the commencement of operations by the Fund, Mr. Sugio was associated with Morgan Stanley Asset & Investment Trust Management Co., Limited in an investment management capacity (1993 to 2010).

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

Custom Pacific Growth Index was created by Invesco to serve as a benchmark for Invesco Pacific Growth Fund, and is composed of the following indices: MSCI Japan (50%) and MSCI All Country Asia Pacific ex-Japan (50%).

Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.

5        Invesco Pacific Growth Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund and the predecessor Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor Fund. Certain information reflects financial results for a single Fund shares or predecessor Fund share. Only Institutional Class is offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor Fund (assuming reinvestment of all dividends and distributions).

The information for fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the Fiscal years ended prior to June 1, 2010 has been audited by the auditor of the predecessor Fund.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends						net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset				Net assets,	with fee waivers		fee waivers		income (loss)		Rebate from
	beginning	investment	realized and	investment	investment	value, end		Total		end of period	and/or expenses		and/or expenses		to average		Morgan Stanley		Portfolio
	of period	income(a)	unrealized)	operations	income	of period		Return(b)		(000s omitted)	absorbed		absorbed		net assets		Affiliate		turnover(c)

Class A
Year ended 10/31/11	$22.21	$0.23	$(2.20)	$(1.97)	$(0.19)	$20.05	(d)	(8.95)%		$83,779	1.68	%(e)	1.68	%(e)	1.03	%(e)	N/A		109%
Year ended 10/31/10	19.48	0.06	2.72	2.78	(0.05)	22.21		14.29		105,428	1.78	(f)	1.78	(f)	0.31	(f)	0.00	%(g)	76
Year ended 10/31/09	14.61	0.06	4.94	5.00	(0.13)	19.48		34.66		107,103	1.88	(f)	1.88	(f)	0.37	(f)	0.00	(g)	33
Year ended 10/31/08	29.20	0.16	(14.66)	(14.50)	(0.09)	14.61		(49.79)		89,605	1.72	(f)	1.72	(f)	0.67	(f)	0.00	(g)	42
Year ended 10/31/07	19.55	0.02	9.66	9.68	(0.03)	29.20		49.59		193,477	1.67	(f)	1.67	(f)	0.10	(f)	0.00	(g)	50

Class B
Year ended 10/31/11	20.97	0.06	(2.08)	(2.02)	(0.04)	18.91	(d)	(9.68)		4,376	2.43	(e)	2.43	(e)	0.28	(e)	N/A		109
Year ended 10/31/10	18.49	(0.09)	2.57	2.48	—	20.97		13.41		8,279	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Year ended 10/31/09	13.83	(0.06)	4.72	4.66	—	18.49		33.69		11,221	2.63	(f)	2.63	(f)	(0.38	)(f)	0.00	(g)	33
Year ended 10/31/08	27.75	(0.04)	(13.88)	(13.92)	—	13.83		(50.16)		12,198	2.47	(f)	2.47	(f)	(0.17	)(f)	0.00	(g)	42
Year ended 10/31/07	18.70	(0.15)	9.20	9.05	—	27.75		48.40		39,328	2.43	(f)	2.43	(f)	(0.66	)(f)	0.00	(g)	50

Class C
Year ended 10/31/11	20.99	0.07	(2.08)	(2.01)	(0.04)	18.94	(d)	(9.62	)(k)	5,572	2.39	(e)(k)	2.39	(e)(k)	0.32	(e)(k)	N/A		109
Year ended 10/31/10	18.51	(0.09)	2.57	2.48	—	20.99		13.40		5,951	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Year ended 10/31/09	13.85	(0.06)	4.72	4.66	—	18.51		33.65		5,649	2.63	(f)	2.63	(f)	(0.38	)(f)	0.00	(g)	33
Year ended 10/31/08	27.77	(0.00)	(13.92)	(13.92)	—	13.85		(50.13)		4,506	2.38	(f)	2.38	(f)	(0.01	)(f)	0.00	(g)	42
Year ended 10/31/07	18.71	(0.14)	9.20	9.06	—	27.77		48.42		10,995	2.43	(f)	2.43	(f)	(0.66	)(f)	0.00	(g)	50

Class R
Year ended 10/31/11	22.11	0.17	(2.19)	(2.02)	(0.14)	19.95	(d)	(9.21)		129	1.93	(e)	1.93	(e)	0.78	(e)	N/A		109
Year ended 10/31/10	19.41	0.01	2.70	2.71	(0.01)	22.11		13.97		37	2.03	(f)	2.03	(f)	0.06	(f)	0.00	(g)	76
Year ended 10/31/09	14.58	0.02	4.94	4.96	(0.13)	19.41		34.35		84	2.13	(f)	2.13	(f)	0.12	(f)	0.00	(g)	33
Year ended 10/31/08(h)	23.52	0.09	(9.03)	(8.94)	—	14.58		(38.01)		62	2.01	(f)(i)	2.01	(f)(i)	0.71	(f)(i)	0.00	(g)	42

Class Y(j)
Year ended 10/31/11	22.57	0.29	(2.24)	(1.95)	(0.25)	20.37	(d)	(8.77)		7,998	1.43	(e)	1.43	(e)	1.28	(e)	N/A		109
Year ended 10/31/10	19.77	0.12	2.77	2.89	(0.09)	22.57		14.67		9,553	1.53	(f)	1.53	(f)	0.56	(f)	0.00	(g)	76
Year ended 10/31/09	14.83	0.11	5.02	5.13	(0.19)	19.77		35.11		616	1.63	(f)	1.63	(f)	0.62	(f)	0.00	(g)	33
Year ended 10/31/08	29.64	0.22	(14.88)	(14.66)	(0.15)	14.83		(49.69)		373	1.48	(f)	1.48	(f)	0.93	(f)	0.00	(g)	42
Year ended 10/31/07	19.85	0.09	9.78	9.87	(0.08)	29.64		49.89		1,291	1.43	(f)	1.43	(f)	0.34	(f)	0.00	(g)	50

Institutional Class
Year ended 10/31/11(h)	23.52	0.35	(3.48)	(3.13)	—	20.39	(d)	(13.31)		11	1.22	(e)(i)	1.22	(e)(i)	1.49	(e)(i)	N/A		109

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $5,980,249 and sold of $4,944,271 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Japan Fund into the Fund.
(d)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(e)	Ratios are based on average daily net assets (000’s omitted) of $100,472, $7,143, $6,455, $79, $9,354 and $82 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(g)	Amount is less than 0.005%
(h)	Commencement date of March 31, 2008 and May 23, 2011 for Class R and Institutional Class shares, respectively.
(i)	Annualized.
(j)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95% for the year ended October 31, 2011.

6        Invesco Pacific Growth Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year; and

■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Institutional Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.75%	7.64%	11.68%	15.87%	20.21%	24.72%	29.39%	34.25%	39.28%	44.50%
End of Year Balance	$10,375.00	$10,764.06	$11,167.71	$11,586.50	$12,021.00	$12,471.79	$12,939.48	$13,424.71	$13,928.13	$14,450.44
Estimated Annual Expenses	$127.34	$132.12	$137.07	$142.21	$147.55	$153.08	$158.82	$164.78	$170.96	$177.37

1	Your actual expenses may be higher or lower than those shown.

7        Invesco Pacific Growth Fund

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—02/12

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

A-2        The Invesco Funds—Institutional Class

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
If a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-3        The Invesco Funds—Institutional Class

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation Committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

A-4        The Invesco Funds—Institutional Class

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid after December 31, 2012, the rate is scheduled to rise to 31% unless the 28% rate is extend).
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in

A-5        The Invesco Funds—Institutional Class

your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your

A-6        The Invesco Funds—Institutional Class

financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of a current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078, Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Pacific Growth Fund
SEC 1940 Act file number: 811-05426

invesco.com/us MS-PGRO-PRO-2

Statement of Additional Information	February 28, 2012

AIM Investment Funds (Invesco Investment Funds)

This Statement of Additional Information (SAI) relates to each portfolio (each a Fund, collectively the Funds) of AIM Investment Funds (Invesco Investment Funds) listed below. Each Fund offers separate classes of shares as follows:

FUND Class:	A	B	C	R	Y	Investor	Institutional

Invesco Balanced-Risk Allocation Fund	ABRZX	ABRBX	ABRCX	ABEEX	ABRYX	N/A	ABRIX
Invesco Balanced-Risk Commodity Strategy Fund	BRCAX	BRCBX	BRCCX	BRCRX	BRCYX	N/A	BRCNX
Invesco China Fund	AACRX	ABCFX	CACFX	N/A	AMCYX	N/A	IACFX
Invesco Developing Markets Fund	GTDDX	GTDBX	GTDCX	N/A	GTDYX	N/A	GTDIX
Invesco Emerging Market Local Currency Debt Fund	IAEMX	IBEMX	ICEMX	IREMX	IYEMX	N/A	IIEMX
Invesco Emerging Markets Equity Fund	IEMAX	N/A	IEMCX	IEMRX	IEMYX	N/A	IEMIX
Invesco Endeavor Fund	ATDAX	ATDBX	ATDCX	ATDRX	ATDYX	N/A	ATDIX
Invesco Global Health Care Fund	GGHCX	GTHBX	GTHCX	N/A	GGHYX	GTHIX	N/A
Invesco International Total Return Fund	AUBAX	AUBBX	AUBCX	N/A	AUBYX	N/A	AUBIX
Invesco Premium Income Fund	PIAFX	N/A	PICFX	PIRFX	PIYFX	N/A	IPNFX
Invesco Small Companies Fund	ATIAX	ATIBX	ATICX	ATIRX	ATIYX	N/A	ATIIX

Statement of Additional Information	February 28, 2012

AIM Investment Funds (Invesco Investment Funds)

This SAI is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Funds listed below. Portions of each Fund’s financial statements are incorporated into this SAI by reference to such Fund’s most recent Annual Report to shareholders. You may obtain, without charge, a copy of any Prospectus and/or Annual Report for any Fund listed below from an authorized dealer or by writing to:
Invesco Investment Services, Inc.
P.O. Box 219078
Kansas City, MO 64121-9078
or by calling (800) 959-4246
or on the Internet: http://www.invesco.com/us
This SAI, dated February 28, 2012, relates to the Class A, Class B, Class C, Class R, Class Y and Investor Class shares (collectively, the “Retail Classes”) and Institutional Class shares, as applicable, of the following Prospectuses:

Fund	Retail Classes	Institutional Class

Invesco Balanced-Risk Allocation Fund	February 28, 2012	February 28, 2012
Invesco Balanced-Risk Commodity Strategy Fund	February 28, 2012	February 28, 2012
Invesco China Fund	February 28, 2012	February 28, 2012
Invesco Developing Markets Fund	February 28, 2012	February 28, 2012
Invesco Emerging Market Local Currency Debt Fund	February 28, 2012	February 28, 2012
Invesco Emerging Markets Equity Fund	February 28, 2012	February 28, 2012
Invesco Endeavor Fund	February 28, 2012	February 28, 2012
Invesco Global Health Care Fund	February 28, 2012	February 28, 2012
Invesco International Total Return Fund	February 28, 2012	February 28, 2012
Invesco Premium Income Fund	February 28, 2012	February 28, 2012
Invesco Small Companies Fund	February 28, 2012	February 28, 2012
The Trust has established other funds which are offered by separate prospectuses and a separate SAI.

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
STATEMENT OF ADDITIONAL INFORMATION

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ii

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GENERAL INFORMATION ABOUT THE TRUST
Fund History
AIM Investment Funds (Invesco Investment Funds) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was originally organized as a Maryland corporation on October 29, 1987 and re-organized as a Delaware business trust on May 7, 1998. Under the Trust’s Agreement and Declaration of Trust, as amended, (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.
Prior to February 28, 2007, AIM International Total Return Fund was known as AIM International Bond Fund.
Prior to April 30, 2010, the Trust was known as AIM Investment Funds.
Shares of Beneficial Interest
     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances, subject in certain circumstances to a contingent deferred sales charge.
     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust’s books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund, subject to oversight by the Board, primarily on the basis of relative net assets, or other relevant factors.
     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.
     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.
     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.
     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.

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     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, certain Invesco Funds’ Agreement and Declaration of Trust/distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.
     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco). When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that when shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.
     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.
     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.
     Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

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DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
Classification
     The Trust is an open-end management investment company. Each of the Funds except Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Developing Markets Fund and Invesco Emerging Market Local Currency Debt Fund are “diversified” for purposes of the 1940 Act. Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Developing Markets Fund and Invesco Emerging Market Local Currency Debt Fund are “non-diversified” for purposes of the 1940 Act, which means these Funds can invest a greater percentage of their assets in any one issuer than a diversified fund can.
Investment Strategies and Risks
     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund’s Prospectus; where a particular type of security or investment technique is not discussed in a Fund’s Prospectus, that security or investment technique is not a principal investment strategy.
     Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies and restrictions described in the Fund’s Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.
     Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund will seek to gain exposure to the commodity market primarily through investments in the Invesco Cayman Commodity Fund I Ltd. and Invesco Cayman Commodity Fund III Ltd., respectively, wholly owned subsidiaries of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, respectively, organized under the laws of the Cayman Islands or other such wholly owned subsidiaries (the Subsidiaries). Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund may invest up to 25% of their total assets, each, in their respective Subsidiaries.
     The Funds’ investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without shareholder approval of the holders of the Fund’s voting securities unless otherwise indicated.
Equity Investments
     Invesco Balanced-Risk Allocation Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Emerging Markets Equity Fund, Invesco Global Health Care Fund, Invesco Endeavor Fund, Invesco Premium Income Fund and Invesco Small Companies Fund may invest in all of the following types of equity investments:
     Common Stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common

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stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. A Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.
     The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
     Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.
     Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.
     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock

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underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.
     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
     While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.
     Alternative Entity Securities. The Funds may invest in alternative entity securities which are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.
Foreign Investments
     Foreign Securities. Invesco Balanced-Risk Allocation Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Global Health Care Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest up to 100% of their total assets in foreign securities. Invesco Emerging Markets Equity Fund may invest up to 80% of its net assets in foreign securities. Invesco Endeavor Fund and Invesco Small Companies Fund may each invest up to 25% of its total assets in foreign securities.
     Foreign securities are equity or debt securities issued by issuers outside the U.S., and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the

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bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.
     Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see Bank Instruments) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see Foreign Government Obligations), international agencies and supranational entities.
     The Funds consider various factors when determining whether a company is in a particular country, including whether (1) it is organized under the laws of a country; (2) it has a principal office in a country; (3) it derives 50% or more of its total revenues from businesses in a country; and/or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a particular country.
     Investments by a Fund in foreign securities, including ADRs and EDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the U.S.
     Currency Risk. The value in U.S. Dollars of the Fund’s non-dollar denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.
     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.
     Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.
     There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.
     Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially less trading volume than the United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities

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markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.
     Risks of Developing/Emerging Countries. Invesco Balanced-Risk Allocation Fund, Invesco Developing Markets Fund and Invesco Emerging Markets Equity Fund may invest all of its total assets in securities of companies located in developing/emerging countries. Invesco China Fund may invest a significant amount of its total assets in securities of companies located in China, a developing country. Invesco International Total Return Fund may invest up to 25% of its total assets in securities of companies located in developing countries. Invesco Global Health Care Fund may invest up to 20%, Invesco Endeavor Fund may invest up to 15% and Invesco Small Companies Fund may invest up to 5%, of their respective total assets in securities of companies located in developing/emerging countries. Invesco Emerging Market Local Currency Debt Fund and Invesco Premium Income Fund may invest all of its total assets in fixed income securities denominated in the currencies of emerging market countries.
     Developing/emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. Developed countries of the European Union are Austria, Belgium, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia, Spain, Sweden and United Kingdom.
     Investments in developing and emerging market countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:
i.	Restriction, to varying degrees, on foreign investment in stocks;

ii.	Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii.	Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv.	Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging market countries;

v.	Many of the developing and emerging market countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi.	There is a risk in developing and emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.

     Foreign Government Obligations. Each Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds”. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of

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third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.
     Foreign Exchange Transactions. Each Fund that may invest in foreign currency-denominated securities has the authority to purchase and sell foreign currency options, foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (i.e., for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (referred to also as forward contracts; see also forward currency contracts). Invesco International Total Return Fund may also engage in foreign exchange transactions using futures or forward currency contracts for non-hedging purposes to enhance returns. Because forward contracts are privately negotiated transactions, there can be no assurance that a counterparty will honor its obligations.
     The Funds will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion. In addition, dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies in the spot and forward markets.
     A Fund will generally engage in these transactions in order to complete a purchase or sale of foreign currency denominated securities The Funds may also use foreign currency options and forward contracts to increase or reduce exposure to a foreign currency or to shift exposure from one foreign currency to another in a cross currency hedge. Forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies; however, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Certain Funds may also engage in foreign exchange transactions, such as forward contracts, for non-hedging purposes to enhance returns. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation of a sufficient amount of liquid assets.
     The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in connection with currency futures or forward contracts. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The uses and risks of currency futures are similar to those of futures relating to securities or indices (see also Futures and Options). Currency futures values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments.
     Whether or not any hedging strategy will be successful is highly uncertain, and use of hedging strategies may leave a Fund in a less advantageous position than if a hedge had not been established. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Invesco’s or the Sub-Advisers’ predictions regarding the movement of foreign currency or securities markets prove inaccurate.
     Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Foreign exchange transactions may involve some of the risks of investments in foreign securities. For a discussion of tax considerations relating to foreign currency transaction, see “Dividends, Distributions, and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign currency transactions.”

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Exchange-Traded Funds
     Exchange-Traded Funds. Each Fund may purchase shares of exchange-traded funds (ETFs). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.” ETFs have management fees, which increase their cost. The Fund may invest in ETFs advised by Invesco PowerShares Capital Management LLC (PowerShares). Invesco, the Sub-Advisers and PowerShares are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.
     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.
     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Exchange-Traded Notes
     Exchange-Traded Notes. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund may invest in exchange-traded notes. Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund invest in ETNs (directly or through their respective Subsidiary) they will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund or their respective Subsidiary to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

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     ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund or their respective Subsidiary characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
     An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
     The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.
Debt Investments
     Invesco Premium Income Fund may invest in high-grade short-term securities and debt securities including U.S. Government obligations and investment grade corporate bonds, whether denominated in U.S. dollars or foreign currencies.
     U.S. Government Obligations. Each Fund may invest in U.S. Government obligations, which include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.
U.S. Government Obligations may be, (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has recently provided financial support to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of Fannie Mae, Freddie Mac and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest.
     Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in the types of money market instruments in which those Funds would invest or other short-term U.S. government securities for cash management purposes. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.
     Mortgage-Backed and Asset-Backed Securities. Invesco Balanced-Risk Allocation Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued

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by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation (FHLMC) , as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
     In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.
     On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property

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and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac modestly increased their mortgage-backed security portfolios through the end of 2009 and are expected to gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.
     Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities. The U.S. Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. However, the Federal Reserve’s purchases of mortgage-backed securities ended in 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed earlier will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.
     In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of Fannie Mae and Freddie Mac.
     Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
     Collateralized Mortgage Obligations (CMOs). Invesco Balanced-Risk Allocation Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically

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collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
     In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
     Classes of CMOs may also include interest only (IOs) and principal only (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

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     CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
     Collateralized Debt Obligations (CDOs). Each Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.
     Credit Linked Notes (CLNs). Each Fund may invest in CLNs.
     A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.
     CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. In return for these risks, the CLN holder receives a higher yield. The Fund bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. As with most derivative instruments, valuation of a CLN may be difficult due to the complexity of the security.
     Bank Instruments. Invesco Balanced-Risk Allocation Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in bank instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to, certificates of deposits, time deposits, and banker’s acceptances from U.S. or foreign banks as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits (Eurodollar time

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deposits) of foreign branches of domestic banks. Some certificates of deposit is a negotiable interest-bearing instrument with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.
     An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.
     Commercial Instruments. Invesco Balanced-Risk Allocation Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies.
     Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Funds. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities. Commercial instruments may not be registered with the U.S. Securities and Exchange Commission (SEC).
     Synthetic Municipal Instruments. Invesco Balanced-Risk Allocation Fund may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.
     Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership

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question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.
     Municipal Securities. Invesco Balanced-Risk Allocation Fund may invest in Municipal Securities. “Municipal Securities” include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.
     The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. Interest received by the Fund from tax-exempt Municipal Securities may be taxable to shareholders if the Fund fails to qualify to pay exempt-interest dividends by failing to satisfy the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of Municipal Securities.
     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.
     Municipal Securities also include the following securities:
•	Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•	Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•	Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

•	Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

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     The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.
     After purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.
     Since the Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.
     The Fund may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.
     The Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.
     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.
     Investment Grade Debt Obligations. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.
     These obligations must meet minimum ratings criteria set forth for the Fund or, if unrated, be of comparable quality. Bonds rated Baa3 or higher by Moody’s Investors Service and/or BBB or higher by Standard & Poors or Fitch Ratings, Ltd are typically considered investment grade debt obligations. The description of debt securities ratings may be found in Appendix A.
     In choosing corporate debt securities on behalf of a Fund, portfolio managers may consider:
(i)	general economic and financial conditions;

(ii)	the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.

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     Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.
     Non-Investment Grade Debt Obligations (Junk Bonds). Each Fund, other than Invesco Emerging Markets Equity Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds. Invesco Emerging Market Local Currency Debt Fund may invest up to 100%; Invesco Balanced-Risk Allocation Fund, Invesco China Fund and Invesco International Total Return Fund may invest up to 25%; Invesco Developing Markets Fund, Invesco Global Health Care Fund, Invesco Endeavor Fund and Invesco Small Companies Fund may invest up to 5% of their total assets in junk bonds, including junk bonds of companies located in developing countries.
     Bonds rated Ba or below by Moody’s Investors Service and/or BB or below by Standard & Poors or Fitch Ratings, Ltd are typically considered non- investment grade or “junk bonds.” Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Fund’s adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds. Description of debt securities ratings are found in Appendix A.
     The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time and price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.
     Structured Notes and Indexed Securities. Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in structured notes and indexed securities.
     Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.
     Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price

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than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.
     Investment in Wholly-Owned Subsidiary. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund will invest up to 25% of their total assets, each, in their respective wholly-owned and controlled Subsidiary which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for each Subsidiary’s derivative positions. As a result, Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund may be considered to be investing indirectly in these investments through their respective Subsidiary.
     The Subsidiaries will not be registered under the Investment Company Act but will be subject to certain of the investor protections of that Act. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, as sole shareholders of their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund wholly-owns and controls their respective Subsidiary, and Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund and their respective Subsidiary are managed by the Adviser, it is unlikely that the Subsidiaries will take action contrary to the interests of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund or their shareholders. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Commodity Strategy Fund’s Trustees have oversight responsibility for the investment activities of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, including their investments in their respective Subsidiary, and Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Commodity Strategy Fund’s role as sole shareholder of their respective Subsidiary. Also, in managing their respective Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund.
     Changes in the laws of the United States and/or the Cayman Islands, under which the Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund and their respective Subsidiary, respectively, are organized, could result in the inability of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund or their respective Subsidiary to operate as described in this SAI and could negatively affect Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund and their shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund shareholders would likely suffer decreased investment returns.
Other Investments
     Real Estate Investment Trusts (REITs). Invesco Balanced-Risk Allocation Fund and Invesco Premium Income Fund may invest in equity and/or debt obligations issued by REITs. Invesco Developing Markets Fund, Invesco Emerging Markets Equity Fund, Invesco Global Health Care Fund, Invesco Endeavor Fund and Invesco Small Companies Fund may invest up to 15% of their total assets in equity and/or debt securities issued by REITS. Invesco China Fund may invest up to 20% of its total assets in equity and/or debt securities issued by REITs.

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     REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
     Investments in REITS may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.
     In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.
     Other Investment Companies. Each Fund may purchase shares of other investment companies, including exchange-traded funds. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a Fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).
     When a Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
     Defaulted Securities. Invesco Balanced-Risk Allocation Fund, Invesco China Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in defaulted securities.
     Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, the Fund may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase the Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco and/or the Sub-Advisers determines that such defaulted securities are liquid under guidelines adopted by the Board.

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     Variable or Floating Rate Instruments. Invesco Balanced-Risk Allocation Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in variable or floating rate instruments.
     Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Funds. The Fund’s adviser, or Sub-adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.
     Zero-Coupon and Pay-in-Kind Securities. Invesco Balanced-Risk Allocation Fund, Invesco China Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may invest in zero-coupon or pay-in-kind securities. Invesco Developing Markets Fund may, but does not currently intend to invest in zero-coupon or pay-in-kind securities.
     Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero-coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay in kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.
     Premium Securities. Invesco Balanced-Risk Allocation Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Premium Income Fund may invest in premium securities. Premium securities are securities bearing coupon rates higher than the then prevailing market rates.
     Premium securities are typically purchased at a “premium”, in other words, at a price greater than the principal amount payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of premium securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. However, the yield on these securities would remain at the current market rate. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss of principal if it holds such securities to maturity.
     Stripped Income Securities. Invesco Balanced-Risk Allocation Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Premium Income Fund may invest in stripped income securities.

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     Stripped Income Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities, or other assets. Stripped income securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped, where one class will receive all of the interest (the interest only class or the IO class), while the other class will receive all of the principal (the principal-only class or the PO class).
     The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed stripped income securities, the yields to maturity of IOs and POs may be very sensitive to principal repayments (including prepayments) on the underlying mortgages resulting in a Fund being unable to recoup its initial investment or resulting in a less than anticipated yield. The market for stripped income securities may be limited, making it difficult for the Fund to dispose of its holding at an acceptable price.
     Privatizations. Invesco Balanced-Risk Allocation Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Global Health Care Fund, Invesco Endeavor Fund, Invesco Premium Income Fund and Invesco Small Companies Fund may invest in privatizations.
     The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises (privatizations). A Fund’s investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering.
     In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized. If large blocks of these enterprises are held by a small group of stockholders the sale of all or some portion of these blocks could have an adverse effect on the price.
     Senior Secured Floating Rate Securities. Invesco Premium Income Fund may invest in senior secured floating rate loans and senior secured floating rate debt instruments made to or issued by borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as London Interbank Offered Rate (LIBOR), on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank.
Investment Techniques
     Forward Commitments, When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis.
     Forward commitments, when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments also include “To be announced” (TBA) synthetic securities, which are contracts for the purchase or sale of mortgage-backed securities

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to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. A Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although a Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, a Fund may sell these securities or its commitment before the settlement date if deemed advisable.
     When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
     Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional forward, when-issued or delayed delivery commitments will be made by a Fund if, as a result, more than 25% of the Fund’s total assets would become so committed. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement.
     Short Sales. Each Fund may engage in short sales. Invesco China Fund will not engage in short sales of A shares of Chinese companies unless and until such short sales are permitted by Chinese regulations. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund’s total assets. This limitation does not apply to short sales against the box.
     A short sale involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker. The Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. A short sale is typically effected when Invesco believes that the price of a particular security will decline. Open short positions using futures or forward currency contracts are not deemed to constitute selling securities short.
     To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, the Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will set aside an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked to market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. Short

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sale transactions covered in this manner are not considered senior securities and are not subject to the Fund’s fundamental investment limitations on senior securities and borrowings.
     Short positions create a risk that a Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Because the Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.
     The Fund may also enter into short sales against the box. Short sales against the box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
     Short sales against the box result in a “constructive sale” and require a Fund to recognize any taxable gain unless an exception to the constructive sale applies. See “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Options, futures, forward contracts, swap agreements and hedging transactions.”
     Margin Transactions. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.
     Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan will generally only occur if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). A Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.
     Borrowing. The Funds may borrow money to the extent permitted under the Fund Policies. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. Invesco International Total Return Fund may also borrow money to purchase additional securities when Invesco or the Sub-Adviser deems it advantageous to do so. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three

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business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
     If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.
     The ability of Invesco International Total Return Fund Fund to borrow money to purchase additional securities gives these Funds greater flexibility to purchase securities for investment or tax reasons and not to be dependent on cash flows. To the extent borrowing costs exceed the return on the additional investments, the return realized by the Fund’s shareholders will be adversely affected. The Fund’s borrowing to purchase additional securities creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses. The Fund’s willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, including investment outlook, market conditions and interest rates. Successful use of borrowed money to purchase additional investments depends on Invesco’s or the Sub-Adviser’s ability to predict correctly interest rates and market movements; such a strategy may not be successful during any period in which it is employed.
     The Funds may borrow from a bank, broker-dealer, or an Invesco Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave Funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such Funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from an Invesco Fund are outstanding.
     Lending Portfolio Securities. Each Fund may each lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.
     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
     If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.
     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

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          For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Securities lending.”
          Repurchase Agreements. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund’s holding period. A Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.
          If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.
          The Funds may invest their cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.
          Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid. Each Fund, , may invest in Rule 144A securities.
          Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) over-the-counter (OTC) options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act); and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act or otherwise restricted under the federal securities laws.
          Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.
          If a substantial market develops for a restricted security or other illiquid investment held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by

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the Board. While Invesco monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for Invesco’s liquidity determinations. Invesco considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.
          Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco and/or Sub-Advisers, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco and/or Sub-Advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco and/or Sub-Advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco and/or Sub-Advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco and/or Sub-Advisers determines that a Rule 144A security is no longer liquid, Invesco and/or Sub-Advisers will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities.
          Reverse Repurchase Agreements. Invesco Balanced-Risk Allocation Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Premium Income Fund may engage in reverse repurchase agreements.
          Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
          Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.
          Mortgage Dollar Rolls. Invesco Balanced-Risk Allocation Fund, Invesco Global Health Care Fund, Invesco International Total Return Fund and Invesco Premium Income Fund may engage in mortgage dollar rolls (a dollar roll).
          A dollar roll is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment

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histories. During the period between the sale and repurchase a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.
          Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will segregated to meet the forward commitment.
          Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.
Derivatives
          A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as an “underlying reference.” These underlying references may include commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include swaps, options, warrants, futures and forward currency contract. Some derivatives, such as futures and certain options, are traded on U.S. commodity or securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market.
          Derivatives may be used for “hedging,” which means that they may be used when the portfolio manager seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the portfolio manager’s ability to predict and understand relevant market movements.
          Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” A Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.

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          For swaps, forwards and futures that are contractually required to “cash-settle,” Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund are permitted to set aside liquid assets in an amount equal to Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Funds’ daily mark-to-market (net) obligations, if any (i.e., Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Commodity Strategy Fund’s daily net liabilities, if any), rather than the notional value (See Swap Agreements). By setting aside assets equal to only its net obligations under cash-settled swaps, forward and futures contracts, the Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund will have the ability to employ leverage to a greater extent than if Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund were required to segregate assets equal to the full notional value of such contracts. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff. Each Subsidiary will comply with these asset segregation requirements to the same extent as Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund.
          General risks associated with derivatives:
          The use by the Funds of derivatives may involve certain risks, as described below.
          Counterparty Risk: OTC derivatives are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the agreement will not live up to its obligations. An agreement may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations on specific transactions, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. The Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction. Invesco monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty.
          A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into.
          Leverage Risk: Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. A Fund mitigates leverage by segregating or earmarking assets or otherwise covers transactions that may give rise to leverage.
          Liquidity Risk: The risk that a particular derivative is difficult to sell or liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.
          Pricing Risk: The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.
          Regulatory Risk: The risk that a change in laws or regulations will materially impact a security or market.
          Tax Risks: For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions.”

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          General risks of hedging strategies using derivatives:
          The use by the Funds of hedging strategies involves special considerations and risks, as described below.
          Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.
          In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.
          Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.
          Types of derivatives:
          Swap Agreements. All Funds may enter into a swap agreement. Generally, swap agreements are contracts between a Fund and a brokerage firm, bank, or other financial institution (the counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.
          Numerous proposals have been made by various regulatory entities and rulemaking bodies to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.
          Commonly used swap agreements include:
          Credit Default Swaps (CDS): An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.
          A Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a

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counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.
          Alternatively, a Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.
          Credit Default Index (CDX). A CDX is an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments — Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.
          Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.
          Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B agrees to pay Party A a variable interest rate.
          Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.
          Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index). Options on a CDS or a Futures Contract (defined below) give the purchaser the right to enter into a CDS or assume a position in a Futures Contract.

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          The Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s net asset value being more sensitive to changes in the value of the option.
          The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
          A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets. A Fund will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.
          A Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
          Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
          Types of Options:
          Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.
          Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.
          Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise

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price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.
          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.
          CDS Option: A CDS option transaction gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.
          Options on Futures Contracts: Options on Futures Contracts give the holder the right to assume a position in a Futures Contract (to buy the Futures Contract if the option is a call and to sell the Futures Contract if the option is a put) at a specified exercise price at any time during the period of the option.
          Option Techniques
          Writing Options. The Funds may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.
          A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.
          In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.
          If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.
          Purchasing Options. A Fund may only purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the

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security, contract or currency held by the Fund; or purchase put options on underlying securities, contracts or currencies against which it has written other put options. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.
          A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.
          Straddles/Spreads/Collars. Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco Emerging Markets Equity Fund, Invesco Global Health Care Fund, Invesco Endeavor Fund, Invesco Premium Income Fund and Invesco Small Companies Fund, may for hedging purposes enter into straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds’ overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
          Spread and straddle options transactions. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.
          Option Collars. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

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          Warrants. Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco China Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco Emerging Markets Equity Fund, Invesco Global Health Care Fund, Invesco Endeavor Fund, Invesco Premium Income Fund and Invesco Small Companies Fund may purchase warrants.
          A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.
          Futures Contracts. Each fund may enter into Futures Contracts.
          A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security, currency or commodity (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place (collectively, Futures Contracts). A “sale” of a Futures Contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a Futures Contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.
          The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission (CFTC). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.
          Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. “Margin” for a Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered (initial margin) is intended to ensure the Fund’s performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.
          Subsequent payments, called “variation margin,” received from or paid to the futures commission merchant through which a Fund enters into the Futures Contract will be made on a daily basis as the futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market. When the Futures Contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the futures commission merchant along with any amount in excess of the margin amount; if the Fund has a loss of less than the margin amount, the difference is returned to the Fund; or if the Fund has a gain, the margin amount is paid to the Fund and the futures commission merchant pays the Fund any excess gain over the margin amount.
          Closing out an open Futures Contract is affected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

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          In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.
          Types of Futures Contracts:
          Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it inverts in commodity futures.
          Currency Futures: A currency Futures Contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency Futures Contracts may be highly volatile and thus result in substantial gains or losses to the Fund.
          Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.
          Interest Rate Futures: An interest-rate Futures Contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate Futures Contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.
          Security Futures: A security Futures Contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.
          Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures Contract margin account. The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.
          Pursuant to federal securities laws and regulations, the Fund’s use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section “Cover.”
          Forward Currency Contracts. Each Fund may enter into forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

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          A forward currency contract is an over the counter contract between two parties to buy or sell a particular currency at a specified price at a future date. The parties may exchange currency at the maturity of the forward currency contract, or if the parties agree prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting amount of currency. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges.
          A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.
          The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
          Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. The Funds, other than Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco International Total Return Fund, will enter into Futures Contracts for hedging purposes only. For example, Futures Contracts may be sold to protect against a decline in the price of securities or currencies that the Fund owns, or purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Additionally, Futures Contracts may be used to hedge against certain portfolio risks such as interest rate risk, yield curve risk and currency exchange rates.
Fund Policies
          Fundamental Restrictions. Except as otherwise noted below, each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.
          (1) The Fund (except for Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Developing Markets Fund and Invesco Emerging Market Local Currency Debt Fund) is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
          (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

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          (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
          (4) The Fund (except for Invesco Global Health Care Fund and Invesco Balanced-Risk Commodity Strategy Fund) will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
          Invesco Global Health Care Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign issuers in the health care industry.
          Invesco Balanced-Risk Commodity Strategy Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in order to obtain exposure to commodities markets.
          (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
          (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities. This restriction also does not prevent Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Commodity Strategy Fund from investing up to 25% of its total assets in each of their respective Subsidiaries, thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements and investing outside of the Subsidiaries in other commodity-linked instruments such as commodity-linked notes, ETFs, futures and swaps.
          (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
          (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.
          The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

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          Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.
          (1) In complying with the fundamental restriction regarding issuer diversification, the Fund (except for Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Developing Markets Fund and Invesco Emerging Market Local Currency Debt Fund) will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.
          In complying with the fundamental restriction regarding issuer diversification, any Fund that invests in municipal securities will regard each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member as a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.
          (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
          (3) In complying with the fundamental restriction regarding industry concentration, the Fund (except for Invesco Global Health Care Fund and Invesco Balanced-Risk Commodity Strategy Fund) may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.
          For purposes of Invesco Global Health Care Fund’s fundamental investment restriction regarding industry concentration, an issuer will be considered to be engaged in health care — related industries if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, the Fund’s portfolio manager(s) determines that its primary business is within the health care industry.
          For purposes of Invesco Balanced-Risk Commodity Strategy Fund’s fundamental investment restriction regarding concentration of its exposure in the commodities markets, an investment will be considered to provide exposure to commodities markets if (1) it is linked to the performance of the commodities markets; or (2) based on other available information, the Fund’s portfolio manager(s) determines that it provides exposure to the commodities market.
          (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

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          The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.
          (5) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.
          (6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.
          (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
          (8) The following apply:
          (a) Invesco China Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of securities of companies with substantial exposure to China (including the People’s Republic of China, Hong Kong and Macau).
          (b) Invesco Developing Markets Fund invests, under normal circumstances, at least 80% of its assets in securities of companies that are in developing markets countries.
          (c) Invesco Emerging Market Local Currency Debt Fund invests under normal circumstances, at least 80% of its assets in debt securities denominated in the currencies of emerging market countries.
          (d) Invesco Emerging Markets Equity Fund invests under normal circumstances, at least 80% of its assets in equity securities of foreign issuers that are in emerging market countries.
          (e) Invesco Global Health Care Fund invests, under normal circumstances, at least 80% of its assets in securities of health care industry companies.

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          (f) Invesco Small Companies Fund invests, under normal circumstances, at least 80% of its assets in securities of small capitalization companies.
          Geographic Asset Diversification. The Fund considers emerging market countries as those in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. Developed countries of the European Union are Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom.
          For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.
Portfolio Turnover
          For the fiscal years or periods ended October 31, 2011 and 2010, as applicable for the Funds, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco’s investment outlook.

Turnover Rates	2011	2010
Invesco Balanced-Risk Allocation Fund	33%	15%
Invesco Balanced-Risk Commodity Strategy Fund*	0%	N/A
Invesco China Fund	97%	100%
Invesco Developing Markets Fund	17%	22%
Invesco Emerging Market Local Currency Debt Fund**	106%	22%
Invesco Emerging Markets Equity Fund***	16%	N/A
Invesco Endeavor Fund	30%	38%
Invesco Global Health Care Fund	37%	16%
Invesco International Total Return Fund	226%	203%
Invesco Premium Income Fund****	N/A	N/A
Invesco Small Companies Fund	38%	50%

*	Commenced operations November 30, 2010. The portfolio rate is for the Funds fiscal period November 30, 2010 to October 31, 2011 and has not been annualized.

**	Commenced operations June 16, 2010.

***	Commenced operations May 31, 2011. The portfolio rate is for the Funds fiscal period May 31, 2011 to October 31, 2011 has not been annualized.

****	Commenced operations December 14, 2011.

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Policies and Procedures for Disclosure of Fund Holdings
          The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.
          Public release of portfolio holdings. The Funds disclose the following portfolio holdings information on http://www.invesco.com/us1:

	Approximate Date of	Information Remains
Information	Website Posting	Posted on Website
Top ten holdings as of month-end	15 days after month-end	Until replaced with the following month’s top ten holdings

Select holdings included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update

Complete portfolio holdings as of calendar quarter-end	30 days after calendar quarter-end	For one year

Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year
          These holdings are listed along with the percentage of the Fund’s net assets they represent. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invesco.com/us. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.
          Selective disclosure of portfolio holdings pursuant to non-disclosure agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the ICCC) of Invesco Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, the ICCC will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.
          The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates brought to the Board’s attention by Invesco.

[1]	To locate the Fund’s portfolio holdings go to http://www.invesco.com/us, click on the “Products” tab, then click on the “Mutual Funds” link, then select the Fund from the drop down menu and click on the “Overview” tab. A link to the Fund’s holdings is located under the heading “Top Ten Holdings” in the middle of the Web page.

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          Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Invesco Funds:
•	Attorneys and accountants;

•	Securities lending agents;

•	Lenders to the Invesco Funds;

•	Rating and rankings agencies;

•	Persons assisting in the voting of proxies;

•	Invesco Funds’ custodians;

•	The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);

•	Pricing services, market makers, or other persons who provide systems or software support in connection with Invesco Funds’ operations (to determine the price of securities held by an Invesco Fund);

•	Financial printers;

•	Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and

•	Analysts hired to perform research and analysis to the Invesco Funds’ portfolio management team.
          In many cases, Invesco will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information (Non-disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings on an ongoing basis.
          Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Funds.
          The Holdings Disclosure Policy provides that Invesco will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.
          Disclosure of certain portfolio holdings and related information without non-disclosure agreement. Invesco and its affiliates that provide services to the Funds, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.
          From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.
          From time to time, employees of Invesco and its affiliates also may provide oral or written information (portfolio commentary) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and

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capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco may also provide oral or written information (statistical information) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
          Disclosure of portfolio holdings by traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. Invesco does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.
          Disclosure of portfolio holdings of other Invesco -managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Invesco Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Invesco Funds.
          Invesco provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Insurance Funds) to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds (Insurance Companies). Invesco may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco has entered into Non-Disclosure Agreements up to five days prior to the scheduled dates for Invesco’s disclosure of similar portfolio holdings information for other Invesco Funds on http://www.invesco.com/us. Invesco provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco discloses portfolio holdings information for the other Invesco Funds on its website. Invesco manages the Insurance Funds in a similar fashion to certain other Invesco Funds and thus the Insurance Funds and such other Invesco Funds have similar portfolio holdings. Invesco does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.
MANAGEMENT OF THE TRUST
Board of Trustees
          Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.

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Interested Persons
Martin L. Flanagan, Trustee
          Martin Flanagan has been a member of the Board of Trustees of the Invesco Funds, and their predecessor funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco, Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco, Ltd.
          Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.
          Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co.
          Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.
          The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.
Philip A. Taylor, Trustee
          Philip Taylor has been a member of the Board of the Invesco Funds and their predecessor funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.
          Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.
          Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.
          The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.
Wayne W. Whalen, Trustee
          Mr. Whalen has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010.
          Mr. Whalen is Of Counsel, and prior to 2010, Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.

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          Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Whalen’s experience as a law firm Partner and his experience as a director of investment companies benefits the Funds.
Independent Trustees
David C. Arch, Trustee
          Mr. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010.
          Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.
Frank S. Bayley, Trustee
          Frank S. Bayley has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle.
          Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston.
          Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.
          The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Funds.

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James T. Bunch, Trustee
          James T. Bunch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2000.
          From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd. a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning and Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region.
          Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.
          At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.
          In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.
          The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.
Bruce K. Crockett, Trustee and Chair
          Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.
          Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.
          Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.
          The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
Rodney F. Dammeyer, Trustee
          Mr. Dammeyer has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010.
          Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Vice Chairman of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc.
          Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm.

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          Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer has served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc.
          From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.
Albert R. Dowden, Trustee
          Albert R. Dowden has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2000.
          Mr. Dowden retired at the end of 1998 after a 24 -year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo.
          Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years as well as several other not-for-profit organizations.
          Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.
          The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.
Jack M. Fields, Trustee
          Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1997.
          Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.
          Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.
          Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.
          The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

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Carl Frischling, Trustee
          Carl Frischling has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1977. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Funds’ independent trustees. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent directors/trustees on their fiduciary obligations under federal securities laws.
          Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute Board and was involved in ongoing matters with all of the regulatory areas overseeing this industry.
          Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center.
          The Board believes that Mr. Frischling’s experience as an investment management lawyer, and his long involvement with investment companies benefits the Funds.
Dr. Prema Mathai-Davis, Trustee
          Prema Mathai-Davis has been a member of the Board of Trustee of the Invesco Funds and their predecessor funds since 1998.
          Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethcs Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.
          The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.
Dr. Larry Soll, Trustee
          Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1997.
          Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, CO. He was also a faculty member at the University of Colorado (1974-1980).

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          The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Fund.
Hugo F. Sonnenschein, Trustee
          Mr. Sonnenschein has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010.
          Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago.
          Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.
Raymond Stickel, Jr., Trustee
          Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2006. Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients.
          Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm Touche Ross & Co. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm Touche Ross & Co.’s Accounting and Auditing Executive Committee.
          The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.
Management Information
          The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers and approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.
          Certain trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Funds.

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          Leadership Structure and the Board of Trustees. The Board is currently composed of fifteen Trustees, including twelve Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.
          The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Fund has substantially the same leadership structure as the Trust.
          The Board believes that its leadership structure, which includes an Independent Trustee as Chairman, allows for effective communication between the Trustees and Fund management, among the Board’s trustees and among its Independent Trustees. The existing Board structure, including its committee structure, provides the Independent Trustees with effective control over Board governance while also providing insight from the two non-Independent Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Fund and its shareholders and result in effective decision-making.
          Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as defined and further described below). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
          Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds.
          The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.
          Invesco provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.

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          The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.
          Committee Structure. The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee (the Committees). The Special Market Timing Litigation Committee has been disbanded.
          The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to Invesco and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended October 31, 2011, the Audit Committee held eight meetings.
          The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice-Chair), Stickel and Dr. Soll (Chair). The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds’ Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc. (“IFG”); (iii) reviewing any report prepared by a third party who is not an interested person of Invesco, upon the conclusion by such third party of a compliance review of Invesco; (iv) reviewing all reports on compliance matters from the Funds’ Chief Compliance Officer, (v) reviewing all recommendations made by the Senior Officer regarding Invesco’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco’s fiduciary duties to Fund shareholders and of Invesco’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) receiving and reviewing quarterly reports on the activities of Invesco’s Internal Compliance Controls Committee; (ix) reviewing all reports made by Invesco’s Chief Compliance Officer; (x) reviewing and recommending to the independent trustees whether to

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approve procedures to investigate matters brought to the attention of Invesco’s ombudsman; (xi) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xii) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended October 31, 2011, the Compliance Committee held six meetings.
          The members of the Governance Committee are Messrs. Arch, Crockett, Albert Dowden (Chair), Jack Fields (Vice-Chair), Carl Frischling, Dr. Prema Mathai-Davis and Hugo F. Sonnenschein. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. During the fiscal year ended October 31, 2011, the Governance Committee held six meetings.
          The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.
          The members of the Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein (Vice-Chair), Stickel, Philip A. Taylor, Wayne W. Whalen and Drs. Mathai-Davis (Vice-Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended October 31, 2011, the Investments Committee held six meetings.
          The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv)

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being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.
          The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Frischling (Chair), Dr. Mathai-Davis, Sonnenschein (Vice-Chair), and Whalen. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Invesco Funds (i) in the valuation of the Invesco Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Invesco Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Invesco Funds, (iii) in the review of existing distribution arrangements for the Invesco Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Invesco Funds; and (b) to make regular reports to the full Board of the Invesco Funds.
          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Ltd. regarding fair value determinations made pursuant to the Pricing Procedures by Invesco’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Ltd. evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco, assisting Invesco’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from Invesco regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Invesco Funds regarding distribution and marketing of the Invesco Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by Invesco and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee which existed prior to 2008. During the fiscal year ended October 31, 2011, the Valuation, Distribution and Proxy Oversight Committee held six meetings.

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Trustee Ownership of Fund Shares
          The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, is set forth in Appendix C.
Compensation
          Each trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such trustee also serves as a trustee of other Invesco Funds. Each such trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.
          Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2011 is found in Appendix D.
Retirement Plan For Trustees
          The trustees have adopted a retirement plan secured by the Invesco Funds for the trustees of the Trust who are not affiliated with Invesco. The trustees also have adopted a retirement policy that permits each non-Invesco-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.
          Annual retirement benefits are available to each non-Invesco-affiliated trustee of the Trust and/or the other Invesco Funds (each, a Covered Fund) who became a trustee prior to December 1, 2008 and has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee’s annual retainer paid to or accrued by any Covered

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Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee’s credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee’s designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service or if the trustee has elected, in a discounted lump sum payment. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
Deferred Compensation Agreements
          Messrs. Crockett, Edward K. Dunn (a former trustee), Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other Invesco Fund from which they are deferring compensation.
Purchase of Class A Shares of the Funds at Net Asset Value
          The trustees and other affiliated persons of the Trust may purchase Class A shares of the Invesco Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Invesco Funds, see “Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund — Purchases of Class A Shares at Net Asset Value.”
Purchases of Class Y Shares
          The trustees and other affiliated persons of the Trust may purchase Class Y shares of the Invesco Funds. For a description please see “Appendix L — Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class Y Shares.”
Code of Ethics
          Invesco, the Trust, Invesco Distributors and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-

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Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.
Proxy Voting Policies
          Invesco is comprised of two business divisions, Invesco Aim and Invesco Institutional, each of which have adopted their own specific Proxy Voting Policies.
          The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Adviser/Sub-Adviser(s), including as appropriate, separately to the named division of the Adviser:

Fund	Adviser/Sub-Adviser
Invesco Balanced-Risk Allocation Fund	Invesco Institutional — a division of Invesco
Invesco Balanced-Risk Commodity Strategy Fund	Invesco Institutional — a division of Invesco
Invesco China Fund	Invesco Hong Kong Ltd.
Invesco Developing Markets Fund	Invesco Aim — a division of Invesco
Invesco Emerging Market Local Currency Debt Fund	Invesco Institutional — a division of Invesco
Invesco Emerging Markets Equity Fund	Invesco Institutional
Invesco Endeavor Fund	Invesco Canada Ltd.
Invesco Global Health Care Fund	Invesco Aim — a division of Invesco
Invesco International Total Return Fund	Invesco Asset Management Ltd.

Invesco Premium Income Fund	Invesco PowerShares Capital Management LLC and
Invesco Institutional — a division of Invesco
Invesco Small Companies Fund	Invesco Canada Ltd.
          Invesco (the Proxy Voting Entity) will vote such proxies in accordance with the proxy policies and procedures, as outlined above, which have been reviewed and approved by the Board, and which are found in Appendix E. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record. Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2011 is available without charge at our Web site, http://www.invesco.com/us. This information is also available at the SEC website, http://www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          Information about the ownership of each class of the Funds’ shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
          Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco Advisers, Inc. is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.
          As investment adviser, Invesco supervises all aspects of the Funds’ operations and provides investment advisory services to the Funds. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.
          Invesco is also responsible for furnishing to the Funds, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Funds effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.
          The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.
          Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.
          Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

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Annual Rate/Net Assets
Fund Name	Per Advisory Agreement
Invesco Balanced-Risk Allocation Fund	0.950% of first $250M
0.925% of next $250M
0.900% of next $500M
0.875% of next $1.5B
0.850% of next $2.5B
0.825% of next $2.5B
0.800% of next $2.5B
0.775% amount over $10B

Invesco Balanced-Risk Commodity Strategy Fund	1.050% of first $250M
1.025% of next $250M
1.000% of next $500M
0.975% of next $1.5B
0.950% of next $2.5B
0.925% of next $2.5B
0.900% of next $2.5B
0.875% amount over $10B

Invesco China Fund	0.935% of first $250M
0.910% of next $250M
0.885% of next $500M
0.860% of next $1.5B
0.835% of next $2.5B
0.810% of next $2.5B
0.785% of next $2.5B
0.760% amount over $10B

Invesco Developing Markets Fund	0.935% of first $250M
0.910% of next $250M
0.885% of next $500M
0.860% of next $1.5B
0.835% of next $2.5B
0.810% of next $2.5B
0.785% of next $2.5B
0.760% amount over $10B

Invesco Emerging Market Local Currency Debt Fund	0.75% of first $500M
0.70% of next $500M
0.67% of next $500M
0.65% over $1.5B

Invesco Emerging Markets Equity Fund	0.935% of first $250M
0.910% of next $250M
0.885% of next $500M
0.860% of next $1.5B
0.835% of next $2.5B
0.810% of next $2.5B
0.785% of next $2.5B
0.760% amount over $10B

Invesco Endeavor Fund	0.745% of first $250M
0.730% of next $250M
0.715% of next $500M
0.700% of next $1.5B
0.685% of next $2.5B
0.670% of next $2.5B
0.655% of next $2.5B
0.640% amount over $10B

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Annual Rate/Net Assets
Fund Name	Per Advisory Agreement
Invesco Global Health Care Fund	0.750% of first $350M
0.650% of next $350M
0.550% of next $1.3B
0.450% of next $2B
0.400% of next $2B
0.375% of next $2B
0.350% amount over $8B

Invesco International Total Return Fund	0.650% of first $250M
0.590% of next $250M
0.565% of next $500M
0.540% of next $1.5B
0.515% of next $2.5B
0.490% of next $5B
0.465% amount over $10B

Invesco Premium Income Fund	0.650% of first $500M
0.600% of next $500M
0.550% of next $500M
0.540% amount over $1.5B

Invesco Small Companies Fund	0.745% of first $250M
0.730% of next $250M
0.715% of next $500M
0.700% of next $1.5B
0.685% of next $2.5B
0.670% of next $2.5B
0.655% of next $2.5B
0.640% amount over $10B
          Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco and the Fund.
          Invesco has contractually agreed through at least June 30, 2012, to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco receives from the Affiliated Money Market Funds as a result of each Fund’s investment of uninvested cash in the Affiliated Money Market Funds. See “Description of the Funds and Their Investments and Risks — Investment Strategies and Risks — Other Investments — Other Investment Companies.” Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund may pursue their investment objectives by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser a management fee. The Adviser has contractually agreed to waive the advisory fee it receives from the Funds in an amount equal to the advisory fee and administration fee, respectively, paid to the Adviser by the Subsidiary. This waiver may not be terminated by the Adviser and will remain in effect for as long as the Adviser’s contract with the Subsidiary is in place.
          Invesco also has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds’ shares:

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Fund	Expense Limitation	Expiration Date
Invesco Balanced-Risk Commodity Strategy Fund		February 28, 2013
Class A Shares	1.22%
Class B Shares	1.97%
Class C Shares	1.97%
Class R Shares	1.47%
Class Y Shares	0.97%
Institutional Class Shares	0.97%

Invesco China Fund		February 28, 2013
Class A Shares	2.25%
Class B Shares	3.00%
Class C Shares	3.00%
Class Y Shares	2.00%
Institutional Class Shares	2.00%

Invesco Developing Markets Fund		June 30, 2012
Class A Shares	2.10%
Class B Shares	2.85%
Class C Shares	2.85%
Class Y Shares	1.85%
Institutional Class Shares	1.85%

Invesco Emerging Market Local Currency Debt Fund		February 28, 2013
Class A Shares	1.24%
Class B Shares	1.99%
Class C Shares	1.99%
Class R Shares	1.49%
Class Y Shares	0.99%
Institutional Class Shares	0.99%

Invesco Emerging Markets Equity Fund		February 28, 2013
Class A Shares	1.85%
Class C Shares	2.60%
Class R Shares	2.10%
Class Y Shares	1.60%
Institutional Class Shares	1.60%

Invesco Endeavor Fund		February 28, 2013
Class A Shares	2.00%
Class B Shares	2.75%
Class C Shares	2.75%
Class R Shares	2.25%
Class Y Shares	1.75%
Institutional Class Shares	1.75%

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Fund	Expense Limitation	Expiration Date
Invesco Global Health Care Fund		June 30, 2012
Class A Shares	1.65%
Class B Shares	2.40%
Class C Shares	2.40%
Class Y Shares	1.40%
Investor Class Shares	1.65%

Invesco International Total Return Fund		February 28, 2013
Class A Shares	1.10%
Class B Shares	1.85%
Class C Shares	1.85%
Class Y Shares	0.85%
Institutional Class Shares	0.85%

Invesco Premium Income Fund		February 28, 2013
Class A Shares	0.89%
Class C Shares	1.64%
Class R Shares	1.14%
Class Y Shares	0.64%
Institutional Class Shares	0.64%

Invesco Small Companies Fund		February 28, 2013
Class A Shares	2.00%
Class B Shares	2.75%
Class C Shares	2.75%
Class R Shares	2.25%
Class Y Shares	1.75%
Institutional Class Shares	1.75%
          The Total Annual Fund Operating Expenses used in determining whether a Fund meets or exceeds the Expense Limitations Described above do not include Acquired Fund Fees and Expenses, which are required to be disclosed and included in the Total Annual Fund Operating Expenses in a Fund’s prospectus fee table. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit.
          Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund’s Prospectus. Unless the Board of Trustees or Invesco may mutually agree to terminate the fee waiver agreement at any time.
The management fees payable by each Fund, the amounts waived by Invesco and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix G.

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Investment Sub-Advisers
          Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the 1940 Act:
Invesco Asset Management Deutschland Gmbh (Invesco Deutschland)
Invesco Asset Management Limited (Invesco Asset Management)
Invesco Asset Management (Japan) Limited (Invesco Japan)
Invesco Australia Limited (Invesco Australia)
Invesco Hong Kong Limited (Invesco Hong Kong)
Invesco Senior Secured Management, Inc. (Invesco Senior Secured)
Invesco Canada Ltd. (Invesco Canada)
Invesco PowerShares Capital Management LLC (Invesco PowerShares) (each a Sub-Adviser and collectively, the Sub-Advisers).
          Invesco and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.
          The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.
Services to the Subsidiaries.
          As with Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, Invesco is responsible for each Subsidiarys’ day-to-day business pursuant to an investment advisory agreement with each Subsidiary. Under this agreement, Invesco provides each Subsidiary with the same type of management and sub-advisory services, under the same terms and conditions, as are provided to Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund. The advisory agreement of each Subsidiary provides for automatic termination upon the termination of the Advisory Agreement, respectively, with respect to Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services with the same service providers that provide those services to Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund .
          Each Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund. As a result, Invesco, in managing the Subsidiaries’ portfolios, is subject to the same investment policies and restrictions that apply to the management of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity,

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brokerage, and the timing and method of the valuation of each Subsidiary’s portfolio investments and shares of each Subsidiary. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Commodity Strategy Fund’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures and makes periodic reports to Invesco Balanced-Risk-Allocation Fund’s and Invesco Balanced-Risk Commodity Strategy Fund’s Board regarding each Subsidiary’s compliance with its policies and procedures.
Portfolio Managers
          Appendix H contains the following information regarding the portfolio managers identified in each Fund’s prospectus:
•	The dollar range of the managers’ investments in each Fund.

•	A description of the managers’ compensation structure.
Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.
Securities Lending Arrangements
          If a Fund engages in securities lending, Invesco will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.
     Invesco’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco will provide, a lending Fund will pay Invesco a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.
Service Agreements
          Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services. Administrative services fees paid to Invesco by each Fund for the last three fiscal years ended October 31 are found in Appendix I.

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          For Invesco Balanced Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, an agreement containing the same material, terms and provisions was entered into between Invesco and each Subsidiary.
Other Service Providers
          Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, a wholly owned subsidiary of Invesco, is the Trust’s transfer agent.
The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A2, A5, B, B5, C, C5, P, R, R5, S, Y, Invesco Cash Reserve and Investor Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Network Support Payments” found in Appendix L.
          For Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, an agreement containing the same material, terms and provisions was entered into between Invesco and each Subsidiary.
          Sub-Transfer Agent. Invesco Canada, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trust does not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.
          For Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, an agreement containing the same material, terms and provisions was entered into between Invesco and each Subsidiary.
          Custodian. State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.
          The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible

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foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.
          Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.
          For Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund, an agreement containing the same material terms and provisions was entered into between the Custodian and each Subsidiary.
          Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.
          Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, which also serves as counsel to each Subsidiary.
BROKERAGE ALLOCATION AND OTHER PRACTICES
          The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers brokerage allocation procedures do not materially differ from Invesco’s procedures. The same procedures also apply to each Subsidiary.
Brokerage Transactions
          Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more third-party broker-dealers to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in three regions to place equity securities trades in their regions. The Atlanta trading desk of Invesco (the Americas Desk) generally places trades of equity securities in Canada, the U.S., Mexico and Brazil; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, and other far Eastern countries; and the London trading desk of Invesco Global Investment Funds Limited (the London Desk) generally places trades of equity securities in European Economic Area markets, Egypt, Israel, Russia, South Africa, Switzerland, Turkey, and other European countries. Invesco, Invesco Japan, Invesco Deutschland and Invesco Hong Kong and Invesco Asset Management use the global equity trading desk to place equity trades.

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Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the Americas Desk, the Hong Kong Desk and the London Desk are similar in all material respects.
          References in the language below to actions by Invesco Advisers, Inc. or a Sub-Adviser (other than Invesco Canada) or Invesco Japan making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Adviser to the various arms of the global equity trading desk, Invesco or the Sub-Adviser that delegates trading is responsible for oversight of this trading activity.
          Invesco or the Sub-Advisers make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco or the Sub-Advisers seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See “Broker Selection” below.
          Some of the securities in which the Funds invest are traded in OTC markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.
          Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.
          In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.
          Brokerage commissions paid by each of the Fund’s during the last three fiscal years ended October 31 are found in Appendix J.
Commissions
          During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, Invesco (or Invesco Advisors, Inc. former adviser to the Funds that merged into Invesco Advisers, Inc. on December 31, 2009), Invesco Distributors, the Sub-Advisers or any affiliates of such entities.
          The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may

67

invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various Invesco Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.
Broker Selection
          Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco or the Sub-Advisers consider the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.
          In choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Adviser s’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Adviser in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Adviser.
          Invesco and the Sub-Adviser face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Adviser are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Adviser’s expenses to the extent that Invesco or the Sub-Adviser would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Adviser to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Adviser) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Adviser may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
          Invesco presently engages in the following instances of cross-subsidization:
          Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income Invesco Funds are generated entirely by equity Invesco Funds and other equity client accounts managed by Invesco. In other words, certain fixed income Invesco Funds are cross-subsidized by the equity Invesco Funds in that the fixed income Invesco Funds receive the benefit of Soft Dollar Products services for which they do not pay. Similarly, other accounts managed by

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Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.
          Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Advisers concludes that the Broker supplying the product is capable of providing best execution.
          Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Adviser use soft dollars to purchase two types of Soft Dollar Products:
•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Adviser through the Broker executing the trade.
          Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.
          Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
          Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:
•	Database Services — comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems — products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools — various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

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•	Quantitative/Technical Analysis — software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis — industry specific fundamental investment research.

•	Fixed Income Security Analysis — data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

•	Other Specialized Tools — other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.
          If Invesco or the Sub-Advisers determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.
          Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follows. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Advisers’ research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.
          Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.
Directed Brokerage (Research Services)
          Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2010 are found in Appendix K.

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Regular Brokers
          Information concerning the Funds’ acquisition of securities of their Brokers during the last fiscal year ended October 31, 2010 is found in Appendix K.
Allocation of Portfolio Transactions
          Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Advisers will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Advisers will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Advisers may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
Allocation of Initial Public Offering (IPO) Transactions
          Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:
          Invesco or the Sub-Advisers may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.
          Invesco Canada, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.
          Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.
          Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Please refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.

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DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
Dividends and Distributions
          The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.
          All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund (hereinafter, “the Fund”) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares — Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.
          The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act, the Internal Revenue Code (Code) and IRS guidance.
Tax Matters
          The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
          This “Tax Matters” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
          This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
          Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
          Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•	Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

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•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
          In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
          The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
          Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a Fund with a high turnover rate may accelerate the recognition of capital

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gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions — Capital gain dividends” For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Foreign Shareholders — U.S. withholding tax at the source” below.
          Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (RIC Mod Act), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.
          Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year , which may change the timing, amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:
(i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and
(ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.
          The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to

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such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
          Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.
          Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
          Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A “qualified fund of funds”, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions — Qualified dividend income for individuals” and — “Corporate dividends received deduction” below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.
          Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Under the RIC Mod Act, the Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar

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year which is after the beginning of the funds’ taxable year. Also, the Funds will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.
          Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Other countries may subject to capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
          Invesco Balanced-Risk Commodity Strategy Fund and Invesco Balanced-Risk Allocation Fund — Investments in Commodities. Each of the Invesco Balanced-Risk Commodity Strategy Fund and the Invesco Balanced-Risk Allocation Fund invests in derivatives, financially-linked instruments, and the stock of its own wholly-owned subsidiary (the “Subsidiary”) to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
          Distribution requirement. The Fund intends to distribute the Subsidiary’s income each year in satisfaction of the Fund’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund. Subpart F income will be distributed by the Fund to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions — PFIC Investments” but the CFC rules supersede the PFIC rules.
          Income requirement. As described above, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, Invesco Balanced-Risk Commodity Strategy Fund and the Invesco Balanced-Risk Allocation Fund each have received a Private Letter Ruling from the IRS confirming that income from a form of commodity-linked note is qualifying income for these purposes. In addition, the Invesco Balanced-Risk Allocation Fund has received a Private Letter Ruling from the IRS confirming that income derived from its Subsidiary will be qualifying income, even if the Subsidiary invests in commodity-linked swaps. The Invesco Balanced-Risk Commodity Strategy

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Fund has applied to the IRS for a Private Letter Ruling relating to the Subsidiary. The IRS has issued a number of similar letter rulings, which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives such as the Subsidiary, constitutes qualifying income. However, the IRS has suspended issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of each Fund’s use of commodity-linked notes, or its Subsidiary (which might be applied retroactively to the Invesco Balanced-Risk Commodity Strategy Fund it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Board may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
          Asset diversification test. For purposes of the Asset Diversification Test, the Fund’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the Asset Diversification Test.
          Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
          In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.
          Invesco Emerging Market Local Currency Debt Fund — Investments in Foreign Currencies. Gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the Income Requirement. It should be noted, however, that for purposes of the Income Requirement, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign

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currency gains which are not directly related to the principal business of the RIC of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Fund, it is possible that the amount of their qualifying income would no longer satisfy the Income Requirement and the Fund would fail to qualify as a RIC. There is a possibility such regulations would be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Board may authorize a significant change in investment strategy or Fund liquidation. It is also possible that the Fund’s strategy of investing in foreign currencies or foreign currency instruments, such as options, futures or forward contracts, might cause the Funds to fail to satisfy the Asset Diversification Test, resulting in their failure to qualify as RICs. The IRS has not issued any guidance on how to apply the asset diversification test to foreign currencies or instrument on foreign currencies. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Taxation of the Fund — Qualification as a regulated investment company.”
          Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
          Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
          Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% or 25% (through 2012) depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
          Qualified dividend income for individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, CFCs (such as the Subsidiary; see, “Invesco Balanced-Risk Commodity Strategy Fund and Invesco Balanced-Risk Allocation Fund —

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Investments in Commodities”) and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
          Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
          Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs”.
          Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
          Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds i.e., a fund is at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year is represented by interests in other RICs the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders, see “Tax Treatment of Portfolio Transactions-Securities lending” below.

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          Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
          U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations ((e.g. Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Asset allocation funds”.
          Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
          Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).
          Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
          Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through an advanced retirement account, such as a 401(k) plan or an individual

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retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
          The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.
          In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:

•	First-In First-Out — shares acquired first in the account are the first shares depleted.

•	Last-In First-Out — shares acquired last in the account are the first shares depleted.

•	High Cost — shares acquired with the highest cost per share are the first shares depleted.

•	Low Cost — shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization — depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains

•	Specific Lot Identification — shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

          You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
          The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first-in first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.
          The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of

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covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
          If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.
          Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.
          Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.
          Deferral of basis — any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.
          Conversion of shares into shares of the same Fund. The conversion of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.

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          Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
          Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks — Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
          In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
          Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
          Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
          Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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          The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
          In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.
          Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
          Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
          PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as

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a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains. Also, see “Invesco Balanced-Risk Commodity Strategy Fund and Invesco Balanced-Risk Allocation Fund — Investments in Commodities” with respect to investment in the Subsidiary.
          Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
          Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.
          Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and

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otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
          These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
          Investments in partnerships and qualified publicly traded partnerships (QPTP). For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether the fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualifications as a Regulated Investment Company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
          Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent Revenue Ruling, as well as in a number of follow-on Private Letter Rulings, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this Statement of Additional Information, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. In lieu

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of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirements, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of a fund with respect to which the extended due date of the return is after December 22, 2010. Also see, “Invesco Balanced-Risk Commodity Strategy Fund and Invesco Balanced-Risk Allocation Fund — Investments in Commodities” with respect to investment in the Subsidiary.
          Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
          Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.
          Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
          The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
          Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”

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          Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (“foreign shareholder”), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
          Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
          U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:
•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends. After such sunset date, short-term capital gains are taxable to Non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

          However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
          Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
          Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s

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distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.” These rules generally apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012, or made permanent). After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.
          Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
          Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28% subject to increase to 31% as described above) and if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
          Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the U.S. tax certification rules described above. The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
          U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000). Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012,

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or made permanent) will be able to exempt from federal estate tax the proportion of the value of the Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the nonresident alien shareholder’s death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States.
          Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
DISTRIBUTION OF SECURITIES
Distributor
          The Trust has entered into master distribution agreements, as amended, relating to the Funds (the Distribution Agreements) with Invesco Distributors, Inc. (Invesco Distributors), a registered broker-dealer and a wholly owned subsidiary of Invesco, pursuant to which Invesco Distributors acts as the distributor of shares of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.” In addition to the Funds, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors. The following Distribution of Securities information is about all of the Invesco Funds that offer retail and/or institutional share classes. Not all Invesco Funds offer all share classes.
          The Distribution Agreements provide Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.
          Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales. Invesco Distributors or its predecessor has paid sales commissions from its own resources to dealers who sold Class B, B5 and C5 shares of the Funds at the time of such sales.
          Payments for Class B shares equaled 4.00% of the purchase price of the Class B shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Distributors under the Class B Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of such sales commissions plus financing costs. Effective February 1, 2010, Invesco Distributors will not sell new Class B shares.
          Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds at the time of such sales. A predecessor of Invesco Distributors paid sales commission to dealers and institutions who sold Class C5 shares of the Invesco Funds at the time of such sales. Payments for Class C shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% for such shares. Invesco Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Distributors under the Class C Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco

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Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.
          Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.
          The Trust (on behalf of any class of any Invesco Fund) or Invesco Distributors may terminate the Distribution Agreements on 60 days’ written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.
          Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended October 31 are found in Appendix M.
Distribution Plans
          The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class A shares, Class B shares, Class C shares, Class P shares, Class R shares, Class S shares and Investor Class shares, if applicable (collectively the Plans).
          Each Fund, pursuant to its Class A, Class B, Class C, Class P, Class R and Class S Plans pays Invesco Distributors compensation at the annual rate, shown immediately below, of the Fund’s average daily net assets of the applicable class.

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Fund	Class A	Class B	Class C	Class R
Invesco Balanced-Risk Allocation Fund	0.25%	1.00%	1.00%	0.50%
Invesco Balanced-Risk Commodity Strategy Fund	0.25	1.00	1.00	0.50%
Invesco China Fund	0.25	1.00	1.00	N/A
Invesco Developing Markets Fund	0.25	1.00	1.00	N/A
Invesco Emerging Market Local Currency Debt Fund	0.25	N/A	1.00	0.50
Invesco Emerging Markets Equity Fund	0.25	N/A	1.00	0.50
Invesco Endeavor Fund	0.25	1.00	1.00	0.50
Invesco Global Health Care Fund	0.25	1.00	1.00	N/A
Invesco International Total Return Fund	0.25	1.00	1.00	N/A
Invesco Premium Income Fund	0.25	N/A	1.00	0.50
Invesco Small Companies Fund	0.25	1.00	1.00	0.50
          Invesco Global Health Care Fund, pursuant to its Investor Class Plan, pays Invesco Distributors compensation at the annual rate of 0.25% of the Fund’s average daily net assets of its Investor Class Shares.
          All of the Plans compensate or reimburse Invesco Distributors, as applicable, for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.
          Amounts payable by a Fund under the Class A, Class B, Class C, Class P, Class R and Investor Class Plans need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to Invesco Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Distributors will retain the full amount of the fee.
          Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R, Class P, Class S or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco Distributors and the Fund.
          The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares, 0.15% of the average daily net assets of Class S

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shares, and 0.10% of the average daily net assets of Class P shares, attributable to the customers selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting a principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.
          Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds’ shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund’s shares are held.
          Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Distributors.
          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
          See Appendix N for a list of the amounts paid by each class of shares of each Fund to Invesco Distributors pursuant to the Plans for the year, or period, ended October 31, 2009 and Appendix O for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2009.
          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
          The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
          Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees,

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including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.
          The Class B Plan obligates Class B shares to continue to make payments to Invesco Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.
FINANCIAL STATEMENTS
          The Fund’s financial statements for the period ended October 31, 2011, including the Financial Highlights pertaining thereto, and the reports of the independent registered public accounting firm thereon, are incorporated by reference into this Statement of Additional Information (SAI) from the Fund’s Annual Report to shareholders.
          The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.
PENDING LITIGATION
Investigations Related to Market Timing
          On August 30, 2005, the West Virginia Office of the State Auditor — Securities Commission (WVASC) issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco and Invesco Distributors (collectively, Invesco) (Order No. 05-1318). The WVASC made findings of fact that Invesco allegedly entered into certain arrangements permitting market timing of the Invesco Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco violated the West Virginia securities laws. The WVASC ordered Invesco to cease any further violations and sought to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an “administrative assessment” to be determined by the Commissioner. This matter was suspended indefinitely. On October 27, 2011, a hearing examiner was appointed to this matter.

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APPENDIX A
RATINGS OF DEBT SECURITIES
     The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch.
Moody’s Long-Term Debt Ratings
     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
     B: Obligations rated B are considered speculative and are subject to high credit risk.
     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Moody’s Short-Term Prime Rating System
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-1

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP (Not Prime)
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.
     Moody’s municipal ratings are as follows:
Moody’s U.S. Long-Term Municipal Bond Rating Definitions
     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.
     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.
     Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Note: Also, Moody’s applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

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Moody’s MIG/VMIG US Short-Term Ratings
     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.
     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.
     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.
     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.
     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.
     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.
     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s Long-Term Corporate and Municipal Ratings
     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.
     S&P describes its ratings for corporate and municipal bonds as follows:

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     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.
     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
     NR: Not Rated.
     Plus (+) or minus (-): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.
S&P Dual Ratings
     S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.
     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).
S&P Commercial Paper Ratings
     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
     These categories are as follows:
     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-4

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B: Issues rated “B” are regarded as having only speculative capacity for timely payment.
     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
     D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.
S&P Short-Term Municipal Ratings
     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
     Note rating symbols are as follows:
     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3: Speculative capacity to pay principal and interest.
Fitch Long-Term Credit Ratings
     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.
     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international Long-term “AAA” — “BBB” categories; Short-term “F1” — “F3”) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international Long-term “BB” — “D”; Short-term “B” — “D”) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on “AAA” rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for “BBB” rated bonds was 0.35%, and for “B” rated bonds, 3.0%.

A-5

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.
     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.
     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.
     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.
     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.
     A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.
     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.
     NR: Indicates that Fitch does not rate the specific issue.
     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch’s discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.
     RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated

A-6

as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.
Fitch Speculative Grade Bond Ratings
     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.
     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
     CC: Default of some kind appears probable.
     C: Bonds are in imminent default in payment of interest or principal.
     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.
     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.
Fitch Short-Term Credit Ratings
     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+;”
     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.
     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

A-7

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     D: Default. Issues assigned this rating are in actual or imminent payment default.

A-8

APPENDIX B
Persons to Whom Invesco Provides
Non-Public Portfolio Holdings on an Ongoing Basis
(as of January 31, 2012)

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Barclays Capital, Inc.	Broker (for certain Invesco Funds)
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
BOWNE & Co.	Financial Printer
Brown Brothers Harriman & Co.	Securities Lender (for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Greater Houston Publishers, Inc.	Financial Printer
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)

B-1

Service Provider	Disclosure Category
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)

B-2

Service Provider	Disclosure Category
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

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APPENDIX C
TRUSTEES AND OFFICERS
As of January 31, 2012
The address of each trustee and officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief	140	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

C-1

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and

C-2

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

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				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

C-4

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired	140	None

C-5

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	140	None

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known	N/A	N/A

C-6

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and

C-7

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice

C-8

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President,

C-9

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

C-10

Trustee Ownership of Fund Shares as of December 31, 2011

Aggregate Dollar Range
of Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity Securities		Trustee in The Invesco
Name of Trustee	Per Fund		Family of Funds
Martin L. Flanagan	None		Over $100,000
Philip A. Taylor	None		-0-
Wayne M. Whalen	None		Over $100,000
David C. Arch	None		Over $100,000
Frank S. Bayley	Invesco Developing Markets Fund Invesco Small Companies Fund	$10,001 — $50,000 $50,001 — $100,000	Over $100,000
James T. Bunch	None		Over $100,000[4]
Bruce L. Crockett	Invesco China Fund Invesco Developing Markets Fund	$10,001 — $50,000 $10,001 — $50,000	Over $100,000[4]
Rodney Dammeyer	Invesco Balanced-Risk Commodity Strategy Fund	Over $100,000	Over $100,000
Albert R. Dowden	Invesco China Fund Invesco Developing Markets Fund	$10,001 — $50,000 $10,001 — $50,000	Over $100,000
Jack M. Fields	Invesco China Fund Invesco Developing Markets Fund	$50,001 — $100,000 $50,001 - $100,000	Over $100,000[4]
Carl Frischling	Invesco Developing Markets Fund Invesco International Total Return Fund	Over $100,000 Over $100,000
	Invesco Small Companies Fund	Over $100,000	Over $100,000[4]
Prema Mathai-Davis	Invesco Developing Markets Fund	$1 — $10,000	Over $100,000[4]
Larry Soll	Invesco Global Health Care Fund	Over $100,000	Over $100,000[4]
Hugo F. Sonnenschein	None		Over $100,000
Raymond Stickel, Jr.	None		Over $100,000

[4]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

C-11

APPENDIX D
TRUSTEE COMPENSATION TABLE
Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2011:

				Total
			Estimated	Compensation
	Aggregate	Retirement Benefits	Annual Benefits	From all Invesco
	Compensation	Accrued by All	Upon	Funds(4) Paid to
Trustee	from the Trust(1)	Invesco Funds(2)	Retirement(3)	Trustees
Interested Trustee
Wayne Whalen	$23,144	$304,730	$195,000	$399,000
Independent Trustees
David C. Arch	24,064	164,973	195,000	412,250
Bob R. Baker(5)	24,661	233,415	248,337	320,050
Frank S. Bayley	28,017	236,053	195,000	420,000
James T. Bunch	25,666	302,877	195,693	385,000
Bruce L. Crockett	48,619	227,797	195,000	693,500
Rodney Dammeyer	24,064	290,404	195,000	412,250
Albert R. Dowden	27,113	296,156	195,000	415,000
Jack M. Fields	23,109	313,488	195.000	307,250
Carl Frischling(6)	27,066	233,415	195,000	356,000
Prema Mathai-Davis	24,878	302,911	195,000	330,000
Lewis F. Pennock(5)	11,632	229,833	195,000	73,000
Larry Soll	28,017	342,675	216,742	375,750
Hugo F. Sonnenschein	23,543	290,404	195,000	412,200
Raymond Stickel, Jr.	29,604	230,451	195,000	399,250

(1)	Amounts shown are based on the fiscal year ended October 31, 2011. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2011, including earnings, was $82,705.

(2)	During the fiscal year ended October 31, 2011, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $77,899.

(3)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.

(4)	All trustees except Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustees of 28 registered investment companies advised by Invesco. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 46 registered investment companies advised by Invesco.

(5)	Bob Baker’s retirement from the Board is effective December 31, 2011. Lewis Pennock’s retirement from the Board was effective March 31, 2011.

D-1

(6)	During the fiscal year ended October 31, 2011, the Trust paid $23,690 in legal fees to Kramer Levin Naftalis & FrankelLLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

D-2

APPENDIX E
PROXY POLICIES AND PROCEDURES
I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance, Proxy Committee

Policy Approver	Invesco Risk Management Committee

Approved/Adopted Date	January 1, 2010, revised August 2011

The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee voting a proxy

January 2010	I.1 - 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
ISS’ Services
Invesco has contracted with ISS, an independent third party service provider, to vote Invesco’s clients’ proxies according to ISS’ proxy voting recommendations determined by ISS pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found here, and which are deemed to be incorporated herein. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.
Custodians forward to ISS proxy materials for clients who rely on Invesco to vote proxies. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

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Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. ISS does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when ISS has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “ISS’ Services,” above.
Recusal by ISS or Failure of ISS to Make a Recommendation
When ISS does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct ISS how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

January 2010	I.1 - 3

Override of ISS’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a ISS recommendation if they believe that a ISS recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a ISS recusal or request for override of a ISS recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

January 2010	I.1 - 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco shall include a representation from ISS that ISS has no conflict of interest with respect to the vote. In instances where ISS has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

January 2010	I.1 - 5

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
▪	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to ISS’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

January 2010	I.1 - 6

In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of ISS) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of ISS). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

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APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature
I.1 Proxy Policy Appendix A
Acknowledgement and Certification

Invesco Perpetual
Policy on Corporate Governance and Stewardship

Invesco Perpetual

Invesco Perpetual
Policy on Corporate Governance and Stewardship

Contents

E-19	Introduction

E-19	Scope

E-19	Responsible voting

E-20	Voting procedures

E-20	Dialogue with companies

E-21	Non-routine resolutions and other topics

E-22	Evaluation of companies’ environmental, social and governance arrangements (ESG)

E-22	Disclosure and reporting

E-23	UK Stewardship Code

E-25	Appendix 1 — Voting on non-UK/European and blocked shares

Invesco Perpetual
Policy on Corporate Governance and Stewardship
1.	Introduction

Invesco Perpetual (IP), a business name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder on behalf of all investors in portfolios managed by them. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests look after shareholders’ value in their companies and comply with local recommendations and practices, such as the UK Corporate Governance Code issued by the Financial Reporting Council and the U.S. Department of Labor Interpretive Bulletins.

IP has a responsibility to optimise returns to its investors. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit in its future earnings streams. In IP’s view, it is about helping to provide the capital it needs to grow, it is about being actively involved in its strategy and it is about helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for our investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than liquidating their share ownership, is the removal of directors.

2.	Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies. As an example, within IP’s ICVC range the following funds are excluded: IP UK Enhanced Index, IP US Equity Benchmark Plus, IP Hong Kong & China, IP Japanese Smaller Companies, IP Global Balanced Index Fund, IP Global ex-UK Core Equity and the IP Global ex-UK Enhanced Index.

3.	Responsible voting

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I — Voting on non-UK/European shares).

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
In voting for or against a proposal, IP will have in mind three objectives, as follows:
•	To protect the rights of its investors

•	To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

•	To protect the long-term value of its clients’ investments.
It is important to note that, when exercising voting rights, the third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a board on any particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will actively exercise the voting rights represented by the shares it manages on behalf of its investors where it is granted the discretion to do so. In certain circumstances the discretion is retained by the client, where they wish to be responsible for applying their own right to vote.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as the time around a shareholder meeting.

4.	Voting procedures

IP will endeavour to keep under regular review with trustees, depositaries, custodians and third party proxy voting services the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions. Although IP’s proxy voting service will provide research and recommendations for each resolution, each fund manager will cast their vote independently considering their own research and dialogue with company management.

Proxy voting research and services are currently provided by Institutional Shareholder Services (ISS), part of the RiskMetrics Group.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). However, IP does not currently enter into any stock lending arrangements as it believes the facility does not support active shareholder engagement.

5.	Dialogue with companies

IP will endeavour, where practicable in accordance with its investment approach, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to shareholder value.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to investors, where possible, in shaping strategy. Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital IP has invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular re-evaluation, which can only be achieved through company meetings.

The building of this relationship facilitates frank and open discussion, and ongoing interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investment was based on a joint understanding of where the business was going and the ability of the management to execute that plan. Inevitably there are times when IP’s views diverge from those of the company’s executives but, where possible, it attempts to work with the company towards a practical solution. However, IP believes that its status as part-owner of a company means that it has both the right and the responsibility to make its views known. The option of selling out of that business is always open, but normally IP prefers to push for change, even if this can be a slow process.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing the company’s prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:
•	Nomination and audit committees

•	Remuneration committee and directors’ remuneration

•	Board balance and structure

•	Financial reporting principles

•	Internal control system and annual review of its effectiveness

•	Dividend and Capital Management policies

•	Socially Responsible Investing policies
6.	Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:
•	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

•	Peer group response to the issue in question

•	Whether implementation would achieve the objectives sought in the proposal

•	Whether the matter is best left to the Board’s discretion.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
7.	Evaluation of companies’ environmental, social and governance arrangements

At IP, each fund manager is individually responsible for environmental, social and governance (ESG) matters, rather than utilising ESG professionals or an internal / external discrete team independent from the fund management process. ESG issues are deemed as an essential component of the fund manager’s overall investment responsibilities. Additionally, fund managers may call on the support of the IP Operations team on any ESG matter.

As mentioned in Section 5, company meetings are an integral part of IP’s investment research approach and discussions at these meetings include all matters that might affect the share price, including ESG issues.

IP’s research is structured to give it a detailed understanding of a company’s key historical and future, long-term business drivers, such as demand for its products, pricing power, market share trends, cash flow and management strategy. This enables IP’s investment teams to form a holistic opinion of management strategy, the quality of the management, an opinion on a company’s competitive position, its strategic advantages/ disadvantages, and corporate governance arrangements, thus incorporating any inherent ESG issues.

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors brought to its attention.

8.	Disclosure and reporting

Although IP acknowledges initiatives of transparency, it is also very aware of its fiduciary duty and the interests of all investors in portfolios managed by them. As such, IP is very cognisant that disclosure of any meeting specific information may have a detrimental affect in its ability to manage its portfolios and ultimately would not be in the best interests of all shareholders. Primarily, this is for investor protection and to allow IP’s fund managers to manage their portfolios in the interests of all its clients.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process.

For clients with individual mandates, (i.e. not invested in a fund), IP may discuss specific issues where it can share details of a client’s portfolio with that specific client. Occasionally, where IP has expressed strong views to management over matters of governance, those views have gained media attention, but IP will never seek to encourage such debates in the media.

On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:
•	In IP’s view, it does not conflict with the best interests of other investors and

•	It is understood that IP will not be held accountable for the expression of views within such voting instructions and

•	IP is not giving any assurance nor undertaking nor has any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding three months will not normally be provided for activities within the funds managed by IP.
Note:

The record of votes will reflect the voting instruction of the relevant fund manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the

Invesco Perpetual
Policy on Corporate Governance and Stewardship
provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.
9.	The UK Stewardship Code

The UK Stewardship Code (the Code)issued by the Financial Reporting Council (FRC) aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire. The Code is applied on a ‘comply or explain’ approach. IP sets out below how it complies with each principle or details why it chooses not to.

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

IP complies with Principle 1 and publishes the Invesco Perpetual Policy on Corporate Governance and Stewardship on its website —

http://investor.invescoperpetual.co.uk/portal/site/ipinvestor/aboutus/ukstewardshipcode/

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

IP complies with Principle 2 by meeting its regulatory requirement of having an effective Conflicts of Interest Policy. Any conflicts of interest arising through its stewardship of investee companies will be handled in accordance with that policy.

In respect of stewardship, IP anticipates the opportunity for conflicts arising would be limited, e.g. where it invests in a company that is also a broker (i.e. dealing) of, or client of IP.

Principle 3

Institutional investors should monitor their investee companies.

As an active shareholder, IP complies with Principle 3. Through its investment process, fund managers endeavour to establish on a proportionate basis ongoing dialogue with company management and this is likely to include regular meetings. In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all future key engagement activities.

When casting votes on behalf of investors, IP keeps detailed records of all instructions given in good faith to third parties such as trustees, depositories and custodians. Although the rationale for voting in a particular manner is not automatically captured through the voting process, the individually responsible fund manager would be expected to be able to clearly articulate their decision whenever required.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

IP complies with Principle 4 with its fund managers managing corporate governance matters independently being a key part of their investment process to protect and add value on behalf investors. Initially any issues / concerns would be raised by its fund managers through IP’s process of ongoing dialogue and company meetings. On occasions that a fund manager believes an issue is significant enough to be escalated, this will be done through IP’s Chief Investment Officer (CIO) and the IP Operations team who will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate.

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and, as they pertain to the UK market, are not in breach of ‘concert party’ rules. Other shareholders can engage directly with the relevant fund manager or through an investment adviser. Alternatively, enquiries can be directed to the members of the IP Operations team detailed below:
•	Charles Henderson — Head of IP Operations and Dealing

•	Dan Baker — IP Operations Manager
Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity.

As detailed in Section 3, IP is committed to voting on all the UK stocks it holds for its underlying investors and where it has the full discretion to do so. Whilst comprehensive records of IP’s voting instructions are maintained, IP does not report specifically on its voting activity. Whilst being mindful of its fiduciary duty and the interest of all investors, IP believes that automatic public disclosure of its voting records may have a detrimental affect on its ability to manage its portfolios and ultimately would not be in the best interest of all shareholders.

On specific requests from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to limitations detailed in Section 8.

Principle 7

Institutional investors should report periodically on their stewardship and voting activities.

IP complies with Principle 7 through a commitment to provide regular illustrations of its engagement activities and to respond to voting record requests from investors in its portfolios on an individual basis.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process. On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to certain limitations outlined in Section 8. Although the rationale for its voting decision is not captured through the voting process, individual fund managers would be expected to articulate their decision whenever required.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
Appendix 1
Voting on non-UK/European shares
When deciding whether to exercise the voting rights attached to its clients’ non-UK/European shares, IP will take into consideration a number of factors. These will include the:
•	Likely impact of voting on management activity, versus the cost to the client

•	Portfolio management restrictions (e.g. share blocking) that may result from voting

•	Preferences, where expressed, of clients
Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.
Note: Share blocking
Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

As at 30 September 2010.
Information our products is available on the contact details provided below.
Telephone calls may be recorded.
The value of investments and any income will fluctuate (this may partly be the result of exchange rate fluctuations) and investors may not get back the full amount invested.
Past performance is not a guide to future returns.
Where Invesco Perpetual has expressed views and opinions, these may change.
Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Services Authority.
Invesco Asset Management Limited
Perpetual Park, Perpetual Park Drive, Henley-on-Thames,
Oxfordshire, RG9 1HH
Telephone: Broker Services 0800 0282121
www.invescoperpetual.co.uk
30 Finsbury Square, London EC2A 1AG
Telephone: 020 7065 4000
www.invescoperpetual.co.uk/institutional
Registered in England 949417
Registered Office: 30 Finsbury Square, London, EC2A 1AG

1.	Proxy Voting Policy
1.1	Introduction

Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way Invesco represents its clients in matters of corporate governance is through the proxy voting process.

This policy sets out Invesco Australia’s approach to proxy voting in the context of portfolio management, client service responsibilities and corporate governance principles.

This policy applies to;
•	all Australian based and managed funds and mandates, in accordance with IFSA Standard No. 13.00 October 2004, clause 9.1 and footnote #3.
This policy does not apply;
•	where investment management of an international fund has been delegated to an overseas Invesco company, proxy voting will rest with that delegated manager.
In order to facilitate its proxy voting process and to avoid conflicts of interest where these may arise, Invesco may retain a professional proxy voting service to assist with in-depth proxy research, vote recommendations, vote execution, and the necessary record keeping.

1.2	Guiding Principles

1.2.1	The objective of Invesco’s Proxy Voting Policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.2.2	The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.2.3	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.

1.2.4	Invesco considers that proxy voting rights are an important power, which if exercised diligently can enhance client returns, and should be managed with the same care as any other asset managed on behalf of its clients.

1.2.5	Invesco may choose not to vote on a particular issue if this results in shares being blocked from trading for a period of more than 4 hours; it may not be in the interest of clients if the liquidity of investment holdings is diminished at a potentially sensitive time, such as that around a shareholder meeting.
1.3	Proxy Voting Authority

1.3.1	Authority Overview

An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

Proxy voting policy follows two streams, each defining where discretion to exercise voting power should rest — with Invesco as the investment manager (including its ability to outsource the function), or with individual mandate clients.

Under the first alternative, Invesco’s role would be both to make voting decisions, for pooled funds and on individual mandate clients’ behalf, and to implement those decisions.

Under the second alternative, where IM clients retain voting control, Invesco has no role to play other than administering voting decisions under instructions from our clients on a cost recovery basis.

1.3.2	Individually-Managed Clients

IM clients may elect to retain voting authority or delegate this authority to Invesco. If delegated, Invesco will employ either ISS or ASCI guidelines (selected at inception by the client) but at all times Invesco Investment Managers will retain the ability to override any decisions in the interests of the client. Alternate overlays and ad hoc intervention will not be allowed without Board approval.

In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes.

Some individually-managed clients may wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers[1].

The choice of this directive will occur at inception or at major review events only. Individually managed clients will not be allowed to move on an ad hoc basis between delegating control to the funds manager and full direct control.

[1]	In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations that have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio. Such arrangements will be costed into administration services at inception.

1.3.3	Pooled Fund Clients

The funds manager is required to act solely in the collective interests of unit holders at large rather than as a direct agent or delegate of each unit holder. The legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit holders in the pooled fund as a whole.

All proxy voting decisions may be delegated to an outsourced provider, but Invesco investment managers will retain the ability to override these decisions in the interests of fund unit holders.

1.4	Key Proxy Voting Issues

1.4.1	Issues Overview

Invesco will consider voting requirements on all issues at all company meetings directly or via an outsourced provider. We will generally not announce our voting intentions and the reasons behind them.

1.4.2	Portfolio Management Issues

Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we invest in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Administrative constraints are highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases,

Invesco will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, reasonable consideration of issues and the actual casting of a vote on all such resolutions would entail an unreasonable administrative workload and cost. For this reason, Invesco may outsource all or part of the proxy voting function at the expense of individual funds. Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service.
1.5	Internal Proxy Voting Procedure

In situations where an override decision is required to be made or where the outsourced provider has recused itself from a vote recommendation, the responsible Investment Manager will have the final say as to how a vote will be cast.

In the event that a voting decision is considered not to be in the best interests of a particular client or where a vote is not able to be cast, a meeting may be convened at any time to determine voting intentions. The meeting will be made up of at least three of the following:
Chief Executive Officer;

Head of Operations & Finance;

Head of either Legal or Compliance; and

Relevant Investment Manager(s).
1.6	Client Reporting
Invesco will keep records of its proxy voting activities, directly or through outsourced reporting.
Upon client election, Invesco will report quarterly or annually to the client on proxy voting activities for investments owned by the client.

A record will be kept of the voting decision in each case by Invesco or its outsourced provider. Invesco will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 — Proxy Voting.

Voting Rights Policy
This document sets out the high level Proxy Voting policy of Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH. The principles within this policy are followed by both Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH or to any of its delegates as applicable
Introduction:
Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH is committed to the fair and equitable treatment of all its clients. As such Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH has put in place procedures to ensure that voting rights attached to securities within a UCITS for which it is the Management Company are exercised where appropriate and in the best interests of the individual UCITS itself. Where Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH delegates the activity of Investment Management it will ensure that the delegate has in place policies and procedures consistent with the principles of this policy.
Outline of Voting Rights Process:
Voting opportunities which exist in relation to securities within each individual UCITS are monitored on an ongoing basis in order to ensure that advantage can be taken of any opportunity that arises to benefit the individual UCITS.
It is has been identified that a voting opportunity exist, an investment decisions is taken whether or not the opportunity to vote should be exercised and, if relevant, the voting decision to be taken. Considerations which are taken into account include:
–	the cost of participating in the vote relative to the potential benefit to the UCITS

–	the impact of participation in a vote on the liquidity of the securities creating the voting opportunity due to the fact that some jurisdictions will require that the securities are not sold for a period if they are the subject of a vote.

–	Other factors as deemed appropriate by the Investment Manager in relation to the investment objectives and policy of the individual UCITS.
It may be the case that an investment decision is taken not to participate in a vote. Such decisions can be equally appropriate due to the considerations applied by the investment team to determine the relative benefit to the individual UCITS, based on criteria such as fund size, investment objective, policy and investment strategy applicable.

Information on Voting Activity:
Further information on votes which were available to individual UCITS and actions taken are available to unitholders free of charge and by request to the UCITS Management Company.
Conflicts of Interest:
(name of management company) has a Conflict of Interest Policy which outlines the principles for avoiding, and where not possible, managing conflicts of interest. At no time will Invesco use shareholding powers in respect of individual UCITS to advance its own commercial interests, to pursue a social or political cause that is unrelated to a UCITS economic interests, or to favour another UCITS or client or other relationship to the detriment of others. This policy is available, free of cost, from the (name of Management Company.)

B6. Proxy Voting
Policy Number: B-6                Effective Date: May 1, 2001                Revision Date: December 2010

1. Purpose and Background
In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the Fund and must act in its best interest.
2. Application
Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the accounts (“Accounts”) that it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”), investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”).but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised to affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment management agreement between the client and Invesco Trimark provides otherwise.
Unless the investment management agreement between Invesco Trimark and its client provides otherwise, Invesco Trimark’s portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Account. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the “Guidelines”), as amended from time to time, a copy of which is attached to this policy.
When a proxy is voted against the recommendation of the publicly traded company’s management, the portfolio manager or designate will provide to the Chief Investment Officer (“CIO”) the reasons in writing for any vote in opposition to management’s recommendation.
Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Accounts, in accordance with the Guidelines.
3. Proxy Administration, Records Management and Data Retention
3.1 Proxy Administration
Invesco Trimark has a dedicated proxy team within the Investment Operations and Support department (“Proxy Team”). This team is responsible for managing all proxy voting materials. The Proxy Team endeavours to ensure that all proxies and notices are received from all issuers on a timely basis.

Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.
Once a circular is received, the Proxy Team verifies that all shares and Accounts affected are correctly listed. The Proxy Team then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.
Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent.
3.2 Records Management and Data Retention
Invesco Trimark will maintain for all Accounts a record of all proxies received, a record of votes cast and a copy of the reasons for voting against management. In addition, for the US Funds Invesco Trimark will maintain a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.
The external proxy service provider retains on behalf of Invesco Trimark electronic records of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to Invesco Trimark for a period of 7 years.
In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.
4. Reporting
The CIO will report on proxy voting to the Compliance Committees of the Invesco Trimark Fund Advisory Board and the Boards of Directors of Invesco Trimark Canada Fund Inc. and Invesco Trimark Corporate Class Inc. (collectively, the “Board Compliance Committees”) on an annual basis with respect to all Canadian Funds and investment funds managed by Invesco Trimark but sub-advised by a Sub-Adviser. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.
In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds must be prepared annually (for the period ended June 30) and must be posted on Invesco Trimark’s website no later than August 31st of each year.
The Invesco Trimark Compliance department (“Compliance department”) will review a sample of the proxy voting records posted on Invesco Trimark’s website on an annual basis to confirm that the records are posted by the August 31st deadline under NI 81-106.

A summary of the review will be maintained and preserved by the Compliance department in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.

INVESCO TRIMARK
PROXY VOTING GUIDELINES
Purpose
The purpose of this document is to describe Invesco Trimark’s general guidelines for voting proxies received from companies held in the accounts (“Accounts”) for which it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”) and investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”) but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised by affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment advisory agreement between the client and Invesco Trimark provides otherwise.
As part of its due diligence, the Invesco Trimark Compliance department will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.
Introduction
Invesco Trimark has a fiduciary obligation to act in the best long-term economic interest of the Accounts when voting proxies of portfolio companies.
The default is to vote with the recommendation of the publicly traded company’s management.
As a general rule, Invesco Trimark shall vote against any actions that would:
•	reduce the rights or options of shareholders,

•	reduce shareholder influence over the board of directors and management,

•	reduce the alignment of interests between management and shareholders, or

•	reduce the value of shareholders’ investments.
At the same time, since Invesco Trimark’s Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the recommendations of company management. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of company management.

While Invesco Trimark’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.
These guidelines may be amended from time to time.
Conflicts of Interest
When voting proxies, Invesco Trimark’s portfolio managers assess whether there are material conflicts of interest between Invesco Trimark’s interests and those of the Account. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark’s relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark’s relationship with the company into account, and will vote the proxies in the best interest of the Account. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.
I. BOARDS OF DIRECTORS
We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.
Voting on Director Nominees in Uncontested Elections
Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term company performance relative to a market index,

•	Composition of the board and key board committees,

•	Nominee’s attendance at board meetings,

•	Nominee’s time commitments as a result of serving on other company boards,

•	Nominee’s investments in the company,

•	Whether the chairman is also serving as CEO, and

•	Whether a retired CEO sits on the board.
Voting on Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term financial performance of the target company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions.
Majority Threshold Voting for Director Elections
We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.
Separating Chairman and CEO
Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.
While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	Majority of independent directors;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Majority of Independent Directors
While we generally support proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.
We generally vote for proposals that request that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.
Stock Ownership Requirements
We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.
We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.
Size of Boards of Directors
We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.
While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.
Classified or Staggered Boards
In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.
We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.
Director Indemnification and Liability Protection
We recognize that many individuals may be reluctant to serve as corporate directors if they are personally liable for all lawsuits and legal costs. As a result, limitations on directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.
We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
II. AUDITORS
A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.
Ratification of Auditors
We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.
We generally vote for the reappointment of the company’s auditors unless:
•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises their independence.
Disclosure of Audit vs. Non-Audit Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.
There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.
III. COMPENSATION PROGRAMS
Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.
While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):
Cash Compensation and Severance Packages
We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.
Executive Compensation (“say on pay”)
Proposals requesting that companies subject each year’s compensation record to a non binding advisory shareholder vote, or so-called “say on pay” proposals will be evaluated on a case-by-case basis.
Equity Based Plans — Dilution
Equity compensation plans can increase the number of shares of a company and therefore dilute the value of existing shares. While such plans can be an effective compensation tool in moderation, they can be a concern to shareholders and their cost needs to be closely watched. We assess proposed equity compensation plans on a case-by-case basis.
Employee Stock Purchase Plans
We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.
Loans to Employees
We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.
Stock Option Plans — Board Discretion
We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.
Stock Option Plans — Inappropriate Features
We will generally vote against plans that have any of the following structural features:
•	ability to re-price “underwater” options without shareholder approval,

•	ability to issue options with an exercise price below the stock’s current market price,

•	ability to issue “reload” options, or

•	automatic share replenishment (“evergreen”) features.
Stock Option Plans — Director Eligibility
While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined
Stock Option Plans — Repricing
We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.
Stock Option Plans — Vesting
We will vote against stock option plans that are 100% vested when granted.
Stock Option Plans — Authorized Allocations
We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.
Stock Option Plans — Change in Control Provisions
We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.
IV. CORPORATE MATTERS
We will review proposals relating to changes to capital structure and restructuring on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

Common Stock Authorization
We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Dual Class Share Structures
Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.
We will generally vote against proposals to create or extend dual class share structures where classes have different voting rights.
Stock Splits
We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.
Reverse Stock Splits
We will vote for proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
Share Repurchase Programs
We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.
Reincorporation
Reincorporation involves re-establishing the company in a different legal jurisdiction.
We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will generally not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.
Mergers & Acquisitions
We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:
•	will result in financial and operating benefits,

•	have a fair offer price,

•	have favourable prospects for the combined companies, and

•	will not have a negative impact on corporate governance or shareholder rights.
V. SOCIAL RESPONSIBILITY
We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.
We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.
We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.
VI. SHAREHOLDER PROPOSALS
Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:
•	the proposal’s impact on the company’s short-term and long-term share value,

•	its effect on the company’s reputation,

•	the economic effect of the proposal,

•	industry and regional norms applicable to the company,

•	the company’s overall corporate governance provisions, and

•	the reasonableness of the request.
We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:
•	the company has failed to adequately address these issues with shareholders,

•	there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

•	the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.
Ordinary Business Practices
We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.
Protection of Shareholder Rights
We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
Barriers to Shareholder Action
We will generally vote for proposals to lower barriers to shareholder action.
Shareholder Rights Plans
We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.
VII. OTHER
We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).
Reimbursement of Proxy Solicitation Expenses
Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

Invesco Hong Kong Limited
PROXY VOTING POLICY
1 February 2010

Introduction	E-48

1. Guiding Principles	E-49

2. Proxy Voting Authority	E-50

3. Key Proxy Voting Issues	E-52

4. Internal Administration and Decision-Making Process	E-54

5. Client Reporting	E-56

INTRODUCTION

This policy sets out Invesco’s approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients
Invesco’s proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1. GUIDING PRINCIPLES

1.1	Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

1.2	The sole objective of Invesco’s proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.3	Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder’s role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise’s Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.4	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

1.5	Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2. PROXY VOTING AUTHORITY

2.1	An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

2.2	An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest — with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco’s role would be both to make voting decisions on clients’ behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

2.3	In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

2.4	Individually-Managed Clients

2.4.1	As a matter of general policy, Invesco believes that unless a client’s mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client’s interests alone.

2.4.2	The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

2.4.3	In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

2.4.4	While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

2.4.5	In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

2.4.6	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

PROXY VOTING AUTHORITY
Individually-Managed Clients

Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.
In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.
2.5	Pooled Fund Clients

2.5.1	The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

2.5.2	These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

2.5.3	As in the case of individually-managed clients who delegate their proxy voting authority, Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

2.5.4	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

PROXY VOTING AUTHORITY
Pooled Fund Clients
In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.
Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3. KEY PROXY VOTING ISSUES

3.1	This section outlines Invesco’s intended approach in cases where proxy voting authority is being exercised on clients’ behalf.

3.2	Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

3.3	Invesco applies two underlying principles. First, our interpretation of ‘material voting issues’ is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ portfolios through investment performance and client service.

3.4	In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

3.5	Portfolio Management Issues — Active Equity Portfolios

3.5.1	While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

3.5.2	In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

3.5.3	Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority — either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

KEY VOTING ISSUES
Major Corporate Proposals
Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.
•	contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

•	approval of changes of substantial shareholdings;

•	mergers or schemes of arrangement; and

•	approval of major asset sales or purchases.
As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.
Invesco’s approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.
3.6	Administrative Issues

3.6.1	In addition to the portfolio management issues outlined above, Invesco’s proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients’ behalf.

3.6.2	There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

3.6.3	In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

3.6.4	While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

3.6.5	These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a “yes” vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

3.6.6	Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

KEY PROXY VOTING ISSUES
Administrative Constraints
In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.
A significant proportion in this context means 5% or more of the market capitalisation of the company.

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

4.1	The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:
4.2	As shown by the diagram, a central administrative role is performed by our Corporate Action Team, located within the Client Administration section. The initial role of the Corporate Action Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

4.3	A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

4.4	Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

4.5	The voting decision is then documented and passed back to the Corporate Action Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Corporate Action Team logs all proxy voting activities for record keeping or client reporting purposes.

4.6	A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting “season”, when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco’s ability to influence a custodian’s service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

4.7	The following policy commitments are implicit in these administrative and decision-making processes:

INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS
Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.
The voting decision will be made by the Primary Investment Manager responsible for the market in question.
A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.
Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients’ behalf.
Invesco’s ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5. CLIENT REPORTING

5.1	Invesco will keep records of its proxy voting activities.

5.2	Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

5.2	The following points summarise Invesco’s policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client’s mandate):

CLIENT REPORTING
Where proxy voting authority is being exercised on a client’s behalf, a statistical summary of voting activity will be provided on request as part of the client’s regular quarterly report.
Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

Invesco PowerShares Capital Management LLC
PROXY VOTING POLICY — OVERVIEW
Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) has adopted proxy voting policies with respect to securities owned by the exchange-traded funds (“ETFs”) for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:
1) applies its proxy voting policies consistently;

2) documents the reasons for voting;

3) maintains records of voting activities; and

4) monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.
Proxy Voting
Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.’s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.
Share blocking
Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy
With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio, and PowerShares Senior Loan Portfolio the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio, and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

Column B Routine Requested Reports

Proxy Paper Guidelines
2010 Proxy Season

United States

GLASS LEWIS & Co.

Column B Routine Requested Reports

Contents
I. A Board of Directors That Serves the Interests of Shareholders	E-62
Election of Directors	E-62
Independence	E-62
Voting Recommendations — Board Independence	E-64
Committee Independence	E-64
Independent Chairman	E-64
Performance	E-65
Voting Recommendations — Performance	E-65
Audit Committees and Performance	E-66
Standards for Assessing the Audit Committee	E-66
Compensation Committee Performance	E-69
Nominating and Governance Committee Performance	E-71
Board-level Risk Management Oversight	E-73
Experience	E-73
Voting Recommendations — Director Experience	E-73
Other Considerations	E-74
Conflicts of Interest	E-74
Size of the Board of Directors	E-75
Controlled Companies	E-75
Independence Exceptions	E-75
Size of the Board of Directors	E-76
Audit Committee Independence	E-76
Mutual Fund Boards	E-76
Declassified Boards	E-77
Mandatory Director Retirement Provisions	E-78
Director Term and Age Limits	E-78
Requiring Two or More Nominees per Board Seat	E-79
Shareholder Access	E-79
Majority Vote for the Election of Directors	E-79
The plurality vote standard	E-80
Advantages of a majority vote standard	E-80
II. Transparency and Integrity of Financial Reporting	E-81
Auditor Ratification	E-81
Voting Recommendations on Auditor Ratification	E-81
Pension Accounting Issues	E-82
III. The Link Between Compensation and Performance	E-83
Full Disclosure of Executive Compensation	E-83
Advisory Vote on Executive Compensation (“Say-on-Pay”)	E-83
Limits on Executive Compensation	E-84
Limits on Executive Stock Options	E-84
Equity-Based Compensation Plans	E-85

Column B Routine Requested Reports

Option Exchanges	E-86
Performance-Based Options	E-86
Option Backdating, Spring-Loading, and Bullet-Dodging	E-87
162(m) Plans	E-87
Director Compensation Plans	E-88
IV. Governance Structure and the Shareholder Franchise	E-89
Anti-Takeover Measures	E-89
Poison Pills (Shareholder Rights Plans)	E-89
NOL Poison Pills	E-89
Fair Price Provisions	E-90
Reincorporation	E-90
Authorized Shares	E-91
Advance Notice Requirements for Shareholder Ballot Proposals	E-92
Voting Structure	E-92
Cumulative Voting	E-92
Supermajority Vote Requirements	E-93
Transaction of Other Business	E-93
Anti-Greenmail Proposals	E-93
Mutual Funds: Investment Policies and Advisory Agreements	E-93
V. Environmental, Social and Governance Shareholder Initiatives	E-95
Governance	E-95
Right of Shareholders to Call a Special Meeting	E-95
Right of Shareholders to Act by Written Consent	E-96
Board Composition	E-96
Compensation	E-97
Severance Agreements	E-97
Advisory Vote on Executive Compensation (“Say-on-Pay”)	E-97
Bonus Recoupments (“Clawbacks”)	E-98
Linking Executive Pay to Social Criteria	E-99
Environment	E-99
Climate Change, Green House Gas Emission Disclosure Proposals	E-99
Sustainability	E-100
Sustainable Forestry	E-100
Social Issues	E-101
Non-Discrimination Policies	E-101
MacBride Principles	E-101
Human Rights	E-102
Military and US Government Business Policies	E-102
Foreign Government Business Policies	E-102
Health Care Reform Principles	E-103
Tobacco	E-103
Reporting Contributions and Political Spending	E-103
Animal Welfare	E-104

Column B Routine Requested Reports
I. A Board of Directors That Serves the Interests of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Column B Routine Requested Reports
three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Affiliated Director — An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;4 and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.
Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

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Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.6
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.
In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.7 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/ chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6]	Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.8
2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

[8]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”9
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”10
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

[9]	Audit Committee Effectiveness — What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:11
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11. The audit committee chair12 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

[11]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[12]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

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12. All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.14
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

[13]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[14]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Compensation Committee Performance
Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

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We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:15
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.16
2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.17
4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

[15]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from a D to an F grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).
9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.18
Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Regarding the nominating and or governance committee, we will recommend voting against the following:19
1. All members of the governance committee20 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and

[18]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[20]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.21 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2. The governance committee chair,22 when the chairman is not independent and an independent lead or presiding director has not been appointed.23 We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.
3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4. The governance committee chair, when the committee fails to meet at all during the year.
5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:24
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3. In the absence of a governance committee, the nominating committee chair25 when the chairman is not independent, and an independent lead or presiding director has not been appointed.26

[21]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[22]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

[23]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24]	Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[25]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[26]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.27
5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.28
Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)29, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight,

[27]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[28]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

[29]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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overcompensation,audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.30
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.31 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.32
3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting

[30]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[31]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32]	Spencer Stuart Board Index, 2009, p. 19

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to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.33
6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).34
Controlled Companies
Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

[33]	There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.
Size of the Board of Directors
We have no board size requirements for controlled companies.
Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.

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2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3. Independence of the audit committee: The audit committee should consist solely of independent directors.
4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten

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percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36
During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37
Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.
During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.
More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

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While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. Transparency and Integrity of Financial Reporting
AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability  ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[38]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.39
3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4. When audit fees are excessively low, especially when compared with other companies in the same industry.
5. When the company has aggressive accounting policies.
6. When the company has poor disclosure or lack of transparency in its financial statements.
7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[39]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.
We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.
Full Disclosure of Executive Compensation
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.
However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the

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Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.
Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:
• The overall design and structure of the Company’s executive compensation program;
• The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;
• The quality and content of the Company’s CD&A disclosure and
• Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.
In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Limits on Executive Compensation
Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.
However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.
Limits on Executive Stock Options
Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to

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maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.
Equity-Based Compensation Plans
Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.
Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.
We evaluate option plans based on ten overarching principles:
1. Companies should seek more shares only when needed.
2. Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).
3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.
4. Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.
6. The expected annual cost of the plan should be proportional to the business’s value.
7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9. Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.

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Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:
(i) officers and board members do not participate in the program;
(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Performance-Based Options
Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).
Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.
We generally recommend that shareholders vote in favor of performance-based option requirements.

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Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.40
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO,

[40]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

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IV. Governance Structure and the Shareholder Franchise
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”41 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of

[41]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1. Is the board sufficiently independent?
2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4. Do shareholders have the right to call special meetings of shareholders?
5. Are there other material governance issues at the Company?
6. Has the Company’s performance matched or exceeded its peers in the past one and three years?
7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8. Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i) Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
(ii) Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
(iii) Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
(iv) Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

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Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance

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structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
• The terms of any amended advisory or sub-advisory agreement;

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• Any changes in the fee structure paid to the investment advisor; and
• Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. Environmental, Social and Governance Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.
However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.
Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.
GOVERNANCE
Right of Shareholders to Call a Special Meeting
Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our evaluation whether to recommend supporting such proposals, we consider the following:
• Company size
• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

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• Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals
• Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin offs, etc.)
• Existence of anti-takeover protections or other entrenchment devices
• Opportunities for shareholder action (e.g., ability to act by written consent)
• Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.
Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.
The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.
Reimbursement of Solicitation Expenses
Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.
In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

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Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).
COMPENSATION
Severance Agreements
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.
Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.
While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.
Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior

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periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)
We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.
Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http:// ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.
Bonus Recoupments (“Clawbacks”)
Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.
We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.
In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

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Linking Executive Pay to Social Criteria
We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.
ENVIRONMENT
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.
Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.
While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.
Climate Change and Green House Gas Emission Disclosure Proposals
Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

Column B Routine Requested Reports
With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.
Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.
Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.
As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.
Sustainability
With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:
• The financial risk to the company from the firm’s environmental practices and/or regulation;
• The relevant company’s current level of disclosure;
• The level of sustainability information disclosed by the firm’s peers;
• The industry in which the firm operates;
• The level and type of sustainability concerns/controversies at the relevant firm, if any;
• The time frame within which the relevant report is to be produced; and
• The level of flexibility granted to the board in the implementation of the proposal.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights;

Column B Routine Requested Reports
(v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.
Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.
As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.
However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

Column B Routine Requested Reports
5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.
As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating

Column B Routine Requested Reports
the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
• Health care coverage should be universal;
• Health care coverage should be continuous;
• Health care coverage should be affordable to individuals and families;
• The health insurance strategy should be affordable and sustainable for society; and
• Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.
Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.
Reporting Contributions and Political Spending
Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However,

Column B Routine Requested Reports
trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.
Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).
Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).
When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
• Is the Company’s disclosure comprehensive and readily accessible?
• How does the Company’s political expenditure policy and disclosure compare to its peers?
• What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and where there is inadequate board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

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However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.
For more information about
Glass Lewis’ policies
or approach to proxy analysis,
please visit www.glasslewis.com
or contact
Chief Policy Officer
Robert McCormick at +1 415 678-4228

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.........................
San Francisco
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200
.........................
New York
Glass, Lewis & Co., LLC
48 Wall Street
28th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716
........................
Australia
CGI Glass Lewis
Suite 2, Level 5
80 Clarence Street
Sydney NSW 2001
Australia
Tel: + 61 2 9299 9266
Fax: +61 2 9299 1866
........................
France
Glass Lewis International, Ltd.
27 rue Monge
75005 Paris
France
Tel: +33 9 54 88 99 10
Fax: +33 1 77 72 26 27
.............................
Japan
Glass Lewis Japan K.K.
Kabuto-cho
No. 2 Bldg., 6F
9-2 Nihonbashi, Kabuto-cho
Chuo-ku, Tokyo
103-0026 Japan
Tel/Fax: +81 03-6273-8647
.............................
Please direct general inquiries to info@glasslewis.com

APPENDIX F
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
     All information listed below is as of February 6, 2012.
Invesco Balanced-Risk Allocation Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	20.55%	9.56%	7.54%	—	—	—
American Enterprise Investment Service 707 2nd Avenue S Minneapolis, MN 55402-2405	5.74%	—	—	—	—	—
Citigroup Global Markets House Acct ATTN: Cindy Tempesta, 7th Fl 333 W. 34th St New York, NY 10001-2402	—	—	9.27%	—	17.47%	—
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	18.81%	—	—	18.99%	—
Gar Lowenguth Inc 401(k) Plan Gar Loweguth Trustee Pittsford, NY 14534-1317	—	—	—	6.28%	—	—
Invesco Balanced-Risk Retirement 2020 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	12.14%

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Invesco Balanced-Risk Retirement 2030 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	12.08%
Invesco Balanced-Risk Retirement 2040 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	6.52%
Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	24.89%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	17.13%
Invesco Moderately Conservative Allocation Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	5.34%
Linercourse & Co As Custodian For Kaiser FDN Health Plan of Colorado 1200 Crown Colony Dr. Attn: Sts Mutual Funds Mailstop Quincy, MA 02169-0938	—	—	—	—	—	8.57%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	—	—	—	—	5.44%	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East, 2nd Floor Jacksonville, FL 32246-6484	5.29%	—	17.64%	6.77%	29.26%	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	—	—	10.00%	11.21%	12.39%	—
National Financial Services Corp The Exclusive Benefit Cust One World Financial Center 200 Liberty St 5th Floor Attn: Kate — Recon New York, NY 10281-5503	8.60%	5.24%	—	—	—	—
Pershing LLC Pershing Plz Jersey City, NJ 07399-0001	8.45%	9.39%	9.30%	—	—	—
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	7.05%	—	—	—
UBS WM USA OMNI Account M/F Attn: Department Manager 499 Washington Blvd FL 9 Jersey City, NJ 07310-2055	19.69%	—	5.47%	—	—	—
Wachovia Securities, LLC Special Custody Omnibus Account for the Exclusive Benefit of Customer 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.67%	—	12.74%	—	—	—

Invesco Balanced-Risk Commodity Strategy Fund

	Class A	Class B	Class C	Class I	Class R	Class Y
	Shares	Shares	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
81 Grand Holdings Inc. Patricia Laurine Ramont Modesto, CA 95355-9379	—	—	—	—	11.51%	—
AIM Advisors Inc Attn: Corporate Controller 1555 Peachtree St. NE Ste. 1800 Atlanta, GA 30309-2499	—	—	—	—	9.06%	—
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	11.19%	6.01%	—	—	—	—
American Enterprise Investment Service 707 2nd Avenue S Minneapolis, MN 55402-2405	—	—	—	—	23.19%	—
Frontier Trustco FBO EMS Group 401K PS PLA PO Box 10758 Fargo, ND 58106-0758	—	—	—	—	38.37%	—
INTC CUST Rollover IRA FBO John J. Sherston Howell, MI 48843-8807	—	—	9.06%	—	—	—
INTC CUST SEP IRA Earlene Evans FBO Earlene Evans Las Vegas, NV 89128-4215	—	6.11%	—	—	—	—
INTC CUST SEP IRA SEP A/C Randall L. Westra Elgin, IL 60123-4102	—	6.37%	—	—	—	—
Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	30.35%	—	—

	Class A	Class B	Class C	Class I	Class R	Class Y
	Shares	Shares	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	22.30%	—	—
Invesco Moderately Conservative Allocation Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	7.34%	—	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	—	—	7.86%	—	—	—
Nat’l Financial Services Corp The Exclusive Benefit of Cust One World Financial Center 200 Liberty St New York, NY 10281-1003	—	—	—	—	—	92.33%
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St New York, NY 10281-1003	33.42%	7.18%	6.12%	—	—	—
Pershing LLC Pershing Plz Jersey City, NJ 07399-0001	16.66%	27.27%	37.80%	—	—	—
The Evansville Chapter 13 Courtney N Koonce Evansville, IN 47715-1664	—	—	—	—	8.66%	—
VALIC Separate Accounts 2929 Allen Parkway Houston, TX 77019-7117	—	—	—	39.85%	—	—

Invesco China Fund

	Class A	Class B	Class C	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	—	—	—	10.38%	—
Citigroup Global Markets House Attn: Cindy Tempesta 7th Fl 333 W. 34th St New York, NY 10001-2402	—	—	—	7.01%	—
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	—	6.12%	12.82%	7.25%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	—	—	—	7.60%	—
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Direction 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	—	—	11.76%	26.29%	—
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St New York, NY 10281-1003	8.25%	14.95%	19.44%	—	—
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	9.78%	16.39%	8.02%	—	87.12%

Invesco Developing Markets Fund

	Class A	Class B	Class C	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	8.38%	—	—	—	—
BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	—	13.58%	—	—	—
Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	—	—	—	5.09%	—
Citigroup Global Markets Inc. Attn: Cindy Tempesta, 7th Floor 333 West 34th Street NY, NY 10001-2402	—	—	9.85%	16.33%	—
FIIOC Agent Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1987					5.17%
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	—	5.64%	6.98%	9.85%	—
Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	12.30%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	7.94%
Maxim Series Fund Inc. 8515 E Orchard Rd. 2T2 Greenwood Villager, CO 80111-5002	—	—	—	—	9.81%
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	—	—	15.50%	12.95%	—

	Class A	Class B	Class C	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	—	6.28%	6.89%	11.69%	—
Mori & Co ATTN: Mutual Funds Processing 911 Main Street, Suite 201 Kansas City, MO 64105-5304	—	—	—	—	5.56%
Nat’l Financial Services Corp The Exclusive Benefit of Cust One World Financial Center 200 Liberty St Attn: Kate — Recon New York, NY 10281-5503	—	—	—	8.82%	18.74%
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. Attn: Kate Recon New York, NY 10281-1003	10.86%	5.56%	7.18%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5.31%	9.47%	7.45%	27.85%	—
Raymond James Omnibus for Mutual Funds ATTN: Courtney Walker 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	6.78%	—	—
SEI Private Trustco C/O Frost Bank ATTN: Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456-9989	—	—	—	—	9.53%
UBS WM USA OMNI Account M/F Attn: Department Manager 499 Washington Blvd FL 9 Jersey City, NJ 07310-2055	—	—	7.62%	—	—

Invesco Emerging Market Local Currency Debt Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
American Enterprise Investment Service 707 2nd Avenue S Minneapolis, MN 55402-2405		6.59%
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	24.53%	5.09%	12.46%	—	—	—
Citigroup Global Markets Inc. Attn: Cindy Tempesta, 7th Floor 333 West 34th Street NY, NY 10001-2402					16.35%
Deferred Comp Plan FBO Carl Frischling Attn: Sheri Morris PO Box 4333 Houston, TX 77210-4333					5.57%
Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Heights, MO 63043-3009	12.28%	—	11.62%	—	—	—
Equator Management Services Franklin H Kennedy Boca Raton, FL 33432-5536				20.88%
FIIOC Agent Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1987				62.39%
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	9.67%		9.32%		36.14%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	63.23%
Invesco Moderately Conservative Allocation Fund Omnibus Account Omnibus Account c/o Invesco Advisers 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	34.94%

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	5.75%	—		—	15.31%	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311					13.68%
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. New York, NY 10281-1003			6.28%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	8.95%	19.08%	18.84%	—	7.91%	—
Raymond James Omnibus for Mutual Funds ATTN: Courtney Walker 880 Carillon Pkwy St. Petersburg, FL 33716-1102			5.81%
Invesco Emerging Markets Equity Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
AIM Advisors Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	41.19%	—	—	64.11%	20.63%	—
American Enterprise Investment Service 707 2nd Avenue S Minneapolis, MN 55402-2405			5.03%	—	—	—
Citigroup Global Markets Inc. Attn: Cindy Tempesta, 7th Floor 333 West 34th Street NY, NY 10001-2402			5.64%

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Classic Performance Cars Sylvester Aloysius Styer II Houston, TX 77009-4601				5.53%
Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Heights, MO 63043-3009		—		—	—	—
INTC CUST ROTH IRA FBO Heidi A Silk Aurora, CO 80016-3231					7.09%
INTC CUST ROTH IRA FBO Lloyd L Silk Aurora, CO 80016-3231					66.72%
INTC CUST ROTH IRA ROTH IRA A/C Glenn A Kennedy St. Charles, IL 60175-4658			8.33%
INTC CUST ROTH IRA ROTH IRA A/C Misty Kennedy St. Charles, IL 60175-4658			8.85%
Invesco International Allocation Fund Omnibus Account c/o Invesco Advisors 11 Greenway Plaza Ste. 2500 Houston, TX 77046-1188						99.89%
Mary Ann Westmoreland LLC Mary Ann Butler Marietta, GA 30066-3083				30.20%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001			5.83%	—		—

Invesco Endeavor Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	13.60%	9.18%	—	—	—	—
Citigroup Global Markets Inc. Attn: Cindy Tempesta, 7th Floor 333 West 34th Street NY, NY 10001-2402			5.49%
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	—	10.06%	11.14%	—	37.31%	—
Hartford Securities Distribution Company Inc. As Agent for Reliance Trust Company FBO Agents Plan Customers PO Box 2999 Hartford, CT 06104-2999				9.17%
ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	—	—	—	5.53%	—	—
Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	45.87%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	25.91%

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Invesco Moderately Conservative Allocation Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	—	7.47%
Merrill Lynch Pierce Fenner & Smith FBO the Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	—	—	12.02%		13.08%	—
MG TrustCo Cust FBO Telcor Inc 401K PS PL 700 17th St Ste 300 Denver, CO 80202-3531	—	—	—	5.09%	—	—
Monica Plangman Sellers TTEE Clayton M. Crum GST Trust Houston, TX 77046-1100	—	—	—	—	5.63%	—
Monica Plangman Sellers TTEE FBO Clayton M. Crum 1990 Trust DTD 10/1/90 Houston, TX 77046-1100	—	—	—	—		—
Nat’l Financial Services Corp The Exclusive Benefit of Cust One World Financial Center Attn: Kate — Recon New York, NY 10281-5503
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. New York, NY 10281-1003	12.89%	6.73%	11.97%			9.57%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	9.00%	14.20%	11.22%	—	8.38%	—
Raymond James Omnibus for Mutual Funds ATTN: Courtney Walker 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	6.03%	—	—	—
Relistar Insurance Co of New York One Orange Way Windsor, CT 06095-4773				9.11%

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
State Street Bank & Trust Co FBO ADP/MSDW Alliance Westwood, MA 02090				5.50%
VRSCO FBO AIG FSB [CUST] [TTEE] FBO West Virginia Univ Hosp 403B 2929 Allen Pkway Ste A6-20 Houston, TX 77019-7117	—	—	—	5.64%	—	—
Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	—	—	—		—	—
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522				12.82%
Invesco Premium Income Fund

	Class A	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
AIM Advisors Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste. 1800 Atlanta, GA 30309-2499			100.00%	40.33%
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	21.44%
Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	—	—	—	—	14.00%
Citigroup Global Markets House Account Attn: Cindy Tempesta, 7th Floor 333 West 34th Street New York, NY 10001-2402		—	—	13.67%	—

	Class A	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	6.63%	—	—	27.90%	—
INTC CUST IRA R/O FBO John F Mir Arlington, TX 76012-1828	10.48%	—	—	—	—
INTC CUST SARSEP Ardent Sound Inc FBO Wayne R Begun Mesa, AZ 85202-6622	8.77%	—	—	—	—
Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188	—	—	—	—	50.98%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188					38.47%
Invesco Moderately Conservative Allocation Omnibus Account c/o Invesco Advisors 11 E Greenway Plaza, Ste. 2500 Houston, TX 77046-1188					10.54%
LPL Financial Services 9785 Towne Centre Dr. San Diego, CA 92121-1968				59.67%
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	5.80%		8.61%	26.42%	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.81%		15.59%	13.88%

	Class A	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
Nat’l Financial Services Corp The Exclusive Benefit of Cust One World Financial Center 200 Liberty St 5th Floor ATTN: Kate — Recon New York, NY 10281	—		—	—
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. New York, NY 10281-1003	48.76%	89.95%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001			8.45%	—	—
Raymond James Omnibus for Mutual Funds ATTN: Courtney Walker 880 Carillon Pkwy St. Petersburg, FL 33716-1102			9.29%
UBS WM USA OMNI Account M/F Attn: Department Manager 499 Washington Blvd FL 9 Jersey City, NJ 07310-2055	—	—	6.80%	—	—

Invesco International Total Return Fund

	Class A	Class B	Class C	Class Y	Institutional
	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	5.74%	—	—	—	—
Deferred Comp Plan FBO Carl Frischling Attn: Sheri Morris P. O. Box 4333 Houston, TX 77210-4333	—	—	—	12.70%	—
Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043	12.92%	—	—	—	—
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	—	7.74%		—	—
Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plz, Ste 2500 Houston, TX 77046-1188	—	—	—	—	97.77%
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	—	—	5.38%	31.66%	—
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. New York, NY 10281-1003	6.39%		6.05%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	12.72%	7.36%	6.83%	22.78%	—
Raymond James Omnibus for Mutual Funds ATTN: Courtnery Walker 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	21.60%	27.14%	—

Invesco Small Companies Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
American Enterprise Investment Service P. O. Box 9446 Minneapolis, MN 55440-9446	16.72	11.05%	—		—
Brown Brothers Harriman & Co As Custodian for A 525 Washington Blvd Jersey City, NJ 28262-8522			—		—	8.55%
Brown Brothers Harriman & Co As Custodian for B 525 Washington Blvd Jersey City, NJ 28262-8522		—	—		—	5.77%
Citigroup Global Markets House Acct Attn: Cindy Tempesta 7th FL 333 W 34th St New York, NY 10001-2402					11.14%
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	—	9.38%	7.14%		18.60%	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Hartford Securities Distribution Company Inc. As Agent for Reliance Trust Company FBO Agents Plan Customers PO Box 2999 Hartford, CT 06104-2999			—	8.48%
LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968					11.59%
Mass Mutual Insurance Company 1295 State Street Springfield, MA 01111-0001	5.50%		—	7.40%		—
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484		—	13.77%	16.09%	17.12%	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311					10.68%
Nat’l Financial Services Corp The Exclusive Benefit of Cust One World Financial Center 200 Liberty St 5th Floor ATTN: Kate — Recon New York, NY 10281					9.67%	39.20%

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. New York, NY 10281-1003	11.33%	7.58%	29.09%		—
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	9.54%	13.75%	5.91%		5.92%	—
Raymond James Omnibus for Mutual Funds ATTN: Courtney Walker 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	6.08%		—	—
Taynik & Co c/o State Street Bank & Trust Co 1200 Crown Colony Dr. Quincy, MA 02169-0938	5.44%	—	—		—	—
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522						16.91%

Management Ownership
     As of February 6, 2012, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.7% of the outstanding Class Y shares of Invesco Pacific Growth Fund.

APPENDIX G
MANAGEMENT FEES
For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by Invesco and the net fees paid by each Fund were as follows:

	2011			2010			2009
			Net			Net			Net
	Management	Management	Management	Management	Management	Management	Management	Management	Management
Fund Name	Fee Payable	Fee Waivers	Fee Paid	Fee Payable	Fee Waivers	Fee Paid	Fee Payable	Fee Waivers	Fee Paid
Invesco Balanced-Risk Allocation Fund [1]	$11,129,710	$(2,900,880)	$8,228,830	$4,093,611	$(1,243,144)	$2,850,467	$882,233	$169,222	$713,011
Invesco Balanced-Risk Commodity Strategy Fund[2]	$1,286,092	(307,673)	978,419	N/A	N/A	N/A	N/A	N/A	N/A
Invesco China Fund	1,981,179	(6,071)	1,975,108	2,376,367	(3,822)	2,372,545	1,459,997	7,941	1,452,056
Invesco Developing Markets Fund	21,197,117	(419,153)	20,777,964	12,659,052	(175,087)	12,483,965	6,528,500	344,582	6,183,918
Invesco Emerging Market Local Currency Debt Fund[3]	345,156	(202,064)	143,092	178,154	(71,091)	107,063	N/A	N/A	N/A
Invesco Emerging Markets Equity Fund[4]	25,843	(93,011)	-0-	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Endeavor Fund	1,641,568	(57,995)	1,583,573	990,699	(22,547)	968,152	629,835	9,887	619,948
Invesco Global Health Care Fund	6,802,505	(67,298)	6,735,207	6,499,686	(42,171)	6,457,515	6,081,218	50,129	6,031,089
Invesco International Total Return Fund	366,546	(261,245)	105,301	466,105	(263,469)	202,636	554,119	278,775	275,344
Invesco Premium Income Fund[5]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Small Companies Fund	4,427,294	(173,235)	4,254,059	3,304,469	(102,465)	3,202,004	2,722,551	36,736	2,685,815

G-1

[1]	Commenced operations on June 2, 2009.

[2]	Commenced operations on November 30, 2010.

[3]	Commenced operations on June 14, 2010.

[4]	Commenced operations on May 31, 2011.

[5]	Commenced operations on December 14, 2011.

G-2

APPENDIX H
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of October 31, 2011:

		Other Registered		Other Pooled
		Investment		Investment Vehicles		Other Accounts
	Dollar	Companies Managed		Managed (assets in		Managed
	Range of	(assets in millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts		Assets
Invesco Balanced-Risk Allocation Fund
Mark Ahnrud	Over $1,000,000	26	$3,851.3	5	$959.5	10	[2]	$497.7	[2]
Chris Devine	$100,001-$500,000	26	$3,851.3	5	$959.5	10	[2]	$497.7	[2]
Scott Hixon	$500,001-$1,000,000	26	$3,851.3	5	$959.5	10	[2]	$497.7	[2]
Christian Ulrich	$100,001-$500,000	26	$3,851.3	5	$959.5	10	[2]	$497.7	[2]
Scott Wolle	$500,001-$1,000,000	26	$3,851.3	5	$959.5	10	[2]	$497.7	[2]
Invesco Balanced-Risk Commodity Strategy Fund
Mark Ahnrud	$50,001-$100,000	26	$6,042.6	5	$959.5	10	[2]	$497.7	[2]
Chris Devine	None	26	$6,042.6	5	$959.5	10	[2]	$497.7	[2]

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

[2]	This amount includes 1 fund that pays performance-based fees with $274.6 M in total assets under management.

		Other Registered		Other Pooled
		Investment		Investment Vehicles		Other Accounts
	Dollar	Companies Managed		Managed (assets in		Managed
	Range of	(assets in millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts		Assets
Scott Hixon	None	26	$6,042.6	5	$959.5	10	[2]	$497.7	[2]
Christian Ulrich	$50,001-$100,000	26	$6,042.6	5	$959.5	10	[2]	$497.7	[2]
Scott Wolle	$10,001-$50,000	26	$6,042.6	5	$959.5	10	[2]	$497.7	[2]
Invesco China Fund
Samantha Ho	None[3]	None	None	4	$3314.10	5	[4]	$196.04	[4]
May Lo	None[3]	None	None	None	None	2	[5]	$64.25	[5]
Invesco Developing Markets Fund
Shuxin Cao	$100,001-$500,000	18	$12,342.5	2	$273.8	6,109	[6]	$4,201.4	[6]
Borge Endresen	$100,001-$500,000	4	$2,025.8	2	$105.8	None		None
Mark Jason	$50,001-$100,000	15	$13,386.2	None	None	6,108	[6]	$2,395.5	[6]
Invesco Emerging Markets Equity Fund
Ingrid Baker	None	3	$2,140.6	9	$1,027.6	65	[7]	$5,414.6	[7]
Jason Kindland	None	3	$2,140.6	9	$1,027.6	65	[7]	$5,414.6	[7]
Michelle Middleton	None	3	$2,140.6	9	$1,027.6	65	[7]	$5,414.6	[7]
Matthew Miller	None	3	$2,140.6	9	$1,027.6	65	[7]	$5,414.6	[7]
Anuja Singha	None	3	$2,140.6	9	$1,027.6	65	[7]	$5,414.6	[7]

[3]	Shares of the Fund are not sold in Hong Kong, where the portfolio management is domiciled. Accordingly, no portfolio manager may invest in the Funds.

[4]	This amount includes 4 funds that pay performance-based fees with $126.5 M in total assets under management.

[5]	Both funds pay performance-based fees.

[6]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

[7]	This amount includes 1 fund that pays performance-based fees with $135.1M in total assets under management.

		Other Registered		Other Pooled
		Investment		Investment Vehicles		Other Accounts
	Dollar	Companies Managed		Managed (assets in		Managed
	Range of	(assets in millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Emerging Market Local Currency Debt Fund
Claudia Calich	None	None	None	7	$1,675.6	1	$71.0
Jack Deino	None	None	None	2	$42.1	None	None
Eric Lindenbaum	None	None	None	2	$659.8	None	None
Invesco Endeavour Fund
Mark Uptigrove	None[8]	None	None	1	$712.8	None	None
Clayton Zacharias	None[8]	None	None	1	$712.8	None	None
Invesco Global Health Care Fund
Dean Dillard	$50,001-$100,000	1	$145.1	1	$117.4	None	None
Derek Taner	$10,001-$50,000	1	$145.1	2	$128.9	None	None
Invesco International Total Return Fund
Avi Hooper	None[9]	None	None	4	$928.0	3	$81.0
Mark Nash	None[9]	None	None	2	$550.0	2	$565.0
Invesco Premium Income Fund[10]
Mark Ahnrud	None	27	$6,214.0	5	$959.5	10 [2]	$497.7 [2]
Claudia Calich	None	1	$452.3	7	$1,675.6	1	$71.0
Jack Deino	None	None	None	2	$42.1	None	None
Chris Devine	None	27	$6,214.0	5	$959.5	10 [2]	$497.7 [2]
Peter Ehret	None	10	$3,329.3	None	None	None	None

[8]	Shares of the Fund are not sold in Canada, where the portfolio management is domiciled. Accordingly, no portfolio manager may invest in the Fund.

[9]	Shares of this Fund are not sold in England, where the portfolio management is domiciled. Accordingly, no portfolio manager may invest in the Fund.

[10]	Invesco Premium Income Fund launched on December 14, 2011. Information for this Fund has been provided as of October 31, 2011.

		Other Registered		Other Pooled
		Investment		Investment Vehicles		Other Accounts
	Dollar	Companies Managed		Managed (assets in		Managed
	Range of	(assets in millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Hixon	None	27	$6,214.0	5	$959.5	10 [2]	$497.7 [2]
Darren Hughes	None	7	$1,694.5	None	None	None	None
Peter Hubbard	None	109	$18,743.0	25	$1,688.0	None	None
Jeffrey Kernagis	None	17	$7,358.6	4	$407.3	None	None
Eric Lindenbaum	None	None	None	2	$659.8	None	None
Scott Roberts	None	6	$1,671.2	None	None	None	None
Christian Ulrich	None	27	$6,214.0	5	$959.5	10 [2]	$497.7 [2]
Scott Wolle	None	27	$6,214.0	5	$959.5	10 [2]	$497.7 [2]
Invesco Small Companies Fund
Virginia Au	None[8]	None	None	5	$397.3	None	None
Robert Mikalachki	None[8]	None	None	5	$397.3	None	None
Jason Whiting	None[8]	None	None	12	$3,448.9	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[11]
Invesco [12,13] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A
Invesco Canada[12]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[12] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.
Invesco Japan[14]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

[11]	Rolling time periods based on calendar year-end.

[12]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[13]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[14]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

APPENDIX I
ADMINISTRATIVE SERVICES FEES
     The Funds paid Invesco the following amounts for administrative services for the last three fiscal years or period ended October 31:

Fund Name	2011	2010	2009
Invesco Balanced-Risk Allocation Fund[1]	$331,052	$150,233	$42,181
Invesco Balanced-Risk Commodity Strategy Fund[2]	46,027	N/A	N/A
Invesco China Fund	50,000	98,482	50,000
Invesco Developing Markets Fund	503,808	366,855	204,794
Invesco Emerging Market Local Currency Debt Fund[3]	50,000	18,904	N/A
Invesco Emerging Markets Equity Fund[4]	21,096	N/A	N/A
Invesco Endeavor Fund	100,679	50,000	50,000
Invesco Global Health Care Fund	280,559	267,896	250,396
Invesco International Total Return Fund	50,000	50,000	50,000
Invesco Premium Income Fund[5]	N/A	N/A	N/A
Invesco Small Companies Fund	188,798	152,932	134,598

[1]	Commenced operations on June 2, 2009.

[2]	Commenced operations on November 30, 2010.

[3]	Commenced operations on June 14, 2010.

[4]	Commenced operations on May 31, 2011..

[5]	Commenced operations on December 14, 2011.

I-1

APPENDIX J
BROKERAGE COMMISSIONS
     Set forth below are brokerage commissions1 paid by each of the Funds listed below during the last three fiscal years or period ended October 31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Fund	2011	2010	2009
Invesco Balanced Risk Allocation Fund[2]	$-0-	$-0-	—
Invesco Balanced- Risk Commodity Strategy Fund[3]	-0-	-0-	—
Invesco China Fund	938,621	1,102,877	$738,100
Invesco Developing Markets Fund	2,670,563	2,263,573	1,661,575
Invesco Emerging Market Local Currency Debt Fund[4]	-0-	-0-	N/A
Invesco Emerging Markets Equity Fund[5]	10,302	N/A	N/A
Invesco Endeavor Fund	182,997	130,328	58,238
Invesco Global Health Care Fund	956,905	506,683	1,459,168
Invesco International Total Return Fund	-0-	-0-	-0-
Invesco Premium Income Fund[6]	-0-	N/A	N/A
Invesco Small Companies	393,860	279,453	410,302

[1]	Disclosure regarding brokerage commission is limited to commission paid on agency trades and designated as such on the trade confirm.

[2]	Commenced operations on June 2, 2009

[3]	Commenced operations on November 30, 2010

[4]	Commenced operations on June 14, 2010

[5]	Commenced operations on May 31, 2011.

[6]	Commenced operations on December 14, 2011.

J-1

APPENDIX K
DIRECTED BROKERAGE (RESEARCH SERVICES)
     During the last fiscal year or period ended October 31, 2011, the Funds paid directed brokerage commissions. Each Fund allocated the following amount of transactions to broker-dealers that provided Invesco with certain research statistics and other information:

		Related[1]
Fund	Transactions	Brokerage Commissions
Invesco Balanced Risk Allocation Fund	-0-	-0-
Invesco China Fund	-0-	-0-
Invesco Developing Markets Fund	$1,147,824,729	$2,647,307
Invesco Emerging Market Local Currency Debt Fund	-0-	-0-
Invesco Emerging Markets Equity Fund[2]	729,457	1,684
Invesco Endeavor Fund	56,849,912	84,517
Invesco Global Health Care Fund	759,167,455	889,864
Invesco International Total Return Fund	-0-	-0-
Invesco Premium Income Fund[3]	-0-	-0-
Invesco Small Companies Fund	188,156,559	229,800

[1]	Amount is inclusive of commissions paid to, and brokerage transactions placed with certain brokers that provide execution, research and other services.

[2]	Commenced operations on May 31, 2011.

[3]	Commenced operations on December 14, 2011.

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS
     During the last fiscal period ended October 31, 2011, Invesco Emerging Market Local Currency Debt Fund and Invesco International Total Return Fund held securities issued by the following companies, which are “regular” brokers or dealers of the Funds identified below:

Fund	Security	Market Value
		(as of October 31, 2011)
Invesco Emerging Market Local Currency Debt Fund
Morgan Stanley	Debt	$1,645,307

Invesco International Total Return Fund
Morgan Stanley	Debt	391,165

K-1

APPENDIX L
PURCHASE, REDEMPTION AND PRICING OF SHARES
Class A2, A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A2, A5, B5, C5 or R5 of a specific Fund may make additional purchases into Class A2, A5, B5, C5 and R5, respectively, of such specific Fund. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Class A, B, C and R shares, shall include Class A2 and A5 (except Invesco Money Market Fund), Class B5, Class C5, and Class R5 shares, respectively, unless otherwise noted. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Invesco Cash Reserve Shares of Invesco Money Market Fund, shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.
Transactions through Financial Intermediaries
     If you are investing indirectly in an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in Funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading.
     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.
Purchase and Redemption of Shares
Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, Class A5 shares of Invesco Money Market Fund and Invesco Balanced-Risk Retirement Funds and Invesco Cash Reserve Shares of Invesco Money Market Fund
     Initial Sales Charges. Each Invesco Fund (other than Invesco Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Distributors and participating dealers for their expenses incurred in connection with the distribution of the Invesco Funds’ shares. You may also be charged a transaction or other fee by the financial intermediary managing your account.
     Class A shares of Invesco Tax-Exempt Cash Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund are sold without an initial sales charge.

Category I Funds

Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Capital Development Fund
Invesco Charter Fund
Invesco China Fund
Invesco Commodities Strategy Fund
Invesco Conservative Allocation Fund
Invesco Constellation Fund
Invesco Convertible Securities Fund
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dynamics Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco Leisure Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Real Estate Fund
Invesco S&P 500 Index Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Companies Fund
Invesco Structured Core Fund
Invesco Summit Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund
Invesco Utilities Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Value Opportunities Fund

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.75	2.83	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75

Category II Funds
Invesco California Tax-Free Income Fund
Invesco Core Plus Bond Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco High Yield Securities Fund
Invesco International Total Return Fund
Invesco U.S. Government Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen U.S. Mortgage Fund
Invesco High Income Municipal Fund
Invesco High Yield Fund
Invesco Municipal Bond Fund

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.25
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
Category III Funds
Invesco Limited Maturity Treasury Fund (Class A2 shares)
Invesco Tax-Free Intermediate Fund (Class A2 shares)

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40
As of the close of business on October 30, 2002, Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases. Effective February 1, 2010, Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A2 shares.

Category IV Funds

Invesco Floating Rate Fund
Invesco Limited Maturity Treasury Fund (Class A shares)
Invesco Short Term Bond Fund
Invesco Tax-Free Intermediate Fund (Class A shares)

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 but less than $1,000,000	1.00	1.01	1.00
     Effective February 1, 2010, Class A3 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A shares.
     Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A shares of Category I, II or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge (CDSC) if the investor redeems those shares within 18 months after purchase.
     Invesco Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the Invesco Funds may affect total compensation paid.
     Purchases of Class A Shares by Non-Retirement Plans. Invesco Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:
Percent of Purchases
1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).
     If an investor made a Large Purchase of Class A shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund (formerly the Class A3 funds) on and after October 31, 2002, and prior to February 1, 2010, and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.
     Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (NAV) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of such Class A shares is a new investment (as defined below):
Percent of Purchases
0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million
     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.
     A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of Invesco Fund shares, (ii) an exchange of Invesco Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of Invesco Fund shares, or (iv) money returned from another fund family. If Invesco Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an Invesco Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, Invesco Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.
     With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).
     Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of Invesco Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”
Definitions
     As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

•	“Spouse” is the person to whom one is legally married under state law;

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Grandchild” or “Grandchildren” include biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Grandparent” is a Parent of a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children or Grandchildren) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an Individual (including his or her spouse or domestic partner, and children);

•	a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by checks or wire transfers; and

c.	if the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the Invesco Funds.
Letters of Intent
     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (LOI); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.
     The LOI confirms the total investment in shares of the Invesco Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:
Calculating the Initial Sales Charge

•	Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if Invesco Investment Services, Inc., the Invesco Funds’ transfer agent (Transfer Agent) is advised of all other accounts at the time of the investment.

•	Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

•	If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser generally will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those reserved, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the reserved shares will be promptly released.

•	If the intended investment is not completed, the purchaser generally will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the total amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the Transfer Agent will surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Distributors or its designee.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege
     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.
LOIs and Contingent Deferred Sales Charges
      All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.
Rights of Accumulation
      A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the Invesco Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the Invesco Funds owned by such purchaser, calculated at their then current public offering price.
     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any Invesco Fund with a value of $30,000 and wishes to invest an additional $30,000 in a Fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 4.50% will apply to the full $30,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint.
     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.
     If an investor’s new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares may be subject to a 1% CDSC if the investor redeems them prior to the end of the 18 month holding period.
     Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the Invesco Funds without payment of the applicable sales charge other than to Qualified Purchasers.
     Purchases of Class A shares of Invesco Tax-Exempt Cash Fund and Class A5 shares or Invesco Cash Reserve Shares of Invesco Money Market Fund and Investor Class shares of any Invesco Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.
     Purchases of Class A Shares at Net Asset Value. Invesco Distributors permits certain categories of persons to purchase Class A shares of Invesco Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the Invesco Funds or with Invesco and certain programs for purchase. It is the purchaser’s responsibility to notify Invesco Distributors or its designee of any qualifying relationship at the time of purchase.
     The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Fiserv Output Solutions, a division of Fiserv Solutions, Inc.;

•	Any registered representative or employee of any intermediary who has an agreement with Invesco Distributors to sell shares of the Invesco Funds (this includes any members of their Immediate Family);

•	Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

•	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account;

•	Employer-sponsored retirement plans (the Plan or Plans) that are Qualified Purchasers, as defined above, provided that such Plans:

a.	have assets of at least $1 million; or

b.	have at least 100 employees eligible to participate in the Plan; or

c.	execute through a single omnibus account per Fund; further provided that Plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the Plan or the number of eligible employees unless the employer or Plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

•	“Grandfathered” shareholders as follows:

a.	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the Invesco Funds;

b.	Shareholders of record of Class H, Class L, Class P and/or Class W of applicable predecessor funds on May 28, 2010 who have continuously owned shares of the corresponding Invesco Funds;

c.	Shareholders of record or discretionary advised clients of any investment adviser holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of Invesco Constellation Fund or Invesco Charter Fund, respectively;

d.	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of Invesco Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of Invesco Constellation Fund is effected within 30 days of the redemption or repurchase;

e.	A shareholder of a Fund that merges or consolidates with an Invesco Fund or that sells its assets to an Invesco Fund in exchange for shares of an Invesco Fund;

f.	Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

g.	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

h.	Shareholders of record of Advisor Class shares of an Invesco Fund on February 11, 2000 who have continuously owned shares of that Invesco Fund, and who purchase additional shares of that Invesco Fund;

i.	Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

j.	Shareholders of record of Class B shares of Invesco Global Dividend Growth Securities Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively; and

k.	Shareholders of record of Class B shares of Invesco Van Kampen Global Equity Allocation Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively.

•	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Insurance company separate accounts;

•	Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

a.	such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

b.	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

c.	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

•	Transfers to IRAs that are attributable to Invesco Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

•	Rollovers from Invesco held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco IRA.

     In addition, an investor may acquire shares of any of the Invesco Funds at net asset value in connection with:

•	reinvesting dividends and distributions;

•	exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

•	the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Investment Services;

•	as a result of a Fund’s merger, consolidation or acquisition of the assets of another Fund;

•	the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or

•	when buying Class A shares of Invesco Tax-Exempt Cash Fund.

•	Unit investments trusts sponsored by Invesco Distributors or its affiliates.

•	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A shares of the Invesco Funds. The Invesco Funds reserve the right to modify or terminate this program at any time.

     Payments to Dealers. Invesco Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
     The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial advisers” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial advisers in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial adviser, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisers that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial advisers negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial adviser to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.
     Certain financial advisers listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisers not listed below. Accordingly, please contact your financial adviser to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.
     Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial advisers to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial adviser’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial adviser’s sales force or to the financial adviser’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial adviser for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial advisers differently depending typically on the level and/or type of considerations provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based adviser programs — some of which may generate certain other payments described below).
     The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial adviser during the particular period. Such payments also may be calculated on the average daily net assets of the applicable Invesco Funds attributable to that particular financial adviser (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial adviser either or both Sales-Based Payments and Asset-Based Payments.
     Sub-Accounting and Networking Support Payments. Invesco Investment Services, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial advisers, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial adviser. In these situations, Invesco Distributors Affiliates may make payments to financial advisers that sell Invesco Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Distributors Affiliates also may make payments to certain financial advisers that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.
     All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.
     Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial adviser, one-time payments for ancillary services such as setting up funds on a financial adviser’s mutual fund trading systems, financial assistance to financial advisers that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
     Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.
     In certain cases these payments could be significant to the financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial adviser about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.
     Certain Financial Advisers that Receive One or More Types of Payments

1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc. AIG Retirement
Advantage Capital Corporation
Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
BCG Securities
Bear Stearns Securities Corp.
Benefit Plans, Inc.
BOSC, Inc.
Branch Banking & Trust Company
Brinker Capital
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Insurance Life Annuity
Chase Citibank, N.A.

Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Diversified Investment Advisors
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Lincoln Investment Planning
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Minnesota Life Insurance Co.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
NRP Financial
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing LLC
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PJ Robb
Plains Capital Bank
Plan Administrators
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
PNC Investments, LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
SagePoint Financial, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Securian Financial Services, Inc.
Security Distributors, Inc.
Sentra Securities
Signator Investors, Inc.
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services

Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Sterne Agee Financial Services, Inc.
Stifel Nicolaus & Company
Summit Brokerage Services, Inc.
Summit Equities, Inc.
SunAmerica Securities, Inc.
SunGard
Sun Life
SunTrust
SunTrust Robinson Humphrey, Inc.
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
USB Financial Services, Inc.
US Bank
U.S. Bank, N.A.
UVEST
USI Securities, Inc.
The Vanguard Group
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Waddell & Reed, Inc.
Wadsworth Investment Co., Inc.
Wall Street Financial Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

Purchases of Class B Shares
     New or additional investments in Class B shares are no longer permitted; but investors may pay a CDSC if they redeem their shares within a specified number of years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the Invesco Funds at the time of such sales. Payments are equal to 4.00% of the purchase price, which generally consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.
Purchases of Class C Shares
      Class C shares are sold at net asset value, and are not subject to an initial sales charge. Investors in Class C shares may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into Invesco Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds (except for Class C shares of Invesco Short Term Bond Fund) at the time of such sales. Payments with respect to Invesco Funds other than Invesco Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to Invesco Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Invesco Funds on or after May 1, 1995, and in circumstances where Invesco Distributors grants an exemption on particular transactions.
Payments with Regard to Converted Class K Shares
      For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares’ Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Distributors’ own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.
Purchase and Redemption of Class P Shares
      Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see Invesco Summit Fund’s Prospectus for details.
Purchases of Class R Shares
      Class R shares are sold at net asset value, and are not subject to an initial sales charge. For purchases of Class R shares of Category I, II or IV Funds, Invesco Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an Invesco Fund was offered as an investment option:

Percent of Cumulative Purchases
0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million
     With regard to any individual purchase of Class R shares, Invesco Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).
Purchases of Class S Shares
      Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S Shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.
Purchases of Class Y Shares
     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.
Purchases of Investor Class Shares
     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.
Purchases of Institutional Class Shares
      Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.
Exchanges
     Terms and Conditions of Exchanges. Normally, shares of an Invesco Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a Fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Redemptions
     General. Shares of the Invesco Funds may be redeemed directly through Invesco Distributors or through any dealer who has entered into an agreement with Invesco Distributors. In addition to the Funds’ obligation to redeem shares, Invesco Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Investment Services, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.
     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of Fund not reasonably practicable. With respect to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, in the event that the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust as defined in the 1940 Act, determines that the extent of the deviation between the Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Board of Trustees has the authority to suspend redemptions of the Fund shares.
     Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.
     Payments under a Systematic Redemption Plan constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.
     Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.
Contingent Deferred Sales Charges Imposed upon Redemption of Shares
     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into or Invesco Short Term Bond Fund). (In addition, no CDSC applies to Class A2 shares.) See the Prospectus for additional information regarding CDSCs.
     Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I, II or IV Funds held more than 18 months;

•	Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

•	Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and

•	Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

     Contingent Deferred Sales Charge Exceptions for Class B and C Shares. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of Invesco International Core Equity Fund and Invesco Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to Invesco International Core Equity Fund, and Invesco Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;

•	Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of Invesco and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and

•	Redemptions of Class C shares of a Fund other than Invesco Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of Invesco Short Term Bond Fund.

General Information Regarding Purchases, Exchanges and Redemptions
      Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Investment Services policy and procedures and U.S. regulations. Invesco Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, an investor or financial intermediary must supply Invesco Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.
     Authorized Agents. Invesco Investment Services and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.
     Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record;

and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. Invesco Funds may waive or modify any signature guarantee requirements at any time.
     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Investment Services’ current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Investment Services.
     Transactions by Telephone. By signing an account application form, an investor agrees that Invesco Investment Services may surrender for redemption any and all shares held by Invesco Investment Services in the designated account(s), or in any other account with any of the Invesco Funds, present or future, which has the identical registration as the designated account(s). Invesco Investment Services and Invesco Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the Invesco Funds, provided that such Fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Investment Services and Invesco Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.
     Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Investment Services nor Invesco Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the Invesco Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.
     Abandoned Property. It is the responsibility of the investor to ensure that Invesco Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to Invesco Investment Services. Upon receiving returned mail, Invesco Investment Services will attempt to locate the investor or rightful owner of the account. If Invesco Investment Services is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. Invesco Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
     Retirement Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial adviser or other intermediary for details.
     Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.
Institutional Class Shares
     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Investment Services, Inc. at P.O. Box 219078, Kansas City, Missouri 64121-9078. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Investment Services.
     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor’s payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.
     A financial intermediary may submit a written request to Invesco Investment Services for correction of transactions involving Fund shares. If Invesco Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.
     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.
     Generally payment for redeemed shares is made by Federal Reserve wire to the account designated in the investor’s account application. By providing written notice to his financial intermediary or to Invesco Investments Services, an investor may change the account designated to receive redemption proceeds. Invesco Investment Services may request additional documentation.

     Invesco Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity.
Offering Price
     The following formula may be used to determine the public offering price per Class A share of an investor’s investment:
     Net Asset Value / (1 — Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on October 31, 2011, Invesco Developing Markets Fund — Class A shares had a net asset value per share of $30.38. The offering price, assuming an initial sales charge of 5.50%, therefore was $32.15.
     Institutional Class shares of the Invesco Funds are offered at net asset value.
Calculation of Net Asset Value
     Each Invesco Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE on each business day of the Invesco Fund. In the event the NYSE closes early on a particular day, each Invesco Fund determines its net asset value per share as of the close of the NYSE on such day. Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.
     A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.
     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.
     Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.
     Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Redemptions in Kind
     Although the Invesco Funds generally intend to pay redemption proceeds solely in cash, the Invesco Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Invesco Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.
Backup Withholding
     Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.
     Each Invesco Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Fund with a TIN and a certification that he is not subject to backup withholding. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
     An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.	the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.
     Certain payees and payments are exempt from backup withholding and information reporting. Invesco or Invesco Investment Services will not provide Form 1099 to those payees.
     Investors should contact the IRS if they have any questions concerning withholding.
     IRS Penalties — Investors who do not supply the Invesco Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     Nonresident Aliens — Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

APPENDIX M
TOTAL SALES CHARGES
     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Distributors for the last three fiscal years or period ended October 31:

	2011		2010		2009
	Sales	Amount	Sales	Amount	Sales	Amount
	Charges	Retained	Charges	Retained	Charges	Retained
Invesco Balanced-Risk Allocation Fund [1]	$5,558,957	$607,362	$1,180,896	$137,355	$143,346	$20,539
Invesco Balanced-Risk Commodity Strategy Fund[2]	73,142	9,169	—	—	—	—
Invesco China Fund	315,280	42,358	721,975	102,437	646,570	103,517
Invesco Developing Markets Fund	810,586	105,752	1,930,228	253,859	980,225	155,739
Invesco Emerging Market Local Currency Debt Fund[3]	98,017	7,957	—	—	—	—
Invesco Emerging Markets Equity Fund[4]	17,274	2,095	—	—	—	—
Invesco Endeavor Fund	167,277	20,566	141,442	19,259	85,082	14,196
Invesco Global Health Care Fund	230,811	33,890	165,687	24,613	175,722	30,577
Invesco International Total Return Fund	179,865	15,119	77,840	10,808	52,671	9,735
Invesco Premium Income Fund	N/A	N/A	—	—	—	—
Invesco Small Companies Fund	891,118	102,872	395,882	52,588	172,645	28,178
     The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by Invesco Distributors for the last three fiscal years or period ended October 31:

	2011	2010	2009
Invesco Balanced-Risk Allocation Fund [1]	$88,449	$12,704	$395
Invesco Balanced-Risk Commodity Strategy Fund[2]	5,630	—	—
Invesco China Fund	76,245	167,413	99,768
Invesco Developing Markets Fund	193,757	182,839	119,939
Invesco Emerging Market Local Currency Debt Fund[3]	1,375	2,654	N/A
Invesco Emerging Markets Equity Fund[4]	23	—	—
Invesco Endeavor Fund	16,607	15,536	17,315
Invesco Global Health Care Fund	46,702	49,928	57,833
Invesco International Total Return Fund	12,535	17,173	22,742
Invesco Premium Income Fund[5]	N/A	—	—
Invesco Small Companies Fund	37,186	35,696	32,379

M-1

1      Commenced operations on June 2, 2009.
2      Commenced operations on November 30, 2010.
3      Commenced operations on June 14, 2010.
4      Commenced operations on May 31, 2011.
5      Commenced operations on December 14, 2011.

M-2

APPENDIX N
AMOUNTS PAID TO INVESCO DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS
     A list of amounts paid by each class of shares to Invesco Distributors pursuant to the Plans for the fiscal year ended October 31, 2011 were as follows:

	Class A	Class B	Class C	Class R	Investor Class
Fund	Shares	Shares	Shares	Shares	Shares
Invesco Balanced-Risk Allocation Fund	$1,083,353	$134,147	$1,592,913	$7,205	—
Invesco Balanced-Risk Commodity Strategy Fund[1]	10,021	1,458	9,460	170	—
Invesco China Fund	340,715	196,092	462,457	—	—
Invesco Developing Markets Fund	3,606,323	679,745	2,260,556	—	—
Invesco Emerging Market Local Currency Debt Fund	19,857	6,663	14,414	411	—
Invesco Emerging Markets Equity Fund[2]	3,639	—	368	19	—
Invesco Endeavor Fund	222,278	89,644	214,413	74,691	—
Invesco Global Health Care Fund	1,263,205	313,290	292,980	—	$1,186,230
Invesco International Total Return Fund	91,997	59,477	85,329	—	—
Invesco Premium Income Fund[3]	N/A	N/A	N/A	N/A	N/A
Invesco Small Companies Fund	901,762	154,862	1,068,219	259,155	—

1      Commenced operations on November 30, 2010
2      Commenced operations on May 31, 2011 .
3      Commenced operations on. December 14, 2011.
        .

N-1

APPENDIX O
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS
     An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the fiscal year ended October 31, 2011 follows:

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Balanced-Risk Allocation Fund	0	0	0	0	$1,083,352	0	0	1,083,352
Invesco Balanced-Risk Commodity Strategy Fund[1]	0	0	0	0	10,021	0	0	10,021
Invesco China Fund	0	0	0	0	$340,715	0	0	340,715
Invesco Developing Markets Fund	0	0	0	0	$3,606,323	0	0	3,606,323
Invesco Emerging Market Local Currency Debt Fund	0	0	0	0	$19,857	0	0	19,857
Invesco Emerging Markets Equity Fund[2]	0	0	0	0	$3,639	0	0	$3,639
Invesco Endeavor Fund	0	0	0	0	$222,278	0	0	222,278
Invesco Global Health Care Fund	0	0	0	0	$1,263,205	0	0	1,263,205
Invesco International Total Return Fund	0	0	0	0	$91,997	0	0	91,997
Invesco Premium Income Fund[3]	0	0	0	0	—	0	0	—
Invesco Small Companies Fund	0	0	0	0	$901,763	0	0	901,763

[1]	Commenced operations on November 30, 2010.

[3]	Commenced operations on May 31, 2011.

[3]	Commenced operations on December 14, 2011.

     An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the fiscal year ended October 31, 2011 follows:

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Balanced-Risk Allocation Fund	0	0	$919	100,610	25,268	7,350	0	134,147
Invesco Balanced-Risk Commodity Strategy Fund[1]	$83	18	0	1,093	264	0	0	1,458
Invesco China Fund	0	0	0	$147,069	45,590	3,433	0	196,092
Invesco Developing Markets Fund	$1,559	0	780	509,809	150,437	16,380	780	679,745
Invesco Emerging Market Local Currency Debt Fund	$595	130	0	4,997	941	0	0	6,663
Invesco Emerging Markets Equity Fund[3]	0	0	0	0	0	0	0	0
Invesco Endeavor Fund	0	0	0	$67,233	20,820	1,591	0	89,644
Invesco Global Health Care Fund	$437	0	0	234,969	75,478	2,408	0	313,292
Invesco International Total Return Fund	0	0	0	$44,608	14,483	386	0	59,477

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Premium Income Fund[3]	0	0	0	0	0	0	0	0
Invesco Small Companies Fund	0	0	0	$116,146	35,829	2,887	0	154,862

1      Commenced operations on November 30, 2010.
3      Commenced operations on May 31, 2011.
3      Commenced operations on December 14, 2011.
     An estimate by category of the allocation of actual fees paid by Class C Shares of the Funds during the fiscal year ended October 31, 2011 follows:

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Balanced-Risk Allocation Fund	$32,459	1,183	10,251	998,266	396,733	141,405	12,616	1,592,913
Invesco Balanced-Risk Commodity Strategy Fund[1]	0	0	0	$3,732	4,484	1,244	0	9,460
Invesco China Fund	$1,351	0	451	74,342	374,148	10,813	1,352	462,457
Invesco Developing Markets Fund	$13,937	772	8,580	621,457	1,520,814	87,641	7,355	2,260,556
Invesco Emerging Market Local Currency Debt Fund	0	0	0	$8,376	4,642	1,396	0	14,414
Invesco Emerging Markets Equity Fund[2]	$64	14	0	235	55	0	0	368
Invesco Endeavor Fund	$1,013	0	0	30,379	178,295	4,726	0	214,413
Invesco Global Health Care Fund	$1,579	0	0	48,943	235,090	7,368	0	292,980

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco International Total Return Fund	$469	0	0	12,690	70,290	1,880	0	85,329
Invesco Premium Income Fund[3]	0	0	0	0	0	0	0	0
Invesco Small Companies Fund	$5,014	147	1,902	174,412	860,120	24,722	1,902	1,068,219

1      Commenced operations on November 30, 2010.
2      Commenced operations on May 31, 2011.
3      Commenced operations on December 14, 2011.
     An estimate by category of the allocation of actual fees paid by Class R Shares of the Funds during the fiscal year ended October 31, 2011 follows:

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Balanced-Risk Allocation Fund	$154	6	44	1,524	4,785	636	56	7,205
Invesco Balanced-Risk Commodity Strategy Fund[1]	$6	0	1	59	77	26	1	170
Invesco Emerging Market Local Currency Debt Fund	$6	0	2	58	317	26	2	411
Invesco Emerging Markets Equity Fund[2]	$7	2	0	9	1	0	0	19
Invesco Endeavor Fund	$453	21	206	5,651	65,784	2,371	204	74,690

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Premium Income Fund[3]	0	0	0	0	0	0	0	0
Invesco Small Companies Fund	$2,404	86	824	26,312	217,625	10,952	952	259,155
     An estimate by category of the allocation of actual fees paid by Investor Class Shares of the Funds during the fiscal year ended October 31, 2011 follows:

						Compensation
		Printing &		Underwriters	Dealers	to Sales
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Travel	Total
Invesco Global Health Care Fund	0	0	0	0	$1,186,229	0	0	1,186,229

1      Commenced operations on November 30, 2010.
2      Commenced operations on May 31, 2011.
3      Commenced operations on December 14, 2011.

Statement of Additional Information February 28, 2012 AIM Investment Funds (Invesco Investment Funds)
This Statement of Additional Information (the SAI) relates to each portfolio (each a Fund, collectively the Funds) of AIM Investment Funds (Invesco Investment Funds) (the Trust) listed below. Each Fund offers separate classes of shares as follows:

Fund	Class A	Class B	Class C	Class R	Class Y	Institutional
Invesco Commodities Strategy Fund	COAAX	COAHX	COACX	COARX	COAIX	COAJX
Invesco Pacific Growth Fund	TGRAX	TGRBX	TGRCX	TGRRX	TGRDX	TGRSX

Statement of Additional Information February 28, 2012 AIM Investment Funds (Invesco Investment Funds)
This SAI is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Funds listed below. Portions of each Fund’s financial statements are incorporated into this SAI by reference to such Fund’s most recent Annual and/or Semi-Annual Reports to shareholders. You may obtain, without charge, a copy of any Prospectus, Annual and/or Semi-Annual Reports for any Fund listed below from an authorized dealer or by writing to:
Invesco Investment Services, Inc.
P.O. Box 219078
Kansas City, MO 64121-9078
or by calling (800) 959-4246
or on the Internet: www.invesco.com/us
This SAI, dated February 28, 2012, relates to retail classes and institutional class shares of the following Prospectuses:

Fund	Retail Classes	Institutional Classes
Invesco Commodities Strategy Fund	February 28, 2012	February 28, 2012
Invesco Pacific Growth Fund	February 28, 2012	February 28, 2012
The Trust has established other funds which are offered by separate prospectuses and a separate SAI.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE TRUST	1
Fund History	1
Shares of Beneficial Interest	1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS	3
Classification	3
Investment Strategies and Risks	3
Equity Investments	3
Foreign Investments	6
Exchange-Traded Funds	9
Exchange-Traded Notes	9
Debt Investments	10
Other Investments	21
Investment Techniques	25
Derivatives	30
Fund Policies	38
Portfolio Turnover	41
Policies and Procedures for Disclosure of Fund Holdings	41

MANAGEMENT OF THE TRUST	44
Board of Trustees	44
Management Information	50
Trustee Ownership of Fund Shares	54
Compensation	55
Retirement Plan for Trustees	55
Deferred Compensation Agreements	55
Purchase of Class A Shares of the Funds at Net Asset Value	55
Purchases of Class Y Shares of the Funds at Net Asset Value	56
Code of Ethics	56
Proxy Voting Policies	56

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	56

INVESTMENT ADVISORY AND OTHER SERVICES	57
Investment Adviser	57
Investment Sub-Advisers	59
Portfolio Managers	59
Securities Lending Arrangements	59
Service Agreements	60
Other Service Providers	60

BROKERAGE ALLOCATION AND OTHER PRACTICES	61
Brokerage Transactions	61
Commissions	62
Broker Selection	62
Directed Brokerage (Research Services)	65

i

Regular Brokers	65
Allocation of Portfolio Transactions	65
Allocation of Initial Public Offering (IPO) Transactions	65

PURCHASE, REDEMPTION AND PRICING OF SHARES	66

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS	66
Dividends and Distributions	66
Tax Matters	66

DISTRIBUTION OF SECURITIES	83
Distributor	84
Distribution Plans	85

FINANCIAL STATEMENTS	90

PENDING LITIGATION	90
Investigations Related to Market Timing	90

APPENDICES:

RATINGS OF DEBT SECURITIES	A-1

PERSONS TO WHOM INVESCO PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS	B-1

TRUSTEES AND OFFICERS	C-1

TRUSTEE COMPENSATION TABLE	D-1

PROXY POLICIES AND PROCEDURES	E-1

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES	F-1

MANAGEMENT FEES	G-1

PORTFOLIO MANAGERS	H-1

ADMINISTRATIVE SERVICES FEES	I-1

BROKERAGE COMMISSIONS	J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS	K-1

PURCHASE, REDEMPTION AND PRICING OF SHARES	L-1

AMOUNTS PAID PURSUANT TO DISTRIBUTION PLANS	M-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN	N-1

TOTAL SALES CHARGES	O-1

ii

GENERAL INFORMATION ABOUT THE TRUST
Fund History
          AIM Investment Funds (Invesco Investment Funds) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was originally organized as a Maryland corporation on October 29, 1987, and re-organized as a Delaware statutory trust on May 7, 1998. Under the Trust’s Agreement and Declaration of Trust, as amended, (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. Prior to April 30, 2010, the Trust was known as AIM Investment Funds.
          On June 1, 2010, each Fund assumed the assets and liabilities of its predecessor fund (each a predecessor fund, collectively, the predecessor funds) as shown below.

Fund	Predecessor Fund
Invesco Commodities Strategy Fund	Morgan Stanley Commodities Alpha Fund
Invesco Pacific Growth Fund	Morgan Stanley Pacific Growth Fund Inc.
          All historical financial information and other information contained in this Statement of Additional Information (SAI) for periods prior to June 1, 2010 relating to each Fund (or any classes thereof) is that of its predecessor fund (or the corresponding classes thereof).
Shares of Beneficial Interest
          Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances, subject in certain circumstances to a contingent deferred sales charge.
          The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust’s books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund subject to oversight by the Board, primarily on the basis of relative net assets, or other relevant factors.
          Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.
          Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

1

          The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.
          Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.
          The Trust Agreement and the Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders of a Fund must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund.
          Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of the Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco). When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that when shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.
          Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of the Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.
          The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

2

          Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
Classification
          The Trust is an open-end management investment company. Each of the Funds except Invesco Commodities Strategy Fund is “diversified” for purposes of the 1940 Act. Invesco Commodities Strategy Fund is “non-diversified” for purposes of the 1940 Act, which means this Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.
Investment Strategies and Risks
          Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund’s prospectus. Where a particular type of security or investment technique is not discussed in a Fund’s prospectus, that security or investment technique is not a principal investment strategy.
          Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective(s), policies and restrictions described in that Fund’s prospectus and/or this SAI, as well as the federal securities laws.
          The Funds’ investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Funds’ voting securities unless otherwise indicated.
Equity Investments
          Common Stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. A Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.
          The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
          Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a

3

liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
          Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.
          Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
          A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.
          Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
          The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

4

          If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
          While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.
          Enhanced Convertible Securities. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.
          Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.
          Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund’s investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.
          The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.
          Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

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Foreign Investments
          Foreign Securities. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.
          Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Instruments”) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see “Foreign Government Obligations”), international agencies and supranational entities.
          The Funds consider various factors when determining whether a company is in a particular country, including whether (1) it is organized under the laws of a country; (2) it has a principal office in a country; (3) it derives 50% or more of its total revenues from businesses in a country; and/or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a particular country.
          Investments by a Fund in foreign securities, including ADRs and EDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the United States.
          Currency Risk. The value in U.S. dollars of the Fund’s non-dollar-denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.
          Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.
          Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.

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          There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.
          Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially less trading volume than the U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.
          Risks of Developing/Emerging Countries. A Fund may invest in securities of companies located in developing/emerging countries.
          Developing/emerging market countries are those countries in the world other than developed countries of the European Union, the United States of America, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong and Singapore. Developed countries of the European Union are Austria, Belgium, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia, Spain, Sweden and United Kingdom.
          Investments in developing and emerging market countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:
i.	Restriction, to varying degrees, on foreign investment in stocks;

ii.	Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii.	Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv.	Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging market countries;

v.	Many of the developing and emerging market countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi.	There is a risk in developing and emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.

          Foreign Government Obligations. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes

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or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.” The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.
          Foreign Exchange Transactions. Each Fund that may invest in foreign currency-denominated securities has the authority to purchase and sell foreign currency options, foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (i.e., for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (referred to also as forward contracts; see also “Forward Currency Contracts”). Because forward contracts are privately negotiated transactions, there can be no assurance that a counterparty will honor its obligations.
          The Funds will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion. In addition, dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies in the spot and forward markets.
          A Fund will generally engage in these transactions in order to complete a purchase or sale of foreign currency denominated securities. The Funds may also use foreign currency options and forward contracts to increase or reduce exposure to a foreign currency or to shift exposure from one foreign currency to another in a cross currency hedge. Forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies; however, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Certain Funds may also engage in foreign exchange transactions, such as forward contracts, for non-hedging purposes to enhance returns. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation of a sufficient amount of liquid assets.
          A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in connection with currency futures or forward contracts. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The uses and risks of currency futures are similar to those of futures relating to securities or indices (see also “Futures and Options”). Currency futures values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments.
          Whether or not any hedging strategy will be successful is highly uncertain, and use of hedging strategies may leave a Fund in a less advantageous position than if a hedge had not been established. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Invesco’s or the Sub-Advisers’ predictions regarding the movement of foreign currency or securities markets prove inaccurate.
          Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Foreign exchange transactions may involve some of the risks of investments in foreign securities. For a discussion of tax considerations relating to foreign currency transactions, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign currency transactions.”

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          Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers. Floating rate loans are made to and floating rate debt securities are issued by non-U.S. borrowers. Such loans and securities will be U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the borrower will meet the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. The Funds similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Funds in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Funds, in U.S. dollars pursuant to foreign currency swaps.
          Foreign Bank Obligations. Foreign bank obligations include certificates of deposit, banker’s acceptances and fixed time deposits and other obligations (a) denominated in U.S. dollars and issued by a foreign branch of a domestic bank (Eurodollar Obligations), (b) denominated in U.S. dollars and issued by a domestic branch of a foreign bank (Yankee dollar Obligations), and (c) issued by foreign branches of foreign banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Exchange-Traded Funds
          Exchange-Traded Funds. Most exchange-traded funds (ETFs) are registered under the 1940 Act as investment companies. Therefore, a Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.” ETFs have management fees, which increase their cost. Each Fund may invest in exchange-traded funds advised by unaffiliated advisers as well as exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares). Invesco, the Sub-Advisers and PowerShares are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.
          ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.
          Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Exchange-Traded Notes
          Exchange-Traded Notes. Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (i.e., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy

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factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs (directly or through the Subsidiary, as defined herein) it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund or Subsidiary to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
          ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how the Fund or the Subsidiary characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
          An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
          The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.
Debt Investments
          U.S. Government Obligations. U.S. Government obligations are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and include, among other obligations, bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.
          U.S. Government obligations may be (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has recently provided financial support to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of Fannie Mae, Freddie Mac and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest.
          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

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          Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
          Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in the types of money market instruments in which those funds would invest or other short-term U.S. Government securities for cash management purposes. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.
          Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the Federal National

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Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
          In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.
          On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (FHFA) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac modestly increased their mortgage-backed security portfolios through the end of 2009 and are expected to gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.
          Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities. The U.S. Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. However, the Federal Reserve’s purchases of mortgage-backed securities ended in 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed earlier will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.
          In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

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          Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
          If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
          Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
          CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
          In a typical CMO transaction, a corporation (issuer) issues multiple series (i.e., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a

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Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
          CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.
          FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
          Classes of CMOs may also include interest only (IOs) and principal only (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.
          CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
          Collateralized Debt Obligations (CDOs). A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

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          Collateralized Loan Obligations (CLOs). CLOs are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, a Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
          Credit Linked Notes (CLNs). A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.
          CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. In return for these risks, the CLN holder receives a higher yield. The Fund bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. As with most derivative instruments, valuation of a CLN may be difficult due to the complexity of the security.
          Bank Instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to, certificates of deposits, time deposits, and banker’s acceptances from U.S. or foreign banks as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Some certificates of deposit are negotiable interest-bearing instruments with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.
          An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.
          Commercial Instruments. Commercial instruments include commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies.
          Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Funds. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities. Commercial instruments may not be registered with the U.S. Securities and Exchange Commission (SEC).

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          Synthetic Municipal Instruments. Synthetic municipal instruments are instruments, the value of and return on which are derived from underlying securities. Synthetic municipal instruments include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.
          Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
          The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.
          Municipal Securities. Municipal Securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.
          The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. Interest received by the Fund from tax-exempt Municipal Securities may be taxable to shareholders if the Fund fails to qualify to pay exempt-interest dividends by failing to satisfy the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of Municipal Securities.
          The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in

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less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.
          Municipal Securities also include the following securities:
•	Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•	Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•	Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

•	Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.
          Certain Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.
          After purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.
          Since the Funds may invest in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.
          The Funds may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company. If a Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect share price.
          Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.
          The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

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          Municipal Lease Obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.
          Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities and the risks of holding illiquid securities.
          Investment Grade Debt Obligations. Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. They may be U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies.
          These obligations must meet minimum ratings criteria set forth for the Fund as described in its prospectus or, if unrated, be of comparable quality. Bonds rated Baa3 or higher by Moody’s and/or BBB or higher by S&Ps or Fitch Ratings, Ltd. are typically considered investment grade debt obligations. The description of debt securities ratings may be found in Appendix A.
          In choosing corporate debt securities on behalf of a Fund, portfolio managers may consider:
(i)	general economic and financial conditions;

(ii)	the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.
          Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.
          Non-Investment Grade Debt Obligations (Junk Bonds). Bonds rated Ba or below by Moody’s and/or BB or below by S&P or Fitch Ratings, Ltd. are typically considered non-investment grade or “junk bonds.” Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds. Description of debt securities ratings are found in Appendix A.
          The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer

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developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time and price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.
          Loans, Loan Participations and Assignments. Loans and loan participations are interests in amounts owed by a corporate, governmental or other borrowers to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
          When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.
          Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information. In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
          Public Bank Loans. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public loans are made by banks or other financial institutions, and may be rated investment grade (Baa or higher by Moody’s, BBB or higher by S&P) or below investment grade (below Baa by Moody’s or below BBB by S&P). However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.
          Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid,

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meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
          Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.
          Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.
          Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.
          Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.
          U.S. Corporate Debt Obligations. Corporate debt obligations in which the Funds may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial Paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on a Fund’s demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and a Fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of

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the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to the Funds’ percentage limitation for investments in illiquid securities.
Other Investments
          Real Estate Investment Trusts (REITs). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
          Investments in REITS may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.
          In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.
          Foreign Real Estate Companies. Certain Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes a Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITS and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when a Fund invests in foreign real estate companies.
          Other Investment Companies. A Fund may purchase shares of other investment companies, including exchange traded funds. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).
          When a Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

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          Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.
          Master Limited Partnerships (MLPs). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities.
          The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.
          MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
          Private Investments in Public Equity. Private investments in public equity (PIPES) are equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
          Defaulted Securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, the Fund may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase the Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco and/or the Sub-Advisers determine that such defaulted securities are liquid under guidelines adopted by the Board.
          Municipal Forward Contracts. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with longer-than-standard settlement dates, in some cases taking place up to five years from the date of purchase. The buyer, in this case the Fund, will execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash to meet that forward commitment.
          Municipal forward contracts typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period and failure of the issuer to complete various steps required to issue the bonds.
          Variable or Floating Rate Instruments. Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar

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quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Funds. The Fund’s Adviser, or Sub-Adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.
          Inverse Floating Rate Obligations. The inverse floating rate obligations in which the Fund may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Fund may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.
          Zero Coupon and Pay-in-Kind Securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.
          Premium Securities. Premium securities are securities bearing coupon rates higher than the then prevailing market rates.
          Premium securities are typically purchased at a “premium,” in other words, at a price greater than the principal amount payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of premium securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. However, the yield on these securities would remain at the current market rate. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss of principal if it holds such securities to maturity.

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          Stripped Income Securities. Stripped Income Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities, or other assets. Stripped income securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped, where one class will receive all of the interest (the interest only class or the IO class), while the other class will receive all of the principal (the principal-only class or the PO class).
          The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed stripped income securities, the yields to maturity of IOs and POs may be very sensitive to principal repayments (including prepayments) on the underlying mortgages resulting in a Fund being unable to recoup its initial investment or resulting in a less than anticipated yield. The market for stripped income securities may be limited, making it difficult for the Fund to dispose of its holding at an acceptable price.
          Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises (privatizations). A Fund’s investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering.
          In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized. If large blocks of these enterprises are held by a small group of stockholders the sale of all or some portion of these blocks could have an adverse effect on the price.
          Participation Notes. Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign company or foreign securities market that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities market that they seek to replicate. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.
          Investment in Wholly Owned Subsidiary. Invesco Commodities Strategy Fund will invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the Subsidiary), which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, Invesco Commodities Strategy Fund may be considered to be investing indirectly in these investments through the Subsidiary.
          The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of the 1940 Act. Invesco Commodities Strategy Fund, as a sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since Invesco Commodities Strategy Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of Invesco Commodities Strategy Fund or its shareholders. Invesco Commodities Strategy Fund’s Trustees

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have oversight responsibility for the investment activities of the Invesco Commodities Strategy Fund, including its investment in the Subsidiary, and Invesco Commodities Strategy Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of Invesco Commodities Strategy Fund.
          Changes in the laws of the United States and/or the Cayman Islands, under which Invesco Commodities Strategy Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund or the Subsidiary to operate as described in this SAI and could negatively affect Invesco Commodities Strategy Fund and its shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Invesco Commodities Strategy Fund shareholders would likely suffer decreased investment returns.
Investment Techniques
          Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued or delayed delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments also include “To Be Announced” (TBA) mortgage backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. A Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although a Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, a Fund may sell these securities or its commitment before the settlement date if deemed advisable.
          When purchasing a security on a forward commitment, when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
          Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement.
          Short Sales. The Funds do not currently intend to engage in short sales other than short sales against the box. A Fund will not sell a security short if, as a result of such short sale, the aggregate market

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value of all securities sold short exceeds 10% of the Fund’s total assets. This limitation does not apply to short sales against the box.
          A short sale involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker. The Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. A short sale is typically effected when the Fund’s Adviser believes that the price of a particular security will decline. Open short positions using futures or forward currency contracts are not deemed to constitute selling securities short.
          To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, the Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will set aside an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked-to-market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. Short sale transactions covered in this manner are not considered senior securities and are not subject to the Fund’s fundamental investment limitations on senior securities and borrowings.
          Short positions create a risk that a Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Because the Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.
          The Fund may also enter into short sales against the box. Short sales against the box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
          Short sales against the box result in a “constructive sale” and require a Fund to recognize any taxable gain unless an exception to the constructive sale applies. See “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Options, futures, forward contracts, swap agreements and hedging transactions.”
          Margin Transactions. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.
          Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’

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interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan will generally only occur if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). A Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.
          Borrowing. The Funds may borrow money to the extent permitted under the Fund Policies. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or (iii) for cash management purposes. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
          If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.
          The Funds may borrow from a bank, broker-dealer, or another Invesco Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from a Fund are outstanding.
          Lending Portfolio Securities. A Fund may lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.
          A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
          If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.
          Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. Investing

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this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.
          For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Securities lending.”
          Repurchase Agreements. Certain Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund’s holding period. A Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.
          If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.
          The Funds may invest their cash balances in joint accounts with other Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.
          Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid.
          Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) over-the-counter (OTC) options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act); and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act or otherwise restricted under the federal securities laws.
          Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.

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          If a substantial market develops for a restricted security or other illiquid investment held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. While Invesco monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for Invesco’s liquidity determinations. Invesco considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.
          Reverse Repurchase Agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
          Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.
          Mortgage Dollar Rolls. A mortgage dollar roll (a dollar roll) is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.
          Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will be segregated to meet the forward commitment.
          Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.

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          Standby Commitments. A Fund may acquire securities that are subject to standby commitments from banks or other municipal securities dealers.
          Under a standby commitment, a bank or dealer would agree to purchase, at the Fund’s option, specified securities at a specified price. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer’s ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, Invesco reviews the creditworthiness of the banks and other municipal securities dealers from which the Funds obtain standby commitments in order to evaluate those risks.
          Contracts for Difference. A contract for difference (CFD) is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock, stock basket or index at the opening of the contract and the stock’s, stock basket’s or index’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take long positions on an underlying stock, stock basket or index and thus potentially capture gains on movements in the share prices of the stock, stock basket or index without the need to own the underlying stock, stock basket or index. By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, a Fund would have to pay the difference in value of the contract to the seller of the CFD. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced.
          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin, and adverse market movements against the underlying stock may require the buyer to make additional margin payments. CFDs may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase such Fund’s financial risk. A Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
Derivatives
          A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as an “underlying reference.” These underlying references may include commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include swaps, options, warrants, futures and forward currency contracts. Some derivatives, such as futures and certain options, are traded on U.S. commodity or securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the OTC market.
          Derivatives may be used for “hedging,” which means that they may be used when the portfolio manager seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the portfolio manager’s ability to predict and understand relevant market movements.
          Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks

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associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” A Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.
          General risks associated with derivatives:
          The use by the Funds of derivatives may involve certain risks, as described below.
          Counterparty Risk: OTC derivatives are generally governed by a single master agreement for each counterparty. Counterparty risk refers to the risk that the counterparty under the agreement will not live up to its obligations. An agreement may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations on specific transactions, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. The Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction. Invesco monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty.
          A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into.
          Leverage Risk: Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. A Fund mitigates leverage by segregating or earmarking assets or otherwise covers transactions that may give rise to leverage.
          Liquidity Risk: The risk that a particular derivative is difficult to sell or liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.
          Pricing Risk: The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.
          Regulatory Risk: The risk that a change in laws or regulations will materially impact a security or market.
          Tax Risks: For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions.”
          General risks of hedging strategies using derivatives:
          The use by the Funds of hedging strategies involves special considerations and risks, as described below.

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          Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.
          In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.
          Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.
          Types of derivatives:
          Swap Agreements. Generally, swap agreements are contracts between a Fund and a brokerage firm, bank, or other financial institution (the counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.
          Numerous proposals have been made by various regulatory entities and rulemaking bodies to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.
          Commonly used swap agreements include:
          Credit Default Swaps (CDS): An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.
          A Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a fixed interest rate (the “premium”) over the life of the swap in exchange for a counterparty (the “seller”) taking on the risk of default of a referenced debt obligation (the “Reference Obligation”). If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

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          Alternatively, a Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.
          Credit Default Index (CDX): A CDX is an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments — Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.
          Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.
          Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B agrees to pay Party A a variable interest rate.
          Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.
          Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
          Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index). Options on a CDS or a Futures Contract (defined below) give the purchaser the right to enter into a CDS or assume a position in a Futures Contract.
          The Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (i.e., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s net asset value being more sensitive to changes in the value of the option.

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          The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
          A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets. A Fund will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.
          A Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
          Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
          Types of Options:
          Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.
          Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.
          Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

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          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.
          CDS Option: A CDS option transaction gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.
          Options on Futures Contracts: Options on Futures Contracts give the holder the right to assume a position in a Futures Contract (to buy the Futures Contract if the option is a call and to sell the Futures Contract if the option is a put) at a specified exercise price at any time during the period of the option.
          Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
          Option Techniques:
          Writing Options. A Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.
          A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.
          In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.
          If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.
          Purchasing Options. A Fund may only purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency held by the Fund; or purchase put options on underlying securities, contracts or currencies against which it has written other put options. The premium paid for the put option and any

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transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.
          A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.
          Straddles/Spreads/Collars:
          Spread and straddle options transactions. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.
          Option Collars. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.
          Warrants. A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.
          Rights. Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Fund that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.
          Futures Contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place (collectively, “Futures Contracts”). A “sale” of a Futures Contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a

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specified date. A “purchase” of a Futures Contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.
          The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission (CFTC). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.
          Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. “Margin” for a Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered (“initial margin”) is intended to ensure the Fund’s performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.
          Subsequent payments, called “variation margin,” received from or paid to the futures commission merchant through which a Fund enters into the Futures Contract will be made on a daily basis as the futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market. When the Futures Contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the futures commission merchant along with any amount in excess of the margin amount; if the Fund has a loss of less than the margin amount, the difference is returned to the Fund; or if the Fund has a gain, the margin amount is paid to the Fund and the futures commission merchant pays the Fund any excess gain over the margin amount.
          Closing out an open Futures Contract is affected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.
          In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.
          Types of Futures Contracts:
          Currency Futures. A currency Futures Contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency Futures Contracts may be highly volatile and thus result in substantial gains or losses to the Fund.
          Index Futures. A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.
          Interest Rate Futures. An interest-rate Futures Contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit.

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Two examples of common interest rate Futures Contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (LIBOR) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.
          Security Futures. A security Futures Contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.
          Forward Currency Contracts. A forward currency contract is an over-the-counter contract between two parties to buy or sell a particular currency at a specified price at a future date. The parties may exchange currency at the maturity of the forward currency contract, or if the parties agree prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting amount of currency. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges.
          A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.
          The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
Fund Policies
          Fundamental Restrictions. Except as otherwise noted below, each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.
          (1) The Fund (except for Invesco Commodities Strategy Fund) is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
          (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

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          (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
          (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
          (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
          (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities. This restriction also does not prevent Invesco Commodities Strategy Fund from investing up to 25% of its total assets in the Subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.
          (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
          (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.
          The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.
          Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.
          (1) In complying with the fundamental restriction regarding issuer diversification, the Fund (except for Invesco Commodities Strategy Fund) will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.
          In complying with the fundamental restriction regarding issuer diversification, any Fund that invests in municipal securities will regard each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member as a separate “issuer.” When the assets

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and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.
          (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
          (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.
          (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.
          Each Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, each Fund will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. Each Fund also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.
          (5) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to a Fund, on such terms and conditions as the SEC may require in an exemptive order.
          (6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies and restrictions as the Fund.
          (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
          (8) The following apply:
                    Invesco Pacific Growth Fund invests, under normal circumstances, at least 80% of its assets in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries).
          For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

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Portfolio Turnover
          For the fiscal year ended 2009, the portfolio turnover rates for the predecessor funds are presented in the table below. For the fiscal year ended in 2010, blended portfolio turnover rates of the predecessor funds and the Funds are presented in the table below. For the fiscal year ended 2011, the portfolio turnover rates for each Fund are presented in the table below. Prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31; the current fiscal year end is October 31. The fiscal year end of Invesco Pacific Growth Fund is October 31. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in the predecessor fund’s adviser’s or Invesco’s investment outlook.

	October 31,	July 31,
Fund	2011[1]	2011	2010
Invesco Commodities Strategy Fund	22%	69%	131%
Invesco Pacific Growth Fund	109%	N/A	76%
Policies and Procedures for Disclosure of Fund Holdings
          The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.
          Public release of portfolio holdings. The Funds disclose the following portfolio holdings information at www.invesco.com/us2:

	Approximate Date of	Information Remains
Information	Website Posting	Posted on Website
Top ten holdings as of month-end	15 days after month-end	Until replaced with the following month’s top ten holdings

Select holdings included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update

Complete portfolio holdings as of calendar quarter-end	30 days after calendar quarter-end	For one year

Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year
          These holdings are listed along with the percentage of the Fund’s net assets they represent. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted at www.invesco.com/us. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

[1]	The portfolio turnover rate is for the Fund’s fiscal period August 1, 2011 to October 31, 2011 and has not been annualized.

[2]	To locate the Fund’s portfolio holdings go to http://www.invesco.com/us, click on the “Products” tab, then click on the “Mutual Funds” link, then select the Fund from the drop down menu and click on the “Overview” tab. A link to the Fund’s holdings is located under the heading “Top Ten Holdings” in the middle of the Web page.

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          Selective disclosure of portfolio holdings pursuant to Non-Disclosure Agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the ICCC) of the Adviser approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, the ICCC will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.
          The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates brought to the Board’s attention by Invesco.
          Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Invesco Funds:
•	Attorneys and accountants;

•	Securities lending agents;

•	Lenders to the Invesco Funds;

•	Rating and rankings agencies;

•	Persons assisting in the voting of proxies;

•	Invesco Funds’ custodians;

•	The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);

•	Pricing services, market makers, or other persons who provide systems or software support in connection with Invesco Funds’ operations (to determine the price of securities held by an Invesco Fund);

•	Financial printers;

•	Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and

•	Analysts hired to perform research and analysis to the Invesco Funds’ portfolio management team.
          In many cases, Invesco will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information (Non-Disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings on an ongoing basis.
          Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Funds.
          The Holdings Disclosure Policy provides that Invesco will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.

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          Disclosure of certain portfolio holdings and related information without Non-Disclosure Agreement. Invesco and its affiliates that provide services to the Funds, the Advisers and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.
          From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on the Web site. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.
          From time to time, employees of Invesco and its affiliates also may provide oral or written information (portfolio commentary) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
          Disclosure of portfolio holdings by traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. Invesco does not enter into formal Non-Disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.
          Disclosure of portfolio holdings of other Invesco-managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Funds and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Funds.
          Invesco provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Insurance Funds) to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds (Insurance Companies). Invesco may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco has entered into Non-Disclosure Agreements up to five days prior to the scheduled dates for Invesco’s disclosure of similar portfolio holdings information for other Funds at www.invesco.com/us. Invesco provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them

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to disclose this information on their Web sites at approximately the same time that Invesco discloses portfolio holdings information for the other Funds on its Web site. Invesco manages the Insurance Funds in a similar fashion to certain other Funds and thus the Insurance Funds and such other Funds have similar portfolio holdings. Invesco does not disclose the portfolio holdings information for the Insurance Funds on its Web site, and not all Insurance Companies disclose this information on their Web sites.
MANAGEMENT OF THE TRUST
Board of Trustees
          The Trustees and Officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.
          Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.
Interested Persons
Martin L. Flanagan, Trustee
          Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco, Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco, Ltd.
          Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.
          Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.
          Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.
          The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.
Philip A. Taylor, Trustee
          Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.
          Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.
          Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

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          The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.
Wayne W. Whalen, Trustee
          Wayne W. Whalen has been a member of the Board of Trustees since 2010.
          Mr. Whalen is Of Counsel, and prior to 2010, Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.
          Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Whalen’s experience as a law firm Partner and his experience as a director of investment companies benefits the Funds.
Independent Trustees
David C. Arch, Trustee
          David C. Arch has been a member of the Board of Trustees since 2010.
          Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.
Frank S. Bayley, Trustee
          Frank S. Bayley has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1985.
          Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle.
          Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves

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on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston.
          Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.
          The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Funds.
James T. Bunch, Trustee
          James T. Bunch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2000.
          From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd. a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning and Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region.
          Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.
          At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.
          The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.
Bruce L. Crockett, Trustee and Chair
          Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees since 2004.
          Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.
          Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.
          The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

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Rodney F. Dammeyer, Trustee
          Rodney F. Dammeyer has been a member of the Board of Trustees since 2010.
          Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Vice Chairman of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc.
          Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm.
          Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer has served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc.
          From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.
Albert R. Dowden, Trustee
          Albert R. Dowden has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2000.
          Mr. Dowden retired at the end of 1998 after a 24 -year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo.
          Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years as well as several other not-for-profit organizations.
          Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.
          The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.
Jack M. Fields, Trustee
          Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.
          Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

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          Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.
          Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.
          The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.
Carl Frischling, Trustee
          Carl Frischling has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1977. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Funds’ independent trustees. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent directors/trustees on their fiduciary obligations under federal securities laws.
          Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute Board and was involved in ongoing matters with all of the regulatory areas overseeing this industry.
          Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center.
          The Board believes that Mr. Frischling’s experience as an investment management lawyer, and his long involvement with investment companies benefits the Funds.
Dr. Prema Mathai-Davis, Trustee
          Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1998.
          Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethcs Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.
          The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

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Dr. Larry Soll, Trustee
          Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds and its predecessor since 1997.
          Formerly, Dr. Soll was chairman of the board (1987 to 1994), Chief Executive Officer (1982- 1989) and President (1982-1989) of Synergen, Inc. a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation.
          The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Funds.
Hugo F. Sonnenschein, Trustee
          Hugo F. Sonnenschein has been a member of the Board of Trustees since 2010.
          Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago.
          Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.
          The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.
Raymond Stickel, Jr., Trustee
          Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2005.
          Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients.
          Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.
          The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

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Management Information
          The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.
          Certain trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Funds.
          Leadership Structure and the Board of Trustees. The Board is currently composed of sixteen Trustees, including thirteen Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.
          The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Fund has substantially the same leadership structure as the Trust.
          The Board believes that its leadership structure, which includes an Independent Trustee as Chairman, allows for effective communication between the trustees and Fund management, among the Board’s trustees and among its Independent Trustees. The existing Board structure, including its committee structure, provides the independent Trustees with effective control over board governance while also providing insight from the two interested Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Funds and their shareholders and result in effective decision-making.
          Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as defined and further described below). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
          Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.
          The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a

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material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.
          The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.
          The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent and correct violations of the federal securities laws.
          Committee Structure. The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee (the Committees). The Special Market Timing Litigation Committee has been disbanded.
          The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Funds’ Adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended October 31, 2011, the Audit Committee met eight times.
          The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice Chair), Stickel and Dr. Soll (Chair). The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds’ Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc. (IFG); (iii) reviewing any report prepared by a third party who is not an interested person of Invesco, upon the conclusion by such third

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party of a compliance review of Invesco; (iv) reviewing all reports on compliance matters from the Funds’ Chief Compliance Officer, (v) reviewing all recommendations made by the Senior Officer regarding Invesco’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco’s fiduciary duties to Fund shareholders and of Invesco’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) receiving and reviewing quarterly reports on the activities of Invesco’s Internal Compliance Controls Committee; (ix)reviewing all reports made by Invesco’s Chief Compliance Officer; reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco’s ombudsman; risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended October 31, 2011, the Compliance Committee met six times.
          The members of the Governance Committee are Messrs. Arch, Crockett, Albert Dowden (Chair), Jack Fields (Vice-Chair), Carl Frischling, Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. During the fiscal year ended October 31, 2011, the Governance Committee met six times.
          The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.
          The members of the Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein (Vice Chair), Stickel, Philip A. Taylor, Wayne W. Whalen, Drs. Mathai-Davis (Vice Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers; and (ii) review all proposed and existing advisory and

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sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended October 31, 2011, the Investments Committee met six times.
          The Investments Committee has established three sub-committees (the Sub-Committees). The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.
          The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Frischling (Chair), Sonnenschein (Vice-Chair), Whalen and Dr. Mathai-Davis. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Invesco Funds (i) in the valuation of the Invesco Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Invesco Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Invesco Funds, (iii) in the review of existing distribution arrangements for the Invesco Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Invesco Funds; and (b) to make regular reports to the full Boards of the Invesco Funds.
          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from Invesco regarding fair value determinations made pursuant to the Pricing Procedures by Invesco’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco, assisting Invesco’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the Liquidity Procedures) and other information from Invesco regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Invesco Funds regarding distribution and marketing of the Invesco Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the Guidelines) and the Proxy Policies and Procedures (the Proxy Procedures) by Invesco and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making

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recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee which existed prior to 2008. During the fiscal year ended October 31, 2011, the Valuation, Distribution and Proxy Oversight Committee met six times.
Trustee Ownership of Fund Shares
          The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Funds complex, is set forth in Appendix C.

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Compensation
          Each trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such trustee also serves as a trustee of other Invesco Funds. Each such trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services. Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2011, is found in Appendix D.
Retirement Plan for Trustees
          The trustees have adopted a retirement plan which is secured by the Funds for the trustees of the Trust who are not affiliated with Invesco. The trustees also have adopted a retirement policy that permits each non-Invesco-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.
          Annual retirement benefits are available to each non-Invesco-affiliated trustee of the Trust and/or the other Invesco Funds (each, a Covered Fund) who became a trustee prior to December 1, 2008, and has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee’s credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee’s designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service or if the trustee has elected, in a discounted lump sum payment. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
Deferred Compensation Agreements
          Messrs. Crockett, Edward K. Dunn (a former trustee), Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other Invesco Fund from which they are deferring compensation.
Purchase of Class A Shares of the Funds at Net Asset Value
          The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a

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reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see “Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund — Purchases of Class A Shares at Net Asset Value.”
Purchases of Class Y Shares of the Funds at Net Asset Value
          The Trustees and other affiliated persons of the Trust may purchase Class Y shares of the Invesco Funds. For a description please see “Appendix L — Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class Y Shares.”
Code of Ethics
          Invesco, the Trust, Invesco Distributors and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.
Proxy Voting Policies
          Invesco is comprised of two business divisions, Invesco Aim and Invesco Institutional, each of which have adopted their own specific Proxy Voting Policies.
          The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Adviser/Sub-Adviser(s), including as appropriate, separately to the named division of the Adviser:

Fund	Adviser/Sub-Adviser
Invesco Commodities Strategy Fund	Invesco Institutional — a division of Invesco
Invesco Pacific Growth Fund	Invesco Hong Kong (Ltd.)
          Invesco (the Proxy Voting Entity) will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record. Information regarding how the Funds voted proxies related to their portfolio securities during the twelve months ended June 30, 2011, is available without charge at our Web site, www.invesco.com/us. This information is also available at the SEC Web site, www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          Information about the ownership of each class of the Funds’ shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
          Invesco serves as the Funds’ investment adviser. The Adviser manages the investment operations of the Funds as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Funds’ day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.
          As investment adviser, Invesco supervises all aspects of the Funds’ operations and provides investment advisory services to the Funds. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.
          Invesco is also responsible for furnishing to the Funds, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Funds effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.
          The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.
          Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.
          Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Annual Rate/Net Assets
Fund Name	Per Advisory Agreement
Invesco Commodities Strategy Fund	All Assets 0.50%

Invesco Pacific Growth Fund	First $1 billion 0.87%
Next $1 billion 0.82%
Over $2 billion 0.77%

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          Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made. Contractual fee waivers or reductions set forth in the Fee Table in a prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco and the Fund.
          Invesco has contractually agreed through at least June 30, 2012, to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco receives from the Affiliated Money Market Funds as a result of each Fund’s investment of uninvested cash in the Affiliated Money Market Funds. See “Description of the Funds and Their Investments and Risks — Investment Strategies and Risks — Other Investments — Other Investment Companies.”
          Invesco also has contractually agreed through at least June 30, 2012, to waive advisory fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement). The expense limitations for the following Funds’ shares are:

Fund	Expense Limitation
Invesco Commodities Strategy Fund
Class A Shares	1.25%
Class B Shares	2.00%
Class C Shares	2.00%
Class R Shares	1.50%
Class Y Shares	1.00%
Institutional Class Shares	1.00%

Invesco Pacific Growth Fund
Class A Shares	1.88%
Class B Shares	2.63%
Class C Shares	2.63%
Class R Shares	2.13%
Class Y Shares	1.63%
Institutional Class Shares	1.63%
          The total annual fund operating expenses used in determining whether a fund meets or exceeds the expense limitations described above do not include Acquired Fund Fees and Expenses, which are required to be disclosed and included in the total annual fund operating expenses in a fund’s prospectus fee table. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit.

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          Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund’s Prospectus. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
          The management fees for the last three fiscal years are found in Appendix G.
Investment Sub-Advisers
          Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to each Fund pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:
Invesco Asset Management Deutschland GmbH (Invesco Deutschland)
Invesco Asset Management Limited (Invesco Asset Management)
Invesco Asset Management (Japan) Limited (Invesco Japan)
Invesco Australia Limited (Invesco Australia)
Invesco Hong Kong Limited (Invesco Hong Kong)
Invesco Senior Secured Management, Inc. (Invesco Senior Secured)
Invesco Canada Ltd. (Invesco Canada); (each a Sub-Adviser and collectively, the Sub-Advisers).
          Invesco and each Sub-Adviser are indirect wholly-owned subsidiaries of Invesco Ltd.
          The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time.
Portfolio Managers
          Appendix H contains the following information regarding the portfolio managers identified in each Fund’s prospectus:
•	The dollar range of the managers’ investments in each Fund.

•	A description of the managers’ compensation structure.

•	Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.
Securities Lending Arrangements
          If a Fund engages in securities lending, Invesco will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in

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accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.
          Invesco’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco will provide, a lending Fund will pay Invesco a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.
Service Agreements
          Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.
          Administrative services fees paid for the last three fiscal years are found in Appendix I.
Other Service Providers
          Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, a wholly owned subsidiary of Invesco, is the Trust’s transfer agent.
          The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A2, A5, B, B5, C, C5, P, R, R5, S, Y, Invesco Cash Reserve and Investor Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Network Support Payments” below.
          Sub-Transfer Agent. Invesco Canada, 5140 Yoga Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trust does not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.

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          Custodian. State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.
          The custodian and sub-custodian are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.
          Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.
          Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed, and the Board has ratified and approved, PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Financial statements for the predecessor funds for fiscal years ending prior to June 1, 2010 were audited by the predecessor fund’s auditor, which was different than the Funds’ auditor.
          Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.
BROKERAGE ALLOCATION AND OTHER PRACTICES
          The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers brokerage allocation procedures do not materially differ from Invesco’s procedures.
Brokerage Transactions
          Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more third-party broker-dealers to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in three regions to place equity securities trades in their regions. The Atlanta trading desk of Invesco (the Americas Desk) generally places trades of equity securities in Canada, the United States, Mexico and Brazil; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, and other far Eastern countries; and the London trading desk of Invesco Global Investment Funds Limited (the London Desk) generally places trades of equity securities in European Economic Area markets, Egypt, Israel, Russia, South Africa, Switzerland, Turkey, and other European countries. Invesco, Invesco Deutschland and Invesco Hong Kong use the global equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the Americas Desk, the Hong Kong Desk and the London Desk are similar in all material respects.

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          References in the language below to actions by Invesco or a Sub-Adviser (other than Invesco Canada or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk, Invesco or the Sub-Advisers that delegate trading is responsible for oversight of this trading activity.
          Invesco or the Sub-Advisers make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco or the Sub-Advisers seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See “Broker Selection” below.
          Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.
          Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.
          In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.
          Brokerage commissions paid during the last three fiscal years are found in Appendix J.
Commissions
          The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.
Broker Selection
          Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for an Invesco Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for an Invesco Fund, Invesco or the Sub-Advisers consider the full range and

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quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.
          In choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Advisers in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.
          Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Advisers’ expenses to the extent that Invesco or the Sub-Advisers would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
          Invesco presently engages in the following instances of cross-subsidization:
          Smaller Funds that do not generate significant soft dollar commissions may be cross-subsidized by the larger equity Invesco Funds in that the smaller equity Funds receive the benefit of Soft Dollar Products for which they do not pay. Certain other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.
          Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Advisers conclude that the Broker supplying the product is capable of providing best execution.
          Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Adviser use soft dollars to purchase two types of Soft Dollar Products:
•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Adviser through the Broker executing the trade.

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          Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.
          Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
          Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:
•	Database Services — comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems — products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools — various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis — software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis — industry specific fundamental investment research.

•	Other Specialized Tools — other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.
          If Invesco or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.
          Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio

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securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Advisers’ research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.
          Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.
Directed Brokerage (Research Services)
          Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended in 2011, are found in Appendix K.
Regular Brokers
          Information concerning the Funds’ acquisition of securities of their Brokers during the last fiscal year ended in 2011, is found in Appendix K.
Allocation of Portfolio Transactions
          Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Adviser will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
Allocation of Initial Public Offering (IPO) Transactions
          Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:

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          Invesco or the Sub-Adviser may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.
          Invesco Canada, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.
          Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.
          Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.
PURCHASE, REDEMPTION AND PRICING OF SHARES
          Please refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
Dividends and Distributions
          The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.
          All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund (hereinafter, the Fund) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares — Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.
          The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act, the Internal Revenue Code (Code) and IRS guidance.
Tax Matters
          The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
          This “Tax Matters” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
          This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

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          Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
          Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•	Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
          In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
          In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
          The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the

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Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
          Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a Fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions — Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Foreign Shareholders — U.S. withholding tax at the source” below.
          Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (RIC Mod Act), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

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          Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions— Distributions of capital gains” below). A “qualified late year loss” includes:
(i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and
(ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.
          The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
          Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.
          Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
          Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A qualified fund of funds, (i.e. a Fund) at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits

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 and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions — Qualified dividend income for individuals” and “— Corporate dividends received deduction” below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.
          Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Under the RIC Mod Act, the Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.
          Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
          Invesco Commodities Strategy Fund — Investments in Commodities. The Invesco Commodities Strategy Fund invests in derivatives, financially-linked instruments, and the stock of its own wholly-owned subsidiary (the Subsidiary) to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
          Distribution requirement. The Fund intends to distribute the Subsidiary’s income each year in satisfaction of the Fund’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund. Subpart F income will be distributed by the Fund to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions -- PFIC Investments” but the CFC rules supersede the PFIC rules.
          Income requirement. As described above, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of

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commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions -- Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. The IRS has issued a number of Private Letter Rulings to other mutual funds (including to another Invesco fund), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the IRS has suspended issuance of any further Private Letter Rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary (which might be applied retroactively to the Fund), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Board may authorize a significant change in investment strategy or Fund liquidation. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
          Asset diversification test. For purposes of the Asset Diversification Test, the Fund’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the Asset Diversification Test.
          Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
          In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

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          Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
          Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
          Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% or 25% (through 2012) depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
          Qualified dividend income for individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, CFCs (such as the Subsidiary; see, “Invesco Commodities Strategy Fund — Investments in Commodities”) and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
          Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
          Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not

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below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs”.
          Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
          Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund(the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions — Securities lending” below.
          Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
          U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Asset allocation funds”.

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          Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
          Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).
          Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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          Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
          The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.
          In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:

•	First-In First-Out — shares acquired first in the account are the first shares depleted.

•	Last-In First-Out — shares acquired last in the account are the first shares depleted.

•	High Cost — shares acquired with the highest cost per share are the first shares depleted.

•	Low Cost — shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization — depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains.

•	Specific Lot Identification — shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

          You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
          The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first- in, first- out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.

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          The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and , in the case of covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
          If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.
          Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.
          Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.
          Deferral of basis — any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.
          Conversion of shares into shares of the same Fund. The conversion of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.
          Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
          Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks — Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

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          In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
          Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
          Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
          Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
          The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap,

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interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
          In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.
          Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset..
          Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
          PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identity portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains. Also, see “Invesco Commodities Strategy Fund — Investments in Commodities” with respect to investment in the Subsidiary.

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          Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
          Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.
          Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

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          These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
          Investments in partnerships and qualified publicly traded partnerships (QPTP). For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether the fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
          Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent Revenue Ruling, as well as in a number of follow-on Private Letter Rulings, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this Statement of Additional Information, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of a fund with respect to which the extended due date of the return is after December 22, 2010. Also see, “Invesco Commodities Strategy Fund — Investments in Commodities” with respect to investment in the Subsidiary.
          Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made

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“in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
          Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.
          Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
          The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
          Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”
          Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
          Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
          U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:
•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

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•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends. After such sunset date, short-term capital gains are taxable to Non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

          However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
          Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
          Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.” These rules generally apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012, or made permanent). After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.
          Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
          Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%, subject to increase to 31% as

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described above), and if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
          Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the U.S. tax certification rules described above. The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
          U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000). Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2012 (unless such sunset date is extended, possibly retroactively to January 1, 2012, or made permanent) will be able to exempt from federal estate tax the proportion of the value of the Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the nonresident alien shareholder’s death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States.
          Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
DISTRIBUTION OF SECURITIES
          Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, B5, C5 or R5 of a specific Fund may make additional

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purchases into Class A5, B5, C5 and R5, respectively, of such specific Fund. All references in the following “Distribution of Securities” section of this SAI to Class A, B, and C and R shares, shall include Class A5, Class B5, Class C5, and Class R5 shares, respectively, unless otherwise noted.
Distributor
          The Trust has entered into master distribution agreements, as amended, relating to the Funds (the Distribution Agreements) with Invesco Distributors, Inc., a registered broker-dealer and a wholly owned subsidiary of Invesco, pursuant to which Invesco Distributors acts as the distributor of shares of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.” In addition to the Funds, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors. The following Distribution of Securities information is about all of the Funds that offer retail and/or institutional share classes. Not all Funds offer all share classes.
          The Distribution Agreements provide Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.
          Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales. Invesco Distributors or its predecessor has paid sales commissions from its own resources to dealers who sold Class B shares of the Funds at the time of such sales.
          Payments for Class B shares equaled 4.00% of the purchase price of the Class B shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Distributors under the Class B Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of such sales commissions plus financing costs.
          Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments for Class C shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% for such shares. Invesco Distributors will retain all payments received by it relating to Class C for the first year after they are purchased. The portion of the payments to Invesco Distributors under the Class C Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.
          Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.
          The Trust (on behalf of any class of any Fund) or Invesco Distributors may terminate the Distribution Agreements on 60 days’ written notice without penalty. The Distribution Agreements will

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terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.
          Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of the predecessor funds, as applicable, for the last three fiscal years are found in Appendix O.
Distribution Plans
          Each Fund, pursuant to its Class A, Class B, Class C and Class R Plans pays Invesco Distributors compensation up to the following annual rates, shown immediately below, of the Fund’s average daily net assets of the applicable class.

Fund	Class A	Class B	Class C	Class R
Invesco Commodities Strategy Fund	0.25%	1.00%	1.00%	0.50%
Invesco Pacific Growth Fund	0.25%	1.00%	1.00%	0.50%
          All of the Plans compensate or reimburse Invesco Distributors, as applicable, for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.
          Payments pursuant to the Plans are subject to any applicable limitations imposed by FINRA rules.
          See Appendix M for a list of the amounts paid by each class of shares of each Fund pursuant to its distribution and service plans for the fiscal year ended 2011, and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plans for the fiscal year ended 2011.
          As required by Rule 12b-1, the Plans (and for Type 1 Plans only, as described below, the related forms of Shareholder Service Agreements) were approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
          The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
          Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a

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majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.
          The Funds are currently grouped under one of the following three different types of Plans:
          The following Funds utilize Type 1 Plans:

Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Balanced-Risk Retirement 2030 Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Balanced-Risk Retirement 2040 Fund (Class A shares, Class B shares, Class C shares and
Class R shares)
Invesco Balanced-Risk Retirement 2050 Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Balanced-Risk Retirement Now Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Capital Development Fund
Invesco Charter Fund
Invesco China Fund
Invesco Conservative Allocation Fund
Invesco Constellation Fund
Invesco Core Plus Bond Fund
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dynamics Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco Growth Allocation Fund
Invesco High Income Municipal Fund
Invesco High Yield Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Leisure Fund
Invesco Limited Maturity Treasury Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Municipal Bond Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Companies Fund
Invesco Structured Core Fund
Invesco Summit Fund
Invesco Tax-Free Intermediate Fund
Invesco Technology Fund
Invesco U.S. Government Fund
Invesco Utilities Fund

          Amounts payable by a Fund under the Class A, Class B, Class C, Class P, Class R and Class S Type 1 Plans need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to

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Invesco Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Distributors will retain the full amount of the fee.
          The Type 1 Plans obligate Class B shares to continue to make payments to Invesco Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.
          Type 1 Plans also include Investor Class share payments up to 0.25%. Amounts payable by Invesco Diversified Dividend Fund under its Investor Class Plan is directly related to the expenses incurred by Invesco Distributors on behalf of the Fund, as this Plan obligates the Fund to reimburse Invesco Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan Invesco Diversified Dividend Fund and Invesco Large Cap Growth Fund will not be obligated to pay more than the 0.25% annual cap. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan Invesco Distributors is entitled to be reimbursed only for its actual allocated share of expenses.
          Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R, Class P, Class S or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco Distributors and the Fund.
          The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares, 0.15% of the average daily net assets of Class S shares, and 0.10% of the average daily net assets of Class P shares, attributable to the customers selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting a principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.
          Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds’ shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund’s shares are held.
          Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and

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shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Distributors.
          The following Funds utilize Type 2 Plans:
Invesco California Tax-Free Income Fund
Invesco Commodities Strategy Fund
Invesco Convertible Securities Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco High Yield Securities Fund
Invesco Municipal Fund
Invesco Pacific Growth Fund
Invesco S&P 500 Index Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund

          Pursuant to the Type 2 Plans, Class A, Class B, Class C and Class R shares, pay Invesco Distributors compensation accrued daily and payable monthly. The Funds may reimburse expenses incurred or to be incurred in promoting the distribution of the Funds’ Class A, Class B, Class C, and Class R shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A, Class C, and Class R shares will be reimbursable under the Type 2 Plans. Each Class paid no amounts accrued under the Type 2 Plans with respect to that Class for the fiscal year ended in 2009 to Invesco Distributors. No interest or other financing charges will be incurred on any Class A, Class C, and Class R, distribution expenses incurred by Invesco Distributors under the Plans or on any unreimbursed expenses due to Invesco Distributors pursuant to the Plans.
          The following Funds utilize Type 3 Plans:
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal
    Income Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen U.S. Mortgage Fund
Invesco Van Kampen Value Opportunities Fund

          The Type 3 Plans provide that Funds Class A, Class B, Class C and Class R shares may spend a portion of each Fund’s average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively.
          For Class A and Class R shares in any given year in which the Type 3 Plans are in effect, the Plans generally provide for each Fund to pay the Invesco Distributors the lesser of (i) the amount of Invesco Distributors’ actual expenses incurred during such year less, with respect to Class A shares only, any deferred sales charges it received during such year (the actual net expenses) or (ii) the distribution and service fees at the rates specified in the prospectus applicable to that class of shares (the plan fees). Therefore, to the extent that Invesco Distributors’ actual net expenses in a given year are less than the plan fees for such year, the Funds only pay the actual net expenses. Alternatively, to the extent that Invesco Distributors’ actual net expenses in a given year exceed the plan fees for such year, the Funds only pay the plan fees for such year. For Class A shares and Class R shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

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          The Type 3 Plans for Class B and Class C shares are similar to the Type 3 Plans for Class A shares and Class R shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Type 3 Plans remain in effect. Thus, for each of the Class B and Class C shares, in any given year in which the Type 3 Plans are in effect, the Plans generally provide for the Funds to pay the Invesco Distributors the lesser of (i) the applicable amount of Invesco Distributors’ actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Funds for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.
          Because of fluctuations in net asset value, the plan fees with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by Invesco Distributors with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.
          If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay Invesco Distributors for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.
          Under its distribution plan and service plan, Invesco Van Kampen Comstock Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before October 19, 1992. In addition, for the Fund’s Class C shares, the aggregate distribution fees and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.
          Under its distribution plan and service plan, Invesco Van Kampen Corporate Bond Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before September 30, 1989.
          Under its distribution plan and service plan, Invesco Van Kampen Equity and Income Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before July 3, 1990.
          Under its distribution plan and service plan, Invesco Van Kampen Growth and Income Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before October 1, 1989.
          Under its distribution plan and service plan, Invesco Van Kampen U.S. Mortgage Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.00% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before July 1, 1987.
          Under its distribution plan and service plan, for Invesco Van Kampen High Yield Municipal Fund’s Class C shares, the aggregate distribution fees and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.

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FINANCIAL STATEMENTS
          A Fund’s financial statements for the fiscal year ended October 31, 2011, including the Financial Highlights pertaining thereto and the reports of the independent registered public accounting firm thereon, are, incorporated by reference into this SAI from such Fund’s Annual Report to shareholders.
          The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.
PENDING LITIGATION
Investigations Related to Market Timing
          On August 30, 2005, the West Virginia Office of the State Auditor — Securities Commission (WVASC) issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco and Invesco Distributors (collectively, Invesco) (Order No. 05-1318). The WVASC made findings of fact that Invesco allegedly entered into certain arrangements permitting market timing of the Invesco Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco violated the West Virginia securities laws. The WVASC ordered Invesco to cease any further violations and sought to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an “administrative assessment” to be determined by the Commissioner. This matter was suspended indefinitely. On October 27, 2011, a hearing examiner was appointed to this matter.

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APPENDIX A
RATINGS OF DEBT SECURITIES
          The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch.
Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
          Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Moody’s Short-Term Prime Rating System
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP (Not Prime)
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s MIG/VMIG US Short-Term Ratings
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.
The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.
Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.
          MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
          MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.
          MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
          SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
Standard & Poor’s Municipal Short-Term Note Ratings Definitions
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.
Standard & Poor’s Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’)
The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analysis do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.
Fitch Credit Rating Scales
Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.
Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Fitch Long-Term Rating Scales
Issuer Credit Rating Scales
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
          AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
          BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
          BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
          B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
          CCC: Substantial credit risk.
Default is a real possibility.

          CC: Very high levels of credit risk.
Default of some kind appears probable.
          C: Exceptionally high levels of credit risk
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
          RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.
          D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Rating Scales
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
          F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
          F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
          F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
          B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
          C: High short-term default risk.
Default is a real possibility.
          RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
          D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
Persons to Whom Invesco Provides
Non-Public Portfolio Holdings on an Ongoing Basis
(as of January 31, 2012)

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Barclays Capital, Inc.	Broker (for certain Invesco Funds)
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
BOWNE & Co.	Financial Printer
Brown Brothers Harriman & Co.	Securities Lender (for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Greater Houston Publishers, Inc.	Financial Printer
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)

Service Provider	Disclosure Category
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)

Service Provider	Disclosure Category
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

APPENDIX C
TRUSTEES AND OFFICERS
As of January 31, 2012
The address of each trustee and officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and	140	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

C-1

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.;

C-2

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

C-3

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance

C-4

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

C-5

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice

C-6

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

C-7

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

C-8

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

C-9

Trustee Ownership of Fund Shares as of December 31, 2011

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of Equity Securities	Companies Overseen by
Name of Trustee	Per Fund	Trustee in Invesco Funds
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	-0-
Wayne W. Whalen	None	Over $100,000
David C. Arch	None	Over $100,000
Frank S. Bayley	Invesco Pacific Growth Fund $10,001-$50,000	Over $100,000
James T. Bunch	None	Over $100,000
Bruce L. Crockett	None	Over $100,000
Rodney Dammeyer	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000
Carl Frischling	None	Over $100,000
Prema Mathai-Davis	None	Over $100,000
Larry Soll	Invesco Pacific Growth Fund $50,001-$100,000	Over $100,000
Hugo F. Sonnenschein	None	Over $100,000
Raymond Stickel, Jr.	None	Over $100,000

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APPENDIX D
TRUSTEE COMPENSATION TABLE
Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2011:

				Total
		Retirement	Estimated	Compensation
		Benefits	Annual	From All
	Aggregate	Accrued by	Benefits	Invesco Funds
	Compensation	All Invesco	Upon	Paid to the
Trustee	from the Trust[1]	Funds[2]	Retirement[3]	Trustees[4]
Interested Trustees
Wayne W. Whalen	$23,144	$304,730	$195,000	$399,000
Independent Trustees
David C. Arch	24,064	164,973	195,000	412,250
Bob R. Baker[5]	24,661	233,415	248,337	320,050
Frank S. Bayley	28,017	236,053	195,000	420,000
James T. Bunch	25,666	302,877	195,693	385,000
Bruce L. Crockett	48,619	227,797	195,000	693,500
Rod Dammeyer	24,064	290,404	195,000	412,250
Albert R. Dowden	27,113	296,156	195,000	415,000
Jack M. Fields	23,109	313,488	195,000	307,250
Carl Frischling[6]	27,066	233,415	195,000	356,000
Prema Mathai-Davis	24,878	302,911	195,000	330,000
Lewis F. Pennock[5]	11,632	229,833	195,000	73,000
Larry Soll	28,017	342,675	216,742	375,750
Hugo F. Sonnenschein	23,543	290,404	195,000	412,200
Raymond Stickel, Jr.	29,604	230,451	195,000	399,250

(1)	Amounts shown are based on the fiscal year ended October 31, 2011. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2011, including earnings, was $82,705.

(2)	During the fiscal year ended October 31, 2011, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $77,899.

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(3)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.

(4)	All trustees except Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 28 registered investment companies advised by Invesco. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 46 registered investment companies advised by Invesco.

(5)	Bob Baker’s retirement from the Board was effective December 31, 2011. Lewis Pennock’s retirement from the Board was effective March 31, 2011.

(6)	During the fiscal year ended October 31, 2011, the Trust paid $23,690 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

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APPENDIX E
PROXY POLICIES AND PROCEDURES
I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

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commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

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•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

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refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

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interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance, Proxy Committee

Policy Approver	Invesco Risk Management Committee

Approved/Adopted Date	January 1, 2010, revised August 2011

The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee voting a proxy

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would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
ISS’ Services
Invesco has contracted with ISS, an independent third party service provider, to vote Invesco’s clients’ proxies according to ISS’ proxy voting recommendations determined by ISS pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found here, and which are deemed to be incorporated herein. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.
Custodians forward to ISS proxy materials for clients who rely on Invesco to vote proxies. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

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Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. ISS does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when ISS has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “ISS’ Services,” above.
Recusal by ISS or Failure of ISS to Make a Recommendation
When ISS does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct ISS how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

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Override of ISS’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a ISS recommendation if they believe that a ISS recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a ISS recusal or request for override of a ISS recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

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the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco shall include a representation from ISS that ISS has no conflict of interest with respect to the vote. In instances where ISS has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

January 2010	I.1 - 5

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Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
▪	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to ISS’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

January 2010	I.1 - 6

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In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of ISS) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of ISS). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

January 2010	I.1 - 7

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APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature
I.1 Proxy Policy Appendix A
Acknowledgement and Certification

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Invesco Perpetual
Policy on Corporate Governance and Stewardship

Contents

E-19	Introduction

E-19	Scope

E-19	Responsible voting

E-20	Voting procedures

E-20	Dialogue with companies

E-21	Non-routine resolutions and other topics

E-22	Evaluation of companies’ environmental, social and governance arrangements (ESG)

E-22	Disclosure and reporting

E-23	UK Stewardship Code

E-25	Appendix 1 — Voting on non-UK/European and blocked shares

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
1.	Introduction

Invesco Perpetual (IP), a business name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder on behalf of all investors in portfolios managed by them. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests look after shareholders’ value in their companies and comply with local recommendations and practices, such as the UK Corporate Governance Code issued by the Financial Reporting Council and the U.S. Department of Labor Interpretive Bulletins.

IP has a responsibility to optimise returns to its investors. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit in its future earnings streams. In IP’s view, it is about helping to provide the capital it needs to grow, it is about being actively involved in its strategy and it is about helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for our investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than liquidating their share ownership, is the removal of directors.

2.	Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies. As an example, within IP’s ICVC range the following funds are excluded: IP UK Enhanced Index, IP US Equity Benchmark Plus, IP Hong Kong & China, IP Japanese Smaller Companies, IP Global Balanced Index Fund, IP Global ex-UK Core Equity and the IP Global ex-UK Enhanced Index.

3.	Responsible voting

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I — Voting on non-UK/European shares).

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
In voting for or against a proposal, IP will have in mind three objectives, as follows:
•	To protect the rights of its investors

•	To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

•	To protect the long-term value of its clients’ investments.
It is important to note that, when exercising voting rights, the third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a board on any particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will actively exercise the voting rights represented by the shares it manages on behalf of its investors where it is granted the discretion to do so. In certain circumstances the discretion is retained by the client, where they wish to be responsible for applying their own right to vote.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as the time around a shareholder meeting.

4.	Voting procedures

IP will endeavour to keep under regular review with trustees, depositaries, custodians and third party proxy voting services the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions. Although IP’s proxy voting service will provide research and recommendations for each resolution, each fund manager will cast their vote independently considering their own research and dialogue with company management.

Proxy voting research and services are currently provided by Institutional Shareholder Services (ISS), part of the RiskMetrics Group.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). However, IP does not currently enter into any stock lending arrangements as it believes the facility does not support active shareholder engagement.

5.	Dialogue with companies

IP will endeavour, where practicable in accordance with its investment approach, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to shareholder value.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to investors, where possible, in shaping strategy. Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital IP has invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular re-evaluation, which can only be achieved through company meetings.

The building of this relationship facilitates frank and open discussion, and ongoing interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investment was based on a joint understanding of where the business was going and the ability of the management to execute that plan. Inevitably there are times when IP’s views diverge from those of the company’s executives but, where possible, it attempts to work with the company towards a practical solution. However, IP believes that its status as part-owner of a company means that it has both the right and the responsibility to make its views known. The option of selling out of that business is always open, but normally IP prefers to push for change, even if this can be a slow process.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing the company’s prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:
•	Nomination and audit committees

•	Remuneration committee and directors’ remuneration

•	Board balance and structure

•	Financial reporting principles

•	Internal control system and annual review of its effectiveness

•	Dividend and Capital Management policies

•	Socially Responsible Investing policies
6.	Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:
•	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

•	Peer group response to the issue in question

•	Whether implementation would achieve the objectives sought in the proposal

•	Whether the matter is best left to the Board’s discretion.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
7.	Evaluation of companies’ environmental, social and governance arrangements

At IP, each fund manager is individually responsible for environmental, social and governance (ESG) matters, rather than utilising ESG professionals or an internal / external discrete team independent from the fund management process. ESG issues are deemed as an essential component of the fund manager’s overall investment responsibilities. Additionally, fund managers may call on the support of the IP Operations team on any ESG matter.

As mentioned in Section 5, company meetings are an integral part of IP’s investment research approach and discussions at these meetings include all matters that might affect the share price, including ESG issues.

IP’s research is structured to give it a detailed understanding of a company’s key historical and future, long-term business drivers, such as demand for its products, pricing power, market share trends, cash flow and management strategy. This enables IP’s investment teams to form a holistic opinion of management strategy, the quality of the management, an opinion on a company’s competitive position, its strategic advantages/ disadvantages, and corporate governance arrangements, thus incorporating any inherent ESG issues.

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors brought to its attention.

8.	Disclosure and reporting

Although IP acknowledges initiatives of transparency, it is also very aware of its fiduciary duty and the interests of all investors in portfolios managed by them. As such, IP is very cognisant that disclosure of any meeting specific information may have a detrimental affect in its ability to manage its portfolios and ultimately would not be in the best interests of all shareholders. Primarily, this is for investor protection and to allow IP’s fund managers to manage their portfolios in the interests of all its clients.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process.

For clients with individual mandates, (i.e. not invested in a fund), IP may discuss specific issues where it can share details of a client’s portfolio with that specific client. Occasionally, where IP has expressed strong views to management over matters of governance, those views have gained media attention, but IP will never seek to encourage such debates in the media.

On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:
•	In IP’s view, it does not conflict with the best interests of other investors and

•	It is understood that IP will not be held accountable for the expression of views within such voting instructions and

•	IP is not giving any assurance nor undertaking nor has any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding three months will not normally be provided for activities within the funds managed by IP.
Note:

The record of votes will reflect the voting instruction of the relevant fund manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.
9.	The UK Stewardship Code

The UK Stewardship Code (the Code)issued by the Financial Reporting Council (FRC) aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire. The Code is applied on a ‘comply or explain’ approach. IP sets out below how it complies with each principle or details why it chooses not to.

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

IP complies with Principle 1 and publishes the Invesco Perpetual Policy on Corporate Governance and Stewardship on its website —

http://investor.invescoperpetual.co.uk/portal/site/ipinvestor/aboutus/ukstewardshipcode/

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

IP complies with Principle 2 by meeting its regulatory requirement of having an effective Conflicts of Interest Policy. Any conflicts of interest arising through its stewardship of investee companies will be handled in accordance with that policy.

In respect of stewardship, IP anticipates the opportunity for conflicts arising would be limited, e.g. where it invests in a company that is also a broker (i.e. dealing) of, or client of IP.

Principle 3

Institutional investors should monitor their investee companies.

As an active shareholder, IP complies with Principle 3. Through its investment process, fund managers endeavour to establish on a proportionate basis ongoing dialogue with company management and this is likely to include regular meetings. In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all future key engagement activities.

When casting votes on behalf of investors, IP keeps detailed records of all instructions given in good faith to third parties such as trustees, depositories and custodians. Although the rationale for voting in a particular manner is not automatically captured through the voting process, the individually responsible fund manager would be expected to be able to clearly articulate their decision whenever required.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

IP complies with Principle 4 with its fund managers managing corporate governance matters independently being a key part of their investment process to protect and add value on behalf investors. Initially any issues / concerns would be raised by its fund managers through IP’s process of ongoing dialogue and company meetings. On occasions that a fund manager believes an issue is significant enough to be escalated, this will be done through IP’s Chief Investment Officer (CIO) and the IP Operations team who will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate.

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and, as they pertain to the UK market, are not in breach of ‘concert party’ rules. Other shareholders can engage directly with the relevant fund manager or through an investment adviser. Alternatively, enquiries can be directed to the members of the IP Operations team detailed below:
•	Charles Henderson — Head of IP Operations and Dealing

•	Dan Baker — IP Operations Manager
Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity.

As detailed in Section 3, IP is committed to voting on all the UK stocks it holds for its underlying investors and where it has the full discretion to do so. Whilst comprehensive records of IP’s voting instructions are maintained, IP does not report specifically on its voting activity. Whilst being mindful of its fiduciary duty and the interest of all investors, IP believes that automatic public disclosure of its voting records may have a detrimental affect on its ability to manage its portfolios and ultimately would not be in the best interest of all shareholders.

On specific requests from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to limitations detailed in Section 8.

Principle 7

Institutional investors should report periodically on their stewardship and voting activities.

IP complies with Principle 7 through a commitment to provide regular illustrations of its engagement activities and to respond to voting record requests from investors in its portfolios on an individual basis.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process. On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to certain limitations outlined in Section 8. Although the rationale for its voting decision is not captured through the voting process, individual fund managers would be expected to articulate their decision whenever required.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
Appendix 1
Voting on non-UK/European shares
When deciding whether to exercise the voting rights attached to its clients’ non-UK/European shares, IP will take into consideration a number of factors. These will include the:
•	Likely impact of voting on management activity, versus the cost to the client

•	Portfolio management restrictions (e.g. share blocking) that may result from voting

•	Preferences, where expressed, of clients
Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.
Note: Share blocking
Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

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As at 30 September 2010.
Information our products is available on the contact details provided below.
Telephone calls may be recorded.
The value of investments and any income will fluctuate (this may partly be the result of exchange rate fluctuations) and investors may not get back the full amount invested.
Past performance is not a guide to future returns.
Where Invesco Perpetual has expressed views and opinions, these may change.
Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Services Authority.
Invesco Asset Management Limited
Perpetual Park, Perpetual Park Drive, Henley-on-Thames,
Oxfordshire, RG9 1HH
Telephone: Broker Services 0800 0282121
www.invescoperpetual.co.uk
30 Finsbury Square, London EC2A 1AG
Telephone: 020 7065 4000
www.invescoperpetual.co.uk/institutional
Registered in England 949417
Registered Office: 30 Finsbury Square, London, EC2A 1AG

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1.	Proxy Voting Policy
1.1	Introduction

Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way Invesco represents its clients in matters of corporate governance is through the proxy voting process.

This policy sets out Invesco Australia’s approach to proxy voting in the context of portfolio management, client service responsibilities and corporate governance principles.

This policy applies to;
•	all Australian based and managed funds and mandates, in accordance with IFSA Standard No. 13.00 October 2004, clause 9.1 and footnote #3.
This policy does not apply;
•	where investment management of an international fund has been delegated to an overseas Invesco company, proxy voting will rest with that delegated manager.
In order to facilitate its proxy voting process and to avoid conflicts of interest where these may arise, Invesco may retain a professional proxy voting service to assist with in-depth proxy research, vote recommendations, vote execution, and the necessary record keeping.

1.2	Guiding Principles

1.2.1	The objective of Invesco’s Proxy Voting Policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.2.2	The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.2.3	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.

1.2.4	Invesco considers that proxy voting rights are an important power, which if exercised diligently can enhance client returns, and should be managed with the same care as any other asset managed on behalf of its clients.

1.2.5	Invesco may choose not to vote on a particular issue if this results in shares being blocked from trading for a period of more than 4

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hours; it may not be in the interest of clients if the liquidity of investment holdings is diminished at a potentially sensitive time, such as that around a shareholder meeting.
1.3	Proxy Voting Authority

1.3.1	Authority Overview

An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

Proxy voting policy follows two streams, each defining where discretion to exercise voting power should rest — with Invesco as the investment manager (including its ability to outsource the function), or with individual mandate clients.

Under the first alternative, Invesco’s role would be both to make voting decisions, for pooled funds and on individual mandate clients’ behalf, and to implement those decisions.

Under the second alternative, where IM clients retain voting control, Invesco has no role to play other than administering voting decisions under instructions from our clients on a cost recovery basis.

1.3.2	Individually-Managed Clients

IM clients may elect to retain voting authority or delegate this authority to Invesco. If delegated, Invesco will employ either ISS or ASCI guidelines (selected at inception by the client) but at all times Invesco Investment Managers will retain the ability to override any decisions in the interests of the client. Alternate overlays and ad hoc intervention will not be allowed without Board approval.

In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes.

Some individually-managed clients may wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers[1].

The choice of this directive will occur at inception or at major review events only. Individually managed clients will not be allowed to move on an ad hoc basis between delegating control to the funds manager and full direct control.

[1]	In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations that have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio. Such arrangements will be costed into administration services at inception.

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1.3.3	Pooled Fund Clients

The funds manager is required to act solely in the collective interests of unit holders at large rather than as a direct agent or delegate of each unit holder. The legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit holders in the pooled fund as a whole.

All proxy voting decisions may be delegated to an outsourced provider, but Invesco investment managers will retain the ability to override these decisions in the interests of fund unit holders.

1.4	Key Proxy Voting Issues

1.4.1	Issues Overview

Invesco will consider voting requirements on all issues at all company meetings directly or via an outsourced provider. We will generally not announce our voting intentions and the reasons behind them.

1.4.2	Portfolio Management Issues

Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we invest in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Administrative constraints are highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases,

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Invesco will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, reasonable consideration of issues and the actual casting of a vote on all such resolutions would entail an unreasonable administrative workload and cost. For this reason, Invesco may outsource all or part of the proxy voting function at the expense of individual funds. Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service.
1.5	Internal Proxy Voting Procedure

In situations where an override decision is required to be made or where the outsourced provider has recused itself from a vote recommendation, the responsible Investment Manager will have the final say as to how a vote will be cast.

In the event that a voting decision is considered not to be in the best interests of a particular client or where a vote is not able to be cast, a meeting may be convened at any time to determine voting intentions. The meeting will be made up of at least three of the following:
Chief Executive Officer;

Head of Operations & Finance;

Head of either Legal or Compliance; and

Relevant Investment Manager(s).
1.6	Client Reporting
Invesco will keep records of its proxy voting activities, directly or through outsourced reporting.
Upon client election, Invesco will report quarterly or annually to the client on proxy voting activities for investments owned by the client.

A record will be kept of the voting decision in each case by Invesco or its outsourced provider. Invesco will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 — Proxy Voting.

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Voting Rights Policy
This document sets out the high level Proxy Voting policy of Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH. The principles within this policy are followed by both Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH or to any of its delegates as applicable
Introduction:
Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH is committed to the fair and equitable treatment of all its clients. As such Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH has put in place procedures to ensure that voting rights attached to securities within a UCITS for which it is the Management Company are exercised where appropriate and in the best interests of the individual UCITS itself. Where Invesco Asset Management GmbH and Invesco Kapitalanlagegesellschaft mbH delegates the activity of Investment Management it will ensure that the delegate has in place policies and procedures consistent with the principles of this policy.
Outline of Voting Rights Process:
Voting opportunities which exist in relation to securities within each individual UCITS are monitored on an ongoing basis in order to ensure that advantage can be taken of any opportunity that arises to benefit the individual UCITS.
It is has been identified that a voting opportunity exist, an investment decisions is taken whether or not the opportunity to vote should be exercised and, if relevant, the voting decision to be taken. Considerations which are taken into account include:
–	the cost of participating in the vote relative to the potential benefit to the UCITS

–	the impact of participation in a vote on the liquidity of the securities creating the voting opportunity due to the fact that some jurisdictions will require that the securities are not sold for a period if they are the subject of a vote.

–	Other factors as deemed appropriate by the Investment Manager in relation to the investment objectives and policy of the individual UCITS.
It may be the case that an investment decision is taken not to participate in a vote. Such decisions can be equally appropriate due to the considerations applied by the investment team to determine the relative benefit to the individual UCITS, based on criteria such as fund size, investment objective, policy and investment strategy applicable.

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Information on Voting Activity:
Further information on votes which were available to individual UCITS and actions taken are available to unitholders free of charge and by request to the UCITS Management Company.
Conflicts of Interest:
(name of management company) has a Conflict of Interest Policy which outlines the principles for avoiding, and where not possible, managing conflicts of interest. At no time will Invesco use shareholding powers in respect of individual UCITS to advance its own commercial interests, to pursue a social or political cause that is unrelated to a UCITS economic interests, or to favour another UCITS or client or other relationship to the detriment of others. This policy is available, free of cost, from the (name of Management Company.)

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B6. Proxy Voting
Policy Number: B-6                Effective Date: May 1, 2001                Revision Date: December 2010

1. Purpose and Background
In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the Fund and must act in its best interest.
2. Application
Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the accounts (“Accounts”) that it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”), investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”).but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised to affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment management agreement between the client and Invesco Trimark provides otherwise.
Unless the investment management agreement between Invesco Trimark and its client provides otherwise, Invesco Trimark’s portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Account. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the “Guidelines”), as amended from time to time, a copy of which is attached to this policy.
When a proxy is voted against the recommendation of the publicly traded company’s management, the portfolio manager or designate will provide to the Chief Investment Officer (“CIO”) the reasons in writing for any vote in opposition to management’s recommendation.
Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Accounts, in accordance with the Guidelines.
3. Proxy Administration, Records Management and Data Retention
3.1 Proxy Administration
Invesco Trimark has a dedicated proxy team within the Investment Operations and Support department (“Proxy Team”). This team is responsible for managing all proxy voting materials. The Proxy Team endeavours to ensure that all proxies and notices are received from all issuers on a timely basis.

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Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.
Once a circular is received, the Proxy Team verifies that all shares and Accounts affected are correctly listed. The Proxy Team then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.
Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent.
3.2 Records Management and Data Retention
Invesco Trimark will maintain for all Accounts a record of all proxies received, a record of votes cast and a copy of the reasons for voting against management. In addition, for the US Funds Invesco Trimark will maintain a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.
The external proxy service provider retains on behalf of Invesco Trimark electronic records of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to Invesco Trimark for a period of 7 years.
In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.
4. Reporting
The CIO will report on proxy voting to the Compliance Committees of the Invesco Trimark Fund Advisory Board and the Boards of Directors of Invesco Trimark Canada Fund Inc. and Invesco Trimark Corporate Class Inc. (collectively, the “Board Compliance Committees”) on an annual basis with respect to all Canadian Funds and investment funds managed by Invesco Trimark but sub-advised by a Sub-Adviser. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.
In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds must be prepared annually (for the period ended June 30) and must be posted on Invesco Trimark’s website no later than August 31st of each year.
The Invesco Trimark Compliance department (“Compliance department”) will review a sample of the proxy voting records posted on Invesco Trimark’s website on an annual basis to confirm that the records are posted by the August 31st deadline under NI 81-106.

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A summary of the review will be maintained and preserved by the Compliance department in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.

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INVESCO TRIMARK
PROXY VOTING GUIDELINES
Purpose
The purpose of this document is to describe Invesco Trimark’s general guidelines for voting proxies received from companies held in the accounts (“Accounts”) for which it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”) and investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”) but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised by affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment advisory agreement between the client and Invesco Trimark provides otherwise.
As part of its due diligence, the Invesco Trimark Compliance department will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.
Introduction
Invesco Trimark has a fiduciary obligation to act in the best long-term economic interest of the Accounts when voting proxies of portfolio companies.
The default is to vote with the recommendation of the publicly traded company’s management.
As a general rule, Invesco Trimark shall vote against any actions that would:
•	reduce the rights or options of shareholders,

•	reduce shareholder influence over the board of directors and management,

•	reduce the alignment of interests between management and shareholders, or

•	reduce the value of shareholders’ investments.
At the same time, since Invesco Trimark’s Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the recommendations of company management. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of company management.

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While Invesco Trimark’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.
These guidelines may be amended from time to time.
Conflicts of Interest
When voting proxies, Invesco Trimark’s portfolio managers assess whether there are material conflicts of interest between Invesco Trimark’s interests and those of the Account. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark’s relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark’s relationship with the company into account, and will vote the proxies in the best interest of the Account. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.
I. BOARDS OF DIRECTORS
We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.
Voting on Director Nominees in Uncontested Elections
Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term company performance relative to a market index,

•	Composition of the board and key board committees,

•	Nominee’s attendance at board meetings,

•	Nominee’s time commitments as a result of serving on other company boards,

•	Nominee’s investments in the company,

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•	Whether the chairman is also serving as CEO, and

•	Whether a retired CEO sits on the board.
Voting on Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term financial performance of the target company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions.
Majority Threshold Voting for Director Elections
We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.
Separating Chairman and CEO
Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.
While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	Majority of independent directors;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

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•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Majority of Independent Directors
While we generally support proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.
We generally vote for proposals that request that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.
Stock Ownership Requirements
We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.
We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.
Size of Boards of Directors
We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.
While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.
Classified or Staggered Boards
In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.
We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.
Director Indemnification and Liability Protection
We recognize that many individuals may be reluctant to serve as corporate directors if they are personally liable for all lawsuits and legal costs. As a result, limitations on

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directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.
We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
II. AUDITORS
A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.
Ratification of Auditors
We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.
We generally vote for the reappointment of the company’s auditors unless:
•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises their independence.
Disclosure of Audit vs. Non-Audit Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.
There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.
III. COMPENSATION PROGRAMS
Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive

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awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.
While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):
Cash Compensation and Severance Packages
We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.
Executive Compensation (“say on pay”)
Proposals requesting that companies subject each year’s compensation record to a non binding advisory shareholder vote, or so-called “say on pay” proposals will be evaluated on a case-by-case basis.
Equity Based Plans — Dilution
Equity compensation plans can increase the number of shares of a company and therefore dilute the value of existing shares. While such plans can be an effective compensation tool in moderation, they can be a concern to shareholders and their cost needs to be closely watched. We assess proposed equity compensation plans on a case-by-case basis.
Employee Stock Purchase Plans
We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.
Loans to Employees
We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.
Stock Option Plans — Board Discretion
We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail

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and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.
Stock Option Plans — Inappropriate Features
We will generally vote against plans that have any of the following structural features:
•	ability to re-price “underwater” options without shareholder approval,

•	ability to issue options with an exercise price below the stock’s current market price,

•	ability to issue “reload” options, or

•	automatic share replenishment (“evergreen”) features.
Stock Option Plans — Director Eligibility
While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined
Stock Option Plans — Repricing
We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.
Stock Option Plans — Vesting
We will vote against stock option plans that are 100% vested when granted.
Stock Option Plans — Authorized Allocations
We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.
Stock Option Plans — Change in Control Provisions
We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.
IV. CORPORATE MATTERS
We will review proposals relating to changes to capital structure and restructuring on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

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Common Stock Authorization
We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Dual Class Share Structures
Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.
We will generally vote against proposals to create or extend dual class share structures where classes have different voting rights.
Stock Splits
We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.
Reverse Stock Splits
We will vote for proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
Share Repurchase Programs
We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.
Reincorporation
Reincorporation involves re-establishing the company in a different legal jurisdiction.
We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will generally not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.
Mergers & Acquisitions
We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:
•	will result in financial and operating benefits,

•	have a fair offer price,

•	have favourable prospects for the combined companies, and

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•	will not have a negative impact on corporate governance or shareholder rights.
V. SOCIAL RESPONSIBILITY
We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.
We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.
We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.
VI. SHAREHOLDER PROPOSALS
Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:
•	the proposal’s impact on the company’s short-term and long-term share value,

•	its effect on the company’s reputation,

•	the economic effect of the proposal,

•	industry and regional norms applicable to the company,

•	the company’s overall corporate governance provisions, and

•	the reasonableness of the request.
We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:
•	the company has failed to adequately address these issues with shareholders,

•	there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

•	the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

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We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.
Ordinary Business Practices
We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.
Protection of Shareholder Rights
We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
Barriers to Shareholder Action
We will generally vote for proposals to lower barriers to shareholder action.
Shareholder Rights Plans
We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.
VII. OTHER
We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).
Reimbursement of Proxy Solicitation Expenses
Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

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Invesco Hong Kong Limited
PROXY VOTING POLICY
1 February 2010

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Introduction	E-48

1. Guiding Principles	E-49

2. Proxy Voting Authority	E-50

3. Key Proxy Voting Issues	E-52

4. Internal Administration and Decision-Making Process	E-54

5. Client Reporting	E-56

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INTRODUCTION

This policy sets out Invesco’s approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients
Invesco’s proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

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1. GUIDING PRINCIPLES

1.1	Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

1.2	The sole objective of Invesco’s proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.3	Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder’s role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise’s Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.4	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

1.5	Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

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2. PROXY VOTING AUTHORITY

2.1	An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

2.2	An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest — with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco’s role would be both to make voting decisions on clients’ behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

2.3	In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

2.4	Individually-Managed Clients

2.4.1	As a matter of general policy, Invesco believes that unless a client’s mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client’s interests alone.

2.4.2	The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

2.4.3	In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

2.4.4	While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

2.4.5	In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

2.4.6	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

PROXY VOTING AUTHORITY
Individually-Managed Clients

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Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.
In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.
2.5	Pooled Fund Clients

2.5.1	The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

2.5.2	These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

2.5.3	As in the case of individually-managed clients who delegate their proxy voting authority, Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

2.5.4	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

PROXY VOTING AUTHORITY
Pooled Fund Clients
In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.
Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

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3. KEY PROXY VOTING ISSUES

3.1	This section outlines Invesco’s intended approach in cases where proxy voting authority is being exercised on clients’ behalf.

3.2	Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

3.3	Invesco applies two underlying principles. First, our interpretation of ‘material voting issues’ is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ portfolios through investment performance and client service.

3.4	In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

3.5	Portfolio Management Issues — Active Equity Portfolios

3.5.1	While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

3.5.2	In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

3.5.3	Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority — either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

KEY VOTING ISSUES
Major Corporate Proposals
Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.
•	contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

•	approval of changes of substantial shareholdings;

•	mergers or schemes of arrangement; and

•	approval of major asset sales or purchases.
As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

E-52

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.
Invesco’s approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.
3.6	Administrative Issues

3.6.1	In addition to the portfolio management issues outlined above, Invesco’s proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients’ behalf.

3.6.2	There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

3.6.3	In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

3.6.4	While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

3.6.5	These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a “yes” vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

3.6.6	Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

KEY PROXY VOTING ISSUES
Administrative Constraints
In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.
A significant proportion in this context means 5% or more of the market capitalisation of the company.

E-53

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

4.1	The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:
4.2	As shown by the diagram, a central administrative role is performed by our Corporate Action Team, located within the Client Administration section. The initial role of the Corporate Action Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

4.3	A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

4.4	Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

4.5	The voting decision is then documented and passed back to the Corporate Action Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Corporate Action Team logs all proxy voting activities for record keeping or client reporting purposes.

4.6	A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting “season”, when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco’s ability to influence a custodian’s service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

E-54

4.7	The following policy commitments are implicit in these administrative and decision-making processes:

INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS
Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.
The voting decision will be made by the Primary Investment Manager responsible for the market in question.
A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.
Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients’ behalf.
Invesco’s ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

E-55

5. CLIENT REPORTING

5.1	Invesco will keep records of its proxy voting activities.

5.2	Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

5.2	The following points summarise Invesco’s policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client’s mandate):

CLIENT REPORTING
Where proxy voting authority is being exercised on a client’s behalf, a statistical summary of voting activity will be provided on request as part of the client’s regular quarterly report.
Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

E-56

APPENDIX F
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
          A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
All information listed below is as of February 3, 2012.
Invesco Commodities Strategy Fund

						Institutional
	Class A	Class B	Class C	Class R	Class Y	Class
	Shares	Shares	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Names and Address of Principal	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Holder	Record	Record	Record	Record	Record	Record
AIM Advisors Inc. Attn: Corporate Controller 1555 Peachtree St., N.E. Ste 1800 Atlanta, GA 30309-2499	—	—	—	—	18.14%
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	—	8.19%	—	—		8.94%
Invesco Group Services Inc 1555 Peachtree St. NE Atlanta, GA 30309-2460	—	—	—	—	81.86%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	72.10%	71.50%	76.90%	23.21%		52.76%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	—	—	—	38.78%	—	—
Power Supplies LLC Loretta M. Tessmar 7870 Firestone Ln Washington Twp, MI 48094-3443	—	—	—	9.43%	—	—
Scotwork Inc. Martin P. Finkle South Orange, NJ 07079-1228	—	—	—	7.22%	—	—
Scotwork Inc. Sandy J. Sbarra Warrenton, VA 20187-4719	—	—	—	8.05%	—	—
Strategic Horizon Inc. 401(k) Plan Yong S NG Trustee 20955 Pathfinder Rd, Ste 100 Diamond Bar, CA 91765-4029	—	—	—	6.60%	—	—

F-1

Invesco Pacific Growth Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Names and Address of Principal	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Holder	Record	Record	Record	Record	Record	Record
AIM Advisors, Inc. (A) Attn: Corporate Controller 1555 Peachtree St. NE Ste 1800 Atlanta, GA 30309-2499	—	—	—	9.88%	—	—
AIM Advisors, Inc. (B) Attn: Corporate Controller 1555 Peachtree St. NE Ste 1800 Atlanta, GA 30309-2499	—	—	—	—	—	100.00%
Bonnie M. Fletcher La Jolla, CA 92037-7336	—	—	—	17.40%	—	—
Citigroup Global Markets House Acct ATTN: Cindy Tempesta, 7th Fl 333 W. 34th St New York, NY 10001-2402	—	5.30%	—	—	—	—
Classic Performance Cars Sylvestor Aloysius Styer II 2539 N Fwy Houston, TX 77009-4601	—	—	—	7.15%	—	—
Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	—	5.08%	—	—	—	—
Morgan Stanley & Co FBO Equity Swaps 1585 Broadway New York, NY 10036-8200	—	—	—	—	71.46%	—

F-2

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Names and Address of Principal	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Holder	Record	Record	Record	Record	Record	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	70.97%	69.78%	64.31%	—	10.27%	—
Namita M. Kumar Cumming, GA 30041-9765	—	—	—	7.40%	—	—
Raymond James Omnibus For Mutual Funds ATTN: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	5.45%	—	—	—
Starquest Solutions Inc. Jerry B Cox 4814 River Point Rd. Jacksonville, FL 32207-2118	—	—	—	12.91%	—	—
Strategic Horizon Inc. 401(K) Plan Yong S. Ng Trustee 20955 Pathfinder Rd Ste 100 Diamond Bar, CA 91765-4029	—	—	—	14.85%	—	—
UBS WM USA OMNI Account M/F Attn: Department Manager 499 Washington Blvd FL 9 Jersey City, NJ 07310-2055	—	—	5.49%	—	—	—
Management Ownership
          As of February 3, 2012, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of the Funds, except the trustees and officers as a group owned 1.70% of the outstanding Class Y shares of Invesco Pacific Growth Fund.

F-3

APPENDIX G
MANAGEMENT FEES
          Information for periods prior to June 1, 2010 is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
          For the fiscal year ended 2011 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), the management fees payable by each Fund, the amounts waived by the Adviser and the net fees paid by each Fund were as follows:

	2011
	Management	Management	Net Management
Fund Name	Fee Payable	Fee Waivers	Fee Paid
Invesco Commodities Strategy Fund*	$545,520	$(47,113)	$498,407
Invesco Commodities Strategy Fund**	121,717	(15,823)	105,894
Invesco Pacific Growth Fund	1,075,184	(963)	1,074,221
          For the fiscal years ended in 2009 and 2010 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), the predecessor funds and the Funds accrued compensation under their investment advisory agreement as follows:

	Compensation Accrued for the
	Fiscal Year ended
Fund Name	2009	2010
Invesco Commodities Strategy Fund	$341,422	$374,473
Invesco Pacific Growth Fund	948,906	1,120,093
          For the fiscal years ended in 2009, and 2010 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), advisory fees paid by the predecessor funds were reduced by the following amounts, relating to each predecessor fund’s short-term cash investments in the predecessor funds’ affiliated money market fund:

	Reduction of Advisory Fee Paid for the
	Fiscal Year ended
Fund Name	2009	2010
Invesco Pacific Growth Fund	$1,523	$975

*	For the fiscal year ended July 31, 2011.

**	For the fiscal period August 1, 2011 to October 31, 2011.

G-1

APPENDIX H
PORTFOLIO MANAGERS
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
          The following information is as of October 31, 2011

		Registered Investment		Other Pooled Investment		Other Accounts
	Dollar	Companies managed		Vehicles Managed		Managed (assets in
	Range of	(assets in millions)		(assets in millions)		millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts		Assets
Invesco Commodities Strategy Fund
Mark Ahnrud	None	26	$6,122.5	5	$959.5	10	[2]	$497.7	[2]
Chris Devine	None	26	$6,122.5	5	$959.5	10	[2]	$497.7	[2]
Scott Hixon	None	26	$6,122.5	5	$959.5	10	[2]	$497.7	[2]
Christian Ulrich	None	26	$6,122.5	5	$959.5	10	[2]	$497.7	[2]
Scott Wolle	None	26	$6,122.5	5	$959.5	10	[2]	$497.7	[2]
Invesco Pacific Growth Fund
Paul Chan	None	None	None	23	$3,171.39	49	[3]	$2,154.09	[3]
Daiji Ozawa	None	None	None	11	$842.69	6		$4,949.5
Kunihiko Sugio	None	None	None	11	$842.69	6		$4,949.5
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

[2]	This amount includes 1 fund that pays performance-based fees with $274.6 M in total assets under management.

[3]	This amount includes 1 fund that pays performance-based fees with $117.6 M in total assets under management.

H-1

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

H-2

Table 1

Sub-Adviser	Performance time period[4]
Invesco [5,6] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured Invesco Canada[5]	N/A One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[5] Invesco Asset Management Invesco Japan[7]	One-, Three- and Five-year performance against Fund peer group. One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

[4]	Rolling time periods based on calendar year-end.

[5]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[6]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

H-3

APPENDIX I
ADMINISTRATIVE SERVICES FEES
          Information for periods prior to June 1, 2010 is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
          The Funds paid the Adviser the following amounts for administrative services for the fiscal year ended 2011 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31):

Fund	July 31, 2011	October 31, 2011
Invesco Commodities Strategy Fund	$50,000	$12,603
Invesco Pacific Growth Fund	N/A	50,000
          For the fiscal years ended in 2009 and 2010 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), each predecessor fund and the Funds accrued compensation under its administration agreement as follows:

	Compensation Accrued for the
	Fiscal Year ended
Fund Name	2009	2010
Invesco Commodities Strategy Fund	$34,142	$61,102
Invesco Pacific Growth Fund	87,256	185,266

I-1

APPENDIX J
BROKERAGE COMMISSIONS
          Information for periods prior to June 1, 2010 is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
          For the fiscal years ended in 2009, 2010 and 2011 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), the predecessor funds and the Funds paid brokerage commissions as follows. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

	Fiscal Year ended
Fund Name	2009	2010	July 31, 2011	October 31, 2011
Invesco Commodities Strategy Fund	$0	$2,248	$9,935	$2,200	[1]
Invesco Pacific Growth Fund	153,779	302,728	N/A	358,533

[1]	The brokerage commissions listed was paid for the Fund’s fiscal period August 1, 2011 to October 31, 2011 and has not been annualized.

          The predecessor funds of Invesco Commodities Strategy Fund and Invesco Pacific Growth Fund, pursuant to an order issued by the SEC, were permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the predecessor fund’s investment adviser.
          During the fiscal years ended in 2009 and 2010, the predecessor funds of Invesco Commodities Strategy Fund and Invesco Pacific Growth Fund did not effect any principal transactions with Morgan Stanley & Co.
          Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges could have been effected through Morgan Stanley & Co., China International Capital Corp. Limited, Citigroup, Inc. and other brokers and dealers affiliated with the predecessor funds’ investment advisers. In order for an affiliated broker or dealer to effect any portfolio transaction on an exchange for the predecessor funds, the commissions, fees or other remuneration received by the affiliated broker or dealer must have been reasonable and fair compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the predecessor fund trustees, including the independent trustees, adopted procedures which they believed were reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer were consistent with the foregoing standard. A predecessor fund did not reduce the management fee it paid to the investment adviser by any amount of the brokerage commissions it may have paid to an affiliated broker or dealer.
          For the fiscal year ended October 31, 2009, the predecessor fund of Invesco Pacific Growth Fund paid brokerage commissions to China International Capital Corp. Limited as follows:

Brokerage
Commissions
	paid to China	Percentage
	International	of aggregate
	Capital Corp.	brokerage	Percentage of aggregate dollar
	Limited for	commissions	amount of executed trades on
	fiscal year	for fiscal	which brokerage commissions
	ended	year ended	were paid for fiscal year ended
Fund Name	10/31/09	10/31/09	10/31/09
Invesco Pacific Growth Fund	$202	0.13%	0.11%
          During the fiscal years ended October 31, 2009 and 2010, the predecessor fund of Invesco Pacific Growth Fund paid brokerage commissions to Morgan Stanley & Co. Asia Limited as follows:

	Brokerage commissions paid to Morgan Stanley & Co.
	Asia Limited for fiscal year ended
Fund Name	10/31/09	10/31/10
Invesco Pacific Growth Fund	$0	$0
          During the fiscal years ended October 31, 2009 and 2010, the predecessor fund of Invesco Pacific Growth Fund paid brokerage commissions to Morgan Stanley & Co. Japan Securities as follows:

	Brokerage commissions paid to Morgan Stanley & Co.
	Japan Securities for fiscal year ended
Fund Name	10/31/09	10/31/10
Invesco Pacific Growth Fund	$0	$0
          During the fiscal year ended in 2009 or 2010 (the fiscal year end of each Fund is indicated in parentheses following each Fund’s name), the predecessor funds of the following Fund paid brokerage commissions to Citigroup, Inc. as follows:

Percentage
of aggregate
dollar amount of
executed trades
	Brokerage	Percentage	on which
	Commissions	of aggregate	brokerage
	paid to	brokerage	commissions
	Citigroup, Inc.	commissions	were paid for the
	for the period ended	for the period	period ended
	06/01/09 to	ended 06/01/09 to	06/01/09 to
	the end of	the end of	the end of
Fund Name	fiscal year	fiscal year	fiscal year
Invesco Pacific Growth Fund (10/31/09)	$2,062	1.34%	0.55%

APPENDIX K
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
SECURITIES OF REGULAR BROKERS OR DEALERS
Directed Brokerage
          For the fiscal years ended in 2011 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), the Funds paid brokerage commissions to brokers in connection with transactions because of research services provided as follows:

	Related Brokerage
	Commissions for		Transactions for
	fiscal year ended		fiscal year ended
	July 31,	October 31,	July 31,	October 31,
Fund Name	2011	2011	2011	2011
Invesco Commodities Strategy Fund	$0	$0	$0	$0
Invesco Pacific Growth Fund	N/A	0	N/A	0
Regular Broker-Dealers
          During the fiscal year ended July 31, 2011 and fiscal period ended October 31, 2011, Invesco Commodities Strategy Fund did not purchase securities of its “regular” broker or dealers. During the fiscal year ended October 31, 2011, Invesco Pacific Growth Fund did not purchase securities of its “regular” broker or dealers.

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APPENDIX L
PURCHASE, REDEMPTION AND PRICING OF SHARES
Class A2, A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A2, A5, B5, C5 or R5 of a specific Fund may make additional purchases into Class A2, A5, B5, C5 and R5, respectively, of such specific Fund. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Class A, B, C and R shares, shall include Class A2 and A5 (except Invesco Money Market Fund), Class B5, Class C5, and Class R5 shares, respectively, unless otherwise noted. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Invesco Cash Reserve Shares of Invesco Money Market Fund, shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.
Transactions through Financial Intermediaries
          If you are investing indirectly in an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in Funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading.
          If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.
Purchase and Redemption of Shares
Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, Class A5 shares of Invesco Money Market Fund and Invesco Balanced-Risk Retirement Funds and Invesco Cash Reserve Shares of Invesco Money Market Fund
           Initial Sales Charges. Each Invesco Fund (other than Invesco Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Distributors and participating dealers for their expenses incurred in connection with the distribution of the Invesco Funds’ shares. You may also be charged a transaction or other fee by the financial intermediary managing your account.
          Class A shares of Invesco Tax-Exempt Cash Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund are sold without an initial sales charge.

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Category I Funds

Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Capital Development Fund
Invesco Charter Fund
Invesco China Fund
Invesco Commodities Strategy Fund
Invesco Conservative Allocation Fund
Invesco Constellation Fund
Invesco Convertible Securities Fund
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dynamics Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco Leisure Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Real Estate Fund
Invesco S&P 500 Index Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Companies Fund
Invesco Structured Core Fund
Invesco Summit Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund
Invesco Utilities Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Value Opportunities Fund

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.75	2.83	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75

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Category II Funds

Invesco California Tax-Free Income Fund
Invesco Core Plus Bond Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco High Yield Securities Fund
Invesco International Total Return Fund
Invesco U.S. Government Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal Income
    Fund

Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen U.S. Mortgage Fund
Invesco High Income Municipal Fund
Invesco High Yield Fund
Invesco Municipal Bond Fund

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.25
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
Category III Funds
Invesco Limited Maturity Treasury Fund (Class A2 shares)
Invesco Tax-Free Intermediate Fund (Class A2 shares)

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40
As of the close of business on October 30, 2002, Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases. Effective February 1, 2010, Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A2 shares.

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Category IV Funds
Invesco Floating Rate Fund
Invesco Limited Maturity Treasury Fund (Class A shares)
Invesco Short Term Bond Fund
Invesco Tax-Free Intermediate Fund (Class A shares)

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 but less than $1,000,000	1.00	1.01	1.00
          Effective February 1, 2010, Class A3 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A shares.
          Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A shares of Category I, II or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge (CDSC) if the investor redeems those shares within 18 months after purchase.
          Invesco Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the Invesco Funds may affect total compensation paid.
          Purchases of Class A Shares by Non-Retirement Plans. Invesco Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:
Percent of Purchases
1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million
          If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation

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purchase.” With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).
          If an investor made a Large Purchase of Class A shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund (formerly the Class A3 funds) on and after October 31, 2002, and prior to February 1, 2010, and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.
          Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (NAV) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of such Class A shares is a new investment (as defined below):
Percent of Purchases
0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million
          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.
          A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of Invesco Fund shares, (ii) an exchange of Invesco Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of Invesco Fund shares, or (iv) money returned from another fund family. If Invesco Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an Invesco Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, Invesco Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.
          With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).
          Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of Invesco Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”
Definitions
          As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

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•	“Spouse” is the person to whom one is legally married under state law;

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Grandchild” or “Grandchildren” include biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Grandparent” is a Parent of a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children or Grandchildren) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an Individual (including his or her spouse or domestic partner, and children);

•	a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by checks or wire transfers; and

c.	if the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Distributors in writing

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that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

          How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the Invesco Funds.
Letters of Intent
           A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (LOI); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.
          The LOI confirms the total investment in shares of the Invesco Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:
Calculating the Initial Sales Charge

•	Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if Invesco Investment Services, Inc., the Invesco Funds’ transfer agent (Transfer Agent) is advised of all other accounts at the time of the investment.

•	Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

•	If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser generally will have to pay the increased amount of sales charge.

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•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those reserved, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the reserved shares will be promptly released.

•	If the intended investment is not completed, the purchaser generally will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the total amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the Transfer Agent will surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Distributors or its designee.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege
          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.
LOIs and Contingent Deferred Sales Charges
           All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.
Rights of Accumulation
           A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the Invesco Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the Invesco Funds owned by such purchaser, calculated at their then current public offering price.
          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any Invesco Fund with a value of $30,000 and wishes to invest an additional $30,000 in a Fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 4.50% will apply to the full $30,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint.
          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

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          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.
          If an investor’s new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares may be subject to a 1% CDSC if the investor redeems them prior to the end of the 18 month holding period.
          Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the Invesco Funds without payment of the applicable sales charge other than to Qualified Purchasers.
          Purchases of Class A shares of Invesco Tax-Exempt Cash Fund and Class A5 shares or Invesco Cash Reserve Shares of Invesco Money Market Fund and Investor Class shares of any Invesco Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.
          Purchases of Class A Shares at Net Asset Value. Invesco Distributors permits certain categories of persons to purchase Class A shares of Invesco Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the Invesco Funds or with Invesco and certain programs for purchase. It is the purchaser’s responsibility to notify Invesco Distributors or its designee of any qualifying relationship at the time of purchase.
          The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Fiserv Output Solutions, a division of Fiserv Solutions, Inc.;

•	Any registered representative or employee of any intermediary who has an agreement with Invesco Distributors to sell shares of the Invesco Funds (this includes any members of their Immediate Family);

•	Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

•	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account;

•	Employer-sponsored retirement plans (the Plan or Plans) that are Qualified Purchasers, as defined above, provided that such Plans:

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a.	have assets of at least $1 million; or

b.	have at least 100 employees eligible to participate in the Plan; or

c.	execute through a single omnibus account per Fund; further provided that Plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the Plan or the number of eligible employees unless the employer or Plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

•	“Grandfathered” shareholders as follows:

a.	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the Invesco Funds;

b.	Shareholders of record of Class H, Class L, Class P and/or Class W of applicable predecessor funds on May 28, 2010 who have continuously owned shares of the corresponding Invesco Funds;

c.	Shareholders of record or discretionary advised clients of any investment adviser holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of Invesco Constellation Fund or Invesco Charter Fund, respectively;

d.	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of Invesco Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of Invesco Constellation Fund is effected within 30 days of the redemption or repurchase;

e.	A shareholder of a Fund that merges or consolidates with an Invesco Fund or that sells its assets to an Invesco Fund in exchange for shares of an Invesco Fund;

f.	Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

g.	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

h.	Shareholders of record of Advisor Class shares of an Invesco Fund on February 11, 2000 who have continuously owned shares of that Invesco Fund, and who purchase additional shares of that Invesco Fund;

i.	Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

j.	Shareholders of record of Class B shares of Invesco Global Dividend Growth Securities Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively; and

k.	Shareholders of record of Class B shares of Invesco Van Kampen Global Equity Allocation Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively.

•	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

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•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Insurance company separate accounts;

•	Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

a.	such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

b.	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

c.	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

•	Transfers to IRAs that are attributable to Invesco Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

•	Rollovers from Invesco held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco IRA.

          In addition, an investor may acquire shares of any of the Invesco Funds at net asset value in connection with:

•	reinvesting dividends and distributions;

•	exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

•	the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Investment Services;

•	as a result of a Fund’s merger, consolidation or acquisition of the assets of another Fund;

•	the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or

•	when buying Class A shares of Invesco Tax-Exempt Cash Fund.

•	Unit investments trusts sponsored by Invesco Distributors or its affiliates.

•	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A shares of the Invesco Funds. The Invesco Funds reserve the right to modify or terminate this program at any time.

          Payments to Dealers. Invesco Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
          The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial advisers” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator

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and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial advisers in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial adviser, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisers that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial advisers negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial adviser to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.
          Certain financial advisers listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisers not listed below. Accordingly, please contact your financial adviser to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.
          Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial advisers to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial adviser’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial adviser’s sales force or to the financial adviser’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial adviser for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial advisers differently depending typically on the level and/or type of considerations provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based adviser programs — some of which may generate certain other payments described below).
          The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial adviser during the particular period. Such payments also may be calculated on the average daily net assets of the applicable Invesco Funds attributable to that particular financial adviser (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial adviser either or both Sales-Based Payments and Asset-Based Payments.
          Sub-Accounting and Networking Support Payments. Invesco Investment Services, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial advisers, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial adviser. In these situations, Invesco Distributors Affiliates may make payments to financial advisers that sell Invesco Fund shares for certain

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transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Distributors Affiliates also may make payments to certain financial advisers that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.
          All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.
          Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial adviser, one-time payments for ancillary services such as setting up funds on a financial adviser’s mutual fund trading systems, financial assistance to financial advisers that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
          Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.
          In certain cases these payments could be significant to the financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial adviser about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.
          Certain Financial Advisers that Receive One or More Types of Payments

1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc. AIG Retirement
Advantage Capital Corporation
Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.

American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America

Bank of Oklahoma
BCG Securities
Bear Stearns Securities Corp.
Benefit Plans, Inc.
BOSC, Inc.
Branch Banking & Trust Company
Brinker Capital
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.

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Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Insurance Life Annuity
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Diversified Investment Advisors
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life

Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Lincoln Investment Planning
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Minnesota Life Insurance Co.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.

Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
NRP Financial
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing LLC
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PJ Robb
Plains Capital Bank
Plan Administrators
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
PNC Investments, LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
SagePoint Financial, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Securian Financial Services, Inc.

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Security Distributors, Inc.
Sentra Securities
Signator Investors, Inc.
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Sterne Agee Financial Services, Inc.
Stifel Nicolaus & Company
Summit Brokerage Services, Inc.
Summit Equities, Inc.
SunAmerica Securities, Inc.
SunGard
Sun Life

SunTrust
SunTrust Robinson Humphrey, Inc.
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central

United Planners Financial
USB Financial Services, Inc.
US Bank
U.S. Bank, N.A.
UVEST
USI Securities, Inc.
The Vanguard Group
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Waddell & Reed, Inc.
Wadsworth Investment Co., Inc.
Wall Street Financial Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

Purchases of Class B Shares
          New or additional investments in Class B shares are no longer permitted; but investors may pay a CDSC if they redeem their shares within a specified number of years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the Invesco Funds at the time of such sales. Payments are equal to 4.00% of the purchase price, which generally consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.
Purchases of Class C Shares
           Class C shares are sold at net asset value, and are not subject to an initial sales charge. Investors in Class C shares may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into Invesco Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds (except for Class C shares of Invesco Short Term Bond Fund) at the time of such sales. Payments with respect to Invesco Funds other than Invesco Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to Invesco Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Invesco Funds on or after May 1, 1995, and in circumstances where Invesco Distributors grants an exemption on particular transactions.

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Payments with Regard to Converted Class K Shares
          For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares’ Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Distributors’ own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.
Purchase and Redemption of Class P Shares
           Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see Invesco Summit Fund’s Prospectus for details.
Purchases of Class R Shares
          Class R shares are sold at net asset value, and are not subject to an initial sales charge. For purchases of Class R shares of Category I, II or IV Funds, Invesco Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an Invesco Fund was offered as an investment option:
Percent of Cumulative Purchases
0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million
          With regard to any individual purchase of Class R shares, Invesco Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).
Purchases of Class S Shares
           Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S Shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.
Purchases of Class Y Shares
          Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.
Purchases of Investor Class Shares
          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.

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Purchases of Institutional Class Shares
           Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.
Exchanges
          Terms and Conditions of Exchanges. Normally, shares of an Invesco Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a Fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.
Redemptions
          General. Shares of the Invesco Funds may be redeemed directly through Invesco Distributors or through any dealer who has entered into an agreement with Invesco Distributors. In addition to the Funds’ obligation to redeem shares, Invesco Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Investment Services, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.
          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of Fund not reasonably practicable. With respect to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, in the event that the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust as defined in the 1940 Act, determines that the extent of the deviation between the Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Board of Trustees has the authority to suspend redemptions of the Fund shares.
          Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all

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shares are to be held by Invesco Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.
          Payments under a Systematic Redemption Plan constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.
          Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.
Contingent Deferred Sales Charges Imposed upon Redemption of Shares
          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into or Invesco Short Term Bond Fund). (In addition, no CDSC applies to Class A2 shares.) See the Prospectus for additional information regarding CDSCs.
          Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I, II or IV Funds held more than 18 months;

•	Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

•	Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and

•	Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

          Contingent Deferred Sales Charge Exceptions for Class B and C Shares. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of Invesco International Core Equity Fund and Invesco Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to Invesco International Core Equity Fund, and Invesco Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of

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record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;

•	Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of Invesco and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and

•	Redemptions of Class C shares of a Fund other than Invesco Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of Invesco Short Term Bond Fund.

General Information Regarding Purchases, Exchanges and Redemptions
           Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Investment Services policy and procedures and U.S. regulations. Invesco Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, an investor or financial intermediary must supply Invesco Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.
          Authorized Agents. Invesco Investment Services and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept

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purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.
          Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. Invesco Funds may waive or modify any signature guarantee requirements at any time.
          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Investment Services’ current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Investment Services.
          Transactions by Telephone. By signing an account application form, an investor agrees that Invesco Investment Services may surrender for redemption any and all shares held by Invesco Investment Services in the designated account(s), or in any other account with any of the Invesco Funds, present or future, which has the identical registration as the designated account(s). Invesco Investment Services and Invesco Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the Invesco Funds, provided that such Fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Investment Services and Invesco Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.
          Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Investment Services nor Invesco Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any

L-20

instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the Invesco Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.
          Abandoned Property. It is the responsibility of the investor to ensure that Invesco Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to Invesco Investment Services. Upon receiving returned mail, Invesco Investment Services will attempt to locate the investor or rightful owner of the account. If Invesco Investment Services is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. Invesco Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
          Retirement Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial adviser or other intermediary for details.
          Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.
Institutional Class Shares
          Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Investment Services, Inc. at P.O. Box 219078, Kansas City, Missouri 64121-9078. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Investment Services.
          Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor’s payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.
          A financial intermediary may submit a written request to Invesco Investment Services for correction of transactions involving Fund shares. If Invesco Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.
          An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the

L-21

investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.
          Generally payment for redeemed shares is made by Federal Reserve wire to the account designated in the investor’s account application. By providing written notice to his financial intermediary or to Invesco Investments Services, an investor may change the account designated to receive redemption proceeds. Invesco Investment Services may request additional documentation.
          Invesco Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity.
Offering Price
          The following formula may be used to determine the public offering price per Class A share of an investor’s investment:
          Net Asset Value / (1 — Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on October 31, 2011, Invesco Commodities Strategy Fund — Class A shares had a net asset value per share of $20.24. The offering price, assuming an initial sales charge of 5.50%, therefore was $21.42.
          Institutional Class shares of the Invesco Funds are offered at net asset value.
Calculation of Net Asset Value
          Each Invesco Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE on each business day of the Invesco Fund. In the event the NYSE closes early on a particular day, each Invesco Fund determines its net asset value per share as of the close of the NYSE on such day. Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.
          A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined

L-22

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.
          Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.
          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.
          Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.
          Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

L-23

Redemptions in Kind
          Although the Invesco Funds generally intend to pay redemption proceeds solely in cash, the Invesco Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Invesco Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.
Backup Withholding
          Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.
          Each Invesco Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Fund with a TIN and a certification that he is not subject to backup withholding. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
          An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.	the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.
          Certain payees and payments are exempt from backup withholding and information reporting. Invesco or Invesco Investment Services will not provide Form 1099 to those payees.
          Investors should contact the IRS if they have any questions concerning withholding.

L-24

          IRS Penalties — Investors who do not supply the Invesco Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.
          Nonresident Aliens — Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

L-25

APPENDIX M
AMOUNTS PAID PURSUANT TO DISTRIBUTION PLANS
          A list of amounts paid by each class of shares to Invesco Distributors pursuant to the Plans for the fiscal year ended 2011 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31):

	Class A	Class B	Class C	Class R
Fund	Shares	Shares	Shares	Shares
Invesco Commodities Strategy Fund*	$280,193	$40,417	$132,356	N/A
Invesco Commodities Strategy Fund**	46,727	20,433	21,786	$266

Invesco Pacific Growth Fund	251,179	71,427	61,485	393

          For the fiscal year ended in 2011 (each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31), there were unreimbursed distribution-related expenses with respect to the following Funds:

	Unreimbursed	Unreimbursed
	Distribution-Related	Distribution-Related
	Expenses	Expenses
Fund Name	July 31, 2011	October 31, 2011
Invesco Commodities Strategy Fund
Class B	$4,487,593	$4,493,546
Class C	$9,005	$5,749
Invesco Pacific Growth Fund
Class B	$43,090,737	$43,732,240
Class C	$238	$0

*	For the fiscal year ended July 31, 2011.

**	For the fiscal period August 1, 2011 to October 31, 2011.

M-1

APPENDIX N
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS
Each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31.
An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended July 31, 2011 follows:

							Travel
		Printing &		Underwriters	Dealers		Relating to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$0	$0	$0	$0	$206,663	$0	$0
          An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended October 31, 2011 follows:

							Travel
							Relating
		Printing &		Underwriters	Dealers		to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$0	$0	$0	$0	$46,727	$0	$0
Invesco Pacific Growth Fund	$0	$0	$0	$0	$251,179	$0	$0
          An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended July 31, 2011 follows:

							Travel
		Printing &		Underwriters	Dealers		Relating to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$0	$0	$0	$80,992	$26,917	$81	$0

          An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended October 31, 2011 follows:

							Travel
							Relating
		Printing &		Underwriters	Dealers		to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$0	$0	$0	$15,325	$4,929	$179	$0
Invesco Pacific Growth Fund	1,027	225	0	53,570	16,605	0	0
          An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended July 31, 2011 follows:

							Travel
		Printing &		Underwriters	Dealers		Relating to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$0	$0	$0	$2,346	$78,798	$1,732	$0
          An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended October 31, 2011 follows:

							Travel
							Relating
		Printing &		Underwriters	Dealers		to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$0	$0	$0	$1,138	$20,454	$194	$0
Invesco Pacific Growth Fund	0	0	0	3,179	57,740	566	0

          An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended July 31, 2011 follows:

							Travel
		Printing &		Underwriters	Dealers		Relating to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$13	$0	$6	$270	$219	$119	$13
          An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended October 31, 2011 follows:

							Travel
							Relating
		Printing &		Underwriters	Dealers		to
	Advertising	Mailing	Seminars	Compensation	Compensation	Personnel	Marketing
Invesco Commodities Strategy Fund	$2	$0	$0	$21	$233	$9	$1
Invesco Pacific Growth Fund	6	0	0	102	237	48	0

APPENDIX O
TOTAL SALES CHARGES
          Each Fund’s current fiscal year end is October 31; prior to August 1, 2011, the fiscal year end of Invesco Commodities Strategy Fund was July 31.
          Information for periods prior to June 1, 2010 is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
          The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Distributors for the fiscal year ended 2011:

	October 31, 2011		July 31, 2011
	Sales	Amount	Sales	Amount
	Charges	Retained	Charges	Retained
Invesco Commodities Strategy Fund	$1,168	$218	$84,135	$8,733
Invesco Pacific Growth Fund	42,567	4,284	N/A	N/A
          The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by Invesco Distributors for the fiscal year ended 2011:

	October 31, 2011	July 31, 2011
Invesco Commodities Strategy Fund	$2,645	$12,306
Invesco Pacific Growth Fund	2,583	N/A
          The following table describes the total sales charges paid in connection with the sale of shares of the predecessor funds and the Funds for the fiscal years ended in 2009 and 2010 (the fiscal year end of each Fund is indicated in parentheses following each Fund’s name):

Fund Name		2009	2010
Invesco Commodities Strategy Fund (7/31)
Class A	Front End	$40,860	$23,151
	CDSCs		$3,040
Class B	CDSCs	$0	$21,280
Class C	CDSCs	$10,776	$1,739
Invesco Pacific Growth (10/31)
Class A	Front End	$13,202	$5,016
Amount Retained			$552
	CDSCs	$197	$10
Class B	CDSCs	$17,926	$2,793
Class C	CDSCs	$486	$20

O-1

PART C
OTHER INFORMATION

Item 28. Exhibits

a	-	(a) Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(19)

	-	(b) Amendment No. 1, dated January 9, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(20)

	-	(c) Amendment No. 2, dated May 24, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

	-	(d) Amendment No. 3, dated July 5, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

	-	(e) Amendment No. 4, dated February 28, 2007, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(24)

	-	(f) Amendment No. 5, dated May 1, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(27)

	-	(g) Amendment No. 6, dated June 19, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(27)

	-	(h) Amendment No. 7, dated January 22, 2009, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(30)

	-	(i) Amendment No. 8, dated April 14, 2009, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(30)

	-	(j) Amendment No. 9, dated November 12, 2009, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(31)

	-	(k) Amendment No. 10, dated February 12, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(35)

	-	(l) Amendment No. 11, dated April 30, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(36)

	-	(m) Amendment No. 12, dated March 12, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(37)

	-	(n) Amendment No. 13, dated June 15, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(40)

	-	(o) Amendment No. 14, dated June 16, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(40)

	-	(p) Amendment No. 15, dated July 16, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(40)

	-	(q) Amendment No. 16, dated September 15, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(46)

	-	(r) Amendment No. 17, dated October 14, 2010, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(46)

	-	(s) Amendment No. 18, dated January 20, 2011, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(48)

	-	(t) Amendment No. 19, dated April 1, 2011, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(51)

	-	(u) Amendment No. 20, dated September 15, 2011, to Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(54)

	-	(v) Amendment No. 21, dated December 19, 2011, to the Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005.(57)

b	-	(a) Amended and Restated By-Laws of Registrant, adopted effective September 14, 2005.(19)

	-	(b) Amendment to Amended and Restated Bylaws of Registrant, adopted effective August 1, 2006.(23)

	-	(c) Amendment No 2, to Amended and Restated Bylaws of Registrant, adopted effective March 23, 2007.(25)

	-	(d) Amendment No 3, to Amended and Restated Bylaws of Registrant, adopted effective January 1, 2008.(25)

	-	(e) Amendment No 4, to Amended and Restated Bylaws of Registrant, adopted effective April 30, 2010.(39)

c	-	Articles II, VI, VII, VIII and IX of the Amended and Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI, of the Amended and Restated By-Laws, as amended, both as previously filed, define rights of holders of shares.

d (1)	-	(a) Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(5)

	-	(b) Amendment No. 1, dated September 1, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(6)

	-	(c) Amendment No. 2, dated December 28, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(8)

-	(d) Amendment No. 3, dated July 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(8)

-	(e) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

-	(f) Amendment No. 5, dated November 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

-	(g) Amendment No. 6, dated February 28, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

-	(h) Amendment No. 7, dated June 23, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)

-	(i) Amendment No. 8, dated November 3, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(12)

-	(j) Amendment No. 9, dated November 24, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(13)

-	(k) Amendment No. 10, dated July 18, 2005, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(18)

-	(l) Amendment No. 11, dated March 31, 2006, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(23)

-	(m) Amendment No. 12, dated February 28, 2007, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(25)

-	(n) Amendment No. 13, dated July 1, 2007, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(25)

-	(o) Amendment No. 14, dated May 29, 2009, to Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Aim Advisors, Inc., formerly A I M Advisors, Inc.(30)

-	(p) Amendment No. 15, dated January 1, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(34)

-	(q) Amendment No. 16, dated February 12, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc. (35)

	-	(r) Amendment No. 17, dated April 30, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc. (39)

	-	(s) Amendment No. 18, dated June 14, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc. (39)

	-	(t) Amendment No. 19, dated June 16, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc. (40)

	-	(u) Amendment No. 20, dated September 15, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc. (46)

	-	(v) Amendment No. 21, dated November 29, 2010, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc. (46)

	-	(w) Amendment No. 22, dated May 31, 2011, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc.(53)

	-	(x) Amendment No. 23, dated December 14, 2011, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc.(57)

	-	(y) Amendment No. 24, dated December 19, 2011, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc.(57)

(2)	-	(a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Trimark Investment Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (now known as Invesco Trimark, Ltd.).(27)

	-	(b) Amendment No. 1, dated May 29, 2009, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(34)

	-	(c) Amendment No. 2, dated January 1, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(34)

-	(d) Amendment No. 3, dated February 12, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (35)

-	(e) Amendment No. 4, dated April 30, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (39)

-	(f) Amendment No. 5, dated June 14, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (40)

-	(g) Amendment No. 6, dated October 29, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (49)

-	(h) Amendment No. 7, dated November 29, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (49)

-	(i) Amendment No. 8, dated May 31, 2011, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(53)

-	(j) Amendment No. 9, dated December 14, 2011, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd (previously known as Invesco Trimark Ltd.).(57)

	-	(k) Amendment No. 10, dated December 19, 2011, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd (previously known as Invesco Trimark Ltd.).(57)

(3)	-	Subadvisory Contract — Invesco Advisers, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (57)

e (1)	-	(a) First Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, and as subsequently amended and as restated September 20, 2006, between Registrant and A I M Distributors, Inc.(23)

	-	(b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(24)

	-	(c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(24)

	-	(d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)

	-	(e) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)

	-	(f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)

	-	(g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)

	-	(h) Amendment No. 7, dated December 20, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

	-	(i) Amendment No. 8, dated April 28, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., formerly A I M Distributors, Inc.(27)

	-	(j) Amendment No. 9, dated April 30, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(27)

-	(k) Amendment No. 10, dated May 1, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(27)

-	(l) Amendment No. 11, dated July 24, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(27)

-	(m) Amendment No. 12, dated October 3, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(28)

-	(n) Amendment No. 13, dated May 29, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc.(30)

-	(o) Amendment No. 14, dated June 2, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares). (35)

-	(p) Amendment No. 15, dated July 14, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares). (35)

-	(q) Amendment No. 16, dated September 25, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares). (35)

-	(r) Amendment No. 17, dated November 4, 2009, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares). (35)

-	(s) Amendment No. 18, dated February 1, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares). (35)

-	(t) Amendment No. 19, dated February 12, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (35)

-	(u) Amendment No. 20, dated February 12, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (35)

-	(v) Amendment No. 21, dated April 30, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (39)

-	(w) Amendment No. 22, dated June 14, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (40)

-	(x) Amendment No. 23, dated October 29, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (46)

	-	(y) Amendment No. 24, dated November 29, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (47)

	-	(z) Amendment No. 25, dated December 22, 2010, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares). (48)

	-	(aa) Amendment No. 26, dated May 23, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares).(53)

	-	(bb) Amendment No. 27, dated May 31, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares).(53)

	-	(cc) Amendment No. 28, dated June 6, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares).(53)

	-	(dd) Amendment No. 29, dated December 14, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares).(57)

	-	(ee) Amendment No. 30, dated December 19, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares).(57)

	-	(ff) Amendment No. 31, dated December 27, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares).(57)

(2)	-	(a) Second Restated Master Distribution Agreement (Class B and Class B5) dated August 18, 2003, as subsequently amended and restated September 20, 2006, and May 4, 2010 between Registrant and Invesco Distributors, Inc.(39)

	-	(b) Amendment No. 1, dated June 1, 2010, to the Second Restated Master Distribution Agreement (Class B and B5 shares).(41)

	-	(c) Amendment No. 2, dated June 14, 2010, to the Second Restated Master Distribution Agreement (Class B and B5 shares).(41)

	-	(d) Amendment No. 3, dated October 29, 2010, to the Second Restated Master Distribution Agreement (Class B and B5 shares).(46)

	-	(e) Amendment No. 4, dated November 29, 2010, to the Second Restated Master Distribution Agreement (Class B and B5 shares).(47)

	-	(f) Amendment No. 5, dated December 19, 2011, to the Second Restated Master Distribution Agreement (Class B and B5 shares).(57)

(3)	-	Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc. and selected dealers.(28)

(4)	-	Form of Bank Selling Group Agreement between Invesco Aim Distributors, Inc. and banks.(28)

f (1)	-	Form of AIM Funds Retirement Plan for Eligible Directors/Trustees, as approved by the Board of Directors/Trustees on December 31, 2010.(53)

(2)	-	Form of Invesco Funds Trustee Deferred Compensation Agreement as approved by the Board of Directors/Trustees on December 31, 2010.(53)

g (1)	-	Amended and Restated Master Custodian Contract, dated June 1, 2010, between Registrant and State Street Bank and Trust Company.(40)

(2)	-	Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and The Bank of New York.(7)

h (1)	-	(a) Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (42)

	-	(b) Amendment No. 1, dated March 16, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (51)

	-	(c) Amendment No. 2, dated July 1, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(53)

(2)	-	(a) Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(23)

	-	(b) Amendment No. 1, dated February 28, 2007, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and A I M Advisors, Inc.(25)

	-	(c) Amendment No. 2, dated May 29, 2009, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Aim Advisors, Inc., formerly A I M Advisors, Inc.(30)

	-	(d) Amendment No. 3, dated January 1, 2010, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (34)

	-	(e) Amendment No. 4, dated February 12, 2010, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (35)

	-	(f) Amendment No. 5, dated April 30, 2010, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(39)

	-	(g) Amendment No. 6, dated June 14, 2010, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(39)

	-	(h) Amendment No. 7, dated October 29, 2010, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(46)

	-	(i) Amendment No. 8, dated November 29, 2010, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(47)

	-	(j) Amendment No. 9, dated May 31, 2011, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(53)

	-	(k) Amendment No. 10, dated December 14, 2011, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(57)

	-	(l) Amendment No. 11, dated December 19, 2011, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.(57)

(3)	-	Sixth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated November 29, 2010, between Registrant (on behalf of all Funds) and Invesco Advisers, Inc.(57)

(4)	-	Memorandum of Agreement, dated December 13, 2011, regarding expense limitations between Registrant (on behalf of certain Funds) and Invesco Advisers, Inc.(57)

(5)	-	Memorandum of Agreement, dated December 13, 2011, regarding advisory fee waivers between Registrant (on behalf of certain Funds) and Invesco Advisers, Inc.(57)

(6)	-	Fourth Amended and Restated Interfund Loan Agreement dated April 30, 2011, between Registrant and Invesco Advisors, Inc.(51)

(7)	-	Expense Reimbursement Agreement, dated June 30, 2003, between Registrant and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.).(13)

(8)		Agreement and Plan of Reorganization, dated April 1, 2011, for Invesco Global Dividend Growth Securities Fund, Invesco Global Fund, Invesco Health Sciences Fund, Invesco Japan Fund, Invesco LIBOR Alpha Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen International Advantage Fund, Invesco Van Kampen International Growth Fund.(53)

i	-	Legal Opinion — None

j (1)	-	Consent of Stradley Ronon Stevens & Young, LLP. (57)

(2)	-	Consent of PricewaterhouseCoopers LLP. (57)

k	-	Omitted Financial Statements — Not applicable

l (1)	-	Agreement Concerning Initial Capitalization of Registrant’s AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund dated November 3, 2003.(12)

(2)	-	Agreement Concerning Initial Capitalization of Registrant’s AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund dated March 31, 2006.(23)

(3)	-	Agreement Concerning Initial Capitalization of Registrant’s AIM Balanced-Risk Allocation Fund dated May 29, 2009.(30)

(4)	-	Initial Capitalization Agreement, dated October 2, 2008, for Class Y shares of AIM Balanced-Risk Allocation Fund, AIM China Fund, AIM Developing Markets Fund, AIM Global Healthcare Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund. (35)

(5)	-	Agreement concerning Initial Capital Investment in Portfolios of the Registrant dated June 1, 2010, for Institutional Class Shares of Invesco Alternative Opportunities Fund, Institutional Class Shares of Invesco Commodities Strategy Fund, Institutional Class Shares of Invesco FX Alpha Plus Strategy Fund, Institutional Class Shares of Invesco FX Alpha Strategy Fund, Class B Shares and Class C Shares of Invesco International Growth Equity Fund, Institutional Class Shares of Invesco Van Kampen Emerging Markets Fund, Class Y Shares of Invesco Van Kampen Global Equity Allocation Fund, Institutional Class Shares of Invesco Van Kampen Global Tactical Asset Allocation Fund, Institutional Class Shares of Invesco Van Kampen International Growth Fund. (40)

(6)	-	Agreement concerning Initial Capital Investment of Registrant’s Invesco Emerging Market Local Currency Debt Fund dated June 11, 2010.(40)

(7)		Agreement concerning Initial Capital Investment of Registrant’s Invesco Balanced-Risk Commodity Strategy Fund dated November 26, 2010.(47)

(8)	-	Agreement concerning Initial Capital Investment of Registrant’s Invesco Emerging Markets Equity Fund dated May 26, 2011.(53)

(9)	-	Agreement concerning Initial Capital Investment of Registrant’s Invesco Premium Income Fund dated December 12, 2011.(57)

m (1)	-	(a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares).(23)

	-	(b) Amendment No. 1, dated January 31, 2007, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(25)

	-	(c) Amendment No. 2, dated February 28, 2007, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(25)

	-	(d) Amendment No. 3, dated March 9, 2007, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(25)

	-	(e) Amendment No. 4, dated April 23, 2007, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(25)

	-	(f) Amendment No. 5, dated April 30, 2008, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(27)

	-	(g) Amendment No. 6, dated May 1, 2008, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(27)

	-	(h) Amendment No. 7, dated July 24, 2008, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(27)

	-	(i) Amendment No. 8, dated May 29, 2009, to the Registrant’s First Restated Master Distribution Plan (Class A shares).(30)

	-	(j) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan (Class A shares).(35)

	-	(k) Amendment No. 10, dated July 1, 2009, to the First Restated Master Distribution Plan (Class A shares).(35)

	-	(l) Amendment No. 11, dated November 4, 2009, to the First Restated Master Distribution Plan (Class A shares).(35)

	-	(m) Amendment No. 12, dated February 1, 2010, to the First Restated Master Distribution Plan (Class A shares). (35)

	-	(n) Amendment No. 13, dated February 12, 2010, to the First Restated Master Distribution Plan (Class A shares). (35)

	-	(o) Amendment No. 14, dated April 30, 2010, to the First Restated Master Distribution Plan (Class A shares). (39)

	-	(p) Amendment No. 15, dated May 5, 2010, to the First Restated Master Distribution Plan (Class A shares). (39)

	-	(q) Amendment No. 16, dated June 14, 2010, to the First Restated Master Distribution Plan (Class A shares). (39)

	-	(r) Amendment No. 17, dated October 29, 2010, to the First Restated Master Distribution Plan (Class A shares). (47)

	-	(s) Amendment No. 18, dated November 29, 2010, to the First Restated Master Distribution Plan (Class A shares). (47)

	-	(t) Amendment No. 19, dated May 31, 2011, to the First Restated Master Distribution Plan (Class A shares). (53)

	-	(u) Amendment No. 20, dated June 6, 2011, to the First Restated Master Distribution Plan (Class A shares). (53)

	-	(v) Amendment No. 21, dated December 14, 2011, to the First Restated Master Distribution Plan (Class A shares). (57)

(2)	-	(a) Plan of Distribution Pursuant to Rule 12b-1, dated February 12, 2010 (Class A, Class B and Class C shares)(Reimbursement). (39)

	-	(b) Amendment No. 1, dated April 30, 2010, to Plan of Distribution Pursuant to Rule 12b-1 (Class A, Class B and Class C shares) (Reimbursement).(39)

	-	(c) Amendment No. 2, dated May 4, 2010, to Plan of Distribution Pursuant to Rule 12b-1(Class A, Class B and Class C shares) (Reimbursement). (39)

	-	(d) Amendment No. 3, dated October 29, 2010, to Plan of Distribution Pursuant to Rule 12b-1(Class A, Class B and Class C shares) (Reimbursement). (47)

	-	(e) Amendment No. 4, dated December 19, 2011, to Plan of Distribution Pursuant to Rule 12b-1 (Class A, Class B and Class C shares) (Reimbursement). (57)

(3)	-	(a) Plan of Distribution dated February 12, 2010, (Class R shares) (Reimbursement).(39)

	-	(b) Amendment No. 1, dated April 30, 2010, to Plan of Distribution (Class R shares) (Reimbursement).(39)

	-	(c) Amendment No. 2, dated October 29, 2010, to Plan of Distribution (Class R shares) (Reimbursement).(47)

(4)	-	(a) Shareholder Service Plan, dated February 12, 2010 (Class R shares) (Reimbursement).(39)

	-	(b) Amendment No. 1 dated April 30, 2010, to Shareholder Service Plan, dated February 12, 2010 (Class R shares) (Reimbursement).(43)

	-	(c) Amendment No. 2, dated October 29, 2010, to Shareholder Service Plan (Class R shares) (Reimbursement).(47)

(5)	-	(a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, effective February 12, 2010, as amended February 12, 2010 (Class A, A5, B, B5, C, C5, R and R5 shares)(Reimbursement). (39)

	-	(b) Amendment No. 1, dated April 30, 2010, to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement). (39)

	-	(c) Amendment No. 2, dated October 29, 2010, to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement). (47)

(6)	-	(a) Service Plan dated February 12, 2010 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement). (39)

	-	(b) Amendment 1 to the Service Plan dated April 30, 2010 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement). (41)

	-	(c) Amendment 2 to the Service Plan dated October 29, 2010 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement). (47)

	-	(d) Amendment 3 to the Service Plan dated December 19, 2011 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement).(57)

(7)	-	(a) First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(23)

	-	(b) Amendment No. 1, dated January 31, 2007, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(24)

	-	(c) Amendment No. 2, dated February 28, 2007, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(25)

	-	(d) Amendment No. 3, dated March 9, 2007, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(25)

	-	(e) Amendment No. 4, dated April 23, 2007, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(25)

	-	(f) Amendment No. 5, dated April 30, 2008, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(27)

	-	(g) Amendment No. 6, dated May 1, 2008, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(27)

	-	(h) Amendment No. 7, dated July 24, 2008, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(27)

	-	(i) Amendment No. 8, dated May 29, 2009, to the Registrant’s First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(30)

	-	(j) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(35)

	-	(k) Amendment No. 10, dated July 1, 2009, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(35)

	-	(l) Amendment No. 11, dated November 4, 2009, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(35)

	-	(m) Amendment No. 12, dated February 12, 2010, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(35)

	-	(n) Amendment No. 13, dated April 30, 2010, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(39)

	-	(o) Amendment No. 14, dated May 4, 2010, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(39)

	-	(p) Amendment No. 15, dated June 14, 2010, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(39)

	-	(q) Amendment No. 16, dated October 29, 2010, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(47)

	-	(r) Amendment No. 17, dated November 29, 2010, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(47)

	-	(s) Amendment No. 18, dated December 14, 2011, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(57)

(8)	-	(a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(23)

	-	(b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(24)

	-	(c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(25)

	-	(d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(25)

	-	(e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(25)

	-	(f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(27)

	-	(g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(27)

	-	(h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(27)

	-	(i) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan between Registrant (Class C shares) and Invesco Aim Distributors, Inc. formerly known as A I M Distributors, Inc.(30)

	-	(j) Amendment No. 9, dated June 6, 2009, to the First Restated Master Distribution Plan (Class C shares). (35)

	-	(k) Amendment No. 10, dated July 1, 2009, to the First Restated Master Distribution Plan (Class C shares). (35)

	-	(l) Amendment No. 11, dated November 4, 2009, to the First Restated Master Distribution Plan (Class C shares). (35)

	-	(m) Amendment No. 12, dated February 12, 2010, to the First Restated Master Distribution Plan (Class C shares). (35)

	-	(n) Amendment No. 13, dated April 30, 2010, to the First Restated Master Distribution Plan (Class C shares). (39)

	-	(o) Amendment No. 14, dated May 4, 2010, to the First Restated Master Distribution Plan (Class C shares). (39)

	-	(p) Amendment No. 15, dated June 14, 2010, to the First Restated Master Distribution Plan (Class C shares). (39)

	-	(q) Amendment No. 16, dated October 29, 2010, to the First Restated Master Distribution Plan (Class C shares). (47)

	-	(r) Amendment No. 17, dated November 29, 2010, to the First Restated Master Distribution Plan (Class C shares). (47)

	-	(s) Amendment No. 18, dated May 31, 2011, to the First Restated Master Distribution Plan (Class C shares).(53)

	-	(t) Amendment No. 19, dated June 6, 2011, to the First Restated Master Distribution Plan (Class C shares).(53)

	-	(u) Amendment No. 20, dated December 14, 2011, to the First Restated Master Distribution Plan (Class C shares).(57)

(9)	-	(a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20. 2006 (Class R shares).(23)

	-	(b) Amendment No. 1, dated January 31, 2007, to the Registrant’s First Restated Master Distribution Plan (Class R shares).(24)

	-	(c) Amendment No. 2, dated February 28, 2007, to the Registrant’s First Restated Master Distribution Plan (Class R shares).(25)

	-	(d) Amendment No. 3, dated April 30, 2008, to the Registrant’s First Restated Master Distribution Plan (Class R shares).(27)

	-	(e) Amendment No. 4, dated May 29, 2009, to the Registrant’s First Restated Master Distribution Plan (Class R shares).(30)

	-	(f) Amendment No. 5, dated June 2, 2009, to the First Restated Master Distribution Plan (Class R shares). (35)

	-	(g) Amendment No. 6, dated July 1, 2009, to the First Restated Master Distribution Plan (Class R shares). (35)

	-	(h) Amendment No. 7, dated November 4, 2009, to the First Restated Master Distribution Plan (Class R shares). (35)

	-	(i) Amendment No. 8, dated April 30, 2010, to the First Restated Master Distribution Plan (Class R shares). (39)

	-	(j) Amendment No. 9, dated June 14, 2010, to the First Restated Master Distribution Plan (Class R shares). (39)

	-	(k) Amendment No. 10, dated October 29, 2010, to the First Restated Master Distribution Plan (Class R shares). (47)

	-	(l) Amendment No. 11, dated November 29, 2010, to the First Restated Master Distribution Plan (Class R shares). (47)

	-	(m) Amendment No. 12, dated May 23, 2011, to the First Restated Master Distribution Plan (Class R shares).(53)

	-	(n) Amendment No. 13, dated May 31, 2011, to the First Restated Master Distribution Plan (Class R shares).(53)

	-	(o) Amendment No. 14, dated June 6, 2011, to the First Restated Master Distribution Plan (Class R shares).(53)

	-	(p) Amendment No. 15, dated December 14, 2011, to the First Restated Master Distribution Plan (Class R shares).(57)

(10)	-	(a) First Restated Master Distribution Plan (Compensation) effective as of July 1, 2004, as subsequently amended, and as restated September 20, 2006 (Investor Class shares).(23)

	-	(b) Amendment No. 1, dated December 20, 2007, to the Registrant’s First Restated Master Distribution Plan (Compensation) (Investor Class shares).(25)

	-	(c) Amendment No. 2, dated April 28, 2008, to the Registrant’s First Restated Master Distribution Plan (Compensation) (Investor Class shares).(27)

	-	(d) Amendment No. 3, dated April 30, 2010, to the Registrant’s First Restated Master Distribution Plan (Compensation) (Investor Class shares).(39)

	-	(e) Amendment No. 4, dated December 1, 2011, to the Registrant’s First Restated Master Distribution Plan (Compensation) (Investor Class shares).(57)

(11)	-	Master Related Agreement to First Restated Master Distribution Plan (Class A shares).(27)

(12)	-	Master Related Agreement to First Restated Master Distribution Plan (Class C shares).(27)

(13)	-	Master Related Agreement to Amended and Restated Master Distribution Plan (Class R shares).(27)

(14)	-	Master Related Agreement to First Restated Master Distribution Plan (Compensation) (Investor Class).(27)

n	-	Eighteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds® effective December 12, 2001, as amended and restated effective April 1, 2010.(37)

o	-	Reserved.

p (1)	-	Invesco Advisers, Inc. Code of Ethics, adopted January 1, 2011, relating to Invesco Advisers, Inc. and any of its subsidiaries. (50)

(2)	-	Invesco Asset Management Limited Code of Ethics dated 2011, relating to Invesco UK. (52)

(3)	-	Invesco Ltd. Code of Conduct, dated October 2011, relating to Invesco Asset Management (Japan) Limited Code of Ethics. (57)

(4)	-	Invesco Staff Ethics and Personal Share Dealing dated January 2012, relating to Invesco Hong Kong Limited. (57)

(5)	-	Invesco Ltd. Code of Conduct, revised October 2011, relating to Invesco Canada Ltd.; Invesco Canada Ltd., Policy No. D-6 Gifts and Entertainment, revised November 2011, and Policy No. D-7 Invesco Canada Personal Trading Policy, revised November 2010, together the Code of Ethics relating to Invesco Canada Ltd. (57)

(6)	-	Invesco Asset Management Deutschland (GmbH) Code of Ethics dated 2011 relating to Invesco Continental Europe. (52)

(7)	-	Invesco Ltd. Code of Conduct, revised October 2011, relating to Invesco Australia Limited. (57)

(8)	-	Invesco Senior Secured Management Code of Ethics. (50)

(9)	-	Invesco PowerShares Capital Management, LLC Code of Ethics amended effective January 2011.(56)

q	-	Powers of Attorney for Arch, Bayley, Bunch, Crockett, Dammeyer, Dowden, Fields, Flanagan, Frischling, Mathai-Davis, Soll, Sonnenschein, Stickel, Taylor and Whalen.(47)

(1)	Incorporated herein by reference to PEA No. 55, filed on August 26, 1998.

(2)	Incorporated herein by reference to PEA No. 56, filed on December 30, 1998.

(3)	Incorporated herein by reference to PEA No. 57, filed on February 22, 1999.

(4)	Incorporated herein by reference to PEA No. 58, filed on February 24, 2000.

(5)	Incorporated herein by reference to PEA No. 59, filed on February 28, 2001.

(6)	Incorporated herein by reference to PEA No. 60, filed on October 15, 2001.

(7)	Incorporated herein by reference to PEA No. 61, filed on January 30, 2002.

(8)	Incorporated herein by reference to PEA No. 62, filed on August 14, 2002.

(9)	Incorporated herein by reference to PEA No. 63, filed on February 20, 2003.

(10)	Incorporated herein by reference to PEA No. 64, filed on August 20, 2003.

(11)	Incorporated herein by reference to PEA No. 65, filed on October 10, 2003.

(12)	Incorporated herein by reference to PEA No. 66, filed on February 25, 2004.

(13)	Incorporated herein by reference to PEA No. 67, filed August 31, 2004.

(14)	Incorporated herein by reference to PEA No. 70, filed on December 23, 2004.

(15)	Incorporated herein by reference to PEA No. 71, filed on February 23, 2005.

(16)	Incorporated herein by reference to PEA No. 72, filed on March 1, 2005.

(17)	Incorporated herein by reference to PEA No. 73, filed on March 30, 2005.

(18)	Incorporated herein by reference to PEA No. 74, filed on August 24, 2005.

(19)	Incorporated herein by reference to PEA No. 75, filed on December 15, 2005.

(20)	Incorporated herein by reference to PEA No. 76, filed on January 13, 2006.

(21)	Incorporated herein by reference to PEA No. 77, filed on February 23, 2006.

(22)	Incorporated herein by reference to PEA No. 78, filed on March 24, 2006.

(23)	Incorporated herein by reference to PEA No. 79, filed on December 20, 2006.

(24)	Incorporated herein by reference to PEA No. 80, filed on February 23, 2007.

(25)	Incorporated herein by reference to PEA No. 81, filed on February 8, 2008.

(26)	Incorporated herein by reference to PEA No. 82, filed on February 19, 2008.

(27)	Incorporated herein by reference to PEA No. 83, filed on September 22, 2008.

(28)	Incorporated herein by reference to PEA No. 84, filed on February 25, 2009.

(29)	Incorporated herein by reference to PEA No. 85, filed on March 10, 2009.

(30)	Incorporated herein by reference to PEA No. 86, filed on May 29, 2009.

(31)	Incorporated herein by reference to PEA No. 87, filed on November 25, 2009.

(32)	Incorporated herein by reference to PEA No. 88, filed on December 22, 2009.

(33)	Incorporated herein by reference to PEA No. 89, filed on February 5, 2010.

(34)	Incorporated herein by reference to PEA No. 90, filed on February 12, 2010.

(35)	Incorporated herein by reference to PEA No. 92, filed on February 26, 2010.

(36)	Incorporated herein by reference to PEA No. 93, filed on March 10, 2010.

(37)	Incorporated herein by reference to PEA No. 94, filed on March 24, 2010.

(38)	Incorporated herein by reference to PEA No. 95, filed on May 27, 2010.

(39)	Incorporated herein by reference to PEA No. 96, filed on June 11, 2010.

(40)	Incorporated herein by reference to PEA No. 97, filed on July 16, 2010

(41)	Incorporated herein by reference to PEA No. 98, filed on July 26, 2010.

(42)	Incorporated herein by reference to PEA No. 99, filed on September 24, 2010

(43)	Incorporated herein by reference to PEA No. 101, filed on October 21, 2010

(44)	Incorporated herein by reference to PEA No. 102, filed on October 28, 2010

(45)	Incorporated herein by reference to PEA No. 104, filed on November 8, 2010

(46)	Incorporated herein by reference to PEA No. 105, filed on November 24, 2010

(47)	Incorporated herein by reference to PEA No. 106, filed on December 21, 2010

(48)	Incorporated herein by reference to PEA No. 108, filed on December 23, 2010.

(49)	Incorporated herein by reference to PEA No. 109, filed on February 7, 2011.

(50)	Incorporated herein by reference to PEA No. 110, filed on February 24, 2011.

(51)	Incorporated herein by reference to PEA No. 112, filed on April 21, 2011.

(52)	Incorporated herein by reference to PEA No. 114, filed on May 20, 2011.

(53)	Incorporated herein by reference to PEA No. 116, filed on September 23, 2011.

(54)	Incorporated herein by reference to PEA No. 117, filed on September 28, 2011

(55)	Incorporated herein by reference to PEA No. 119, filed on November 17, 2011

(56)	Incorporated herein by reference to PEA No. 121, filed on December 9, 2011

(57)	Filed herewith electronically.

Item 29. Persons Controlled by or Under Common Control With the Fund
     None
Item 30. Indemnification
Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 28(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust, effective as of September 14, 2005, as amended, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant’s Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).
The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic issuers, with a $80,000,000 limit of liability (plus an additional $20,000,000 limit that applies to independent directors/trustees only).
Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (“Invesco Advisers”) provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Advisers or any of its officers, directors or employees, that Invesco Advisers shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Advisers to any series of the Registrant shall not automatically impart liability on the part of Invesco Advisers to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Sub-Advisory Contract”) between Invesco Advisers, on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (each a “Sub-Adviser”, collectively the “Sub-Advisers”) provides that the Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance by the Sub-Adviser of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Contract.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, such indemnification by it is against public policy, as expressed in the Act and will be governed by final adjudication of such issue.
Item 31. Business and Other Connections of Investment Advisor
The only employment of a substantial nature of the Adviser’s directors and officers is with Invesco Advisers and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (each a “Sub-Adviser”, collectively the “Sub-Advisers”) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference. Reference is also made to the caption “Fund Management — The Advisor” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Advisory and Other Services” of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 32(b) of this Part C.

Item 32. Principal Underwriters

(a)	Invesco Distributors, Inc., the Registrant’s principal underwriter, also acts as a principal underwriter to the following investment companies:

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Prime Income Trust
Invesco Van Kampen Senior Loan Fund
PowerShares Actively Managed Exchange-Traded Fund Trust
PowerShares Exchange-Traded Fund Trust
PowerShares Exchange-Traded Fund Trust II
PowerShares India Exchange-Traded Fund Trust
Short-Term Investments Trust

(b)	The following table sets forth information with respect to each director, officer or partner of Invesco Distributors, Inc.

Name and Principal	Position and Offices with	Positions and Offices
Business Address*	Underwriter	with Registrant
Robert C. Brooks	Director	None

John S. Cooper	Director & President	Assistant Vice President

Karen Dunn Kelley	Executive Vice President	Vice President

Eric P. Johnson	Executive Vice President	None

Gursh Kundan	Executive Vice President	None

Brian Lee	Executive Vice President	None

Ben Utt	Executive Vice President	None

Eliot Honaker	Senior Vice President	None

LuAnn S. Katz	Senior Vice President	None

Ivy B. McLemore	Senior Vice President	None

Lyman Missimer III	Senior Vice President	Assistant Vice President

Greg J. Murphy	Senior Vice President	None

David J. Nardecchia	Senior Vice President	None

Margaret A. Vinson	Senior Vice President	None

Gary K. Wendler	Senior Vice President	Assistant Vice President

John M. Zerr	Senior Vice President & Secretary	Senior Vice President, Secretary and Chief Legal Officer

Annette Lege	Treasurer & Chief Financial Officer	None

Lisa Gray	Chief Compliance Officer	None

Yinka Akinsola	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

*	11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173

(c)	Not applicable.

Item 33. Location of Accounts and Records
Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309, will maintain physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, except for those maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant’s Transfer Agent and Dividend Paying Agent, Invesco Investment Services, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.
Records may also be maintained at the offices of:
Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322
Invesco Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG
Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025
Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Vic 3000, Australia
Invesco Hong Kong Limited
41/F, Citibank Tower
3 Garden Road, Central
Hong Kong
Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036
Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7
Invesco PowerShares Capital Management LLC
301 West Roosevelt Road
Wheaton, IL 60187
Item 34. Management Services
     None.
Item 35. Undertakings
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 27th day of February, 2012.

Registrant:	AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

By:	/s/ Philip A. Taylor Philip A. Taylor, President
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES	TITLE	DATE

/s/ Philip A. Taylor	Trustee & President	February 27, 2012

(Philip A. Taylor)	(Principal Executive Officer)

/s/ David C. Arch*	Trustee	February 27, 2012

(David C. Arch)

/s/ Frank S. Bayley*	Trustee	February 27, 2012

(Frank S. Bayley)

/s/ James T. Bunch*	Trustee	February 27, 2012

(James T. Bunch)

/s/ Bruce L. Crockett*	Chair & Trustee	February 27, 2012

(Bruce L. Crockett)

/s/ Rod Dammeyer*	Trustee	February 27, 2012

(Rod Dammeyer)

/s/ Albert R. Dowden*	Trustee	February 27, 2012

(Albert R. Dowden)

/s/ Martin L. Flanagan*	Trustee	February 27, 2012

(Martin L. Flanagan)

/s/ Jack M. Fields*	Trustee	February 27, 2012

(Jack M. Fields)

/s/ Carl Frischling*	Trustee	February 27, 2012

(Carl Frischling)

/s/ Prema Mathai-Davis*	Trustee	February 27, 2012

(Prema Mathai-Davis)

/s/ Larry Soll*	Trustee	February 27, 2012

(Larry Soll)

SIGNATURES	TITLE	DATE

/s/ Hugo F. Sonnenschein*	Trustee	February 27, 2012

(Hugo F. Sonnenschein)

/s/ Raymond Stickel, Jr.*	Trustee	February 27, 2012

(Raymond Stickel, Jr.)

/s/ Wayne W. Whalen*	Trustee	February 27, 2012

(Wayne W. Whalen)

/s/ Sheri Morris	Vice President & Treasurer (Principal Financial and

(Sheri Morris)	Accounting Officer)	February 27, 2012

*By	/s/ Philip A. Taylor Philip A. Taylor
Attorney-in-Fact
*Philip A. Taylor, pursuant to powers of attorney dated November 30, 2010, filed in Registrant’s Post-Effective Amendment No. 106 on December 22, 2010.

INDEX

Exhibit
Number	Description
a(v)	Amendment No. 21, to the Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 14, 2005

d(1)(x)	Amendment No. 23, dated December 14, 2011, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc.

d(1)(y)	Amendment No. 24 to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and Invesco Advisers, Inc.

d(2)(j)	Amendment No. 9, dated December 14, 2011, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.)

d(2)(k)	Amendment No. 10 to the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.)

d(3)	Subadvisory Contract — Invesco Advisers, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011

e(1)(dd)	Amendment No. 29, dated December 14, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares)

e(1)(ee)	Amendment No. 30, dated December 14, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares)

e(1)(ff)	Amendment No. 31, dated December 27, 2011, to the First Restated Master Distribution Agreement, (all Classes of Shares except Class B shares and Class B5 shares)

e(2)(f)	Amendment No. 5, dated December 19, 2011, to the Second Restated Master Distribution Agreement (Class B and B5 shares)

h(2)(k)	Amendment No. 10, dated December 14, 2011, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.

h(2)(l)	Amendment No. 11 to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and Invesco Advisers, Inc.

h(3)	Sixth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated November 29, 2010, between Registrant (on behalf of all Funds) and Invesco Advisers, Inc.

h(4)	Memorandum of Agreement, dated December 13, 2011, regarding expense limitations between Registrant (on behalf of certain Funds) and Invesco Advisers, Inc.

h(5)	Memorandum of Agreement, dated December 13, 2011, regarding advisory fee waivers between Registrant (on behalf of certain Funds) and Invesco Advisers, Inc.

j(1)	Consent of Stradley Ronon Stevens & Young, LLP

j(2)	Consent of PricewaterhouseCoopers LLP

l(9)	Agreement concerning Initial Capital Investment of Registrant’s Invesco Premium Income Fund dated December 12, 2011

m(1)(v)	Amendment No. 21, dated December 14, 2011 to the First Restated Master Distribution Plan (Class A shares)

m(2)(e)	Amendment No. 4, dated December 19, 2011, to Plan of Distribution Pursuant to Rule 12b-1 (Class A, Class B and Class C shares) (Reimbursement)

m(6)(d)	Amendment No. 3 to the Service Plan dated December 19, 2011 (Class A, A5, B, B5, C, C5, R and R5 shares) (Reimbursement)

m(7)(s)	Amendment No. 18, dated December 14, 2011, to the First Restated Master Distribution Plan (Class B shares) (Securitization Feature)

m(8)(u)	Amendment No. 20, dated December 14, 2011, to the First Restated Master Distribution Plan (Class C shares)

m(9)(p)	Amendment No. 15, dated December 14, 2011, to the First Restated Master Distribution Plan (Class R shares)

m(10)(e)	Amendment No. 4, dated December 1, 2011, to the Registrant’s First Restated Master Distribution Plan (Compensation) (Investor Class shares)

p(3)	Invesco Ltd. Code of Conduct, dated October 2011, relating to Invesco Asset Management (Japan) Limited Code of Ethics

p(4)	Invesco Staff Ethics and Personal Share Dealing dated January 2012, relating to Invesco Hong Kong Limited

p(5)	Invesco Ltd. Code of Conduct, revised October 2011, relating to Invesco Canada Ltd.; Invesco Canada Ltd., Policy No. D-6 Gifts and Entertainment, revised November 2011, and Policy No. D-7 Invesco Canada Personal Trading Policy, revised November 2010, together the Code of Ethics relating to Invesco Canada Ltd.

p(7)	Invesco Ltd. Code of Conduct, revised October 2011, relating to Invesco Australia Limited